                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM N-1A

                                                                File No. 2-13017


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  [  X  ]

  Pre-Effective Amendment No.  ______                                    [  _  ]


  Post-Effective Amendment No.   104                                     [  X  ]
                               -------

                                      AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          [  X  ]

  Amendment No.   104
                -------



                       DELAWARE GROUP DECATUR FUND, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


               1818 Market Street, Philadelphia, Pennsylvania         19103
--------------------------------------------------------------------------------
                  (Address of Principal Executive Offices)        (Zip Code)

Registrant's Telephone Number, including Area Code:               (215) 751-2923
                                                                  --------------

    George M. Chamberlain, Jr., 1818 Market Street, Philadelphia, PA 19103
--------------------------------------------------------------------------------
                    (Name and Address of Agent for Service)

Approximate Date of Public Offering:                            November 29,1995
                                                                ----------------

It is proposed that this filing will become effective:

          _____  immediately upon filing pursuant to paragraph (b)

            X    on November 29, 1995 pursuant to paragraph (b)
          -----

          _____  60 days after filing pursuant to paragraph (a)(1)

          _____  on (date) pursuant to paragraph (a)(1)

          _____  75 days after filing pursuant to paragraph (a)(2)

          _____  on (date) pursuant to paragraph (a)(2) of Rule 485

         Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f)
       of the Investment Company Act of 1940.  Registrant's 24f-2 Notice
        for its most recent fiscal year was filed on January 26, 1995.

                                              Form N-1A
                                              File No. 2-13017
                                              Delaware Group Decatur Fund, Inc.



                          ---   C O N T E N T S   ---



This Post-Effective Amendment No. 104 to Registration File No. 2-13017 includes the following:


     1.   Facing Page

     2.   Contents Page

     3.   Cross-Reference Sheet

     4.   Part A - Prospectuses and Supplement*

     5.   Part B - Statements of Additional Information

     6.   Part C - Other Information

     7.   Signatures







* The Decatur Income Fund Institutional Class Prospectus and the Decatur Total Return Fund Institutional Class Prospectus, each dated January 30, 1995, are incorporated into this filing by reference to the electronic filings of those Prospectuses made pursuant to Rule 497(e) on April 24, 1995. The Supplement for each Prospectus dated April 15, 1995 that was also filed on April 24, 1995 is not incorporated by reference. That Supplement will be superceded by the
     ---
  Supplement included with this filing as of the effective date of this filing.

                                              Form N-1A
                                              File No. 2-13017
                                              Delaware Group Decatur Fund, Inc.



                            CROSS-REFERENCE SHEET*
                            ---------------------

                                   PART A**
                                   ------

                                                                    Location in
Item No.  Description                                               Prospectuses
--------  -----------                                               ------------
                                                           Decatur              Decatur
                                                         Income Fund          Income Fund
                                                          A Class/           Institutional
                                                          B Class/               Class
                                                         C Class

1         Cover Page................................        Cover                Cover

2         Synopsis..................................      Synopsis,            Synopsis,
                                                         Summary of            Summary of
                                                          Expenses              Expenses

3         Condensed Financial Information...........      Financial            Financial
                                                         Highlights            Highlights

4         General Description of Registrant.........     Investment            Investment
                                                       Objectives and        Objectives and
                                                          Policies,            Policies,
                                                           Shares                Shares

5         Management of the Fund....................    Management of        Management of
                                                          the Fund              the Fund

6         Capital Stock and Other Securities........      Delaware           Dividends and
                                                         Difference,         Distributions,
                                                        Dividends and            Taxes,
                                                       Distributions,            Shares
                                                        Taxes, Shares

7         Purchase of Securities Being Offered......       Cover,                Cover,
                                                       Buying Shares,        Buying Shares,
                                                       Calculation of        Calculation of
                                                       Offering Price          Net Asset
                                                        and Net Asset       Value Per Share,
                                                      Value Per Share,       Management of
                                                        Management of           the Fund
                                                          the Fund

8         Redemption or Repurchase..................   Buying Shares,        Buying Shares,
                                                       Redemption and        Redemption and
                                                          Exchange              Exchange

9          Pending Legal Proceedings................        None                  None

   * Delaware Group Decatur Fund, Inc. offers two series of shares: Decatur Income Fund and Decatur Total Return Fund. Decatur Income Fund consists of Decatur Income Fund A Class, Decatur Income Fund B Class, Decatur Income Fund C Class and Decatur Income Fund Institutional Class. Decatur Total Return Fund consists of Decatur Total Return Fund A Class, Decatur Total Return Fund B Class, Decatur Total Return Fund C Class and Decatur Total Return Fund Institutional Class. Class A, B and C Shares of each respective Series are combined in one prospectus and the Institutional Class of each respective Series has its own prospectus. Each Series has its own Part B but they share a common Part C.
   ** The Decatur Income Fund Institutional Class Prospectus and the Decatur Total Return Fund Institutional Class Prospectus, each dated January 30, 1995, are incorporated into this filing by reference to the electronic filings of those Prospectuses made pursuant to Rule 497(e) on April 24, 1995. The Supplement for each Prospectus dated April 15, 1995 that was also filed on April 24, 1995 is not incorporated by reference. That
                                       ---
       Supplement will be superceded by the Supplement included with this filing as of the effective date of this filing.

                                              Form N-1A
                                              File No. 2-13017
                                              Delaware Group Decatur Fund, Inc.



                             CROSS-REFERENCE SHEET
                             ---------------------

                                    PART A**
                                    ------
                                  (Continued)

                                                                    Location in
Item No.   Description                                              Prospectuses
--------   -----------                                              ------------
                                                         Decatur Total     Decatur Total
                                                          Return Fund       Return Fund
                                                           A Class/        Institutional
                                                           B Class/            Class
                                                          C Class

1          Cover Page................................        Cover             Cover

2          Synopsis..................................      Synopsis,         Synopsis,
                                                          Summary of         Summary of
                                                           Expenses           Expenses

3          Condensed Financial Information...........      Financial         Financial
                                                          Highlights         Highlights

4          General Description of Registrant.........     Investment         Investment
                                                        Objectives and     Objectives and
                                                           Policies,         Policies,
                                                            Shares             Shares

5          Management of the Fund....................    Management of     Management of
                                                           the Fund           the Fund

6          Capital Stock and Other Securities........      Delaware        Dividends and
                                                          Difference,      Distributions,
                                                         Dividends and         Taxes,
                                                        Distributions,         Shares
                                                         Taxes, Shares

7          Purchase of Securities Being Offered......       Cover,             Cover,
                                                        Buying Shares,     Buying Shares,
                                                        Calculation of     Calculation of
                                                        Offering Price       Net Asset
                                                        and Net Asset     Value Per Share,
                                                       Value Per Share,    Management of
                                                        Management of         the Fund
                                                           the Fund

8          Redemption or Repurchase..................   Buying Shares,     Buying Shares,
                                                        Redemption and     Redemption and
                                                           Exchange           Exchange

9          Pending Legal Proceedings.................        None              None

                                              Form N-1A
                                              File No. 2-13017
                                              Delaware Group Decatur Fund, Inc.



                             CROSS REFERENCE SHEET
                             ---------------------

                                     PART B
                                     ------

                                                                             Location in Statements
Item No.   Description                                                       of Additional Information
--------   -----------                                                       -------------------------
                                                                   Decatur Income        Decatur Total
                                                                        Fund              Return Fund

10         Cover Page...........................................        Cover                Cover

11         Table of Contents....................................  Table of Contents    Table of Contents

12         General Information and History......................       General              General
                                                                     Information          Information

13         Investment Objectives and Policies...................     Investment           Investment
                                                                    Policies and         Policies and
                                                                      Portfolio            Portfolio
                                                                     Techniques           Techniques

14         Management of the Registrant.........................    Officers and         Officers and
                                                                      Directors            Directors

15         Control Persons and Principal Holders
            of Securities........................................    Officers and         Officers and
                                                                      Directors            Directors

16         Investment Advisory and Other Services...............     Plans Under          Plans Under
                                                                     Rule 12b-1           Rule 12b-1
                                                                    for the Fund         for the Fund
                                                                   Classes (under       Classes (under
                                                                     Purchasing           Purchasing
                                                                      Shares),             Shares),
                                                                     Investment           Investment
                                                                     Management           Management
                                                                     Agreement,           Agreement,
                                                                    Officers and         Officers and
                                                                     Directors,           Directors,
                                                                       General              General
                                                                    Information,         Information,
                                                                      Financial            Financial
                                                                     Statements           Statements

                                              Form N-1A
                                              File No. 2-13017
                                              Delaware Group Decatur Fund, Inc.



                             CROSS REFERENCE SHEET
                             ---------------------

                                    PART B
                                    ------
                                  (Continued)

                                                                               Location in Statements
Item No.     Description                                                       of Additional Information
--------     -----------                                                       -------------------------
                                                                       Decatur Income      Decatur Total
                                                                            Fund            Return Fund

   17        Brokerage Allocation...................................  Trading Practices  Trading Practices
                                                                        and Brokerage      and Brokerage

   18        Capital Stock and Other Securities.....................   Capitalization     Capitalization
                                                                             and                and
                                                                        Noncumulative      Noncumulative
                                                                        Voting (under      Voting (under
                                                                           General            General
                                                                        Information)       Information)
   19        Purchase, Redemption and Pricing of Securities
             Being Offered..........................................     Purchasing         Purchasing
                                                                           Shares,            Shares,
                                                                         Determining        Determining
                                                                       Offering Price     Offering Price
                                                                           and Net            and Net
                                                                        Asset Value,       Asset Value,
                                                                         Redemption         Redemption
                                                                       and Repurchase,    and Repurchase,
                                                                          Exchange           Exchange
                                                                          Privilege          Privilege

   20        Tax Status.............................................   Accounting and     Accounting and
                                                                         Tax Issues,        Tax Issues,
                                                                        Distributions      Distributions
                                                                          and Taxes          and Taxes

   21        Underwriters...........................................     Purchasing         Purchasing
                                                                           Shares             Shares

   22        Calculation of Performance Data........................     Performance        Performance
                                                                         Information        Information

   23        Financial Statements...................................      Financial          Financial
                                                                         Statements         Statements

                                              Form N-1A
                                              File No. 2-13017
                                              Delaware Group Decatur Fund, Inc.



                             CROSS REFERENCE SHEET
                             ---------------------

                                    PART C
                                    ------

                                                                     Location in
Item No.   Description                                                  Part C
--------   -----------                                               -----------
24         Financial Statements and Exhibits..............             Item 24

25         Persons Controlled by or under Common
             Control with Registrant......................             Item 25

26         Number of Holders of Securities................             Item 26

27         Indemnification................................             Item 27

28         Business and Other Connections of
            Investment Adviser.............................            Item 28

29         Principal Underwriters.........................             Item 29

30         Location of Accounts and Records...............             Item 30

31         Management Services............................             Item 31

32         Undertakings...................................             Item 32

DECATUR INCOME FUND
A CLASS SHARES                                                PROSPECTUS
B CLASS SHARES                                                November 29, 1995
C CLASS SHARES

       ----------------------------------------------------------------


                  1818 Market Street, Philadelphia, PA  19103

           For Prospectus and Performance:  Nationwide 800-523-4640,
                           Philadelphia 215-988-1333

            Information on Existing Accounts:  (SHAREHOLDERS ONLY)
              Nationwide 800-523-1918, Philadelphia 215-988-1241

                    Dealer Services:  (BROKER/DEALERS ONLY)
              Nationwide 800-362-7500, Philadelphia 215-988-1050


     This Prospectus describes the Decatur Income Fund A Class of shares (the "Class A Shares"), the Decatur Income Fund B Class of shares (the "Class B Shares") and the Decatur Income Fund C Class of Shares (collectively, the "Classes") of the Decatur Income Fund series (the "Series") of Delaware Group Decatur Fund, Inc. (the "Fund"), a professionally-managed mutual fund of the series type. The Series' objective is to achieve the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal.

     Class A Shares may be purchased at the public offering price, which is equal to the next determined net asset value per share, plus a front-end sales charge. Class B Shares and Class C Shares may be purchased at a price equal to the next determined net asset value per share. Class A Shares are subject to a maximum front-end sales charge of 4.75% and annual 12b-1 Plan expenses of up to 0.30%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") which may be imposed on redemptions made within six years of purchase and annual 12b-1 Plan expenses of 1.00%, which are assessed against the Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares under Buying Shares. Class C Shares are subject to a CDSC which may be imposed on redemptions made within twelve months of purchase and annual 12b-1 Plan expenses of 1.00%, which are assessed against the Class C Shares for the life of the investment. See Summary of Expenses. These alternatives permit an investor to choose the method of purchasing shares that is most suitable for his or her needs. In choosing the most suitable class, an investor should consider the differences among the Classes, including the effect of sales charges and 12b-1 Plan expenses, given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. See Buying Shares.

     This Prospectus relates only to the Classes listed above and sets forth information that you should read and consider before you invest. Please retain it for future reference. Part B of the Fund's registration statement, dated November 29, 1995, as it may be amended from time to time, contains additional information about the Series and has been filed with the Securities and Exchange Commission. Part B is incorporated by reference into this Prospectus and is available, without charge, by writing to Delaware Distributors, L.P. at the above address or by calling the above numbers. The Series' financial statements appear in its Annual Report for the fiscal year ended November 30, 1994 and its Semi-Annual Report for the six months ended May 31, 1995, which will accompany any response to requests for Part B.

     The Series also offers the Decatur Income Fund Institutional Class. That class is available for purchase only by certain investors. A prospectus for the Decatur Income Fund Institutional Class can be obtained by writing to Delaware Distributors, L.P. at the above address or by calling the above number.

TABLE OF CONTENTS


Cover Page                                 Retirement Planning
Synopsis                                   Buying Shares
Summary of Expenses                        Redemption and Exchange
Financial Highlights                       Dividends and Distributions
Investment Objective and Policies          Taxes
     Investment Strategy                   Calculation of Offering Price and
     Suitability                             Net Asset Value Per Share
The Delaware Difference                    Management of the Fund
     Plans and Services                    Appendix A - Investment Illustrations
                                           Appendix B - Ratings

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUND ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SHARES OF THE FUND ARE NOT BANK OR CREDIT UNION DEPOSITS.

SYNOPSIS

Capitalization

     The Series offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and the Decatur Income Fund Institutional Class of shares. The Fund has a present authorized capitalization of seven hundred fifty million shares of capital stock with a $1.00 par value per share. Three hundred fifty million shares of that stock have been allocated to the Class A Shares, fifty million shares have been allocated to the Class B Shares, fifty million shares to the Class C Shares and fifty million shares to the Decatur Income Fund Institutional Class. See Shares under Management of the Fund.

Investment Manager, Distributor and Service Agent

     Delaware Management Company, Inc. (the "Manager") is the investment manager for the Fund. The Manager or its affiliate, Delaware International Advisers Ltd., also manages the other funds in the Delaware Group. Delaware Distributors, L.P. (the "Distributor") is the national distributor for the Fund and for all of the other mutual funds in the Delaware Group. Delaware Service Company, Inc. (the "Transfer Agent") is the shareholder servicing, dividend disbursing and transfer agent for the Fund and for all of the other mutual funds in the Delaware Group. See Management of the Fund.

Sales Charges

     The price of the Class A Shares includes a maximum front-end sales charge of 4.75% of the offering price, which, based on the net asset value per share of the Class A Shares as of the end of the Fund's most recent fiscal year, is equivalent to 5.01% of the amount invested. The sales charge is reduced on certain transactions of at least $100,000 but under $1,000,000. For purchases of $1,000,000 or more, the front-end sales charge is eliminated. Class A shares are subject to annual 12b-1 Plan expenses.

     The price of the Class B Shares is equal to the net asset value per share. Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are subject to annual 12b-1 Plan expenses for approximately eight years after purchase. See Automatic Conversion of Class B Shares under Buying Shares.

     The price of the Class C Shares is equal to the net asset value per share. Class C Shares are subject to a CDSC of 1% if shares are redeemed within twelve months of purchase. Class C Shares are subject to annual 12b-1 Plan expenses for the life of the investment.

     See Buying Shares and Distribution (12b-1) and Service under Management of the Fund.

Purchase Amounts

     Generally, the minimum initial investment is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent investments in any Class generally must be at least $100. Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed the maximum purchase limitations for Class B Shares and Class C Shares by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more of Class A Shares, which are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC. The minimum and maximum purchase amounts for retirement plans may vary. See Buying Shares.

Investment Objective

     The objective of the Series is to achieve the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal. For further details, see Investment Objective and Policies.

Risk Factors and Special Considerations

     1. The Series may invest up to 15% of its net assets in high-yield securities (junk bonds), and, consequently, greater risks may be involved with an investment in the Series. See High Yield, High Risk Securities under Investment Objective and Policies.

     2. The Series may enter into options and futures transactions for hedging purposes to counterbalance portfolio volatility. While the Series does not engage in options and futures for speculative purposes, there are risks that result from use of these instruments by the Series, and the investor should review the descriptions of these risks in this Prospectus. See Futures Contracts and Options under Investment Objective and Policies.

Open-End Investment Company

     The Fund, which was organized as a Maryland corporation in 1983 and was previously organized as a Delaware corporation in 1956, is an open-end management investment company. The Series' portfolio of assets is diversified as defined by the Investment Company Act of 1940 (the "1940 Act"). See Shares under Management of the Fund.

Investment Management Fees

     The Manager furnishes investment management services to the Fund, subject to the supervision and direction of the Board of Directors. Under the Investment Management Agreement, the annual compensation paid to the Manager is equal to .60% on the first $100 million of the Series' average daily net assets,
 .525% on the next $150 million, .50% on the next $250 million and .475% on the average daily net assets in excess of $500 million, less all directors' fees paid to the unaffiliated directors by the Series. See Management of the Fund.

Redemption and Exchange

     Class A Shares of the Series may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request. Neither the Fund nor the Distributor assesses a charge for redemptions or exchanges of Class A Shares, except for certain redemptions of shares purchased at net asset value, which may be subject to a CDSC if such purchases triggered the payment of a dealer's commission. See Front-End Sales Charge Alternative - Class A Shares under Buying Shares. Class B and Class C Shares may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request subject, in the case of redemptions, to any applicable CDSC. Neither the Fund nor the Distributor assesses any charges other than the CDSC for redemptions or exchanges of Class B or Class C Shares. There are certain limitations on an investor's ability to exchange shares between the various class of shares that are offered. See Redemption and Exchange.

SUMMARY OF EXPENSES

     A general comparison of the sales arrangements and other expenses applicable to the Class A, Class B and Class C Shares follows:

                                                                      Annual Operating Expenses
                                          Class A   Class B  Class C  (as a percentage of average    Class A    Class B   Class C
    Shareholder Transaction Expenses      Shares    Shares   Shares   daily net assets)              Shares     Shares    Shares
--------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on                                       Management Fees............    0.49%       0.49%    0.49%
  Purchases (as a percentage of                                       12b-1 Expenses (including
  offering price).......................  4.75%     None     None       service fees)............    0.11%***   +1.00%+   1.00%+
Maximum Sales Charge Imposed on                                       Other Operating Expenses...    0.21%       0.21%++  0.21%++
  Reinvested Dividends (as a                                                                         -----      ------    -----
  percentage of offering price).........  None      None     None     Total Operating Expenses...    0.81%       1.70%    1.70%
                                                                                                     =====      ======    =====
Maximum Contingent Deferred Sales
  Charge (as a percentage of
  original purchase price or redemption
  proceeds, whichever is lower).........  None*     4.00%*   1.00%*
Redemption Fees.........................  None**    None**   None**

          The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in any of the Classes will bear directly or indirectly.

          *With respect to Class A Shares, purchases of $1 million or more may be made at net asset value; however, if in connection with any such purchase certain dealer commissions are paid to the financial adviser through whom such purchase is effected, a CDSC of 1% will be imposed on certain redemptions within twelve months of purchase ("Limited CDSC"). Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. Class C Shares are subject to a CDSC of 1% if the shares are redeemed within twelve months of purchase. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange; Deferred Sales Charge Alternative - Class B Shares and Level Sales Charge Alternative - Class C Shares under Buying Shares.

          **CoreStates Bank, N.A. currently charges $7.50 per redemption for redemptions payable by wire.

          ***The actual 12b-1 Plan expenses to be paid and, consequently, the "Total Operating Expenses" of the Class A Shares, may be somewhat more (but the 12b-1 Plan expenses may be no more than .30%) or somewhat less (but the 12b-1 Plan expenses may be no less than .10%) because of the formula adopted by the Board of Directors for use in calculating the 12b-1 Plan expenses beginning May 2, 1994. See Distribution (12b-1) and Service under Management of the Fund.


          +Class A Shares, Class B Shares and Class C Shares are subject to separate 12b-1 Plans. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. (the "NASD").

          ++"Other Operating Expenses" for Class B Shares and Class C Shares are estimates derived from actual expenses incurred by the Class A Shares for the fiscal year ended November 30, 1994. See Decatur Income Fund Institutional Class under Buying Shares for expense information for that class.

          The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return, (2) redemption at the end of each time period and (3) with respect to Class B Shares and Class C Shares, payment of a CDSC at the time of redemption, if applicable.

                   1 year    3 years    5 years    10 years
                   ------    -------    -------    --------
Class A Shares     $55(1)    $72        $90        $143

Class B Shares     $57       $84        $112       $177(2)

Class C Shares     $27       $54        $92        $201

    An investor would pay the following expenses on the same $1,000 investment, assuming no redemption at the end of the period:

                   1 year    3 years    5 years    10 years
                   ------    -------    -------    --------
Class A Shares     $55       $72        $90        $143

Class B Shares     $17       $54        $92        $177(2)

Class C Shares     $17       $54        $92        $201

(1) Generally, the Fund does not assess a redemption charge upon redemption of Class A Shares. Under certain circumstances, however, a Limited CDSC, which has not been reflected in this calculation, may be imposed on certain redemptions within twelve months of purchase. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange.

(2) At the end of approximately eight years after purchase, Class B Shares will be automatically converted into Class A Shares. The example above assumes conversion of Class B Shares at the end of the eighth year. However, the conversion may occur as late as three months after the eighth anniversary of purchase, during which time the higher 12b-1 Plan fees payable by Class B Shares will continue to be assessed. Information for the ninth and tenth years reflects expenses of the Class A Shares. See Automatic Conversion of Class B Shares under Buying Shares for a description of the automatic conversion feature.

This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The following financial highlights from November 30, 1985 through November 30, 1994 for the Class A Shares and September 6, 1994 through November 30, 1994 for the Class B Shares are derived from the financial statements of Delaware Group Decatur Fund, Inc. - Decatur Income Fund (formerly known as Decatur Fund I) and have been audited by Ernst & Young LLP, independent auditors. The data should be read in conjunction with the financial statements, related notes and the report of Ernst & Young LLP covering such financial information and highlights, all of which are incorporated by reference into Part B. Unaudited financial highlights for the six months ended May 31, 1995 are also provided below for the Class A Shares and Class B Shares. The data should be read in conjunction with the financial statements and related notes for the six months ended May 31, 1995, all of which are incorporated by reference into Part B. Further information about the Series' performance is contained in its Annual Report to shareholders for the fiscal year ended November 30, 1994, and its Semi-Annual Report to shareholders for the six months ended May 31, 1995. A copy of the Series' Annual Report (including the report of Ernst & Young LLP) and its Semi-Annual Report may be obtained from the Fund upon request at no charge. Information regarding Class C Shares has not been included in the tables because such shares were not offered to the public prior to the date of this Prospectus.

--------------------------------------------------------------------------------

                                                                               Class A Shares
                                        ----------------------------------------------------------------------------------------
                                           Period
                                          12/1/94
                                          through
                                         5/31/95(2)                                                                 Year Ended
                                        (Unaudited)     11/30/94     11/30/93(1)    11/30/92(1)    11/30/91(1)      11/30/90(1)
Net Asset Value, Beginning
 of Period.....................           $15.57         $18.24        $17.20         $15.76          $14.53          $19.07

Income From Investment Operations
---------------------------------
Net Investment Income..........             0.34           0.67          0.78           0.78            0.83            0.93
Net Gains (Losses) on Securities
  (both realized and
   unrealized).................             2.26          (0.73)         1.79           1.47            1.37           (2.93)
                                          ------         ------        ------         ------          ------          ------
  Total From Investment
   Operations..................             2.60          (0.06)         2.57           2.25            2.20           (2.00)
                                          ------         ------        ------         ------          ------          ------

Less Distributions
------------------
Dividends from Net
 Investment Income.............            (0.35)         (0.86)        (0.68)         (0.81)          (0.97)          (1.05)
Distributions from Capital
 Gains.........................            (0.42)         (1.75)        (0.85)          none            none           (1.49)
Returns of Capital.............             none           none          none           none            none            none
                                          ------         ------        ------         ------          ------          ------

  Total Distributions..........            (0.77)         (2.61)        (1.53)         (0.81)          (0.97)          (2.54)
                                          ------         ------        ------         ------          ------          ------


Net Asset Value, End of
 Period........................           $17.40         $15.57        $18.24         $17.20          $15.76          $14.53
                                          ======         ======        ======         ======          ======          ======

------------------------------

Total Return(3)................            17.34%         (0.57%)       15.85%         14.55%          15.46%         (12.04%)
------------

------------------------------

Ratios/Supplemental Data
------------------------

Net Assets, End of Period
 (000's omitted)...............       $1,290,594     $1,153,884    $1,512,194     $1,508,206      $1,579,521      $1,560,641
Ratio of Expenses to
 Average Daily Net Assets......             0.88%          0.81%         0.71%          0.72%           0.70%           0.70%
Ratio of Net Investment
 Income to Average Daily
 Net Assets....................             4.25%          3.92%         4.34%          4.55%           5.18%           5.78%
Portfolio Turnover Rate........               65%            92%           80%            79%             78%             44%

                                               ---------------------------------------------------------------
                                               11/30/89(1)  11/30/88(1)  11/30/87(1)  11/30/86(1)  11/30/85(1)
Net Asset Value, Beginning
 of Period.....................                   $16.89       $15.86       $19.32        $17.20     $15.41

Income From Investment Operations
---------------------------------
Net Investment Income..........                     1.00         0.76         0.77          0.79       0.94
Net Gains (Losses) on
 Securities
  (both realized and
   unrealized).................                     2.25         2.75        (1.43)         3.69       2.76
                                                  ------       ------       ------        ------     ------
  Total From Investment
   Operations..................                     3.25         3.51        (0.66)         4.48       3.70
                                                  ------       ------       ------        ------     ------

Less Distributions
------------------
Dividends from Net
 Investment Income.............                    (0.81)       (0.73)       (0.80)        (0.80)     (0.91)
Distributions from Capital
 Gains.........................                    (0.26)       (1.75)       (2.00)        (1.56)     (1.00)
Returns of Capital.............                     none         none         none          none       none
                                                  ------       ------       ------        ------     ------
  Total Distributions..........                    (1.07)       (2.48)       (2.80)        (2.36)     (1.91)
                                                  ------       ------       ------        ------     ------

Net Asset Value, End of
 Period........................                   $19.07       $16.89       $15.86        $19.32     $17.20
                                                  ======       ======       ======        ======     ======
-------------------------------

Total Return(3)................                    19.84%       25.20%       (4.48%)       29.27%     26.20%
------------

------------------------------

Ratios/Supplemental Data
------------------------

Net Assets, End of Period
 (000's omitted)...............               $1,848,129   $1,517,445   $1,346,411    $1,228,952   $850,393
Ratio of Expenses to
 Average Daily Net Assets......                     0.67%        0.73%        0.69%         0.63%      0.65%
Ratio of Net Investment
 Income to Average Daily
 Net Assets....................                     5.48%        4.80%        4.37%         4.84%      6.21%
Portfolio Turnover Rate........                       38%          39%          56%           72%        75%

--------------------

   (1) The data appearing above do not reflect 12b-1 distribution expenses which apply on and after May 2, 1994.

   (2) Ratios have been annualized but total return has not been annualized.


   (3) Does not reflect maximum sales charge that is or was in effect nor the 1% Limited CDSC that would apply in the event of certain redemptions within twelve months of purchase. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made At Net Asset Value.

                                                         Class B Shares
                                                     -----------------------
                                                       Period
                                                       12/1/94      Period
                                                       through     9/6/94(1)
                                                      5/31/95(2)    through
                                                     (Unaudited)   11/30/94

Net Asset Value, Beginning of Period.............      $15.55        $16.59

Income From Investment Operations
---------------------------------
Net Investment Income............................        0.28          0.15
Net Gains (Losses) on Securities
  (both realized and unrealized).................        2.25         (1.02)
                                                       ------        ------
  Total From Investment Operations...............        2.53         (0.87)
                                                       ------        ------

Less Distributions
------------------
Dividends from Net Investment Income.............       (0.28)        (0.17)
Distributions from Capital Gains.................       (0.42)         none
Returns of Capital...............................        none          none
                                                       ------        ------
  Total Distributions............................       (0.70)        (0.17)
                                                       ------        ------

Net Asset Value, End of Period...................      $17.38        $15.55
                                                       ======        ======

--------------------------------------------

Total Return(3)..................................       16.84%        (5.27%)
--------------

--------------------------------------------

Ratios/Supplemental Data
------------------------

Net Assets, End of Period (000's omitted)........      $9,242        $2,765
Ratio of Expenses to Average Daily Net Assets....        1.75%         1.70%
Ratio of Net Investment Income to Average Daily
 Net Assets......................................        3.38%         3.03%
Portfolio Turnover Rate..........................          65%           92%

-------------------------

   (1) Date of initial public offering; ratios have been annualized but total return has not been annualized.

   (2) Ratios have been annualized but total return has not been annualized.


   (3) Does not include any applicable CDSC which varies from 1%-4% depending upon the holding period.

INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT STRATEGY

     The objective of the Series is to earn the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal. This is a fundamental policy and cannot be changed without shareholder approval. The Series primarily aims to earn and pay its shareholders dependable current income. It seeks to accomplish this objective while attempting to limit risk to principal through prudent investing. Although it is not a fundamental policy, the Series will invest at least 65% of its total assets in income-producing securities.

     The Manager carefully selects the Series' diversified group of securities for their high yields relative to risk involved.

     The Series generally invests in common stocks which it believes have better potential for income and appreciation than fixed income securities. It may, however, invest its assets in all classes of securities, bonds, preferred stocks and common stocks in any proportions deemed prudent for defensive purposes under existing market and economic conditions. All available types of securities, including foreign securities (which may include American or European Depository Receipts), are under continuous study, and the management regularly transfers investments between securities or types of securities in carrying out its investment policy. It is the Series' policy not to purchase and sell securities with a view toward obtaining short-term profits. However, the Series may hold securities for any period of time.

     The Series may invest in repurchase agreements, but will not normally do so except to invest excess cash balances.

     Since common stocks tend to fluctuate more than fixed income securities, the value of the Series' shares will accordingly vary. Consequently, appreciation may be obtained in periods of generally rising markets; while in declining markets, the value of its shares may, of course, decline.

     The Series may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933. Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as the Series. The Series may invest no more than 10% of the value of its net assets in illiquid securities.

     While maintaining oversight, the Board of Directors has delegated to the Manager the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of the Series' 10% limitation on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A
   Security: (i) the frequency of trades and trading volume for the security;
   (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

     If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Series' holdings of illiquid securities exceed the Series' 10% limit on investment in such securities, the Manager will determine what action to take to ensure that the Series continues to adhere to such limitation.

High Yield, High Risk Securities

     The Series may invest up to 15% of its net assets in high risk, high yield fixed income securities. These securities are rated lower than BBB by Standard & Poor's Corporation ("S&P") and Baa by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are considered by the Manager to be of equivalent quality. The Series will not invest in securities which are rated lower than C by S&P or Ca by Moody's or, if unrated, are considered by the Manager to be of a quality that is lower than such ratings. See Appendix B to this Prospectus for more rating information. Fixed income securities of this type are considered to be of poor standing and predominantly speculative. Such securities are subject to a substantial degree of credit risk.

     In the past, in the opinion of the Manager, the high yields from these bonds have more than compensated for their higher default rates. There can be no assurance, however, that yields will continue to offset default rates on these bonds in the future. The Manager intends to maintain an adequately diversified portfolio of these bonds. While diversification can help to reduce the effect of an individual default on the Series, there can be no assurance that diversification will protect the Series from widespread bond defaults brought about by a sustained economic downturn.

     Medium and low-grade bonds held by the Series may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also these bonds are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.

     The economy and interest rates may affect these high yield, high risk securities differently from other securities. Prices have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additonal financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher-rated securities. Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due. Such changes will however, affect the Series' net asset value per share.

Portfolio Loan Transactions

     The Series may loan up to up to 25% of its assets to to qualified broker/ dealers or institutional investors for their use relating to short sales or other security transactions.

     The major risk to which the Series would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Series will only enter into loan arrangements after a review of all pertinent facts by the Manager, subject to overall supervision by the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

Future Contracts

     The Series may enter into futures contracts on stocks, interest rates and and foreign currencies, and purchase or sell options on such futures contracts. These activities will not be entered into for speculative purposes, but rather for hedging purposes and to facilitate the ability to quickly deploy into the stock market the Series' positions in cash, short-term debt securities and other money market instruments, at times when the Series' assets are not fully invested in equity securities. Such positions will generally be eliminated when it becomes possible to invest in securities that are appropriate for the Series.

     A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which the securities underlying the contract are delivered, or in the case of securities index futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

     The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin" as a good faith deposit. This amount is generally maintained in a segregated account at the custodian bank. Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."

     Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect the Series' current or intended investments from broad fluctuations in stock or bond prices. For example, the Series may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Series' securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Series is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Series intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

     Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on the Series' current or intended investments in fixed income securities. For example, if the Series owned long-term bonds and interest rates were expected to increase, the Series might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the Series' portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows the Series to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Series' interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of the Series from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, the Series could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Series' cash reserve could then be used to buy long-term bonds on the cash market.

     The Series may purchase and sell foreign currency futures contracts for hedging purposes to attempt to protect its current or intended investments denominated in foreign currencies from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Series may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Series' loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

     Conversely, the Series could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When the Series purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Series will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

     The Series may also purchase and write options on the types of futures contracts in which the Series may invest, and enter into related closing transactions. Options on futures are similar to options on securities, as described below, except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than to actually purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. In the event that an option written by the Series is exercised, the Series will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

     At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. Likewise, a position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to availability of a secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The Series may realize a profit or a loss when closing out a futures contract or an option on a futures contract.

     To the extent that interest or exchange rates or securities prices move in an unexpected direction, the Series may not achieve the anticipated benefits of investing in futures contracts and options thereon, or may realize a loss. To the extent that the Series purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, the possible lack of a secondary market could prevent the Series from closing out its positions relating to futures. See Part B for a further discussion of this investment technique.

Options

     The Series may write covered call options on individual issues as well as write call options on stock indices. The Series may also purchase put options on individual issues and on stock indices. The Manager will employ these techniques in an attempt to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The ability to hedge effectively using options on stock indices will depend, in part, on the correlation between the composition of the index and the Series' portfolio as well as the price movement of individual securities. The Series does not currently intend to write or purchase options on stock indices.

     While there is no limit on the amount of the Series' assets which may be invested in covered call options, the Series will not invest more than 2% of its net assets in put options. The Series will only use Exchange-traded options.

Call Options

     Writing Covered Call Options--A covered call option obligates the Series to sell one of its securities for an agreed price up to an agreed date. When the Series writes a call, it receives a premium and agrees to sell the callable securities to a purchaser of a corresponding call during the call period (usually not more than nine months) at a fixed exercise price regardless of market price changes during the call period. The advantage is that the Series receives premium income for the limited purpose of offsetting the costs of purchasing put options or offsetting any capital loss or decline in market value of the security. However, if the Manager's forecast is wrong, the Series may not fully participate in the market appreciation if the security's price rises.

     Writing a Call Option on Stock Indices--Writing a call option on stock indices is similar to the writing of a call option on an individual stock. Stock indices used will include, but not be limited to, the S&P 500, the S&P 100 and the S&P Over-The-Counter ("OTC") 250.

Put Options

     Purchasing a Put Option--A put option gives the Series the right to sell one of its securities for an agreed price up to an agreed date. The advantage is that the Series can be protected should the market value of the security decline. However, the Series must pay a premium for this right which would be lost if the option is not exercised.

     Purchasing a Put Option on Stock Indices--Purchasing a protective put option on stock indices is similar to the purchase of protective puts on an individual stock. Indices used will include, but not be limited to, the S&P 500, the S&P 100 and the S&P OTC 250.

     Closing Transactions--Closing transactions essentially let the Series offset a put option or covered call option prior to its exercise or expiration. If the Series cannot effect a closing transaction, it may have to hold a security it would otherwise sell or deliver a security it might want to hold.

                              *   *   *

     While the Series is permitted under certain circumstances to borrow money, it does not normally do so. The Series will not purchase investment securities while it has an outstanding borrowing.

     Part B sets forth other more specific investment restrictions, some of which limit the percentage of assets which may be invested in certain types of securities.

SUITABILITY

     The Series may be suitable for investors who want a current return with the potential for capital appreciation. The investor should be willing to accept the risks associated with investments in common stocks and other income-producing securities, including high yield, high risk fixed income securities.

     Naturally, the Series cannot assure a specific rate of return or that principal will be protected. The value of the Series' shares can be expected to fluctuate depending upon market conditions. For this reason, the Series is not appropriate for short-term investors. However, through the cautious selection and supervision of its portfolio, the Series will strive to achieve its objective of current income without undue risk to principal.

     Ownership of the Series' shares reduces the bookkeeping and administrative inconveniences that would be involved with direct purchases of the Fund's portfolio securities.

     Investors should not consider a purchase of Series shares as equivalent to a complete investment program. The Delaware Group includes a family of funds, generally available through registered investment dealers, which may be used together to create a more complete investment program.

THE DELAWARE DIFFERENCE

PLANS AND SERVICES

     The Delaware Difference is our commitment to provide you with superior information and quality service on your investments in the Delaware Group of funds.

SHAREHOLDER PHONE DIRECTORY

Investor Information Center
     800-523-4640

     (Philadelphia 215-988-1333)
          Fund Information
          Literature
          Price, Yield and
              Performance Figures

Shareholder Service Center
     800-523-1918

     (Philadelphia 215-988-1241)
          Information on Existing
              Regular Investment
              Accounts and Retirement
              Plan Accounts
          Wire Investments
          Wire Liquidations
          Telephone Liquidations
          Telephone Exchanges

Delaphone
     800-362-FUND
     (800-362-3863)

Shareholder Services

     During business hours, you can call the Fund's Shareholder Service Center. Our representatives can answer any questions about your account, the Series, the various service features and other funds in the Delaware Group.

Performance Information

     During business hours, you can call the Investor Information Center to get current performance information.

Delaphone Service

     Delaphone is an account inquiry service for investors with Touch-Tone(R) phone service. It enables you to get information on your account faster than the mailed statements and confirmations. Delaphone is available seven days a week, 24 hours a day.

Statements and Confirmations

     You will receive quarterly statements of your account summarizing all transactions during the period. A confirmation statement will be sent following all transactions other than those involving a reinvestment of distributions. You should examine statements and confirmations immediately and promptly report any discrepancy by calling the Shareholder Service Center.

Duplicate Confirmations

     If your investment dealer is noted on your investment application, we will send your dealer a duplicate confirmation. This makes it easier for your investment dealer to help you manage your investments.

Tax Information

     Each year, the Fund will mail to you information on the tax status of your dividends and distributions.

Dividend Reinvestment Plan

     You can elect to have your distributions (capital gains and/or dividend income) paid to you by check or reinvested in your account. Also, you may invest your distributions in certain other funds in the Delaware Group, subject to the exceptions noted below as well as the eligibility and minimum purchase requirements set forth in each fund's prospectus.

     Reinvestments of distributions into Class A Shares of the Series or of other Delaware Group funds are made without a front-end sales charge. Reinvestments of distributions into Class B Shares of the Series or of other Delaware Group funds or into Class C Shares of the Series or of other Delaware Group Funds are also made without any sales charge and will not be subject to a CDSC if later redeemed. See Automatic Conversion of Class B Shares under Buying Shares for information concerning the automatic conversion of Class B Shares acquired by reinvesting dividends.

     Holders of Class A Shares of the Series may not reinvest their distributions into Class B or Class C Shares of any fund in the Delaware Group, including the Series. Holders of Class B Shares of the Series may reinvest their distributions only into Class B Shares of the funds in the Delaware Group which offer that class of shares (the "Class B Funds"). Similarly, holders of Class C Shares of the Series may reinvest their distributions only into Class C Shares of the funds in the Delaware Group which offer that class of shares (the "Class C Funds"). See Class B Funds and Class C Funds under Buying Shares for a list of the funds offering those classes of shares. For more information about reinvestments, call the Shareholder Service Center.

Exchange Privilege

     The Exchange Privilege permits shareholders to exchange all or part of their shares into shares of the other funds in the Delaware Group, subject to certain exceptions and limitations. For additional information on exchanges, see Investing by Exchange under How to Buy Shares and Redemption and Exchange.

Wealth Builder Option

     You may elect to have amounts in your account automatically invested in shares of other funds in the Delaware Group. Investments under this feature are exchanges and are therefore subject to the same conditions and limitations as other exchanges of Class A, Class B and Class C Shares. See Redemption and Exchange.

Right of Accumulation

     With respect to Class A Shares, the Right of Accumulation feature allows you to combine the value of your current holdings of Class A Shares, Class B Shares and Class C Shares of the Series with the dollar amount of new purchases of Class A Shares to qualify for a reduced front-end sales charge. Under the Combined Purchases Privilege, you may also include certain shares that you own in other funds in the Delaware Group. See Buying Shares.

Letter of Intention

     The Letter of Intention feature permits you to obtain a reduced front-end sales charge on purchases of Class A Shares by aggregating certain of your purchases of Delaware Group fund shares over a 13-month period. See Buying Shares and Part B.

12-Month Reinvestment Privilege

     The 12-Month Reinvestment Privilege permits you to reinvest proceeds of Class A Shares, within one year of the date of redemption, without a front-end sales charge. See Part B.

Delaware Group Asset Planner

     Delaware Group Asset Planner is an asset allocation service that gives investors, working with a professional financial adviser, the ability to more easily design and maintain investments in a diversified selection of Delaware Group mutual funds. The Asset Planner service offers a choice of four predesigned Allocation Strategies (each with a different risk/reward profile) made up of separate investments in predetermined percentages of Delaware Group funds. With the guidance of a financial adviser, investors may also tailor a Strategy that meets their personal needs and goals. See How to Buy Shares under Buying Shares.

Financial Information about the Series

     Each fiscal year, you will receive an audited annual report and an unaudited semi-annual report. These reports provide detailed information about the Series' investments and performance. The Fund's fiscal year ends on November 30.

RETIREMENT PLANNING

     An investment in the Series may be suitable for tax-deferred retirement plans. Among the retirement plans noted below, Class B Shares are available for investment only by Individual Retirement Accounts, Simplified Employee Pension Plans, 457 Deferred Compensation Plans and 403(b)(7) Deferred Compensation Plans.

     Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase the Decatur Income Fund Institutional Class. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center or see Part B.

Individual Retirement Account ("IRA")

     Individuals, even if they participate in an employer-sponsored retirement plan, may establish their own retirement program for investments in each of the Classes. Contributions to an IRA may be tax-deductible and earnings are tax-deferred. Under the Tax Reform Act of 1986, the tax deductibility of IRA contributions is restricted, and in some cases eliminated, for individuals who participate in certain employer-sponsored retirement plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn on a tax-deferred basis.

Simplified Employee Pension Plan ("SEP/IRA")

     A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes is available for investment by a SEP/IRA.

Salary Reduction Simplified Employee Pension Plan ("SAR/SEP")

     Offers employers with 25 or fewer eligible employees the ability to establish a SEP/IRA that permits salary deferral contributions. An employer may also elect to make additional contributions to this plan. Class B Shares are not available for purchase by such plans.

403(b)(7) Deferred Compensation Plan

     Permits employees of public school systems or of certain types of non-profit organizations to enter into a deferred compensation arrangement for the purchase of shares of each of the Classes.

457 Deferred Compensation Plan

     Permits employees of state and local governments and certain other entities to enter into a deferred compensation arrangement for the purchase of shares of each of the Classes.

Prototype Profit Sharing or Money Purchase Pension Plan

     Offers self-employed individuals, partnerships and corporations a tax-qualified plan which provides for the investment of contributions in Class A Shares or Class C Shares. Class B Shares are not available for purchase by such plans.

Prototype 401(k) Defined Contribution Plan

     Permits employers to establish a tax-qualified plan based on salary deferral contributions in Class A Shares or Class C Shares. Class B Shares are not available for purchase by such plans.

Allied Plans

     Class A Shares are available for purchase by participants in 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Group funds ("eligible Delaware Group fund shares"), as well as shares of designated classes of non-Delaware Group funds ("eligible non-Delaware Group fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

     With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Group and eligible non-Delaware Group fund shares held by a participant under the Allied Plan may be combined with the dollar amount of new purchases by that participant to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Group fund shares. See Front-End Sales Charge Alternative - Class A Shares under Buying Shares.

     Participants in Allied Plans may exchange all or part of their eligible Delaware Group fund shares for other eligible Delaware Group fund shares or for eligible non-Delaware Group fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Group and non-Delaware Group, which were not subject to a front-end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Group fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See Investing by Exchange.

     The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described below under Waiver of Limited CDSC-Class A Shares, apply to redemptions by participants in Allied Plans, except in the case of exchanges between eligible Delaware Group and non-Delaware Group fund shares. When eligible Delaware Group fund shares are exchanged into eligible non-Delaware Group fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the CDSC will be paid by the financial adviser or selling dealer. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange.

     A dealer's commission may be payable on purchases of eligible Delaware Group fund shares under an Allied Plan. In determining a financial adviser's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Group fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See Front-End Sales Charge Alternative - Class A Shares under Buying Shares.

BUYING SHARES

Purchase Amounts

     Generally, the minimum initial purchase is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of shares of any Class generally must be $100 or more. Class A Shares purchased under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. In addition, there is a maximum purchase limitation of $250,000 on each purchase of Class B Shares; for Class C Shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed these maximum purchase limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind that reduced front-end sales charges are available on investments of $100,000 or more in Class A Shares, and that Class A Shares (i) are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and (ii) generally are not subject to a CDSC.

     For retirement plans, the maximum purchase limitations apply only to the initial purchase of Class B Shares or Class C Shares by the plan. Minimum purchase requirements do not apply to retirement plans other than IRAs for which there is a minimum initial purchase of $250, and a minimum subsequent purchase of $25, regardless of which class is selected.

Alternative Purchase Arrangements

     Shares may be purchased at a price equal to the next determined net asset value per share, subject to a sales charge which may be imposed, at the election of the purchaser, at the time of the purchase with respect to Class A Shares ("front-end sales charge alternative"), or on a contingent deferred basis with respect to Class B Shares ("deferred sales charge alternative") or Class C Shares ("level sales charge alternative").

     Class A Shares. An investor who elects the front-end sales charge alternative acquires Class A Shares. Class A Shares incur a sales charge when they are purchased but generally are not subject to any sales charge when they are redeemed. Class A Shares are subject to annual 12b-1 Plan expenses of up to a maximum of .30% of average daily net assets of such shares. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value and Distribution (12b-1) and Service. Certain purchases of Class A Shares qualify for reduced front-end sales charges. See Front-End Sales Charge Alternative - Class A Shares, below.

     Class B Shares. An investor who elects the deferred sales charge alternative acquires Class B Shares. Class B Shares do not incur a front-end sales charge when they are purchased, but are subject to a sales charge if they are redeemed within six years of purchase and are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for approximately eight years after purchase. Class B Shares permit all of the investor's dollars to work from the time the investment is made. The higher 12b-1 Plan expenses paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to the Class A Shares. At the end of approximately eight years after purchase, the Class B Shares will automatically be converted into Class A Shares. See Automatic Conversion of Class B Shares, below.

     Class C Shares. An investor who elects the level sales charge alternative acquires Class C Shares. Class C Shares do not incur a front-end sales charge when they are purchased, but are subject to a sales charge if they are redeemed within twelve months of purchase and are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for the life of the investment. The higher 12b-1 Plan expenses paid by Class C Shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to the Class A Shares. Unlike Class B Shares, Class C Shares do not convert to another class.

     The alternative purchase arrangements described above permit investors in the Series to choose the method of purchasing shares that is most suitable given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their parti cular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge, purchase Class B Shares and have the entire initial purchase amount invested in the Series with their investment being subject to a CDSC if they redeem shares within six years of purchase, or purchase Class C Shares and have the entire initial purchase amount invested in the Series with their investment being subject to a CDSC if they redeem shares within twelve months of purchase. In addition, investors should consider the level of annual 12b-1 Plan expenses to which each of the Classes is subject and, in comparing Class B Shares to Class C Shares, the desirability of an automatic conversion feature, which is available only for Class B Shares.

     As an illustration, investors who qualify for significantly reduced front-end sales charges on purchases of Class A Shares, as described below, might elect the front-end sales charge alternative because similar sales charge reductions are not available under either the deferred sales charge alternative or the level sales charge alternative. Moreover, shares acquired under the front-end sales charge alternative are subject to annual 12b-1 Plan expenses of up to .30%, whereas Class B shares acquired under the deferred sales charge alternative are subject to annual 12b-1 Plan expenses of up to 1% for approximately eight years after purchase (see Automatic Conversion of Class B Shares) and Class C Shares acquired under the level sales charge alternative are subject to annual 12b-1 Plan expenses of up to 1% for the life of the investment. However, because front-end sales charges are deducted from the purchase amount at the time of purchase, investors who buy Class A Shares will not have their full purchase amount invested in the Series.

     Certain other investors might determine it to be more advantageous to purchase Class B Shares and have all their funds invested initially, although they would be subject to a CDSC for up to six years after purchase, as well as annual 12b-1 Plan expenses of up to 1% until the shares are automatically converted into Class A Shares. Still other investors might determine it to be more advantageous to purchase Class C Shares and have all of their funds invested initially, recognizing that they would be subject to a CDSC for just twelve months after purchase but that Class C Shares do not offer a conversion feature, so their shares would be subject to annual 12b-1 Plan expenses of up to 1% for the life of the investment. The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested under the deferred sales charge alternative or the level sales charge alternative. However, there can be no assurance as to the return, if any, that will be realized on such additional money.

     Prospective investors should refer to Appendix A to this Prospectus for an illustration of the potential impact on a long-term shareholder's investment in the Fund under each of the purchase options.

     For the distribution and related services provided to, and the expenses borne on behalf of, the Series, the Distributor and others will be paid, in the case of the Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of the Class B Shares and the Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Sales personnel may receive different compensation for selling Class A, Class B and Class C Shares. INVESTORS SHOULD UNDERSTAND THAT THE PURPOSE AND FUNCTION OF THE RESPECTIVE 12b-1 PLANS AND THE CDSCs WITH RESPECT TO THE CLASS B AND CLASS C SHARES ARE THE SAME AS THOSE OF THE 12b-1 PLAN AND THE FRONT-END SALES CHARGE APPLICABLE TO CLASS A SHARES IN THAT SUCH FEES AND CHARGES PROVIDE FOR THE FINANCING OF THE DISTRIBUTION OF THE RESPECTIVE CLASSES. See 12b-1 Distribution Plans - Class A, Class B and Class C Shares.

     Dividends paid by the Series with respect to the Class A, Class B and Class C Shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that the additional amount of 12b-1 Plan expenses relating to the Class B and Class C Shares will be borne exclusively by such shares. See Calculation of Offering Price and Net Asset Value Per Share.

     The NASD has adopted certain rules relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.

Front-End Sales Charge Alternative - Class A Shares

     The Class A Shares may be purchased at the offering price, which reflects a maximum front-end sales charge of 4.75%. See Calculation of Offering Price and Net Asset Value Per Share.

     Purchases of $100,000 or more carry a reduced front-end sales charge as shown in the following table.

                          Decatur Income Fund A Class
--------------------------------------------------------------------------------
                                                                    Dealer's
                              Front-End Sales Charge as % of      Concession***
     Amount of Purchase          Offering         Amount             as % of
                                  Price         Invested**        Offering Price
--------------------------------------------------------------------------------
Less than $100,000                4.75%            5.01%              4.00%
$100,000 but under $250,000       3.75             3.92               3.00
$250,000 but under $500,000       2.50             2.57               2.00
$500,000 but under $1,000,000*    2.00             2.06               1.60


  * There is no front-end sales charge on purchases of Class A Shares of $1 million or more but, under certain limited circumstances, a 1% Limited CDSC may apply upon redemption of such shares.

 ** Based on the net asset value of the Class A Shares as of the end of the Fund's most recent fiscal year.

*** Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.

--------------------------------------------------------------------------------

    The Fund must be notified when a sale takes place which would qualify for the reduced front-end sales charge on the basis of previous or current purchases. The reduced front-end sales charge will be granted upon confirmation of the shareholder's holdings by the Fund. Such reduced front-end sales charges are not retroactive.

    From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge shown above. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Group products and services and who increase sales of Delaware Group funds may receive an additional concession of up to .15% of the offering price. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the Securities Act of 1933.

     For initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are made, in accordance with the following schedule:


                                             Dealer's Commission
                                             -------------------
                                             (as a percentage of
Amount of Purchase                            amount purchased)
------------------
Up to $2 million                                    1.00%
Next $1 million up to $3 million                     .75
Next $2 million up to $5 million                     .50
Amount over $5 million                               .25


     In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Group funds as to which a Limited CDSC applies may be aggregated with those of the Class A Shares of the Series. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisors should contact the Distributor concerning the applicability of the dealer's commission in the case of combined purchases.

     An exchange from other Delaware Group funds will not qualify for payment of the dealer's commission, unless such exchange is from a Delaware Group fund with assets as to which a dealer's commission or similar payment has not been previously paid. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor in its discretion.

     Redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC if the dealer's commission described above was paid in connection with the purchase of those shares. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange.

Combined Purchases Privilege

     By combining your holdings of Class A Shares with your holdings of Class B Shares and/or Class C Shares of the Series and shares of the other funds in the Delaware Group, except those noted below, you can reduce the front-end sales charges on any additional purchases of Class A Shares. Shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with ownership of variable insurance products may be combined with other Delaware Group fund holdings. Shares of other funds that do not carry a front-end sales charge or CDSC may not be included unless they were acquired through an exchange from a Delaware Group fund that does carry a front-end sales charge or CDSC.

     This privilege permits you to combine your purchases and holdings with those of your spouse, your children under twenty-one years of age, and any trust, fiduciary or retirement account for the benefit of such family members.


     It also permits you to use these combinations under a Letter of Intention. A Letter of Intention allows you to make purchases over a 13-month period and qualify the entire purchase for a reduction in front-end sales charges on Class A Shares.

     Combined purchases of $1,000,000 or more, including certain purchases made at net asset value pursuant to a Right of Accumulation or under a Letter of Intention, may trigger the payment of a dealer's commission and the applicability of a Limited CDSC. Investors should consult their financial advisers or the Shareholder Service Center about the operation of these features. See Reduced Front-End Sales Charge Alternative - Class A Shares under Buying Shares.

Buying at Net Asset Value

     Class A Shares may be purchased at net asset value under the Delaware Group Dividend

Reinvestment Plan and, under certain circumstances, the 12-month Reinvestment Privilege and the Exchange Privilege. (See The Delaware Difference and Redemption and Exchange for additional information.)

     Purchases of Class A Shares may be made at net asset value by current and former officers, directors and employees (and members of their immediate families) of the Manager, any affiliate, any of the funds in the Delaware Group, certain of their agents and registered representatives and employees of authorized investment dealers and by employee benefit plans for such entities. Individual purchases include retirement accounts and must be for accounts in the name of the individual or a qualifying family member. Purchases of Class A Shares may be made by clients of registered representatives of an authorized investment dealer at net asset value within six months of a change of the registered representative's employment, if the purchase is funded by proceeds from an investment where a front-end sales charge has been assessed and the redemption of the investment did not result in the imposition of a CDSC or other redemption charge. Purchases of Class A Shares also may be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of Class A Shares. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs.

     Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a Delaware Group account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

     The Fund must be notified in advance that an investment qualifies for purchase of Class A Shares at net asset value.

Group Investment Plans

     Group Investment Plans (e.g., SEP/IRA, SAR/SEP, Prototype Profit Sharing, Pension and 401(k) Defined Contribution Plans) may benefit from the reduced front-end sales charges relating to the Class A Shares set forth in the table on page 6, based on total plan assets. In addition, 403(b)(7) and 457 Retirement Plan Accounts may benefit from a reduced front-end sales charge on Class A Shares based on the total amount invested by all participants in the plan by satisfying the following criteria: (i) the employer for which the plan was established has 250 or more eligible employees and the plan lists only one broker of record, or (ii) the plan includes employer contributions and the plan lists only one broker of record. If a company has more than one plan investing in the Delaware Group of funds, then the total amount invested in all plans will be aggregated to determine the applicable sales charge reduction on each purchase, both initial and subsequent, if, at the time of each such purchase, the Company notifies the Fund that it qualifies for the reduction. Employees participating in such Group Investment Plans may also combine the investments held in their plan account to determine the front-end sales charge applicable to purchases in non-retirement Delaware Group investment accounts if, at the time of each such purchase, they notify the Series that they are eligible to combine purchase amounts held in their plan account.

     For additional information on these plans, including plan forms, applications, minimum investments and any applicable account maintenance fees, contact your investment dealer or the Distributor.

     For other retirement plans and special services, see Retirement Planning.

Deferred Sales Charge Alternative - Class B Shares

     Class B Shares may be purchased at net asset value without the imposition of a front-end sales charge and, as a result, the Series will invest the full amount of the investor's purchase payment. The Distributor currently anticipates compensating dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 4% of the dollar amount purchased. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

     Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees facilitates the ability of the Series to sell the Class B Shares without deducting a front-end sales charge at the time of purchase.

     Shareholders of the Series' Class B Shares exercising the exchange privilege described below will continue to be subject to the CDSC schedule for the Series' Class B Shares described in this Prospectus, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule relating to the Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

Automatic Conversion of Class B Shares

     Except for shares acquired through a reinvestment of dividends, Class B Shares held for eight years after purchase are eligible for automatic conversion into Class A Shares. The Fund will effect conversions of Class B Shares into Class A Shares only four times in any calendar year, on the last business day of the second full week of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary after purchase before the shares will automatically convert into Class A Shares.

     Class B Shares of a fund acquired through reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, Inc., the Delaware Cash Reserve Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.

     All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See Taxes.

Level Sales Charge Alternative-Class C Shares

     Class C Shares may be purchased at net asset value without the imposition of a front-end sales charge and, as a result, the Fund will invest the full amount of the investor's purchase payment. The Distributor currently anticipates compensating dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, however, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within twelve months of purchase, a CDSC.

     Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

     Shareholders of the Series' Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for the Series' Class C Shares described in this Prospectus. See Redemption and Exchange.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares

     Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth below, and Class C Shares redeemed within twelve months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on redemptions of shares received through reinvestments of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of either the Class B Shares or the Class C Shares of the Series, even if those shares are later exchanged for shares of another Delaware Group fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange.

     The following table sets forth the rates of the CDSC for the Class B Shares of the Series:

                                                  Contingent Deferred
                                                   Sales Charge (as a
                                                      Percentage of
                                                      Dollar Amount
Year After Purchase Made                           Subject to Charge)
------------------------                           ------------------
     0-2                                                    4%
     3-4                                                    3%
     5                                                      2%
     6                                                      1%
     7 and thereafter                                      None


During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares of the Series, the Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. See Automatic Conversion of Class B Shares, above. Investors are reminded that the Class A Shares into which the Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of .30% of average daily net assets representing such shares.

     In determining whether a CDSC is applicable to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally shares held longest during the six-year period. With respect to the Class C Shares, it will be assumed that shares held for more than twelve months are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for twelve months or less. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

     The CDSC is waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of CDSC - Class B and Class C Shares under Redemption and Exchange.

12b-1 Distribution Plans--Class A, Class B and Class C Shares

     Under the distribution plans adopted by the Fund in accordance with Rule 12b-1 under the 1940 Act, the Series is permitted to pay the

Distributor annual distribution fees of up to .30% of the average daily net assets of the Class A Shares, 1% of the average daily net assets of the Class B Shares and 1% of the average daily net assets of the Class C Shares. These fees, which are payable monthly, compensate the Distributor for providing distribution and related services and bearing certain expenses of each Class. The 12b-1 Plans applicable to the Class B Shares and Class C Shares are designed to permit an investor to purchase Class B Shares or Class C Shares through dealers or brokers without the assessment of a front-end sales charge while enabling the Distributor to compensate dealers and brokers for the sale of such shares. For a more detailed discussion of the 12b-1 Plans relating to the Class A, Class B and Class C Shares, see Distribution (12b-1) and Service under Management of the Fund.

Other Payments to Dealers -- Class A, Class B and Class C Shares

     In addition, from time to time at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of the Classes exceed certain limits, as set by the Distributor, may receive from the Distributor an additional payment of up to .25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Group of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares.

     Subject to pending amendments to the NASD's Rules of Fair Practice, in connection with the promotion of Delaware Group fund shares, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising and may, from time to time, pay or allow additional promotional incentives to dealers, which shall include non-cash concessions, such as certain luxury merchandise or a trip to or attendance at a business or investment seminar at a luxury resort, as part of preapproved sales contests. Payment of non-cash compensation to dealers is currently under review by the NASD and the Securities and Exchange Commission. It is likely that the NASD's Rules of Fair Practice will be amended such that the ability of the Distributor to pay non-cash compensation as described above will be restricted in some fashion. The Distributor intends to comply with the NASD's Rules of Fair Practice as they may be amended. In addition, as noted above, the Distributor may pay dealers a commission in connection with net asset value purchases.

Class B Funds and Class C Funds

     The following funds currently offer Class B Shares and Class C Shares:
Delaware Group Delchester High-Yield Bond Fund, Inc., Delaware Group Government Fund, Inc., Limited-Term Government Fund of Delaware Group Limited-Term Government Funds, Inc., Delaware Group Cash Reserve, Inc., Tax-Free USA Fund, Tax-Free Insured Fund and Tax-Free USA Intermediate Fund of Delaware Group Tax-Free Fund, Inc., Delaware Group DelCap Fund, Inc., Delaware Fund and Devon Fund of Delaware Group Delaware Fund, Inc., Delaware Group Value Fund, Inc., Decatur Total Return Fund of the Fund, Delaware Group Trend Fund, Inc., International Equity Series, Global Bond Series and Global Assets Series of Delaware Group Global & International Funds, Inc., DMC Tax-Free Income Trust-Pennsylvania and the Series.

Decatur Income Fund Institutional Class

     In addition to offering the Class A, Class B and Class C Shares, the Series also offers the Decatur Income Fund Institutional Class of shares, which is described in a separate prospectus relating to that class of shares and is available for purchase only by certain investors. Decatur Income Fund Institutional Class shares generally are distributed directly by the Distributor and do not have a front-end sales charge, a CDSC or a Limited CDSC, and are not subject to 12b-1 Plan distribution expenses. To obtain a prospectus which describes the Decatur Income Fund Institutional Class, contact the Distributor by writing to the address or by calling the telephone number listed on the cover of this Prospectus.

Dividend Orders

     You may have the dividends earned in one fund automatically invested in another

Delaware Group fund with a different investment objective. For more information, see Dividend Reinvestment Plan under The Delaware Difference or call the Shareholder Service Center.

HOW TO BUY SHARES

     The Fund makes it easy to invest by mail, by wire, by exchange and by arrangement with your investment dealer.

Investing through Your Investment Dealer

     You can make a purchase of shares of the Classes through most investment dealers who, as part of the service they provide, must transmit orders promptly. They may charge for this service. If you want a dealer but do not have one, we can refer you to one.

Investing by Mail


1. Initial Purchases--An Investment Application or, in the case of a retirement account, an appropriate retirement plan application, must be completed, signed and sent with a check payable to Decatur Income Fund A Class, Decatur Income Fund B Class or Decatur Income Fund C Class at 1818 Market Street, Philadelphia, PA 19103.


2. Subsequent Purchases--Additional purchases may be made at any time by mailing a check payable to Decatur Income Fund A Class, Decatur Income Fund B Class or Decatur Income Fund C Class. Your check should be identified with your name(s) and account number. An investment slip (similar to a deposit slip) is provided at the bottom of transaction confirmations and dividend statements that you will receive from the Fund. Use of this investment slip can help expedite processing of your check when making additional purchases. Your investment may be delayed if you send additional purchases by certified mail.

Investing by Wire

     You may purchase shares by requesting your bank to transmit funds by wire to CoreStates Bank, N.A., ABA #031000011, account number 0114-2596 (include your name(s) and your account number for the Class in which you are investing).


1. Initial Purchases--Before you invest, telephone the Fund's Shareholder Service Center to get an account number. If you do not call first, processing of your investment may be delayed. In addition, you must promptly send your Investment Application or, in the case of a retirement account, an appropriate retirement plan application, to Decatur Income Fund A Class, Decatur Income Fund B Class or Decatur Income Fund C Class at 1818 Market Street, Philadelphia, PA 19103.


2. Subsequent Purchases--You may make additional investments anytime by wiring funds to CoreStates Bank, N.A., as described above. You should advise the Fund's Shareholder Service Center by telephone of each wire you send.


     If you want to wire investments to a retirement plan account, call the Shareholder Service Center for special wiring instructions.


Delaware Group Asset Planner


     To invest in Delaware Group funds using the Asset Planner service, you should complete a Delaware Group Asset Planner Account Registration Form, which is available only from a financial adviser. The sales charge on the investment is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B and Class C Shares are available for use inside the Asset Planner service; however, only "like" class shares may be used within the same Strategy.


     An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30th of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service will be deducted automatically from one of your Fund accounts if not paid by September 30th. See the Statement of Additional of Information.


     Investors will receive a customized quarterly Strategy Report summarizing all Delaware Group Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.


     Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.


Investing by Exchange


     If you have an investment in another mutual fund in the Delaware Group, you may write and authorize an exchange of part or all of your investment into shares of the Series. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each fund's prospectus.


     Shareholders of Class A Shares may exchange all or part of their shares for certain of the shares of other funds in the Delaware Group, including other Class A Shares, but may not exchange their shares for Class B Shares or Class C Shares of the Series or for Class B Shares or Class C Shares of any other fund in the Delaware Group. Shareholders of Class B Shares of the Series are permitted to exchange all or part of their Class B Shares only into the corresponding class of shares of the Class B Funds. Similarly, shareholders of Class C Shares of the Series are permitted to exchange all or part of their Class C Shares only into the corresponding class of shares of the Class C Funds. Class B Shares of the Series and Class C Shares of the Series acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of the Class B Shares of the Series acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of the Series.


     Permissible exchanges into Class A Shares of the Series will be made without a front-end sales charge imposed by the Series, except for exchanges from funds not subject to a front-end sales charge (unless such shares were acquired in an exchange from a fund subject to such a charge or such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of the Series will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.


     See Allied Plans under Retirement Planning for information on exchanges by participants in an Allied Plan.

Additional Methods of Adding to Your Investment

     Call the Shareholder Service Center for more information if you wish to use the following services:

1.   Direct Deposit


     You may have your employer or bank make regular investments directly to your account for you (for example: payroll deduction, pay by phone, annuity payments). The Series also accepts preauthorized recurring government and private payments by Electronic Fund Transfer, which avoids mail time and check clearing holds on payments such as social security, federal salaries, Railroad Retirement benefits, etc.

2.   Automatic Investing Plan


     The Automatic Investing Plan enables you to make regular monthly investments without writing or mailing checks. You may authorize the Fund to transfer a designated amount monthly from your checking account to your Series account. Many shareholders use this as an automatic savings plan. Shareholders should allow a reasonable amount of time for initial purchases and changes to these plans to become effective.

     This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans.

                            *     *     *


     Should investments by these two methods be reclaimed or returned for some reason, the Fund has the right to liquidate your shares to reimburse the government or transmitting bank. If there are insufficient funds in your account, you are obligated to reimburse the Series.

Purchase Price and Effective Date


     The offering price and net asset value of the Class A, Class B and Class C Shares are determined as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.



     The effective date of a purchase made through an investment dealer is the date the order is received by the Fund. The effective date of a direct purchase is the day your wire, electronic transfer or check is received, unless it is received after the time the offering price or net asset value of shares is determined, as noted above. Purchase orders received after such time will be effective the next business day.

The Conditions of Your Purchase


     The Fund reserves the right to reject any purchase order. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Group. The Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.


     The Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.



     The Fund also reserves the right, upon sixty days' written notice, to redeem accounts that remain under a Class' minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

REDEMPTION AND EXCHANGE


     You can redeem or exchange your shares in a number of different ways. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, tax-advantaged funds, bond funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of each fund and all exchanges of shares from one fund or class to another constitute taxable events. See Taxes. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial adviser or investment dealer to discuss which funds in the Delaware Group will best meet your changing objectives and the consequences of any exchange transaction. You may also call the Delaware Group directly for fund information.


     Your shares will be redeemed or exchanged at a price based on the net asset value next determined after we receive your request in good order subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. Redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined, as noted above, will be processed on the next business day. See Purchase Price and Effective Date under Buying Shares. A shareholder submitting a redemption may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Series will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B or Class C Shares or, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC.


     Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund you want to receive the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Fund at 800-523-1918 (in Philadelphia, 215-988-1241). The Fund may suspend, terminate, or amend the terms of the exchange privilege upon sixty days' written notice to shareholders.


     The Fund will honor written redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to fifteen days from the purchase date. The Fund will not honor telephone redemptions for shares recently purchased by check unless it is reasonably satisfied that the purchase check has cleared. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Fund reserves the right to reject a telephone redemption request or delay payment of telephone redemption proceeds if there has been a recent change to the shareholder's address of record.



     There is no front-end sales charge or fee for exchanges made between shares of funds which both carry a front-end sales charge. Any applicable front-end sales charge will apply to exchanges from shares of funds not subject to a front-end sales charge, except for transfers involving assets that were previously invested in a fund with a front-end sales charge and/or transfers involving the reinvestment of dividends.


     Holders of Class B or Class C Shares that exchange their shares ("Original Shares") for Class B Shares of other Class B Funds or Class C Shares of other Class C Funds, as applicable (in each case, "New Shares"), will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Prospectus and any CDSC assessed upon redemption will be charged by the Series. In an exchange of Class B Shares, the Series' CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in the New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares for a longer period of time than if the investment in the New Shares were made directly.



     Various redemption and exchange methods are outlined below. Except for the CDSC applicable to certain redemptions of Class B Shares and Class C Shares and the Limited CDSC applicable to certain redemptions of Class A Shares purchased at net asset value, there is no fee charged by the Fund or the Distributor for redeeming or exchanging your shares, but such fees could be charged in the future. You may have your investment dealer arrange to have your shares redeemed or exchanged. Your investment dealer may charge for this service.


     All authorizations given by shareholders, including selection of any of the features described below, shall continue in effect until such time as a written revocation or modification has been received by the Fund or its agent.

     All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses.

Written Redemption


     You can write to the Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Fund requires a signature by all owners of the account and a signature guarantee for each owner. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.


     Payment is normally mailed the next business day, but no later than seven days, after receipt of your redemption request. If your Class A Shares are in certificate form, the certificate must accompany your request and also be in good order. The Fund issues certificates for Class A Shares only if a shareholder submits a specific request. The Fund does not issue certificates for Class B or Class C Shares.

Written Exchange


     You may also write to the Fund (at 1818 Market Street, Philadelphia, PA 19103) to request an exchange of any or all of your shares into another mutual fund in the Delaware Group, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange


     To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares in certificate form, you may only redeem or exchange by written request and you must return your certificates.



     The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in writing that you do not wish to have such service available with respect to your account. The Fund reserves the right to modify, terminate or suspend these procedures upon sixty days' written notice to shareholders. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.


     Neither the Fund nor the Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Series shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Instructions received by telephone are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption--Check to Your Address of Record


     The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day, but no later than seven days, after receipt of the request. This service is only available to individual, joint and individual fiduciary-type accounts.


Telephone Redemption--Proceeds to Your Bank


     Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, the Fund requires an Authorization Form with your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. CoreStates Bank, N.A.'s fee (currently $7.50) will be deducted from your redemption. If you ask for a check, it will normally be mailed the next business day, but no later than seven days, after receipt of your request to your predesignated bank account. Except for any CDSC which may be applicable to Class B and Class C Shares and the Limited CDSC which may be applicable to certain Class A Shares, there are no fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Fund's Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.


     If expedited payment by check or wire could adversely affect the Series, the Fund may take up to seven days to pay.

Telephone Exchange


     The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into any fund in the Delaware Group under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.


Systematic Withdrawal Plans

1.   Regular Plans


     This plan provides shareholders with a consistent monthly (or quarterly) payment. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. With accounts of at least $5,000, you may elect monthly withdrawals of $25 (quarterly $75) or more. The Fund does not recommend any particular monthly amount, as each shareholder's situation and needs vary. Payments are normally made by check. You may elect to have your payments transferred from your Series account to your predesignated bank account through the Delaware Group's MoneyLine service. Your funds will normally be credited to your bank account two business days after the payment date. Except for the Limited CDSC which may be applicable to Class A Shares and the CDSC which may be applicable to Class B and Class C Shares as noted below, there are no fees for this redemption method. You can initiate the MoneyLine service by completing an Authorization Agreement. If the name and address on your bank account are not identical to the name and address on your Fund account, you must have your signature guaranteed. Please call the Shareholder Service Center for additional information.

2.   Retirement Plans


     For shareholders eligible under the applicable retirement plan to receive benefits in periodic payments, the Fund's Systematic Withdrawal Plan provides you with maximum flexibility. A number of formulas are available for calculating your withdrawals, depending upon whether the distributions are required or optional. Withdrawals must be for $25 or more; however, no minimum account balance is required. The MoneyLine service is not available for retirement plans.

                            *     *     *


     Shareholders should not purchase Class A Shares while participating in a Systematic Withdrawal Plan. Also, redemptions of Class A Shares via a Systematic Withdrawal Plan may be subject to a Limited CDSC if the original purchase was made at net asset value within the twelve months prior to the withdrawal and a dealer's commission has been paid on that purchase. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value, below


     With respect to Class B Shares and Class C Shares redeemed via a Systematic Withdrawal Plan, any applicable CDSC will be waived if, on the date that the Plan is established, the annual amount selected to be withdrawn is less than 12% of the account balance. If the annual amount selected to be withdrawn exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subject to the applicable CDSC. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. The 12% annual limit will be reset on the date that any Systematic Withdrawal Plan is modified (for example, a change in the amount selected to be withdrawn or the frequency or date of withdrawals), based on the balance in the account on that date. See Waiver of CDSC - Class B and Class C Shares, below.


     For more information on Systematic Withdrawal Plans, call the Shareholder Service Center.



Wealth Builder Option


     Shareholders may elect to invest in other mutual funds in the Delaware Group through our Wealth Builder Option. Under this automatic exchange program, shareholders can authorize regular monthly amounts (minimum of $100 per fund) to be liquidated from their Series account and invested automatically into an account in one or more funds in the Delaware Group. If, in connection with the Wealth Builder Option, a shareholder wishes to open a new account in such other fund or funds to receive the automatic investment, such new account must meet such other fund's minimum initial purchase requirement. Investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.


     Shareholders can use the Wealth Builder Option to invest in the Series through regular liquidations of shares in their accounts in other funds in the Delaware Group, subject to the same conditions and limitations as other exchanges noted above. Shareholders can terminate their participation at any time by written notice to the Fund. See Redemption and Exchange.

     This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans.

Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value


     A Limited CDSC will be imposed by the Fund upon certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) made within twelve months of purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above. See Buying Shares.


     The Limited CDSC will be paid to the Distributor and will be equal to the lesser of 1% of: (1) the net asset value at the time of purchase of the Class A Shares being redeemed; or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Group fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

     Redemptions of such Class A Shares held for more than twelve months will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Group fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the 12-month holding period. The Fund assesses the Limited CDSC if such 12-month period is not satisfied irrespective of whether the redemption triggering its payment is of the Class A Shares of the Series or the Class A Shares acquired in the exchange.


     In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.


Waiver of Limited CDSC--Class A Shares

     The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from the Series' right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended ("the Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) distributions from a section 403(b)(7) Plan or an IRA due to death, disability, or attainment of age 59 1/2; (v) returns of excess contributions to an IRA; (vi) distributions by other employee benefit plans to pay benefits; (vii) distributions described in (ii), (iv), and
(vi) above pursuant to a systematic withdrawal plan; and (viii) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying at Net Asset Value under Buying Shares).

Waiver of CDSC--Class B and Class C Shares

     The CDSC is waived on redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA or 403(b)(7) Deferred Compensation Plan; (iii) required minimum distributions from an IRA, 403(b)(7) Deferred Compensation Plan, or 457 Deferred Compensation Plan; and (iv) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

     The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, 403(b)(7) Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or 401(k) Defined Contribution Plan;
(iii) required minimum distributions from an IRA, 403(b)(7) Deferred Compensation Plan, 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution Plan; (iv) distributions from a 403(b)(7) Deferred Compensation Plan, 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) Deferred Compensation Plan, 457 Deferred Compensation Plan, Profit Sharing

Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) distributions from an IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.


     In addition, the CDSC will be waived on Class B and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.

DIVIDENDS AND DISTRIBUTIONS

     The Fund currently intends to make monthly payments from the Series' net investment income. Payments from the Series' net realized securities profits, if any, will be made during the first quarter of the next fiscal year. During the fiscal year ended November 30, 1994, dividends totaling $0.86 and $0.17 per share of the Class A Shares and the Class B Shares, respectively, were paid from net investment income and a capital gain of $1.75 per share of the Class A Shares was paid from realized securities profits. During the six months ended May 31, 1995, the Class A Shares and Class B Shares paid dividends of $0.35 and $0.28 per share from net investment income, respectively, and the Class A Shares and Class B Shares each paid a capital gain of $0.42 per share from realized securities profits. Class B Shares of the Series were first offered to the public on September 6, 1994. Class C Shares were not offered prior to the date of this Prospectus.

     Each of the Classes will share proportionately in the investment income and expenses of the Series, except that the per share dividends from net investment income on the Class A Shares, the Class B Shares, and the Class C Shares will vary due to the expenses under the 12b-1 Plan applicable to each Class. Generally, the dividends per share on Class B Shares and Class C Shares can be expected to be lower than the dividends per share on Class A Shares because the expenses under the 12b-1 Plans relating to Class B and Class C Shares will be higher than the expenses under the 12b-1 Plan relating to Class A Shares. See Distribution (12b-1) and Service under Management of the Fund.

     Both dividends and distributions, if any, are automatically reinvested in your account at net asset value unless you elect otherwise. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. If you elect to take your dividends and distributions in cash and such dividends and distributions are in an amount of $25 or more, you may choose the Delaware Group's MoneyLine service and have such payments transferred from your Series account to your predesignated bank account. Your funds will normally be credited to your bank account two business days after the payment date. There are no fees for the MoneyLine service. See Systematic Withdrawal Plan for Class A Shares, Class B Shares and Class C Shares under Redemption and Exchange for information regarding authorization of this service. This service is not available for retirement plans. (See The Delaware Difference for more information on reinvestment options.)

TAXES

     The Series has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. As such, the Series will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code.

     The Series intends to distribute substantially all of its net investment income and net capital gains, if any. Dividends from net investment income or net short-term capital gains will be taxable to you as ordinary income, whether received in cash or in additional shares. For corporate investors, dividends from net investment income will generally qualify in part for the corporate dividends-received deduction. The portion of dividends paid by the Series that so qualifies will be designated each year in a notice from the Fund to the Series' shareholders. For the fiscal year ended November 30, 1994, 100% of the Series' dividends from net investment income qualified for the corporate dividends-received deduction.

     Distributions paid by the Series from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in the Series. The Series does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a byproduct of Series management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in the Series are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.

     Although dividends generally will be treated as distributed when paid, dividends which are declared in October, November or December to shareholders of record on a specified date in one of those months, but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Series and received by the shareholder on December 31 of the year declared.

     The sale of shares of the Series is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series or portfolios of a mutual fund). Any loss incurred on sale or exchange of the Series' shares which had been held for six months or less will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares. All or a portion of the sales charge incurred in acquiring Series shares will be excluded from the federal tax basis of any of such shares sold or exchanged within ninety days of their purchase (for purposes of determining gain or loss upon sale of such shares) if the sale proceeds are reinvested in the Series or in another fund in the Delaware Group of funds and a sales charge that would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment.

     The automatic conversion of Class B Shares into Class A Shares at the end of approximately eight years after purchase will be tax-free for federal tax purposes. See Automatic Conversion of Class B Shares under Buying Shares.

     In addition to federal taxes, shareholders may be subject to state and local taxes on distributions. Distributions of interest income and capital gains realized from certain types of U.S. Government securities may be exempt from state personal income taxes. Shares of the Series are exempt from Pennsylvania county personal property taxes.

     Each year, the Fund will mail to you information on the tax status of the Series' dividends and distributions. Shareholders will also receive each year information as to the portion of dividend income that is derived from U.S. Government securities that are exempt from state income tax. Of course, shareholders who are not subject to tax on their income would not be required to pay tax on amounts distributed to them by the Series.

     The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

     The tax discussion set forth above is included for general information only. Investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Series.

     See Accounting and Tax Issues and Distributions and Taxes in Part B for additional information on tax matters relating to the Series and its shareholders.

CALCULATION OF OFFERING PRICE AND NET ASSET VALUE PER SHARE

     Class A Shares are purchased at the offering price per share, while Class B Shares and Class C Shares are purchased at the net asset value ("NAV") per share. The offering price per share of Class A Shares consists of the NAV per share next computed after the order is received, plus any applicable front-end sales charges. The offering price and NAV are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

     The NAV per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Portfolio securities for which market quotations are available are priced at market value. Short-term investments having a maturity of less than sixty days are valued at amortized cost, which approximates market value. All other securities are valued at their fair value as determined in good faith and in a method approved by the Fund's Board of Directors.

     Each of the Series' four Classes will bear, pro-rata, all of the common expenses of the Series. The net asset values of all outstanding shares of each Class of the Series will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Series represented by the value of shares of that Class. All income earned and expenses incurred by the Series will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Series represented by the value of shares of such Classes, except that the Decatur Income Fund Institutional Class will not incur any distribution fees under the 12b-1 Plans and the Class A, Class B and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective 12b-1 Plans. Due to the specific distribution expenses and other costs that will be allocable to each class, the net asset value of each class of the Series will vary.

MANAGEMENT OF THE FUND

Directors

     The business and affairs of the Fund are managed under the direction of its Board of Directors. Part B contains additional information regarding the directors and officers.

Investment Manager

     The Manager furnishes investment management services to the Fund.

     The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. On November 30, 1994, the Manager and its affiliate, Delaware International Advisers Ltd., were supervising in the aggregate more than $24 billion in assets in the various institutional (approximately $15,544,258,000) and investment company (approximately $9,237,192,000) accounts.

     The Manager is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly-owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now wholly-owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. In connection with the merger, a new Investment Management Agreement between the Fund on behalf of the Series and the Manager was executed following shareholder approval.

     The Manager manages the Series' portfolio and makes investment decisions which are implemented by the Fund's Trading Department. The Manager also administers the Fund's affairs and pays the salaries of all the directors, officers and employees of the Fund who are affiliated with the Manager. For these services, the Manager is paid an annual fee of .60% on the first $100 million of average daily net assets of the Series, .525% on the next $150 million, .50% on the next $250 million and .475% on the average daily net assets in excess of $500 million, less all directors' fees paid to the unaffiliated directors by the Series. Investment management fees paid by the Series for the fiscal year ended November 30, 1994 were 0.49% of average daily net assets.


     John B. Fields has primary responsibility for making day-to-day investment decisions for the Series. He has been the Senior Portfolio Manager of this Series since 1993. Mr. Fields, who has twenty-four years experience in investment management, earned a bachelor's degree and an MBA from Ohio State University. Before joining the Delaware Group in 1992, he was Director of Domestic Equity Risk Management at DuPont. Prior to that, he was Director of Equity Research at Comerica Bank. Mr. Fields is a member of the Financial Analysts Society of Wilmington, Delaware.

     In making investment decisions for the Series, Mr. Fields works with a team of twelve portfolio managers and analysts, each of whom specializes in a different industry sector and makes recommendations accordingly. Mr. Fields also regularly consults with Wayne A. Stork and Richard G. Unruh, Jr. Mr. Stork, Chairman of the Board of the Manager and the Fund's Board of Directors, is a graduate of Brown University and attended New York University's Graduate School of Business Administration. Mr. Stork joined the Delaware Group in 1962 and has served in various executive positions at different times within the Delaware organization. Mr. Unruh is a graduate of Brown University and received his MBA from the University of Pennsylvania's Wharton School. He joined the Delaware Group in 1982 after nineteen years of investment management experience with Kidder, Peabody & Co. Inc. Mr. Unruh was named an executive vice president of the Fund in 1994. He is also a member of the Board of Directors of the Manager and was named an executive vice president of the Manager in 1994. He is on the Board of Directors of Keystone Insurance Company and AAA Mid-Atlantic and is a former president and current member of the Advisory Council of the Bond Club of Philadelphia.

Portfolio Trading Practices

     The Series normally will not invest for short-term trading purposes. However, the Series may sell securities without regard to the length of time they have been held. The degree of portfolio activity will affect brokerage costs of the Series and may affect taxes payable by the Series' shareholders to the extent that net capital gains are realized. Given the Series' investment objective, its annual portfolio turnover rate is not expected to exceed 100%. During the past two fiscal years, the Series' portfolio turnover rates were 80% for 1993 and 92% for 1994.

     The Series uses its best efforts to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the Manager or its advisory clients. These services may be used by the Manager in servicing any of its accounts. Subject to best price and execution, the Series may consider a broker/dealer's sales of Series shares in placing portfolio orders and may place orders with broker/dealers that have agreed to defray certain Series expenses such as custodian fees.

Performance Information

     From time to time, the Series may quote total return performance of the Classes in advertising and other types of literature. Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions at net asset value and: (i) in the case of Class A Shares, the impact of the maximum front-end sales charge at the beginning of each specified period; and (ii) in the case of Class B Shares and Class C Shares, the deduction of any applicable CDSC at the end of the relevant period. Each presentation will include the average annual total return for one-, five- and ten year periods, as relevant. The Series may also advertise aggregate and average total return information concerning a Class over additional periods of time. In addition, the Series may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC. In this case, such total return would be more favorable than total return information which includes deductions of the maximum front-end sales charge or any applicable CDSC.

     Because securities prices fluctuate, investment results of the Class will fluctuate over time and past performance should not be considered as a representation of future results.

Distribution (12b-1) and Service

     The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), serves as the national distributor for the Series under a Distribution Agreement dated April 3, 1995, as amended on November 29, 1995.

     The Fund has adopted a separate distribution plan under Rule 12b-1 for each of the Class A Shares, Class B Shares and the Class C Shares (the "Plans"). The Plans permit the Series to pay the Distributor from the assets of the respective Classes a monthly fee for its services and expenses in distributing and promoting sales of shares. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time, and paying distribution and maintenance fees to brokers, dealers and others. In connection with the promotion of Class A, Class B and Class C Shares, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of preapproved sales contests and/or to dealers who provide extra training and information concerning a Class and increase sales of the Class. In addition, the Series may make payments from the assets of the respective Class directly to others, such as banks, who aid in the distribution of Class shares or provide services in respect of a Class, pursuant to service agreements with the Fund.


     The 12b-1 Plan expenses relating to each of the Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

     The aggregate fees paid by the Series from the assets of the respective Classes to the Distributor and others under the Plans may not exceed .30% of the Class A Shares' average daily net assets in any year, and 1% (.25% of which are service fees to be paid by the Series to the Distributor, dealers and others, for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and the Class C Shares' average daily net assets in any year. The Class A, Class B and Class C Shares will not incur any distribution expenses beyond these limits, which may not be increased without shareholder approval. The Distributor may, however, incur additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Classes.

     Although the maximum fee payable under the Plan relating to the Class A Shares is .30% of average daily net assets, the Board of Directors has determined that the annual fee payable on a monthly basis, under such Plan, will be equal to the sum of: (i) the amount obtained by multiplying .30% by the average daily net assets represented by the Class A Shares that are acquired by shareholders on or after May 2, 1994, and (ii) the amount obtained by multiplying .10% by the average daily net assets represented by the Class A Shares that were acquired before May 2, 1994. While this is the method to be used to calculate the 12b-1 expenses to be paid by the Class A Shares under its Plan, the fee is a Class A Shares' expense so that all shareholders, regardless of when they purchased their shares will bear 12b-1 expenses at the same per share rate. As Class A Shares are sold on or after May 2, 1994, the initial rate of at least .10% will increase over time. Thus, as the proportion of Class A Shares purchased on or after May 2, 1994, to outstanding Class A Shares, increases, the expenses attributable to payments under the Plan will also increase (but will not exceed .30% of average daily net assets). While this describes the current formula for calculating the fees which will be payable under such Plan, the Plan permits the Series to pay a maximum of .30% on all assets at any time following Board approval. The Class will not incur any distribution expenses beyond the .30% limit, which may not be increased without shareholder approval.

     The Fund's Plans do not apply to the Decatur Income Fund Institutional Class of shares. Those shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of the Decatur Income Fund Institutional Class.

     While payments pursuant to the Plans may not exceed .30% annually with respect to the Class A Shares and 1% annually with respect to each of the Class B Shares and the Class C Shares, the Plans do not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans. The monthly fees paid to the Distributor are subject to the review and approval of the Fund's unaffiliated directors who may reduce the fees or terminate the Plans at any time.

     The Transfer Agent, Delaware Service Company, Inc., serves as the shareholder servicing, dividend disbursing and transfer agent for the Series under an Agreement dated June 29, 1988. The directors annually review service fees paid to the Transfer Agent.

     The Distributor and the Transfer Agent are also indirect, wholly-owned subsidiaries of DMH.

Expenses

     The Series is responsible for all of its own expenses other than those borne by the Manager under the Investment Management Agreement and those borne by the Distributor under the Distribution Agreement. The Class A Shares' ratio of expenses to average daily net assets for the fiscal year ended November 30, 1994 was 0.81%. Based on expenses incurred by the Class A Shares during its fiscal year ended November 30, 1994, the expenses of the Class B Shares are expected to be 1.70% for the fiscal year ending November 30, 1995. The Series anticipates that the expense ratio for Class C Shares will be identical to the expense ratio for Class B Shares. The ratio of each Class reflects the impact of its Plan.

Shares

     The Decatur Income Fund is the original series of Delaware Group Decatur Fund, Inc., which is an open-end management investment company. The Series' portfolio of assets is diversified as defined by the 1940 Act. Commonly known as a mutual fund, the Fund was organized as a Maryland corporation on March 4, 1983. The Fund was previously organized as a Delaware corporation in 1956. Prior to May 2, 1994, the Decatur Income Fund series was named the Decatur I Series (which was known and did business as Decatur Fund I).

     Series shares have a par value of $1.00, equal voting rights, except as noted below, and are equal in all other respects. All Fund shares have noncumulative voting rights which means that the holders of more than 50% of the Fund's shares voting for the election of directors can elect 100% of the directors if they choose to do so. Under Maryland law, the Fund is not required, and does not intend, to hold annual meetings of shareholders unless, under certain circumstances, it is required to do so under the 1940 Act. Shareholders of 10% or more of the Fund's shares may request that a special meeting be called to consider the removal of a director. Shares of each series of the Fund will vote separately on any matter which affects only that series. Shares of the Series will have a priority over shares of the Fund's other series in the assets and income of the Series and will vote separately on any matter that affects only the Series.

     In addition to Class A Shares, Class B Shares and Class C Shares, the Series also offers the Decatur Income Fund Institutional Class of shares. Shares of each class represent a proportionate interest in the assets of the Series and have the same voting and other rights and preferences as the other classes of the Series, except that shares of the Decatur Income Fund Institutional Class are not subject to, and may not vote on matters affecting, the Plans.

Similarly, as a general matter, shareholders of Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the Plan that relates to the class of shares that they hold. However, the Class B Shares may vote on a proposal to increase materially the fees to be paid by the Series under the Plan relating to the Class A Shares.

     From May 2, 1994 to September 5, 1994, the Decatur Income Fund A Class was known as the Decatur Income Fund class and prior to May 2, 1994 was known as Decatur Fund I class. From May 2, 1994 to September 5, 1994, the Decatur Income Fund Institutional Class was known as the Decatur Income Fund (Institutional) class and prior to May 2, 1994 was known as Decatur Fund I (Institutional) class.

                                   APPENDIX A

  Illustrations of the Potential Impact on Investment Based on Purchase Option

                                $10,000 Purchase

              Scenario 1                     Scenario 2                 Scenario 3                 Scenario 4
            No Redemption                  Redeem 1st Year            Redeem 3rd Year           Redeem 5th Year
-----------------------------------  -------------------------  -------------------------  -------------------------
  Year  Class A   Class B   Class C  Class A  Class B  Class C  Class A  Class B  Class C  Class A  Class B  Class C
------  -------  ---------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
     0    9,525    10,000    10,000    9,525   10,000   10,000    9,525   10,000   10,000    9,525   10,000   10,000
     1   10,478    10,930    10,930   10,478   10,530   10,830+  10,478   10,930   10,930   10,478   10,930   10,930
     2   11,525    11,946    11,946                              11,525   11,946   11,946   11,525   11,946   11,946
     3   12,678    13,058    13,058                              12,678   12,758   13,058+  12,678   13,058   13,058
     4   13,946    14,272    14,272                                                         13,946   14,272   14,272
     5   15,340    15,599    15,599                                                         15,340   15,399   15,599+
     6   16,874    17,050    17,050
     7   18,562    18,636    18,636
     8   20,418    20,369    20,369
     9   22,459    22,405*+  22,263
    10   24,705    24,646*   24,333

         *This assumes that Class B Shares were converted to Class A shares at the end of the eighth year.

                               $250,000 Purchase

             Scenario 1                      Scenario 2                  Scenario 3                 Scenario 4
           No Redemption                  Redeem 1st Year              Redeem 3rd Year           Redeem 5th Year
----------------------------------  --------------------------  --------------------------  --------------------------
  Year  Class A  Class B   Class C  Class A  Class B  Class C   Class A  Class B  Class C   Class A   Class B  Class C
------  -------  --------  -------  -------  -------  --------  -------  -------  --------  --------  -------  -------
     0  243,750  250,000   250,000  243,750  250,000   250,000  243,750  250,000   250,000   243,750  250,000  250,000
     1  268,125  273,250   273,250  268,125  263,250   270,750+ 268,125  273,250   273,250   268,125  273,250  273,250
     2  294,938  298,662   298,662                              294,938  298,662   298,662   294,938  298,662  298,662
     3  324,431  326,438   326,438                              324,431  318,938   326,438+  324,431  326,438  326,438
     4  356,874  356,797   356,797                                                           356,874  356,797  356,797
     5  392,562  389,979   389,979                                                           392,562+ 384,979  389,979
     6  431,818  426,247   426,247
     7  475,000  465,888   465,888
     8  522,500  509,215   509,215
     9  574,750  560,137*  556,572
    10  632,225  616,150*  608,333

          *This assumes that Class B Shares were converted to Class A shares at the end of the eighth year.

Assumes a hypothetical return for Class A of 10% per year, a hypothetical return for Class B of 9.3% for years 1-8 and 10% for years 9-10, and a hypothetical return for Class C of 9.3% per year. Hypothetical returns vary due to the different expense structures for each Class and do not represent actual performance.

Class A purchase subject to appropriate sales charge breakpoint (4.75% @ $10,000; 3.75% @ $100,000; 2.50% @ $250,000).

Class B purchase assessed appropriate CDSC upon redemption (4%-4%-3%-3%-2%-1% in years 1-2-3-4-5-6).

Class C purchase assessed 1% CDSC upon redemption in year 1.

Figures marked "+" identify which class offers the greater return potential based on investment amount and holding period.

APPENDIX B--RATINGS

     The Series has the ability to invest up to 15% of its net assets in high risk, high yield fixed income securities. The table set forth below shows asset composition, based on rating categories, of such securities held by the Series. Certain securities may not be rated because the rating agencies were either not asked to provide ratings (e.g., many issuers of privately placed bonds do not seek ratings) or because the rating agencies declined to provide a rating for some reason, such as insufficient data. The table below shows the percentage of the Series' high risk, high yield securities which are not rated. The information contained in the table was prepared based on a dollar weighted average of the Series' portfolio composition based on month end data for the fiscal year ended November 30, 1994. The paragraphs following the table contain excerpts from Moody's and S&P's rating descriptions. These credit ratings evaluate only the safety of principal and interest and do not consider the market value risk associated with high yield securities.


Rating Moody's        Average Weighted
    and/or             Percentage of
     S&P                 Portfolio
--------------        ----------------
Ba/BB                       1.05%
B/B                         8.74%
Caa/CCC                     0.34%
Not Rated/Other             0.23%


General Rating Information

Bonds
      Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

     The Delaware Group includes funds with a wide range of investment objectives. Stock funds, income funds, tax-free funds, money market funds, global and international funds and closed-end equity funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, contact your financial adviser or call Delaware Group at 800-523-4640, in Philadelphia call 215-988-1333.


INVESTMENT MANAGER
Delaware Management Company, Inc.
One Commerce Square
Philadelphia, PA  19103

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA  19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA  19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young
One Commerce Square
Philadelphia, PA  19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA  19103

CUSTODIAN
Chemical Bank
450 West 33rd Street
New York, NY  10001


---------------------------------------

DECATUR INCOME FUND

---------------------------------------

A CLASS

---------------------------------------

B CLASS

---------------------------------------

C CLASS

---------------------------------------







P R O S P E C T U S

----------------------------------------

 November 29, 1995




                                                        DELAWARE
                                                        GROUP
                                                        --------

DECATUR TOTAL RETURN FUND
A CLASS SHARES                                                 PROSPECTUS
B CLASS SHARES                                                 November 29, 1995
C CLASS SHARES


               -------------------------------------------------

                  1818 Market Street, Philadelphia, PA  19103

           For Prospectus and Performance: Nationwide 800-523-4640,
                           Philadelphia 215-988-1333

             Information on Existing Accounts:  (SHAREHOLDERS ONLY)
               Nationwide 800-523-1918, Philadelphia 215-988-1241

                    Dealer Services:  (BROKER/DEALERS ONLY)
               Nationwide 800-362-7500, Philadelphia 215-988-1050


     This Prospectus describes the Decatur Total Return Fund A Class of shares (the "Class A Shares"), the Decatur Total Return Fund B Class of shares (the "Class B Shares") and the Decatur Total Return Fund C Class of shares (the "Class C Shares") (collectively, the "Classes") of the Decatur Total Return Fund series (the "Series") of Delaware Group Decatur Fund, Inc. (the "Fund"), a professionally-managed mutual fund of the series type. The Series' objective is to achieve long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal.

     Class A Shares may be purchased at the public offering price, which is equal to the next determined net asset value per share, plus a front-end sales charge. Class B Shares and Class C Shares may be purchased at a price equal to the next determined net asset value per share. Class A Shares are subject to a maximum front-end sales charge of 4.75% and annual 12b-1 Plan expenses of up to 0.30%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") which may be imposed on redemptions made within six years of purchase and annual 12b-1 Plan expenses of 1.00%, which are assessed against the Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares under Buying Shares. Class C Shares are subject to a CDSC which may be imposed on redemptions made within twelve months of purchase and annual 12b-1 Plan expenses of 1.00%, which are assessed against the Class C Shares for the life of the investment. See Summary of Expenses. These alternatives permit an investor to choose the method of purchasing shares that is most suitable for his or her needs. In choosing the most suitable class, an investor should consider the differences among the Classes, including the effects of sales charges and 12b-1 Plan expenses given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. See Buying Shares.

     This Prospectus relates only to the Classes listed above and sets forth information that you should read and consider before you invest. Please retain it for future reference. Part B of the Fund's registration statement, dated November 29, 1995, as it may be amended from time to time, contains additional information about the Series and has been filed with the Securities and Exchange Commission. Part B is incorporated by reference into this Prospectus and is available, without charge, by writing to Delaware Distributors, L.P. at the above address or by calling the above numbers. The Series' financial statements appear in its Annual Report for the fiscal year ended November 30, 1994, and its Semi Annual Report for the six months ended May 31, 1995, which will accompany any response to requests for Part B.

     The Series also offers the Decatur Total Return Fund Institutional Class. That class is available for purchase only by certain investors. A prospectus for the Decatur Total Return Fund Institutional Class can be obtained by writing to Delaware Distributors, L.P. at the above address or by calling the above number.

TABLE OF CONTENTS

Cover Page                           Retirement Planning
Synopsis                             Buying Shares
Summary of Expenses                  Redemption and Exchange
Financial Highlights                 Dividends and Distributions
Investment Objective and Policies    Taxes
     Investment Strategy             Calculation of Offering Price and
     Suitability                      Net Asset Value Per Share
The Delaware Difference              Management of the Fund
     Plans and Services              Appendix A - Investment Illustrations

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUND ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SHARES OF THE FUND ARE NOT BANK OR CREDIT UNION DEPOSITS.

SYNOPSIS

Capitalization

     The Series offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and the Decatur Total Return Fund Institutional Class of shares. The Fund has a present authorized capitalization of seven hundred fifty million shares of capital stock with a $1.00 par value per share. One hundred million shares of that stock have been allocated to the Class A Shares, fifty million shares to the Class B Shares, fifty million shares to the Class C Shares and fifty million shares to the Decatur Total Return Fund Institutional Class. See Shares under Management of the Fund.

Investment Manager, Distributor and Service Agent

     Delaware Management Company, Inc. (the "Manager") is the investment manager for the Fund. The Manager or its affiliate, Delaware International Advisers Ltd., also manages the other funds in the Delaware Group. Delaware Distributors, L.P. (the "Distributor") is the national distributor for the Fund and for all of the other mutual funds in the Delaware Group. Delaware Service Company, Inc. (the "Transfer Agent") is the shareholder servicing, dividend disbursing and transfer agent for the Fund and for all of the other mutual funds in the Delaware Group. See Management of the Fund.

Sales Charges

     The price of the Class A Shares includes a maximum front-end sales charge of 4.75% of the offering price, which, based on the net asset value per share of the Class A Shares as of the end of the Fund's most recent fiscal year, is equivalent to 4.95% of the amount invested. The sales charge is reduced on certain transactions of at least $100,000 but under $1,000,000. For purchases of $1,000,000 or more, the front-end sales charge is eliminated. Class A Shares are subject to annual 12b-1 Plan expenses.

     The price of the Class B Shares is equal to the net asset value per share. Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are subject to annual 12b-1 Plan expenses for approximately eight years after purchase. See Automatic Conversion of Class B Shares under Buying Shares.

     The price of the Class C Shares is equal to the net asset value per share. Class C Shares are subject to a CDSC of 1% if shares are redeemed within twelve months of purchase. Class C Shares are subject to annual 12b-1 Plan expenses for the life of the investment.

     See Buying Shares and Distribution (12b-1) and Service under Management of the Fund.

Purchase Amounts

     Generally, the minimum initial investment is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent investments in any Class generally must be at least $100. Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed the maximum purchase limitations for Class B Shares and Class C Shares by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more of Class A Shares, which are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC. The minimum and maximum purchase amounts for retirement plans may vary. See Buying Shares.

Investment Objective

     The objective of the Series is to achieve long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal. For further details, see Investment Objective and Policies.

Risk Factors and Special Considerations

     The Series may enter into options and futures transactions for hedging purposes to counterbalance portfolio volatility. While the Series does not engage in options and futures for speculative purposes, there are risks that result from use of these instruments by the Series, and the investor should review the descriptions of these risks in this Prospectus. See Futures Contracts and Options under Investment Objective and Policies.

Open-End Investment Company

     The Fund, which was organized as a Maryland corporation in 1983 and was previously organized as a Delaware corporation in 1956, is an open-end management investment company. The Series' portfolio of assets is diversified for purposes of the Investment Company Act of 1940 (the "1940 Act"). See Shares under Management of the Fund.

Investment Management Fees

     The Manager furnishes investment management services to the Fund, subject to the supervision and direction of the Board of Directors. Under the Investment Management Agreement, the annual compensation paid to the Manager is equal to .60% on the first $500 million of the Series' average daily net assets,
 .575% on the next $250 million and .55% on the average daily net assets in excess of $750 million, less all directors' fees paid to the unaffiliated directors by the Series. See Management of the Fund.

Redemption and Exchange

     Class A Shares of the Series may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request. Neither the Fund nor the Distributor assesses a charge for redemptions or exchanges of Class A Shares, except for certain redemptions of shares purchased at net asset value, which may be subject to a CDSC if such purchases triggered the payment of a dealer's commission. See Front-End Sales Charge Alternative - Class A Shares under Buying Shares. Class B and Class C Shares may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request subject, in the case of redemptions, to any applicable CDSC. Neither the Fund nor the Distributor assesses any charges other than the CDSC for redemptions or exchanges of Class B or Class C Shares. There are certain limitations on an investor's ability to exchange shares between the various classes of shares that are offered. See Redemption and Exchange.

SUMMARY OF EXPENSES

     A general comparison of the sales arrangements and other expenses applicable to the Class A, Class B and Class C Shares follows:

                                                  Class A   Class B   Class C
Shareholder Transaction Expenses                   Shares    Shares    Shares
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases (as
a percentage of offering price).................    4.75%     None      None

Maximum Sales Charge Imposed on Reinvested
Dividends (as a percentage of offering price)...    None      None      None

Maximum Contingent Deferred Sales Charge
(as a percentage of original
purchase price or redemption
proceeds, whichever is lower)...................    None*     4.00%*    1.00%*

Redemption Fees.................................    None**    None**    None**



Annual Operating Expenses
(as a percentage of average                       Class A   Class B   Class C
daily net assets)                                 Shares    Shares    Shares
--------------------------------------------------------------------------------
Management Fees.................................   0.59%     0.59%     0.59%

12b-1 Expenses (including
service fees)...................................   0.30%+    1.00%+    1.00%+

Other Operating Expenses........................   0.37%     0.37%++   0.37%++
                                                   -----     -------   -------
Total Operating Expenses........................
                                                   1.26%     1.96%     1.96%
                                                   -----     -----     -----

     The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in any of the Classes will bear directly or indirectly.

     *With respect to Class A Shares, purchases of $1 million or more may be made at net asset value; however, if in connection with any such purchase certain dealer commissions are paid to the financial adviser through whom such purchase is effected, a CDSC of 1% will be imposed on certain redemptions within twelve months of purchase ("Limited CDSC"). Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. Class C Shares are subject to a CDSC of 1% if the shares are redeemed within twelve months of purchase. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange; Deferred Sales Charge Alternative - Class B Shares and Level Sales Charge Alternative - Class C Shares under Buying Shares.

      **CoreStates Bank, N.A. currently charges $7.50 per redemption for redemptions payable by wire.

      +Class A Shares, Class B Shares and Class C Shares are subject to separate 12b-1 Plans. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. (the "NASD"). See Distribution (12b-1) and Service under Management of the Fund.

      ++"Other Operating Expenses" for Class B and Class C Shares are estimates based on actual expenses incurred by the Class A Shares for the fiscal year ended November 30, 1994. See Decatur Total Return Fund Institutional Class under Buying Shares for expense information for that class.

     The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return, (2) redemption at the end of each time period and (3) with respect to Class B Shares and Class C shares, payment of a CDSC at the time of redemption, if applicable.

                             1 year    3 years  5 years   10 years
                             ------    -------  -------   --------
          Class A Shares..   $60(1)    $86      $113      $193

          Class B Shares..   $60       $92      $126      $210(2)

          Class C Shares..   $30       $62      $106      $229


    An investor would pay the following expenses on the same $1,000 investment, assuming no redemption at the end of the period:

                            1 year  3 years  5 years   10 years
                            ------  -------  -------   --------
          Class A Shares..  $60     $86      $113      $193

          Class B Shares..  $20     $62      $106      $210(2)

          Class C Shares..  $20     $62      $106      $229

     (1) Generally, the Fund does not assess a redemption charge upon redemption of Class A shares. Under certain circumstances, however, a Limited CDSC, which has not been reflected in this calculation, may be imposed on certain redemptions within twelve months of purchase. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange.

     (2) At the end of approximately eight years after purchase, Class B Shares will be automatically converted into Class A Shares. The example above assumes conversion of Class B Shares at the end of the eighth year. However, the conversion may occur as late as three months after the eighth anniversary of purchase, during which time the higher 12b-1 Plan fees payable by Class B Shares will continue to be assessed. Information for the ninth and tenth years reflects expenses of the Class A Shares. See Automatic Conversion of Class B Shares under Buying Shares for a description of the automatic conversion feature.




This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The following financial highlights from August 27, 1986 through November 30, 1994 for the Class A Shares and September 6, 1994 through November 30, 1994 for the Class B Shares are derived from the financial statements of Delaware Group Decatur Fund, Inc. - Decatur Total Return Fund (formerly known as Decatur Fund
II) and have been audited by Ernst & Young LLP, independent auditors. The data should be read in conjunction with the financial statements, related notes and the report of Ernst & Young LLP covering such financial information and highlights, all of which are incorporated by reference into Part B. Unaudited financial highlights for the six months ended May 31, 1995 are also provided below for the Class A Shares and Class B Shares. The data should be read in conjunction with the financial statements and related notes for the six months ended May 31, 1995, all of which are incorporated by reference into Part B. Further information about the Series' performance is contained in its Annual Report to shareholders for the fiscal year ended November 30, 1994 and its Semi-Annual Report to shareholders for the six months ended May 31, 1995. A copy of the Series' Annual Report (including the report of Ernst & Young LLP) and its Semi-Annual Report may be obtained from the Fund upon request at no charge. Information regarding Class C Shares has not been included in these tables because such shares were not offered to the public prior to the date of this Prospectus.
--------------------------------------------------------------------------------

                                                                                            Class A Shares
                                                                 -----------------------------------------------------------------
                                                                      Period
                                                                     12/1/94
                                                                     through
                                                                    5/31/95(2)                       Year Ended
                                                                   (Unaudited)     11/30/94     11/30/93    11/30/92    11/30/91
Net Asset Value, Beginning of Period..............................   $  12.32     $   14.38    $   13.98   $   12.73   $   11.71

Income From Investment Operations
---------------------------------
Net Investment Income.............................................       0.18          0.37         0.45        0.47        0.53
Net Gains (Losses) on Securities
            (both realized and unrealized)........................       2.00         (0.34)        1.45        1.30        1.07
                                                                         ----         ------        ----        ----        ----
  Total From Investment Operations................................       2.18          0.03         1.90        1.77        1.60
                                                                         ----          ----         ----        ----        ----
Less Distributions
------------------
Dividends from Net Investment Income..............................      (0.20)        (0.43)       (0.45)      (0.52)      (0.58)
Distributions from Capital Gains..................................      (0.42)        (1.66)       (1.05)       none        none
Returns of Capital................................................       none          none         none        none        none
                                                                         ----          ----         ----        ----        ----
  Total Distributions.............................................      (0.62)        (2.09)       (1.50)      (0.52)      (0.58)
                                                                        ------        ------       ------      ------      ------
Net Asset Value, End of Period....................................     $13.88        $12.32       $14.38      $13.98      $12.73
                                                                       ======        ======       ======      ======      ======
---------------------------------------
Total Return(3)...................................................      18.45%        (0.04%)      14.74%      14.12%      13.94%
---------------------------------------

Ratios/Supplemental Data
------------------------

Net Assets, End of Period (000's omitted).........................   $478,814     $ 402,849    $ 431,638   $ 408,986   $ 394,338
Ratio of Expenses to Average Daily Net Assets(4)..................       1.23%         1.26%        1.22%       1.23%       1.23%
Ratio of Net Investment Income to Average Daily Net Assets(4).....       2.87%         2.88%        3.15%       3.44%       4.20%
Portfolio Turnover Rate...........................................         70%           74%         119%         98%         67%


                                                                                            Class A Shares
                                                                 -----------------------------------------------------------------
                                                                                                                         Period
                                                                                                                       8/27/86(1)
                                                                   Year Ended                                            through
                                                                     11/30/90     11/30/89    11/30/88    11/30/87      11/30/86
Net Asset Value, Beginning of Period..............................  $   13.64    $   11.47   $    9.04   $   10.29     $    9.53

Income From Investment Operations
---------------------------------
Net Investment Income.............................................       0.58         0.54        0.50        0.31          0.04
Net Gains (Losses) on Securities
            (both realized and unrealized)........................      (1.44)        2.12        2.30       (1.30)         0.72
                                                                        -----         ----        ----       ------         ----
  Total From Investment Operations................................      (0.86)        2.66        2.80       (0.99)         0.76
                                                                        ------        ----        ----       ------         ----
Less Distributions
------------------
Dividends from Net Investment Income..............................      (0.60)       (0.49)      (0.37)      (0.26)         none
Distributions from Capital Gains..................................      (0.47)        none        none        none          none
Returns of Capital................................................       none         none        none        none          none
                                                                         ----         ----        ----        ----          ----
  Total Distributions.............................................      (1.07)       (0.49)      (0.37)      (0.26)         none
                                                                        ------       ------      -----       ------         ----
Net Asset Value, End of Period....................................     $11.71       $13.64      $11.47      $ 9.04        $10.29
                                                                       ======       ======      ======      ======        ======
---------------------------------------
Total Return(3)...................................................      (6.84%)      23.73%      31.51%     (10.08%)       33.87%(1)

---------------------------------------

Ratios/Supplemental Data
------------------------

Net Assets, End of Period (000's omitted).........................   $357,139     $318,871    $200,085    $146,632       $16,118
Ratio of Expenses to Average Daily Net Assets(4)..................       1.23%        1.24%       1.28%       1.27%(5)     (1)
Ratio of Net Investment Income to Average Daily Net Assets(4).....       4.87%        4.60%       4.77%       4.17%(6)     (1)
Portfolio Turnover Rate...........................................         54%          60%         69%         39%        (1)
---------------------------

(1) August 27, 1986 was the date of the initial public offering. Total return has been annualized. The ratios of expenses and net investment income to average daily net assets and portfolio turnover have been omitted from this chart for the period August 27, 1986 through November 30, 1986 as management believes that such ratios for this relatively short period are not meaningful.

(2) Ratios have been annualized but total return has not been annualized.

(3) Does not reflect any maximum sales charge that is or was in effect nor the 1% Limited CDSC that would apply in the event of certain redemptions within twelve months of purchase. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made At Net Asset Value. Total return for 1987 and 1986 reflect the expense limitation referenced in Notes 4, 5 and 6.


(4) The Manager undertook to waive its management fee and assume expenses to the extent necessary to limit the Decatur Total Return Fund's ratio of annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to average daily net assets to 1% for a six-month period after the initial public offering.

(5) Ratio of expenses to average daily net assets prior to expense limitation was 1.41%.

(6) Ratio of net investment income to average daily net assets prior to expense limitation was 4.03%.

                                                                              Class B Shares
                                                                        ---------------------------
                                                                            Period
                                                                           12/1/94         Period
                                                                           through       9/6/94(1)
                                                                          5/31/95(2)      through
                                                                         (Unaudited)     11/30/94
Net Asset Value, Beginning of Period..............................        $  12.31     $   13.11

Income From Investment Operations
---------------------------------
Net Investment Income.............................................            0.14          0.12
Net Gains (Losses) on Securities
            (both realized and unrealized)........................            1.99         (0.82)
                                                                              ----         ------
  Total From Investment Operations................................            2.13         (0.70)
                                                                              ----         ------
Less Distributions
------------------
Dividends from Net Investment Income..............................           (0.18)        (0.10)
Distributions from Capital Gains..................................           (0.42)         none
Returns of Capital................................................            none          none
                                                                              ----          ----
  Total Distributions.............................................           (0.60)        (0.10)
                                                                             ------        ------
Net Asset Value, End of Period....................................          $13.84        $12.31
                                                                            ======        ======
---------------------------------------
Total Return(3)...................................................           18.02%        (5.37%)
---------------------------------------

Ratios/Supplemental Data
------------------------

Net Assets, End of Period (000's omitted).........................          $5,840        $1,738
Ratio of Expenses to Average Daily Net Assets.....................            1.93%         1.96%
Ratio of Net Investment Income to Average Daily Net Assets........            2.17%         2.18%
Portfolio Turnover Rate...........................................              70%           74%

-------------------------------

(1) Date of initial public offering; ratios have been annualized but total return has not been annualized.

(2) Ratios have been annualized but total return has not been annualized.

(3) Does not include any applicable CDSC.

INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT STRATEGY

  The Series generally invests in common stocks and income-producing securities that are convertible into common stocks. The portfolio manager looks for securities that have a better dividend yield than the average of the Standard & Poor's ("S&P") 500 Stock Index, as well as capital gains potential.

  All available types of appropriate securities are under continuous study. The Series may invest in all classes of securities, bonds and preferred and common stocks in any proportion deemed prudent under existing market and economic conditions. The Series may also invest in foreign securities.

  Income-producing convertible securities include preferred stock and debentures that pay a stated interest rate or dividend and are convertible into common stock at an established ratio. These securities, which are usually priced at a premium to their conversion value, may allow the Series to receive current income while participating to some extent in any appreciation in the underlying common stock. The value of a convertible security tends to be affected by changes in interest rates as well as factors affecting the market value of the underlying common stock.

  It is the Series' policy to purchase and sell securities with a view toward obtaining long-term rather than short-term capital gains. However, the Series may hold securities for any period of time.

  The Series may invest in repurchase agreements, but will not normally do so except to invest cash balances.

  The Series may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933. Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as the Series. The Series may invest no more than 10% of the value of its net assets in illiquid securities.

  While maintaining oversight, the Board of Directors has delegated to the Manager the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of the Series' 10% limitation on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

  If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Series' holdings of illiquid securities exceed the

Series' 10% limit on investment in such securities, the Manager will determine what action to take to ensure that the Series continues to adhere to such limitation.

  The Series may write covered call options on portfolio securities to reduce the volatility of the portfolio. For the option to be considered covered, the Series must own the common stock underlying the option or securities convertible into such common stock. A covered call option obligates the Series to sell one of its securities for an agreed price up to an agreed date. The advantage is that the Series receives premium income, which may offset any decline in the market value of the security. However, if the Manager's forecast is wrong, the Series may not fully participate in the market appreciation if the security's price rises. The Series will use only Exchange-traded options.

Portfolio Loan Transactions

  The Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

  The major risk to which the Series would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Series will only enter into loan arrangements after a review of all pertinent facts by the Manager, subject to overall supervision by the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

Futures Contracts

  The Series may enter into futures contracts on stocks, stock indices, interest rates and foreign currencies, and purchase or sell options on such futures contracts. These activities will not be entered into for speculative purposes, but rather for hedging purposes and to facilitate the ability to quickly deploy into the stock market the Series' positions in cash, short-term debt securities and other money market instruments, at times when the Series' assets are not fully invested in equity securities. Such positions will generally be eliminated when it becomes possible to invest in securities that are appropriate for the Series.

  A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which the securities underlying the contract are delivered, or in the case of securities index futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

  The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin" as a good faith deposit. This amount is generally maintained in a segregated account at the custodian bank. Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."

  Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect the Series' current or intended investments from broad fluctuations in stock or bond prices. For example, the Series may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Series' securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position.

When the Series is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Series intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

     Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on the Series' current or intended investments in fixed income securities. For example, if the Series owned long-term bonds and interest rates were expected to increase, the Series might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the Series' portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows the Series to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Series' interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of the Series from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased as a hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, the Series could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated, and the Series' cash reserve could then be used to buy long-term bonds on the cash market.

     The Series may purchase and sell foreign currency futures contracts for hedging purposes to attempt to protect its current or intended investments denominated in foreign currencies from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Series may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Series' loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

     Conversely, the Series could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When the Series purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Series will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

     The Series may also purchase and write options on the types of futures contracts in which the Series may invest, and enter into related closing transactions. Options on futures are similar to options on securities, as described below, except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than to actually purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. In the event that an option written by the Series is exercised, the Series will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

     At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. Likewise, a position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to availability of a secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The Series may realize a profit or a loss when closing out a futures contract or an option on a futures contract.

     To the extent that interest or exchange rates or securities prices move in an unexpected direction, the Series may not achieve the anticipated benefits of investing in futures contracts and options thereon, or may realize a loss. To the extent that the Series purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, the possible lack of a secondary market could prevent the Series from closing out its positions relating to futures. See Part B for a further discussion of this investment technique.

Options

     The Series may write covered call options on individual issues as well as write call options on stock indices. The Series may also purchase put options on individual issues and on stock indices. The Manager will employ these techniques in an attempt to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The ability to hedge effectively using options on stock indices will depend, in part, on the correlation between the composition of the index and the Series' portfolio as well as the price movement of individual securities. The Series does not currently intend to write or purchase options on stock indices.

     While there is no limit on the amount of the Series' assets which may be invested in covered call options, the Series will not invest more than 2% of its net assets in put options. The Series will only use Exchange-traded options.

Call Options

     Writing Covered Call Options--A covered call option obligates the Series to sell one of its securities for an agreed price up to an agreed date. When the Series writes a call, it receives a premium and agrees to sell the callable securities to a purchaser of a corresponding call during the call period (usually not more than nine months) at a fixed exercise price regardless of market price changes during the call period. The advantage is that the Series receives premium income for the limited purpose of offsetting the costs of purchasing put options or offsetting any capital loss or decline in market value of the security. However, if the Manager's forecast is wrong, the Series may not fully participate in the market appreciation if the security's price rises.

     Writing a Call Option on Stock Indices--Writing a call option on stock indices is similar to the writing of a call option on an individual stock. Stock indices used will include, but not be limited to, the S&P 500, the S&P 100 and the S&P Over-The-Counter ("OTC") 250.

Put Options

     Purchasing a Put Option--A put option gives the Series the right to sell one of its securities for an agreed price up to an agreed date. The advantage is that the Series can be protected should the market value of the security decline. However, the Series must pay a premium for this right which would be lost if the option is not exercised.

     Purchasing a Put Option on Stock Indices--Purchasing a protective put option on stock indices is similar to the purchase of protective puts on an individual stock. Indices used will include, but not be limited to, the S&P 500, the S&P 100 and the S&P OTC 250.

     Closing Transactions--Closing transactions essentially let the Series offset a put option or covered call option prior to its exercise or expiration. If the Series cannot effect a closing transaction, it may have to hold a security it would otherwise sell or deliver a security it might want to hold.

                                   *   *   *

     Although the Series is permitted under certain circumstances to borrow money, it does not normally do so. The Series will not purchase new securities while any borrowings are outstanding.

     Part B sets forth other more specific investment restrictions.

SUITABILITY

     The Series may be suitable for the patient investor interested in long-term growth. Investors should be willing to accept the risks associated with investments in common stocks and income-producing securities that are convertible into common stocks.

     The Series is suitable for investors who want a current return with the possibility of capital appreciation. Naturally, the Series cannot assure a specific rate of return or that principal will be protected. The value of the Series' shares can be expected to vary up and down depending upon market conditions. For this reason, the Series is not appropriate for short-term investors. However, through the cautious selection and supervision of the Series' securities, the Series will strive to achieve its objective of long-term growth through both income and capital appreciation without undue risk to principal.

     Ownership of the Series' shares reduces the bookkeeping and administrative inconveniences that would be involved with direct purchases of the Fund's portfolio securities.

     Investors should not consider a purchase of Series shares as equivalent to a complete investment program. The Delaware Group includes a family of funds, generally available through registered investment dealers, which may be used together to create a more complete investment program.

THE DELAWARE DIFFERENCE

PLANS AND SERVICES
     The Delaware Difference is our commitment to provide you with superior information and quality service on your investments in the Delaware Group of funds.

SHAREHOLDER PHONE DIRECTORY

Investor Information Center
  800-523-4640

  (Philadelphia 215-988-1333)
      Fund Information
      Literature
      Price, Yield and
        Performance Figures

Shareholder Service Center
  800-523-1918

  (Philadelphia 215-988-1241)
      Information on Existing
        Regular Investment
        Accounts and Retirement
        Plan Accounts
      Wire Investments
      Wire Liquidations
      Telephone Liquidations
      Telephone Exchanges

Delaphone
  800-362-FUND
  (800-362-3863)

Shareholder Services

     During business hours, you can call the Fund's Shareholder Service Center. Our representatives can answer any questions about your account, the Series, the various service features and other funds in the Delaware Group.

Performance Information

     During business hours, you can call the Investor Information Center to get current performance information.

Delaphone Service

     Delaphone is an account inquiry service for investors with Touch-Tone/(R)/ phone service. It enables you to get information on your account faster than the mailed statements and confirmations. Delaphone is available seven days a week, 24 hours a day.

Statements and Confirmations

     You will receive quarterly statements of your account summarizing all transactions during the period. A confirmation statement will be sent following all transactions other than those involving a reinvestment of distributions. You should examine statements and confirmations immediately and promptly report any discrepancy by calling the Shareholder Service Center.

Duplicate Confirmations

     If your investment dealer is noted on your investment application, we will send your dealer a duplicate confirmation. This makes it easier for your investment dealer to help you manage your investments.

Tax Information

     Each year, the Fund will mail to you information on the tax status of your dividends and distributions.

Dividend Reinvestment Plan

     You can elect to have your distributions (capital gains and/or dividend income) paid to you by check or reinvested in your account. Also, you may invest your distributions in certain other funds in the Delaware Group, subject to the exceptions noted below as well as the eligibility and minimum purchase requirements set forth in each fund's prospectus.

     Reinvestments of distributions into Class A Shares of the Series or of other Delaware Group funds are made without a front-end sales charge. Reinvestments of distributions into Class B Shares of the Series or of other Delaware Group funds or into Class C Shares of the Series or of other Delaware Group Funds are also made without any sales charge and will not be subject to a CDSC if later redeemed. See Automatic Conversion of Class B Shares under Buying Shares for information concerning the automatic conversion of Class B Shares acquired by reinvesting dividends.

     Holders of Class A Shares of the Series may not reinvest their distributions into Class B Shares or Class C Shares of any fund in the Delaware Group, including the Series. Holders of Class B Shares of the Series may reinvest their distributions only into Class B Shares of the funds in the Delaware Group which offer that class of shares (the "Class B Funds"). Similarly, holders of Class C Shares of the Fund may reinvest their distributions only into Class C Shares of the funds in the Delaware Group which offer that class of shares (the"Class C Funds"). See Class B Funds and Class C Funds under Buying Shares for a list of the funds offering those classes of shares. For more information about reinvestments, call the Shareholder Service Center.

Exchange Privilege

     The Exchange Privilege permits shareholders to exchange all or part of their shares into shares of the other funds in the Delaware Group, subject to certain exceptions and limitations. For additional information on exchanges, see Investing by Exchange under How to Buy Shares and Redemption and Exchange.

Wealth Builder Option

     You may elect to have amounts in your account automatically invested in shares of other funds in the Delaware Group. Investments under this feature are exchanges and are therefore subject to the same conditions and limitations as other exchanges of Class A, Class B and Class C Shares. See Redemption and Exchange.

Right of Accumulation

     With respect to Class A Shares, the Right of Accumulation feature allows you to combine the value of your current holdings of Class A Shares, Class B Shares and Class C Shares of the Series with the dollar amount of new purchases of Class A Shares to qualify for a reduced front-end sales charge. Under the Combined Purchases Privilege, you may also include certain shares that you own in other funds in the Delaware Group. See Buying Shares.

Letter of Intention

     The Letter of Intention feature permits you to obtain a reduced front-end sales charge on purchases of Class A Shares by aggregating certain of your purchases of Delaware Group fund shares over a 13-month period. See Buying Shares and Part B.

12-Month Reinvestment Privilege

     The 12-Month Reinvestment Privilege permits you to reinvest proceeds of Class A Shares within one year of the date of redemption, without a front-end sales charge. See Part B.

Delaware Group Asset Planner

     Delaware Group Asset Planner is an asset allocation service that gives investors, working with a professional financial adviser, the ability to more easily design and maintain investments in a diversified selection of Delaware Group mutual funds. The Asset Planner service offers a choice of four pre-designed Allocation Strategies (each with a different risk/reward profile) made up of separate investments in predetermined percentages of Delaware Group funds. With the guidance of a financial adviser, investors may also tailor a Strategy that meets their personal needs and goals. See How to Buy Shares under Buying Shares.

Financial Information about the Series

     Each fiscal year, you will receive an audited annual report and an unaudited semi-annual report. These reports provide detailed information about the Series' investments and performance. The Fund's fiscal year ends on November 30.

RETIREMENT PLANNING

     An investment in the Series may be suitable for tax-deferred retirement plans. Among the retirement plans noted below, Class B Shares are available for investment only by Individual Retirement Accounts, Simplified Employee Pension Plans, 457 Deferred Compensation Plans and 403(b)(7) Deferred Compensation Plans.

     Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request.

     Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase the Decatur Total Return Fund Institutional Class. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center or see Part B.

Individual Retirement Account ("IRA")

     Individuals, even if they participate in an employer-sponsored retirement plan, may establish their own retirement program for investments in each of the Classes. Contributions to an IRA may be tax-deductible and earnings are tax-deferred. Under the Tax Reform Act of 1986, the tax deductibility of IRA contributions is restricted, and in some cases eliminated, for individuals who participate in certain employer-sponsored retirement plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn on a tax-deferred basis.

Simplified Employee Pension Plan ("SEP/IRA")

     A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes is available for investment by a SEP/IRA.

Salary Reduction Simplified Employee Pension Plan ("SAR/SEP")

     Offers employers with 25 or fewer eligible employees the ability to establish a SEP/IRA that permits salary deferral contributions. An employer may also elect to make additional contributions to this plan. Class B Shares are not available for purchase by such plans.

403(b)(7) Deferred Compensation Plan

     Permits employees of public school systems or of certain types of non-profit organizations to enter into a deferred compensation arrangement for the purchase of shares of each of the Classes.

457 Deferred Compensation Plan

     Permits employees of state and local governments and certain other entities to enter into a deferred compensation arrangement for the purchase of shares of each of the Classes.

Prototype Profit Sharing or Money Purchase Pension Plan

     Offers self-employed individuals, partnerships and corporations a tax-qualified plan which provides for the investment of contributions in Class A Shares or Class C Shares. Class B Shares are not available for purchase by such plans.

Prototype 401(k) Defined Contribution Plan

     Permits employers to establish a tax-qualified plan based on salary deferral contributions in Class A Shares or Class C Shares. Class B Shares are not available for purchase by such plans.

Allied Plans

     Class A Shares are available for purchase by participants in 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Group funds ("eligible Delaware Group fund shares"), as well as shares of designated classes of non-Delaware Group funds ("eligible non-Delaware Group fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

     With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Group and eligible non-Delaware Group fund shares held by a participant under the Allied Plan may be combined with the dollar amount of new purchases by that participant to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Group fund shares. See Front-End Sales Charge Alternative -Class A Shares under Buying Shares.

     Participants in Allied Plans may exchange all or part of their eligible Delaware Group fund shares for other eligible Delaware Group fund shares or for eligible non-Delaware Group fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Group and non-Delaware Group, which were not subject to a front-end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Group fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See Investing by Exchange.

     The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described below under Waiver of Limited CDSC -Class A Shares, apply to redemptions by participants in Allied Plans, except in the case of exchanges between eligible Delaware Group and non-Delaware Group fund shares. When eligible Delaware Group fund shares are exchanged into eligible non-Delaware Group fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the CDSC will be paid by the financial adviser or selling dealer. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange.

     A dealer's commission may be payable on purchases of eligible Delaware Group fund shares under an Allied Plan. In determining a financial adviser's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Group fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See Front-End Sales Charge Alternative - Class A Shares under Buying Shares.

BUYING SHARES

Purchase Amounts

     Generally, the minimum initial purchase is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of shares of any Class generally must be $100 or more. Class A Shares purchased under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. In addition, there is a maximum purchase limitation of $250,000 on each purchase of Class B Shares; for Class C Shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed these maximum purchase limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind that reduced front-end sales charges are available on investments of $100,000 or more in Class A Shares, and that Class A Shares (i) are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and (ii) generally are not subject to a CDSC.

     For retirement plans, the maximum purchase limitations apply only to the initial purchase of Class B Shares or Class C Shares by the plan. Minimum purchase requirements do not apply to retirement plans other than IRAs for which there is a minimum initial purchase of $250, and a minimum subsequent purchase of $25, regardless of which class is selected.

Alternative Purchase Arrangements

     Shares may be purchased at a price equal to the next determined net asset value per share, subject to a sales charge which may be imposed, at the election of the purchaser, at the time of the purchase with respect to Class A Shares ("front-end sales charge alternative"), or on a contingent deferred basis with respect to Class B Shares ("deferred sales charge alternative") or Class C Shares ("level sales charge alternative").

     Class A Shares. An investor who elects the front-end sales charge alternative acquires Class A Shares. Class A Shares incur a sales charge when they are purchased but generally are not subject to any sales charge when they are redeemed. Class A Shares are subject to annual 12b-1 Plan expenses of up to a maximum of .30% of average daily net assets of such shares. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value and Distribution (12b-1) and Service. Certain purchases of Class A Shares qualify for reduced front-end sales charges. See Front-End Sales Charge Alternative - Class A Shares, below.

     Class B Shares. An investor who elects the deferred sales charge alternative acquires Class B Shares. Class B Shares do not incur a front-end sales charge when they are purchased, but are subject to a sales charge if they are redeemed within six years of purchase and are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for approximately eight years after purchase. Class B Shares permit all of the investor's dollars to work from the time the investment is made. The higher 12b-1 Plan expenses paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to the Class A Shares. At the end of approximately eight years after purchase, the Class B Shares will automatically be converted into Class A Shares. See Automatic Conversion of Class B Shares, below.

     Class C Shares. An investor who elects the level sales charge alternative acquires Class C Shares. Class C Shares do not incur a front-end sales charge when they are purchased, but are subject to a sales charge if they are redeemed within twelve months of purchase and are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for the life of the investment. The higher 12b-1 Plan expenses paid by Class C Shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to the Class A Shares. Unlike Class B Shares, Class C Shares do not convert to another class.

     The alternative purchase arrangements described above permit investors in the Series to choose the method of purchasing shares that is most suitable given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge, purchase Class B Shares and have the entire initial purchase amount invested in the Series with their investment being subject to a CDSC if they redeem shares within six years of purchase, or purchase Class C Shares and have the entire initial purchase amount invested in the Series with their investment being subject to a CDSC if they redeem shares within twelve months of purchase. In addition, investors should consider the level of annual 12b-1 Plan expenses to which each of the Classes is subject and, in comparing Class B Shares to Class C Shares, the desirability of an automatic conversion feature, which is available only for Class B Shares.

     As an illustration, investors who qualify for significantly reduced front-end sales charges on purchases of Class A Shares, as described below, might elect the front-end sales charge alternative because similar sales charge reductions are not available under either the deferred sales charge alternative or the level sales charge alternative. Moreover, shares acquired under the front-end sales charge alternative are subject to annual 12b-1 Plan expenses of up to .30%, whereas Class B Shares acquired under the deferred sales charge alternative are subject to annual 12b-1 Plan expenses of up to 1% for approximately eight years after purchase (see Automatic Conversion of Class B Shares) and Class C Shares acquired under the level sales charge alternative are subject to annual 12b-1 Plan expenses of up to 1% for the life of the investment. However, because front-end sales charges are deducted from the purchase amount at the time of purchase, investors who buy Class A Shares will not have their full purchase amount invested in the Series.

     Certain other investors might determine it to be more advantageous to purchase Class B Shares and have all their money invested initially, although they would be subject to a CDSC for up to six years after purchase, as well as annual 12b-1 Plan expenses of up to 1% until the shares are automatically converted into Class A Shares. Still other investors might determine it to be more advantageous to purchase Class C Shares and have all of their funds invested initially, recognizing that they would be subject to a CDSC for just twelve months after purchase but that Class C Shares do not offer a conversion feature, so their shares would be subject to annual 12b-1 Plan expenses of up to 1% for the life of the investment. The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested under the deferred sales charge alternative or the level sales charge alternative. However, there can be no assurance as to the return, if any, that will be realized on such additional money.

     Prospective investors should refer to Appendix A to this Prospectus for an illustration of the potential impact on a long-term shareholder's investment in the Fund under each of the purchase options.

     For the distribution and related services provided to, and the expenses borne on behalf of, the Series, the Distributor and others will be paid, in the case of the Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of the Class B Shares and the Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Sales personnel may receive different compensation for selling Class A, Class B and Class C Shares. INVESTORS SHOULD UNDERSTAND THAT THE PURPOSE AND FUNCTION OF THE RESPECTIVE 12b-1 PLANS AND THE CDSCs WITH RESPECT TO THE CLASS B AND CLASS C SHARES ARE THE SAME AS THOSE OF THE 12b-1 PLAN AND THE FRONT-END SALES CHARGE APPLICABLE TO CLASS A SHARES IN THAT SUCH FEES AND CHARGES PROVIDE FOR THE FINANCING OF THE DISTRIBUTION OF THE RESPECTIVE CLASSES. See 12b-1 Distribution Plans - Class A, Class B and Class C Shares.

     Dividends paid by the Series with respect to the Class A, Class B and Class C Shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that the additional amount of 12b-1 Plan expenses relating to the Class B and Class C Shares will be borne exclusively by such shares. See Calculation of Offering Price and Net Asset Value Per Share.

     The NASD has adopted certain rules relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.

Front-End Sales Charge Alternative - Class A Shares

     The Class A Shares may be purchased at the offering price, which reflects a maximum front-end sales charge of 4.75%. See Calculation of Offering Price and Net Asset Value Per Share.

     Purchases of $100,000 or more carry a reduced front-end sales charge as shown in the following table.

                       Decatur Total Return Fund A Class
--------------------------------------------------------------------------------
                                                                     Dealer's
                                Front-End Sales Charge as % of    Concession***
Amount of Purchase               Offering              Amount        as % of
                                  Price               Invested**  Offering Price
--------------------------------------------------------------------------------
Less than $100,000                 4.75%                 4.95%          4.00%
$100,000 but under $250,000        3.75                  3.90           3.00
$250,000 but under $500,000        2.50                  2.60           2.00
$500,000 but under $1,000,000*     2.00                  2.03           1.60

  * There is no front-end sales charge on purchases of Class A Shares of $1 million or more but, under certain limited circumstances, a 1% Limited CDSC may apply upon redemption of such shares.

 ** Based on the net asset value per share of the Class A Shares as of the end of the Fund's most recent fiscal year.

*** Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.
--------------------------------------------------------------------------------

The Fund must be notified when a sale takes place which would qualify for the reduced front-end sales charge on the basis of previous or current purchases. The reduced front-end sales charge will be granted upon confirmation of the shareholder's holdings by the Fund. Such reduced front-end sales charges are not retroactive.

From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge shown above. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Group products and services and who increase sales of Delaware Group funds may receive an additional concession of up to .15% of the offering price. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the Securities Act of 1933.

     For initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are made, in accordance with the following schedule:

                                                       Dealer's
                                                       Commission
                                                       ----------
                                                     (as a percent-
Amount of Purchase                                    age of amount
------------------                                     purchased)
Up to $2 million                                         1.00%
Next $1 million up to $3 million                          .75
Next $2 million up to $5 million                          .50
Amount over $5 million                                    .25

     In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Group funds as to which a Limited CDSC applies may be aggregated with those of the Class A Shares of the Series. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

     An exchange from other Delaware Group funds will not qualify for payment of the dealer's commission, unless such exchange is from a Delaware Group fund with assets as to which a dealer's commission or similar payment has not been previously paid. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor in its discretion.

     Redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC if the dealer's commission described above was paid in connection with the purchase of those shares. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange.

Combined Purchases Privilege

     By combining your holdings of Class A Shares with your holdings of Class B Shares and/or Class C Shares of the Series and shares of the other funds in the Delaware Group, except those noted below, you can reduce the front-end sales charges on any additional purchases of Class A Shares. Shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with ownership of variable insurance products may be combined with other Delaware Group fund holdings. Shares of other funds that do not carry a front-end sales charge or CDSC may not be included unless they were acquired through an exchange from a Delaware Group fund that does carry a front-end sales charge or CDSC.

     This privilege permits you to combine your purchases and holdings with those of your spouse, your children under twenty-one years of age and any trust, fiduciary or retirement account for the benefit of such family members.

     It also permits you to use these combinations under a Letter of Intention. A Letter of Intention allows you to make purchases over a 13-month period and qualify the entire purchase for a reduction in front-end sales charges on Class A Shares.

     Combined purchases of $1,000,000 or more, including certain purchases made at net asset value pursuant to a Right of Accumulation or under a Letter of Intention, may trigger the payment of a dealer's commission and the applicability of a Limited CDSC. Investors should consult their financial advisers or the Shareholder Service Center about the operation of these features. See Front-End Sales Charge Alternative - Class A Shares under Buying Shares.

Buying at Net Asset Value

     Class A Shares may be purchased at net asset value under the Delaware Group Dividend Reinvestment Plan and, under certain circumstances, the 12-month Reinvestment Privilege and the Exchange Privilege. (See The Delaware Difference and Redemption and Exchange for additional information.)

     Purchases of Class A Shares may be made at net asset value by current and former officers, directors and employees (and members of their immediate families) of the Manager, any affiliate, any of the funds in the Delaware Group, certain of their agents and registered representatives and employees of authorized investment dealers and by employee benefit plans for such entities. Individual purchases include retirement accounts and must be for accounts in the name of the individual or a qualifying family member. Purchases of Class A Shares may be made by clients of registered representatives of an authorized investment dealer at net asset value within six months of a change of the registered representative's employment, if the purchase is funded by proceeds from an investment where a front-end sales charge has been assessed and the redemption of the investment did not result in the imposition of a CDSC or other redemption charge. Purchases of Class A Shares also may be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of Class A Shares. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs.

     Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a Delaware Group account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

     The Fund must be notified in advance that an investment qualifies for purchase of Class A Shares at net asset value.

Group Investment Plans

     Group Investment Plans (e.g., SEP/IRA, SAR/SEP, Prototype Profit Sharing, Pension and 401(k) Defined Contribution Plans) may benefit from the reduced front-end sales charges relating to the Class A Shares set forth in the table on page 5, based on total plan assets. In addition, 403(b)(7) and 457 Retirement Plan Accounts may benefit from a reduced front-end sales charge on Class A Shares based on the total amount invested by all participants in the plan by satisfying the following criteria: (i) the employer for which the plan was established has 250 or more eligible employees and the plan lists only one broker of record, or (ii) the plan includes employer contributions and the plan lists only one broker of record. If a company has more than one plan investing in the Delaware Group of funds, then the total amount invested in all plans will be aggregated to determine the applicable sales charge reduction on each purchase, both initial and subsequent, if, at the time of each such purchase, the company notifies the Fund that it qualifies for the reduction. Employees participating in such Group Investment Plans may also combine the investments held in their plan account to determine the front-end sales charge applicable to purchases in non-retirement Delaware Group investment accounts if, at the time of each such purchase, they notify the Fund that they are eligible to combine purchase amounts held in their plan account.

     For additional information on these plans, including plan forms, applications, minimum investments and any applicable account maintenance fees, contact your investment dealer or the Distributor.

     For other retirement plans and special services, see Retirement Planning.


Deferred Sales Charge Alternative - Class B Shares

     Class B Shares may be purchased at net asset value without the imposition of a front-end sales charge and, as a result, the Series will invest the full amount of the investor's purchase payment. The Distributor currently anticipates compensating dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 4% of the dollar amount purchased. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

     Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees facilitates the ability of the Series to sell the Class B Shares without deducting a front-end sales charge at the time of purchase.

     Shareholders of the Series' Class B Shares exercising the exchange privilege described below will continue to be subject to the CDSC schedule for the Series' Class B Shares described in this Prospectus, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule relating to the Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

Automatic Conversion of Class B Shares

     Except for shares acquired through a reinvestment of dividends, Class B Shares held for eight years after purchase are eligible for automatic conversion into Class A Shares. The Fund will effect conversions of Class B Shares into Class A Shares only four times in any calendar year, on the last business day of the second full week of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary after purchase before the shares will automatically convert into Class A Shares.

     Class B Shares of a fund acquired through reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, Inc., the Delaware Cash Reserve Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.

     All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See Taxes.

Level Sales Charge Alternative - Class C Shares

     Class C Shares may be purchased at net asset value without the imposition of a front-end sales charge and, as a result, the Series will invest the full amount of the investor's purchase payment. The Distributor currently anticipates compensating dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, however, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within twelve months of purchase, a CDSC.

     Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

     Shareholders of the Series' Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for the Series' Class C Shares described in this Prospectus. See Redemption and Exchange.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares

     Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth below, and Class C Shares redeemed within twelve months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on redemptions of shares received through reinvestments of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of either the Class B Shares or the Class C Shares of the Series, even if those shares are later exchanged for shares of another Delaware Group fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange.

     The following table sets forth the rates of the CDSC for the Class B Shares of the Series:

                                                             Contingent Deferred
                                                              Sales Charge (as a
                                                                Percentage of
                                                                Dollar Amount
Year After Purchase Made                                      Subject to Charge)
------------------------                                      ------------------
    0-2                                                               4%
    3-4                                                               3%
    5                                                                 2%
    6                                                                 1%
    7 and thereafter                                                 None

During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares of the Series, the Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. See Automatic Conversion of Class B Shares, above. Investors are reminded that the Class A Shares into which the Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of .30% of average daily net assets representing such shares.

     In determining whether a CDSC is applicable to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to the Class C Shares, it will be assumed that shares held for more than twelve months are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for twelve months or less. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

     The CDSC is waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of CDSC - Class B and Class C Shares under Redemption and Exchange.

12b-1 Distribution Plans -- Class A, Class B and Class C Shares

     Under the distribution plans adopted by the Fund in accordance with Rule 12b-1 under the 1940 Act, the Fund is permitted to pay the Distributor annual distribution fees of up to .30% of the average daily net assets of the Class A Shares, 1% of the average daily net assets of the Class B Shares and 1% of the average daily net assets of the Class C Shares. These fees, which are payable monthly, compensate the Distributor for providing distribution and related services and bearing certain expenses of each Class. The 12b-1 Plans applicable to the Class B Shares and the Class C Shares are designed to permit an investor to purchase Class B Shares or Class C Shares through dealers or brokers without the assessment of a front-end sales charge while enabling the Distributor to compensate dealers and brokers for the sale of such shares. For a more detailed discussion of the 12b-1 Plans relating to the Class A, Class B, and Class C Shares, see Distribution (12b-1) and Service under Management of the Fund.

Other Payments to Dealers -- Class A, Class B and Class C Shares

     In addition, from time to time at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of the Classes exceed certain limits, as set by the Distributor, may receive from the Distributor an additional payment of up to .25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Group of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares.

     Subject to pending amendments to the NASD's Rules of Fair Practice, in connection with the promotion of Delaware Group fund shares, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising and may, from time to time, pay or allow additional promotional incentives to dealers, which shall include non-cash concessions, such as certain luxury merchandise or a trip to or attendance at a business or investment seminar at a luxury resort, as part of preapproved sales contests. Payment of non-cash compensation to dealers is currently under review by the NASD and the Securities and Exchange Commission. It is likely that the NASD's Rules of Fair Practice will be amended such that the ability of the Distributor to pay non-cash compensation as described above will be restricted in some fashion. The Distributor intends to comply with the NASD's Rules of Fair Practice as they may be amended. In addition, as noted above, the Distributor may pay dealers a commission in connection with net asset value purchases.

Class B Funds and Class C Funds

     The following funds currently offer Class B and Class C Shares: Delaware Group Delchester High-Yield Bond Fund, Inc., Delaware Group Government Fund, Inc., Limited-Term Government Fund of Delaware Group Limited-Term Government Funds, Inc., Delaware Group Cash Reserve, Inc., Tax-Free USA Fund, Tax-Free Insured Fund and Tax-Free USA Intermediate Fund of Delaware Group Tax-Free Fund, Inc., Delaware Group DelCap Fund, Inc., Delaware Fund and Devon Fund of Delaware Group Delaware Fund, Inc., Delaware Group Value Fund, Inc., Decatur Income Fund of the Fund, Delaware Group Trend Fund, Inc., International Equity Series, Global Bond Series and Global Assets Series of Delaware Group Global & International Funds, Inc., DMC Tax-Free Income Trust - Pennsylvania and the Series.

Decatur Total Return Fund Institutional Class

     In addition to offering the Class A, Class B and Class C Shares, the Series also offers the Decatur Total Return Fund Institutional Class of shares, which is described in a separate prospectus relating to that class of shares and is available for purchase only by certain investors. Decatur Total Return Fund Institutional Class shares generally are distributed directly by the Distributor and do not have a front-end sales charge, a CDSC or a Limited CDSC, and are not subject to 12b-1 plan distribution expenses. To obtain a prospectus which describes the Decatur Total Return Fund Institutional Class, contact the Distributor by writing to the address or by calling the telephone number listed on the cover of this Prospectus.

Dividend Orders

     You may have the dividends earned in one fund automatically invested in another Delaware Group fund with a different investment objective.

     For more information, see Dividend Reinvestment Plan under The Delaware Difference or call the Shareholder Service Center.


HOW TO BUY SHARES

     The Fund makes it easy to invest by mail, by wire, by exchange and by arrangement with your investment dealer.

Investing through Your Investment Dealer

     You can make a purchase of shares of the Classes through most investment dealers who, as part of the service they provide, must transmit orders promptly. They may charge for this service. If you want a dealer but do not have one, we can refer you to one.

Investing by Mail

1. Initial Purchases--An Investment Application or, in the case of a retirement account, an appropriate retirement plan application, must be completed, signed and sent with a check payable to Decatur Total Return Fund A Class, Decatur Total Return Fund B Class or Decatur Total Return Fund C Class at 1818 Market Street, Philadelphia, PA 19103.

2. Subsequent Purchases--Additional purchases may be made at any time by mailing a check payable to Decatur Total Return Fund A Class, Decatur Total Return Fund B Class or Decatur Total Return Fund C Class. Your check should be identified with your name(s) and account number. An investment slip (similar to a deposit slip) is provided at the bottom of transaction confirmations and dividend statements that you will receive from the Fund. Use of this investment slip can help expedite processing of your check when making additional purchases. Your investment may be delayed if you send additional purchases by certified mail.

Investing by Wire

     You may purchase shares by requesting your bank to transmit funds by wire to CoreStates Bank, N.A., ABA #031000011, account number 0114-2596 (include your name(s) and your account number for the Class in which you are investing).

1. Initial Purchases--Before you invest, telephone the Fund's Shareholder Service Center to get an account number. If you do not call first, processing of your investment may be delayed. In addition, you must promptly send your Investment Application or, in the case of a retirement account, an appropriate retirement plan application, to Decatur Total Return Fund A Class, Decatur Total Return Fund B Class or Decatur Total Return Fund C Class at 1818 Market Street, Philadelphia, PA 19103.

2. Subsequent Purchases--You may make additional investments anytime by wiring funds to CoreStates Bank, N.A., as described above. You should advise the Fund's Shareholder Service Center by telephone of each wire you send.

     If you want to wire investments to a retirement plan account, call the Shareholder Service Center for special wiring instructions.

Delaware Group Asset Planner

     To invest in Delaware Group funds using the Asset Planner service, you should complete a Delaware Group Asset Planner Account Registration Form, which is available only from a financial adviser. The sales charge on the investment is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B and Class C Shares are available for use inside the Asset Planner service; however, only "like" class shares may be used within the same Strategy.

     An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30th of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of your Fund accounts if not paid by September 30th. See the Statement of Additional Information.

     Investors will receive a customized quarterly Strategy Report summarizing all Delaware Group Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

     Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.

Investing by Exchange

     If you have an investment in another mutual fund in the Delaware Group, you may write and authorize an exchange of part or all of your investment into shares of the Series. If you wish to open an account by exchange, call the

Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each fund's prospectus.

     Shareholders of Class A Shares may exchange all or part of their shares for certain of the shares of other funds in the Delaware Group, including other Class A Shares, but may not exchange their shares for Class B Shares or Class C Shares of the Series or for Class B or Class C Shares of any other fund in the Delaware Group. Shareholders of Class B Shares of the Series are permitted to exchange all or part of their Class B Shares only into the corresponding class of shares of the Class B Funds. Similarly, shareholders of Class C Shares of the Series are permitted to exchange all or part of their Class C Shares only into the corresponding class of shares of the Class C Funds. Class B Shares of the Series and Class C Shares of the Series acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of the Class B Shares of the Series acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of the Series.

     Permissible exchanges into Class A Shares of the Series will be made without a front-end sales charge imposed by the Series except for exchanges from funds not subject to a front-end sales charge (unless such shares were acquired in an exchange from a fund subject to such a charge or such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of the Series will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

  See Allied Plans under Retirement Planning for information on exchanges by participants in an Allied Plan.


Additional Methods of Adding to Your Investment

     Call the Shareholder Service Center for more information if you wish to use the following services:

1.   Direct Deposit

     You may have your employer or bank make regular investments directly to your account for you (for example: payroll deduction, pay by phone, annuity payments). The Series also accepts preauthorized recurring government and private payments by Electronic Fund Transfer, which avoids mail time and check clearing holds on payments such as social security, federal salaries, Railroad Retirement benefits, etc.

2.   Automatic Investing Plan

     The Automatic Investing Plan enables you to make regular monthly investments without writing or mailing checks. You may authorize the Fund to transfer a designated amount monthly from your checking account to your Series account. Many shareholders use this as an automatic savings plan. Shareholders should allow a reasonable amount of time for initial purchases and changes to these plans to become effective.

     This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans.

                                 *     *     *

     Should investments by these two methods be reclaimed or returned for some reason, the Fund has the right to liquidate your shares to reimburse the government or transmitting bank. If there are insufficient funds in your account, you are obligated to reimburse the Series.



Purchase Price and Effective Date

     The offering price and net asset value of the Class A, Class B and Class C Shares are determined as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.


     The effective date of a purchase made through an investment dealer is the date the order is received by the Fund. The effective date of a direct purchase is the day your wire, electronic transfer or check is received, unless it is received after the time the offering price or net asset value of shares is determined, as noted above. Purchase orders received after such time will be effective the next business day.

The Conditions of Your Purchase

     The Fund reserves the right to reject any purchase order. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Group. The Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

     The Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.


     The Fund also reserves the right, upon sixty days' written notice, to redeem accounts that remain under a Class' minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

REDEMPTION AND EXCHANGE

     You can redeem or exchange your shares in a number of different ways. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, tax-advantaged funds, bond funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of each fund and all exchanges of shares from one fund or class to another constitute taxable events. See Taxes. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial adviser or investment dealer to discuss which funds in the Delaware Group will best meet your changing objectives and the consequences of any exchange transaction. You may also call the Delaware Group directly for fund information.

     Your shares will be redeemed or exchanged at a price based on the net asset value next determined after we receive your request in good order subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. Redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined, as noted above, will be processed on the next business day. See Purchase Price and Effective Date under Buying Shares. A shareholder submitting a redemption may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Series will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B or Class C Shares, or, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC.

     Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund you want to receive the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Fund at 800-523-1918 (in Philadelphia, 215-988-1241). The Fund may suspend, terminate, or amend the terms of the exchange privilege upon sixty days' written notice to shareholders.


     The Fund will honor written redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to fifteen days from the purchase date. The Fund will not honor telephone redemptions for shares recently purchased by check unless it is reasonably satisfied that the purchase check has cleared. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.



     There is no front-end sales charge or fee for exchanges made between shares of funds which both carry a front-end sales charge. Any applicable front-end sales charge will apply to exchanges from shares of funds not subject to a front-end sales charge, except for transfers involving assets that were previously invested in a fund with a front-end sales charge and/or transfers involving the reinvestment of dividends.

     Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for Class B Shares of other Class B Funds or Class C Shares of other Class C Funds, as applicable (in each case, "New Shares"), will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Prospectus and any CDSC assessed upon redemption will be charged by the Series. In an exchange of Class B Shares, the Series' CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in the New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares for a longer period of time than if the investment in the New Shares were made directly.

     Various redemption and exchange methods are outlined below. Except for the CDSC applicable to certain redemptions of Class B Shares and Class C Shares and the Limited CDSC applicable to certain redemptions of Class A Shares purchased at net asset value, there is no fee charged by the Fund or the Distributor for redeeming or exchanging your shares, but such fees could be charged in the future. You may have your investment dealer arrange to have your shares redeemed or exchanged. Your investment dealer may charge for this service.

     All authorizations given by shareholders, including selection of any of the features described below, shall continue in effect until such time as a written revocation or modification has been received by the Fund or its agent.

     All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses.

Written Redemption

     You can write to the Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Fund requires a signature by all owners of the account and a signature guarantee for each owner. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

     Payment is normally mailed the next business day, but no later than seven days, after receipt of your redemption request. If your Class A Shares are in certificate form, the certificate must accompany your request and also be in good order. The Fund issues certificates for Class A Shares only if a shareholder submits a specific request. The Fund does not issue certificates for Class B or Class C Shares.

Written Exchange

     You may also write to the Fund (at 1818 Market Street, Philadelphia, PA 19103) to request an exchange of any or all of your shares into another mutual fund in the Delaware Group, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange

     To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares in certificate form, you may only redeem or exchange by written request and you must return your certificates.


     The Telephone Redemption-Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in writing that you do not wish to have such service available with respect to your account. The Fund reserves the right to modify, terminate or suspend these procedures upon sixty days' written notice to shareholders. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

     Neither the Fund nor the Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Series shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Instructions received by telephone are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption--Check to Your Address of Record

     The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day, but no later than seven days, after receipt of the request. This service is only available to individual, joint and individual fiduciary-type accounts.

Telephone Redemption--Proceeds to Your Bank

     Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, the Fund requires an Authorization Form with your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. CoreStates Bank, N.A.'s fee (currently $7.50) will be deducted from your redemption. If you ask for a check, it will normally be mailed the next business day, but no later than seven days, after receipt of your request to your predesignated bank account. Except for any CDSC which may be applicable to Class B and Class C Shares and the Limited CDSC which may be applicable to certain Class A Shares, there are no fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Fund's Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

     If expedited payment by check or wire could adversely affect the Series, the Fund may take up to seven days to pay.

Telephone Exchange

     The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into any fund in the Delaware Group under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

Systematic Withdrawal Plans

1.   Regular Plans

     This plan provides shareholders with a consistent monthly (or quarterly) payment. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. With accounts of at least $5,000, you may elect monthly withdrawals of $25 (quarterly $75) or more. The Fund does not recommend any particular monthly amount, as each shareholder's situation and needs vary. Payments are normally made by check. You may elect to have your payments transferred from your Series account to your predesignated bank account through the Delaware Group's MoneyLine service. Your funds will normally be credited to your bank account two business days after the payment date. Except for the Limited CDSC which may be applicable to Class A Shares and the CDSC which may be applicable to Class B and Class C Shares as noted below, there are no fees for this redemption method. You can initiate the MoneyLine service by completing an Authorization Agreement. If the name and address on your bank account are not identical to the name and address on your Fund account, you must have your signature guaranteed. Please call the Shareholder Service Center for additional information.

2.   Retirement Plans

     For shareholders eligible under the applicable retirement plan to receive benefits in periodic payments, the Fund's Systematic Withdrawal Plan provides you with maximum flexibility. A number of formulas are available for calculating your withdrawals, depending upon whether the distributions are required or optional. Withdrawals must be for $25 or more; however, no minimum account balance is required. The MoneyLine service described above is not available for retirement plans.

                                 *     *     *



     Shareholders should not purchase Class A Shares while participating in a Systematic Withdrawal Plan. Also, redemptions of Class A Shares via a Systematic Withdrawal Plan may be subject to a Limited CDSC if the original purchase was made at net asset value within the twelve months prior to the withdrawal and a dealer's commission has been paid on that purchase. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value, below.

     With respect to Class B Shares and Class C Shares redeemed via a Systematic Withdrawal Plan, any applicable CDSC will be waived if, on the date that the Plan is established, the annual amount selected to be withdrawn is less than 12% of the account balance. If the annual amount selected to be withdrawn exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subject to the applicable CDSC. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. The 12% annual limit will be reset on the date that any Systematic Withdrawal Plan is modified (for example, a change in the amount selected to be withdrawn or the frequency or date of withdrawals), based on the balance in the account on that date. See Waiver of CDSC -Class B and Class C Shares, below.

     For more information on Systematic Withdrawal Plans, call the Shareholder Service Center.

Wealth Builder Option

     Shareholders may elect to invest in other mutual funds in the Delaware Group through our Wealth Builder Option. Under this automatic exchange program, shareholders can authorize regular monthly amounts (minimum of $100 per fund) to be liquidated from their Series account and invested automatically into an account in one or more funds in the Delaware Group. If, in connection with the Wealth Builder Option, a shareholder wishes to open a new account in such other fund or funds to receive the automatic investment, such new account must meet such other fund's minimum initial purchase requirements. Investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

     Shareholders can use the Wealth Builder Option to invest in the Series through regular liquidations of shares in their accounts in other funds in the Delaware Group, subject to the same conditions and limitations as other exchanges noted above. Shareholders can terminate their participation at any time by written notice to the Fund. See Redemption and Exchange.

     This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans.

Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value

     A Limited CDSC will be imposed by the Fund upon certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) made within twelve months of purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above. See Buying Shares.

     The Limited CDSC will be paid to the Distributor and will be equal to the lesser of 1% of: (1) the net asset value at the time of purchase of the Class A Shares being redeemed; or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Group fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

     Redemptions of such Class A Shares held for more than twelve months will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Group fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the 12-month holding period. The Fund assesses the Limited CDSC if such 12-month period is not satisfied irrespective of whether the redemption triggering its payment is of the Class A Shares of the Series or the Class A Shares acquired in the exchange.


     In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Waiver of Limited CDSC--Class A Shares

     The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from the Series' right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended ("the Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) distributions from a section 403(b)(7) Plan or an IRA due to death, disability, or attainment of age 59 1/2; (v) returns of excess contributions to an IRA; (vi) distributions by other employee benefit plans to pay benefits; (vii) distributions described in (ii), (iv), and
(vi) above pursuant to a systematic withdrawal plan; and (viii) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying at Net Asset Value, under Buying Shares).

Waiver of CDSC--Class B and Class C Shares

     The CDSC is waived on redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA or 403(b)(7) Deferred Compensation Plan; (iii) required minimum distributions from an IRA, 403(b)(7) Deferred Compensation Plan, or 457 Deferred Compensation Plan; and (iv) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

     The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, 403(b)(7) Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or 401(k) Defined Contribution Plan;
(iii) required minimum distributions from an IRA, 403(b)(7) Deferred Compensation Plan, 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution Plan; (iv) distributions from a 403(b)(7) Deferred Compensation Plan, 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) Deferred Compensation Plan, 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) distributions from an IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

     In addition, the CDSC will be waived on Class B and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.

DIVIDENDS AND DISTRIBUTIONS

     The Fund will make payments from the Series' net investment income quarterly. Payments from the Series' net realized securities profits, if any, will be made during the first quarter of the next fiscal year. During the fiscal year ended November 30, 1994, dividends totaling $0.43 and $0.10 per share of the Class A Shares and the Class B Shares, respectively, were paid from net investment income and a capital gain of $1.66 per share of the Class A Shares was paid from realized securities profits. During the six months ended May 31, 1995, the Class A Shares and the Class B Shares paid dividends of $0.20 and $0.18 per share from net investment income, respectively, and each Class paid a capital gain of $0.42 per share from realized securities profits. Class C Shares were not offered prior to the date of this Prospectus.

     Each of the Classes will share proportionately in the investment income and expenses of the Series, except that the per share dividends from net investment income on the Class A Shares, the Class B Shares and the Class C Shares will vary due to the expenses under the 12b-1 Plan applicable to each Class. Generally, the dividends per share on Class B Shares and Class C Shares can be expected to be lower than the dividends per share on Class A Shares because the expenses under the 12b-1 Plans relating to Class B and Class C Shares will be higher than the expenses under the 12b-1 Plan relating to Class A Shares. See Distribution (12b-1) and Service under Management of the Fund.

     Both dividends and distributions, if any, are automatically reinvested in your account at net asset value unless you elect otherwise. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value, and the dividend option may be changed from cash to reinvest. If you elect to take your dividends and distributions in cash and such dividends and distributions are in an amount of $25 or more, you may choose the Delaware Group's MoneyLine service and have such payments transferred from your Series account to your predesignated bank account. Your funds will normally be credited to your bank account two business days after the payment date. There are no fees for the MoneyLine service. See Systematic Withdrawal Plan for Class A Shares, Class B Shares and Class C Shares under Redemption and Exchange for information regarding authorization of this service. This service is not available for retirement plans. (See The Delaware Difference for more information on reinvestment options.)

TAXES

     The Series has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. As such, the Series will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code.

     The Series intends to distribute substantially all of its net investment income and net capital gains, if any. Dividends from net investment income or net short-term capital gains will be taxable to you as ordinary income, whether received in cash or in additional shares. For corporate investors, dividends from net investment income will generally qualify in part for the corporate dividends-received deduction. The portion of dividends paid by the Series that so qualifies will be designated each year in a notice from the Fund to the Series' shareholders. For the fiscal year ended November 30, 1994, 100% of the Series' dividends from net investment income qualified for the corporate dividends-received deduction.

     Distributions paid by the Series from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in the Series. The Series does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a byproduct of Series management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in the Series are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.

     Although dividends generally will be treated as distributed when paid, dividends which are declared in October, November or December to shareholders of record on a specified date in one of those months, but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Series and received by the shareholder on December 31 of the year declared.

     The sale of shares of the Series is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series or portfolios of a mutual fund). Any loss incurred on sale or exchange of the Series' shares which had been held for six months or less will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares. All or a portion of the sales charge incurred in acquiring Series shares will be excluded from the federal tax basis of any of such shares sold or exchanged within ninety days of their purchase (for purposes of determining gain or loss upon sale of such shares) if the sale proceeds are reinvested in the Series or in another fund in the Delaware Group of funds and a sales charge that would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment.

     The automatic conversion of Class B Shares into Class A Shares at the end of approximately eight years after purchase will be tax-free for federal tax purposes. See Automatic Conversion of Class B Shares under Buying Shares.

     In addition to federal taxes, shareholders may be subject to state and local taxes on distributions. Distributions of interest income and capital gains realized from certain types of U.S. Government securities may be exempt from state personal income taxes. Shares of the Series are exempt from Pennsylvania county personal property taxes.

     Each year, the Fund will mail to you information on the tax status of the Series' dividends and distributions. Shareholders will also receive each year information as to the portion of dividend income that is derived from U.S. Government securities that are exempt from state income tax. Of course, shareholders who are not subject to tax on their income would not be required to pay tax on amounts distributed to them by the Series.

     The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

     The tax discussion set forth above is included for general information only. Investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Series.

     See Accounting and Tax Issues and Distributions and Taxes in Part B for additional information on tax matters relating to the Series and its shareholders.

CALCULATION OF OFFERING PRICE AND
NET ASSET VALUE PER SHARE

     Class A Shares are purchased at the offering price per share, while Class B Shares and Class C Shares are purchased at the net asset value ("NAV") per share. The offering price per share of Class A Shares consists of the NAV per share next computed after the order is received, plus any applicable front-end sales charges. The offering price and NAV are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

     The NAV per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Portfolio securities for which market quotations are available are priced at market value. Short-term investments having a maturity of less than sixty days are valued at amortized cost, which approximates market value. All other securities are valued at their fair value as determined in good faith and in a method approved by the Fund's Board of Directors.

     Each of the Series' four classes will bear, pro-rata, all of the common expenses of the Series. The net asset values of all outstanding shares of each class of the Series will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Series represented by the value of shares of that class. All income earned and expenses incurred by the Series will be borne on a pro-rata basis by each outstanding share of a class, based on each class' percentage in the Series represented by the value of shares of such classes, except that the Decatur Total Return Fund Institutional Class will not incur any distribution fees under the Series' 12b-1 Plans and the Class A, Class B and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective 12b-1 Plans. Due to the specific distribution expenses and other costs that will be allocable to each class, the net asset value of each class of the Series will vary.

MANAGEMENT OF THE FUND

Directors

     The business and affairs of the Fund are managed under the direction of its Board of Directors. Part B contains additional information regarding the directors and officers.

Investment Manager

     The Manager furnishes investment management services to the Fund.

     The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. On November 30, 1994, the Manager and its affiliate, Delaware International Advisers Ltd., were supervising in the aggregate more than $24 billion in assets in the various institutional (approximately $15,544,258,000) and investment company (approximately $9,237,192,000) accounts.

     The Manager is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly-owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now wholly-owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. In connection with the merger, a new Investment Management Agreement between the Fund on behalf of the Series and the Manager was executed following shareholder approval.

     The Manager manages the Series' portfolio and makes investment decisions which are implemented by the Fund's Trading Department. The Manager also administers the Fund's affairs and pays the salaries of all the directors, officers and employees of the Fund who are affiliated with the Manager. For these services, the Manager is paid an annual fee of .60% on the first $500 million of average daily net assets of the Series, .575% on the next $250 million and .55% of the average daily net assets in excess of $750 million, less all directors' fees paid to the unaffiliated directors by the Series. Investment management fees paid by the Series for the fiscal year ended November 30, 1994 were 0.59% of average daily net assets.

     John B. Fields has primary responsibility for making day-to-day investment decisions for the Series. He has been the Senior Portfolio Manager of this Series since 1992. Mr. Fields, who has twenty-four years experience in investment management, earned a bachelor's degree and an MBA from Ohio State University. Before joining the Delaware Group in 1992, he was Director of Domestic Equity Risk Management at DuPont. Prior to that, he was Director of Equity Research at Comerica Bank. Mr. Fields is a member of the Financial Analysts Society of Wilmington, Delaware.

     In making investment decisions for the Series, Mr. Fields works with a team of twelve portfolio managers and analysts, each of whom specializes in a different industry sector and makes recommendations accordingly. Mr. Fields also regularly consults with Wayne A. Stork and Richard G. Unruh, Jr. Mr. Stork, Chairman of the Board of the Manager and the Fund's Board of Directors, is a graduate of Brown University and attended New York University's Graduate School of Business Administration. Mr. Stork joined the Delaware Group in 1962 and has served in various executive capacities at different times within the Delaware organization. Mr. Unruh is a graduate of Brown University and received his MBA from the University of Pennsylvania's Wharton School. He joined the Delaware Group in 1982 after nineteen years of investment management experience with Kidder,

Peabody & Co. Inc. Mr. Unruh was named an executive vice president of the Fund in 1994. He is also a member of the Board of Directors of the Manager and was named an executive vice president of the Manager in 1994. He is on the Board of Directors of Keystone Insurance Company and AAA Mid-Atlantic and is a former president and current member of the Advisory Council of the Bond Club of Philadelphia.

Portfolio Trading Practices

     The Series normally will not invest for short-term trading purposes. However, the Series may sell securities without regard to the length of time they have been held. The degree of portfolio activity will affect brokerage costs of the Series and may affect taxes payable by the Series' shareholders to the extent that net capital gains are realized. Given the Series' investment objective, its annual portfolio turnover rate is not expected to exceed 100%. During the past two fiscal years, the Series' portfolio turnover rates were 119% for 1993 and 74% for 1994.

     The Series uses its best efforts to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the Manager or its advisory clients. These services may be used by the Manager in servicing any of its accounts. Subject to best price and execution, the Series may consider a broker/dealer's sales of Series shares in placing portfolio orders and may place orders with broker/dealers that have agreed to defray certain Series expenses such as custodian fees.

Performance Information

     From time to time, the Fund may quote total return performance of the Classes in advertising and other types of literature. Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions at net asset value and: (i) in the case of Class A Shares, the impact of the maximum front-end sales charge at the beginning of each specified period; and (ii) in the case of Class B Shares and Class C Shares, the deduction of any applicable CDSC at the end of the relevant period. Each presentation will include the average annual total return for one-, five- and ten year periods, as relevant. The Fund may also advertise aggregate and average total return information concerning a Class over additional periods of time. In addition, the Series may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC. In this case, such total return information would be more favorable than total return information which includes deductions of the maximum front-end sales charge or any applicable CDSC.

     Because securities prices fluctuate, investment results of the Classes will fluctuate over time and past performance should not be considered as a representation of future results.

Distribution (12b-1) and Service

     The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), serves as the national distributor for the Series under a Distribution Agreement dated April 3, 1995, as amended on November 29, 1995.

     The Fund has adopted a separate distribution plan under Rule 12b-1 for each of the Class A Shares, the Class B Shares and the Class C Shares (the "Plans"). The Plans permit the Series to pay the Distributor from the assets of the respective Classes a monthly fee for its services and expenses in distributing and promoting sales of shares. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time, and paying distribution and maintenance fees to brokers, dealers and others. In connection with the promotion of Class A, Class B and Class C Shares, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of preapproved sales contests and/or to dealers who provide extra training and information concerning a Class and increase sales of the Class. In addition, the Series may make payments from the assets of the respective Class directly to others, such as banks, who aid in the distribution of Class shares or provide services in respect of a Class, pursuant to service agreements with the Fund.


     The 12b-1 Plan expenses relating to each of the Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

     The aggregate fees paid by the Series from the assets of the respective Classes to the Distributor and others under the Plans may not exceed .30% of the Class A Shares' average daily net assets in any year, and 1% (.25% of which are service fees to be paid by the Series to the Distributor, dealers and others, for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and the Class C Shares' average daily net assets in any year. The Class A, Class B and Class C Shares will not incur any distribution expenses beyond these limits, which may not be increased without shareholder approval. The Distributor may, however, incur additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Classes.

     The Fund's Plans do not apply to the Decatur Total Return Fund Institutional Class of shares. Those shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of Decatur Total Return Fund Institutional Class shares.

     While payments pursuant to the Plans may not exceed .30% annually with respect to the Class A Shares and 1% annually with respect to each of the Class B Shares, and the Class C Shares, the Plans do not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans. The monthly fees paid to the Distributor are subject to the review and approval of the Fund's unaffiliated directors who may reduce the fees or terminate the Plans at any time.

     The Transfer Agent, Delaware Service Company, Inc., serves as the shareholder servicing, dividend disbursing and transfer agent for the Series under an Agreement dated June 29, 1988. The directors annually review service fees paid to the Transfer Agent.

     The Distributor and the Transfer Agent are also indirect, wholly-owned subsidiaries of DMH.

Expenses

     The Series is responsible for all of its own expenses other than those borne by the Manager under the Investment Management Agreement and those borne by the Distributor under the Distribution Agreement. The Class A Shares' ratio of expenses to average daily net assets for the fiscal year ended November 30, 1994 was

1.26%. Based on expenses incurred by the Class A Shares during its fiscal year ended November 30, 1994, the expenses of the Class B Shares are expected to be 1.96% for the fiscal year ending November 30, 1995. The Series anticipates that the expense ratio for Class C Shares will be identical to the expense ratio for Class B Shares. The expense ratio of each Class reflects the impact of its Plan.

Shares

     The Decatur Total Return Fund is the second series of Delaware Group Decatur Fund, Inc., which is an open-end management investment company, commonly known as a mutual fund. The Series' portfolio of assets is diversified as defined by the 1940 Act. The Fund was organized as a Maryland corporation on March 4, 1983 and was previously organized as a Delaware corporation in 1956. Prior to May 2, 1994, the Decatur Total Return Fund series was named the Decatur II Series (which was known and did business as Decatur Fund II).

     Series shares have a par value of $1.00, equal voting rights, except as noted below, and are equal in all other respects. All Fund shares have noncumulative voting rights which means that the holders of more than 50% of the Fund's shares voting for the election of directors can elect 100% of the directors if they choose to do so. Under Maryland law, the Fund is not required, and does not intend, to hold annual meetings of shareholders unless, under certain circumstances, it is required to do so under the 1940 Act. Shareholders of 10% or more of the Fund's shares may request that a special meeting be called to consider the removal of a director. Shares of each series of the Fund will vote separately on any matter which affects only that series. Shares of the Series will have a priority over shares of the Fund's other series in the assets and income of Decatur Total Return Fund and will vote separately on any matter that affects only Decatur Total Return Fund.

     In addition to Class A Shares, Class B Shares and Class C Shares, the Series also offers the Decatur Total Return Fund Institutional Class of shares. Shares of each class represent proportionate interests in the assets of the Series and have the same voting and other rights and preferences as the other classes of the Series, except that shares of the Decatur Total Return Fund Institutional Class are not subject to, and may not vote on matters affecting, the Plans. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the Plan that relates to the class of shares that they hold. However, the Class B Shares may vote on a proposal to increase materially the fees to be paid by the Series under the Plan relating to the Class A Shares.

     From May 2, 1994 to September 5, 1994, the Decatur Total Return Fund A Class was known as the Decatur Total Return Fund class and prior to May 2, 1994 was known as the Decatur Fund II class. From May 2, 1994 to September 5, 1994, the Decatur Total Return Fund Institutional Class was known as the Decatur Total Return Fund (Institutional) class and prior to May 2, 1994 was known as the Decatur Fund II (Institutional) class.

                                  APPENDIX A

  Illustrations of the Potential Impact on Investment Based on Purchase Option
                                $10,000 Purchase

                 Scenario 1                Scenario 2                 Scenario 3                 Scenario 4
              No Redemption              Redeem 1st Year           Redeem 3rd Year            Redeem 5th Year
       ---------------------------  -------------------------  -------------------------  -------------------------
  Year  Class A  Class B  Class C   Class A  Class B  Class C  Class A  Class B  Class C  Class A  Class B  Class C
  ----  -------  -------  --------  -------  -------  -------  -------  -------  -------  -------  -------  -------
     0    9,525   10,000    10,000    9,525   10,000   10,000    9,525   10,000   10,000    9,525   10,000   10,000
     1   10,478   10,930    10,930   10,478   10,530   10,830+  10,478   10,930   10,930   10,478   10,930   10,930
     2   11,525   11,946    11,946                              11,525   11,946   11,946   11,525   11,946   11,946
     3   12,678   13,058    13,058                              12,678   12,758   13,058+  12,678   13,058   13,058
     4   13,946   14,272    14,272                                                         13,946   14,272   14,272
     5   15,340   15,599    15,599                                                         15,340   15,399   15,599+
     6   16,874   17,050    17,050
     7   18,562   18,636    18,636
     8   20,418   20,369    20,369
     9   22,459   22,405*+  22,263
    10   24,705   24,646*   24,333
         *This assumes that Class B Shares were converted to Class A Shares at the end of the eighth year.

                               $250,000 Purchase

                  Scenario 1                Scenario 2                  Scenario 3                  Scenario 4
               No Redemption             Redeem 1st Year              Redeem 3rd Year             Redeem 5th Year
        --------------------------  --------------------------  --------------------------  ---------------------------
  Year  Class A  Class B  Class C   Class A  Class B  Class C   Class A  Class B  Class C   Class A   Class B  Class C
  ----  -------  -------  --------  -------  -------  --------  -------  -------  --------  --------  -------  --------
     0  243,750  250,000   250,000  243,750  250,000   250,000  243,750  250,000   250,000   243,750  250,000   250,000
     1  268,125  273,250   273,250  268,125  263,250   270,750+ 268,125  273,250   273,250   268,125  273,250   273,250
     2  294,938  298,662   298,662                              294,938  298,662   298,662   294,938  298,662   298,662
     3  324,431  326,438   326,438                              324,431  318,938   326,438+  324,431  326,438   326,438
     4  356,874  356,797   356,797                                                           356,874  356,797   356,797
     5  392,562  389,979   389,979                                                           392,562+ 384,979   389,979+
     6  431,818  426,247   426,247
     7  475,000  465,888   465,888
     8  522,500  509,215   509,215
     9  574,750  560,137*  556,572
    10  632,225  616,150*  608,333
           *This assumes that Class B Shares were converted to Class A Shares at the end of the eighth year.

Assumes a hypothetical return for Class A of 10% per year, a hypothetical return for Class B of 9.3% for years 1-8 and 10% for years 9-10, and a hypothetical return for Class C of 9.3% per year.

Hypothetical returns vary due to the different expense structures for each Class and do not represent actual performance.

Class A purchase subject to appropriate sales charge breakpoint (4.75% @ $10,000; 3.75% @ $100,000; 2.50% @ $250,000).

Class B purchase assessed appropriate CDSC upon redemption (4%-4%-3%-3%-2%-1% in years 1-2-3-4-5-6).

Class C purchase assessed 1% CDSC upon redemption in year 1.

Figures marked "+" identify which class offers the greater return potential based on investment amount and holding period.

     The Delaware Group includes funds with a wide range of investment objectives. Stock funds, income funds, tax-free funds, money market funds, global and international funds and closed-end equity funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, contact your financial adviser or call Delaware Group at 800-523-4640, in Philadelphia call 215-988-1333.


INVESTMENT MANAGER
Delaware Management Company, Inc.
One Commerce Square
Philadelphia, PA  19103
NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA  19103
SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA  19103
LEGAL COUNSEL
Stradley, Ronon, Stevens & Young
One Commerce Square
Philadelphia, PA  19103
INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA  19103
CUSTODIAN
Chemical Bank
450 West 33rd Street
New York, NY  10001


---------------------------------
DECATUR TOTAL RETURN FUND

---------------------------------
A CLASS

---------------------------------
B CLASS

---------------------------------

C CLASS

---------------------------------




P R O S P E C T U S

---------------------------------

November 29, 1995



                                                                   DELAWARE
                                                                   GROUP
                                                                   -----------

                                          Form N-1A
                                          File No. 2-13017
                                          Delaware Group Decatur Fund, Inc.



The Decatur Income Fund Institutional Class Prospectus and the Decatur Total Return Fund Institutional Class Prospectus, each dated January 30, 1995, are incorporated into this filing by reference to the electronic filings of those Prospectuses made pursuant to Rule 497(e) on April 24, 1995. The Supplement for each Prospectus dated April 15, 1995 that was also filed on April 24, 1995 is not incorporated by reference. That Supplement will be superceded by the
---
Supplement included with this filing as of the effective date of this filing.

                               November 29, 1995

                       DELAWARE GROUP DECATUR FUND, INC.

                    Decatur Income Fund Institutional Class

                Supplement to Prospectus dated January 30, 1995



ADDITIONAL CLASSES

          In addition to the Institutional Class, the Decatur Income Fund (the "Series") offers the Decatur Income Fund A Class, the Decatur Income Fund B Class and the Decatur Income Fund C Class of shares (together, the "Fund Classes"), which are described in a separate prospectus relating to the Fund Classes. The Fund Classes have sales charges and other expenses that are different from the Institutional Class and that may affect the performance of the Fund Classes. For a prospectus relating to the Fund Classes, write to Delaware Distributors, L.P. at 1818 Market Street, Philadelphia, PA 19103, or call at the following telephone number: 800-523-4640.



FINANCIAL HIGHLIGHTS

          The following unaudited financial highlights for the Decatur Income Fund Institutional Class (the "Institutional Class") are derived from the unaudited financial statements of Delaware Group Decatur Fund, Inc. for the six-month period ended May 31, 1995. The data should be read in conjunction with the financial statements and related notes which are incorporated into Part B by reference to the Series' Semi-Annual Report for the six months ended May 31, 1995.

                                                Decatur Income Fund Institutional Class
                                              -------------------------------------------

                                                     Six Months Ended May 31, 1995
                                                            (Unaudited)(1)

Net Asset Value, Beginning of Period...............              $15.59

Income From Investment Operations
---------------------------------
Net Investment Income..............................                0.35
Net Gains or Losses on Securities
 (both realized and unrealized)....................                2.26
                                                                 ------
 Total From Investment Operations..................                2.61
                                                                 ------

Less Distributions
------------------
Dividends (from net investment income).............               (0.38)

Distributions (from capital gains).................               (0.42)

Returns of Capital.................................                none
                                                                   ----
  Total Distributions..............................               (0.80)
                                                                 ------

Net Asset Value, End of Period.....................              $17.40
                                                                 ======
----------------------------------------------

Total Return.......................................               17.38%
------------

---------------------------------------



Ratios/Supplemental Data
------------------------

Net Assets, End of Period (000's omitted)..........            $186,980
Ratio of Expenses to Average Daily Net Assets......                0.75%
Ratio of Net Investment Income to Average Daily
  Net Assets.......................................                4.38%
Portfolio Turnover Rate............................                 65%

--------------------------
 (1) Ratios have been annualized, but total return has not been annualized.



MANAGEMENT OF THE FUND

     The following supplements the investment manager information under Management of the Fund:

     On March 29, 1995, shareholders of the Series approved a new Investment Management Agreement with Delaware Management Company, Inc. ("DMC"), an indirect wholly-owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). The approval of the new Investment Management Agreement was subject to the completion of the merger (the "Merger") between DMH and a wholly-owned subsidiary of Lincoln National Corporation ("Lincoln National"), which occurred on April 3, 1995. Accordingly, the previous Investment Management Agreement terminated, and the new Investment Management Agreement became effective on that date.

     DMC and its two affiliates, Delaware Service Company, Inc., the Fund's shareholder servicing, dividend disbursing and transfer agent, and Delaware Distributors, L.P., the Fund's national distributor, are now wholly-owned subsidiaries of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

     Under the new Investment Management Agreement, DMC will be paid at the same annual fee rates and on the same terms as it was under the previous Investment Management Agreement. In addition, the investment approach and operation of the Fund will remain substantially unchanged.

                              November 29, 1995

                      DELAWARE GROUP DECATUR FUND, INC.

                Decatur Total Return Fund Institutional Class

                Supplement to Prospectus dated January 30, 1995



ADDITIONAL CLASSES

          In addition to the Institutional Class, the Decatur Total Return Fund (the "Series") offers the Decatur Total Return Fund A Class, the Decatur Total Return Fund B Class and the Decatur Total Return Fund C Class of shares (together, the "Fund Classes"), which are described in a separate prospectus relating to the Fund Classes. The Fund Classes have sales charges and other expenses that are different from the Institutional Class and that may affect the performance of the Fund Classes. For a prospectus relating to the Fund Classes, write to Delaware Distributors, L.P. at 1818 Market Street, Philadelphia, PA 19103, or call at the following telephone number: 800-523-4640.



FINANCIAL HIGHLIGHTS

          The following unaudited financial highlights for the Decatur Total Return Fund Institutional Class (the "Institutional Class") are derived from the unaudited financial statements of Delaware Group Decatur Fund, Inc. for the six-month period ended May 31, 1995. The data should be read in conjunction with the financial statements and related notes which are incorporated into Part B by reference to the Series' Semi-Annual Report for the six months ended May 31, 1995.



                                            Decatur Total Return Fund Institutional Class
                                          --------------------------------------------------

                                                     Six Months Ended May 31, 1995
                                                            (Unaudited)(1)
Net Asset Value, Beginning of Period...............              $12.35

Income From Investment Operations
---------------------------------
Net Investment Income..............................                0.20
Net Gains or Losses on Securities
 (both realized and unrealized)....................                2.00
                                                                 ------
 Total From Investment Operations..................                2.20
                                                                 ------


Less Distributions
------------------
Dividends (from net investment income)...............             (0.24)
Distributions (from capital gains)...................             (0.42)
Returns of Capital...................................              none
                                                                   ----
 Total Distributions.................................             (0.66)
                                                                 ------

Net Asset Value, End of Period.......................            $13.89
                                                                 ======

----------------------------------------------

Total Return.........................................             18.63%
------------

-----------------------------------------

Ratios/Supplemental Data
------------------------

Net Assets, End of Period (000's omitted)............            $8,773
Ratio of Expenses to Average Daily Net Assets........              0.93%
Ratio of Net Investment Income to Average Daily
 Net Assets..........................................              3.17%
Portfolio Turnover Rate..............................              70%

---------------------------
 (1) Ratios have been annualized, but total return has not been annualized.



MANAGEMENT OF THE FUND

     The following supplements the investment manager information under Management of the Fund:

     On March 29, 1995, shareholders of the Series approved a new Investment Management Agreement with Delaware Management Company, Inc. ("DMC"), an indirect wholly-owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). The approval of the new Investment Management Agreement was subject to the completion of the merger (the "Merger") between DMH and a wholly-owned subsidiary of Lincoln National Corporation ("Lincoln National"), which occurred on April 3, 1995. Accordingly, the previous Investment Management Agreement terminated, and the new Investment Management Agreement became effective on that date.

     DMC and its two affiliates, Delaware Service Company, Inc., the Fund's shareholder servicing, dividend disbursing and transfer agent, and Delaware Distributors, L.P., the Fund's national distributor, are now wholly-owned subsidiaries of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

     Under the new Investment Management Agreement, DMC will be paid at the same annual fee rates and on the same terms as it was under the previous Investment Management Agreement. In addition, the investment approach and operation of the Fund will remain substantially unchanged.

________________________________________________________________________________
                                     PART B--STATEMENT OF ADDITIONAL INFORMATION

                                                          NOVEMBER 29, 1995
________________________________________________________________________________

DELAWARE GROUP DECATUR FUND, INC.
_______________________________________________________________________________

DECATUR INCOME FUND
_______________________________________________________________________________
1818 MARKET STREET
PHILADELPHIA, PA  19103
_______________________________________________________________________________


FOR MORE INFORMATION ABOUT THE
DECATUR INCOME FUND INSTITUTIONAL CLASS:
       800-828-5052
FOR PROSPECTUS AND PERFORMANCE OF
THE DECATUR INCOME FUND A CLASS, THE
DECATUR INCOME FUND B CLASS AND THE
DECATUR INCOME FUND C CLASS:
       NATIONWIDE 800-523-4640
       PHILADELPHIA 215-988-1333


INFORMATION ON EXISTING ACCOUNTS OF
THE DECATUR INCOME FUND A CLASS, THE
DECATUR INCOME FUND B CLASS AND THE
DECATUR INCOME FUND C CLASS:
         (SHAREHOLDERS ONLY)
       NATIONWIDE 800-523-1918
       PHILADELPHIA 215-988-1241


DEALER SERVICES:
         (BROKER/DEALERS ONLY)
       NATIONWIDE 800-362-7500
       PHILADELPHIA 215-988-1050
_______________________________________________________________________________
TABLE OF CONTENTS
_______________________________________________________________________________
COVER PAGE
_______________________________________________________________________________
INVESTMENT POLICIES AND PORTFOLIO TECHNIQUES
_______________________________________________________________________________
ACCOUNTING AND TAX ISSUES
_______________________________________________________________________________
PERFORMANCE INFORMATION
_______________________________________________________________________________
TRADING PRACTICES AND BROKERAGE
_______________________________________________________________________________
PURCHASING SHARES
_______________________________________________________________________________
INVESTMENT PLANS
_______________________________________________________________________________
DETERMINING OFFERING PRICE
     AND NET ASSET VALUE
_______________________________________________________________________________
REDEMPTION AND REPURCHASE
_______________________________________________________________________________
DISTRIBUTIONS AND TAXES
_______________________________________________________________________________
INVESTMENT MANAGEMENT AGREEMENT
_______________________________________________________________________________
OFFICERS AND DIRECTORS
_______________________________________________________________________________
EXCHANGE PRIVILEGE
_______________________________________________________________________________
GENERAL INFORMATION
_______________________________________________________________________________
APPENDIX A -- IRA INFORMATION
_______________________________________________________________________________
APPENDIX B
_______________________________________________________________________________
APPENDIX C
_______________________________________________________________________________
FINANCIAL STATEMENTS
_______________________________________________________________________________

     Delaware Group Decatur Fund, Inc. (the "Fund") is a professionally-managed mutual fund of the series type. This Statement of Additional Information ("Part B" of the registration statement) describes the Decatur Income Fund series (the "Series") of the Fund. The Series offers four classes (individually, a "Class" and collectively, the "Classes") of shares - Decatur Income Fund A Class (the "Class A Shares"), Decatur Income Fund B Class (the "Class B Shares") and Decatur Income Fund C Class (the "Class C Shares") (together, the "Fund Classes") and Decatur Income Fund Institutional Class (the "Institutional Class"). Class B Shares, Class C Shares and Institutional Class shares may be purchased at a price equal to the next determined net asset value per share. Class A Shares may be purchased at the public offering price, which is equal to the next determined net asset value per share, plus a front-end sales charge. Class A Shares are subject to a maximum front-end sales charge of 4.75% and annual 12b-1 Plan expenses of up to 0.30%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") which may be imposed on redemptions made within six years of purchase and annual 12b-1 Plan expenses of up to 1% which are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares under Buying Shares in the Fund Classes' Prospectus. Class C Shares are subject to a CDSC which may be imposed on redemptions made within twelve months of purchase and annual 12b-1 Plan expenses of up to 1%, which are assessed against the Class C Shares for the life of the investment. All references to "shares" in this Part B refer to all Classes of shares of the Series, except where noted.


     This Part B supplements the information contained in the current Prospectus for the Fund Classes dated November 29, 1995 and the current Prospectus for the Institutional Class dated January 30, 1995 and the supplement thereto dated November 29, 1995, as they may be amended from time to time. It should be read in conjunction with the respective Class' Prospectus. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into each Class' Prospectus. A Prospectus relating to the Fund Classes and a Prospectus relating to the Institutional Class may be obtained by writing or calling your investment dealer or by contacting the Fund's national distributor, Delaware Distributors, L.P. (the "Distributor"), 1818 Market Street, Philadelphia, PA 19103.

INVESTMENT POLICIES AND PORTFOLIO TECHNIQUES

     INVESTMENT RESTRICTIONS--The Fund has adopted the following restrictions for the Series which, along with its investment objective, cannot be changed without approval by the holders of a "majority" of the Series' outstanding shares, which is a vote by the holders of the lesser of a) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.


     1. Not to invest more than 5% of the value of its assets in securities of any one company (except U.S. Government bonds) or purchase more than 10% of the voting or nonvoting securities of any one company.

     2. Not to acquire control of any company. (The Fund's Certificate of Incorporation permits control of companies to protect investments already made, but its policy is not to acquire control.)

     3. Not to purchase or retain securities of a company which has an officer or director who is an officer or director of the Fund, or an officer, director or partner of its investment manager if, to the knowledge of the Fund, one or more of such persons own beneficially more than 1/2 of 1% of the shares of the company, and in the aggregate more than 5% thereof.

     4. No long or short positions on shares of the Series may be taken by the Fund's officers, directors or any of its affiliated persons. Such persons may buy shares of the Series for investment purposes, however.

     5. Not to purchase any security issued by any other investment company if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of the Series' assets or (c) own securities of investment companies having an aggregate value in excess of 10% of the Series' assets.

     6. Not to invest more than 10% of the value of its total assets in illiquid assets.

     7. Not to invest in securities of other investment companies except at customary brokerage commission rates or in connection with mergers, consolidations or offers of exchange.

     8. Not to make any investment in real estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude the Series' purchase of securities issued by real estate investment trusts.)

     9.   Not to sell short any security or property.

     10. Not to deal in commodities, except that the Series may invest in financial futures, including futures contracts on stocks and stock indices, interest rates and foreign currencies and other types of financial futures that may be developed in the future, and may purchase or sell options on such futures, and enter into closing transactions with respect to those activities.


     11. Not to borrow, except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 10% of gross assets taken at cost or market, whichever is lower, and not to pledge more than 15% of gross assets taken at cost. Any borrowing will be done from a bank, and to the extent that such borrowing exceeds 5% of the value of the Series' assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Series shall, within three days thereafter (not including Sunday and holidays) or such longer period as the Securities and Exchange Commission (the "SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Series shall not issue senior securities as defined in the Investment Company Act of 1940, except for notes to banks.

     12. Not to make loans. However, the purchase of a portion of an issue of publicly distributed bonds, debentures, or other securities, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Series and the Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other transactions.

     13. Not to invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

     14. The Series may act as an underwriter of securities of other issuers, but its present policy is not to do so.

     Notwithstanding restrictions 6 and 13 above and although not a matter of fundamental policy, the Fund has made a commitment that the Series will not invest more than 10% of its total assets in a combination of illiquid securities and securities of companies less than three years old, such three-year old period to include the operation of any predecessor company or companies. In addition, notwithstanding restriction 8 above and although not a matter of fundamental policy, the Fund has made a commitment that the Series' investments in securities issued by real estate investment trusts will not exceed 10% of its total assets.

     Although it is not a matter of fundamental policy, the Fund has also made a commitment that the Series will not invest in warrants valued at lower of cost or market exceeding 5% of the Series' net assets. Included within that amount, but not to exceed 2% of the Series' net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange. In addition, the Series may not concentrate investments in any particular industry, which means not investing more than 25% of its assets in any industry.

     Although it is not a matter of fundamental policy, the Fund may invest not more than 5% of its assets in foreign securities (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934 or American Depository Receipts, on which there are no such limits). Foreign markets may be more volatile than U.S. markets. Such investments involve sovereign risk in addition to the normal risks associated with American securities. These risks include political risks, foreign taxes and exchange controls and currency fluctuations. For example, foreign portfolio investments may fluctuate in value due to changes in currency rates (i.e., the value of foreign investments would increase with a fall in the value of the dollar, and decrease with a rise in the value of the dollar) and control regulations apart from market fluctuations. The Fund may also experience delays in foreign securities settlement.

     Although not a fundamental investment restriction, the Series currently does not invest its assets in real estate limited partnerships or oil, gas and other mineral leases.

     OPTIONS--The Series may write call options and purchase put options on a covered basis only, and will not engage in option writing strategies for speculative purposes.

     A. COVERED CALL WRITING--The Series may write covered call options from time to time on such portion of its portfolio, without limit, as Delaware Management Company, Inc. (the "Manager") determines is appropriate in seeking to obtain the Series' investment objective. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Series, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to the Series of writing covered calls is that the Series receives additional income, in the form of a premium, which may offset any capital loss or decline in market value of the security. However, if the security rises in value, the Series may not fully participate in the market appreciation.

     During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

     With respect to both options on actual portfolio securities owned by the Series and options on stock indices, the Series may enter into closing purchase transactions. A closing purchase transaction is one in which the Series, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

     Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Series to write another call option on the underlying security with either a different exercise price or expiration date or both. The Series may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

     If a call option expires unexercised, the Series will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Series will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.

     The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

     The Series will write call options only on a covered basis, which means that the Series will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Series would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by the Series will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

     B. PURCHASING PUT OPTIONS--The Series may invest up to 2% of its total assets in the purchase of put options. The Series will, at all times during which it holds a put option, own the security covered by such option.

     The Series intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Series to protect an unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Series will lose the value of the premium paid. The Series may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

     The Series may sell a put option purchased on individual portfolio securities or stock indices. Additionally, the Series may enter into closing sale transactions. A closing sale transaction is one in which the Series, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

OPTIONS ON STOCK INDICES
     A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.

     Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to the Series on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

     As with stock options, the Series may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange or it may let the option expire unexercised.

     A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following Exchanges among others: The Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange.


     The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Series' portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Series will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Since the Series' portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, the Series bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument. Accordingly, successful use by the Series of options on stock indices will be subject to the Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

     Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on the Series' ability to effectively hedge its securities. The Series will enter into an option position only if there appears to be a liquid secondary market for such options.

     The Series will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS--As noted in the Prospectuses, the Series may enter into futures contracts relating to securities, securities indices, interest rates or foreign currencies. (Unless otherwise specified, interest rate futures contracts, securities and securities index futures contracts and foreign currency futures contracts are collectively referred to as "futures contracts.") Such investment strategies will be used as a hedge and not for speculation.

     As noted in the Prospectuses, the Series may purchase and write options on the types of futures contracts, as further described in the Prospectuses.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in the Series' portfolio. If the futures price at expiration of the option is below the exercise price, the Series will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Series' portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract.
If the futures price at expiration of the put option is higher than the exercise price, the Series will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Series intends to purchase. If a put or call option the Series has written is exercised, the Series will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, the Series' losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The Series may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Series could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Series will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by the Series will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Series could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Series will suffer a loss equal to the price of the call, but the securities which the Series intends to purchase may be less expensive.


     REPURCHASE AGREEMENTS--In order to invest its cash reserves or when in a temporary defensive posture, the Series may enter into repurchase agreements with banks or broker/dealers deemed to be creditworthy by the Manager under guidelines approved by the Board of Directors. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Series) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Generally, repurchase agreements are of short duration, often less than one week, but on occasion for longer periods. Not more than 10% of the Series' assets may be invested in repurchase agreements of over seven days' maturity or other illiquid assets. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Series, if any, would be the difference between the repurchase price and the market value of the security. The Series will limit its investments in repurchase agreements to those which the Manager, under the guidelines of the Board of Directors, determines to present minimal credit risks and which are of high quality. In addition, the Series must have collateral of at least 100% of the repurchase price, including the portion representing the Series' yield under such agreements, which is monitored on a daily basis. Such collateral is held by the Custodian in book entry form. Such agreements may be considered loans under the Investment Company Act of 1940, but the Series considers repurchase agreements contracts for the purchase and sale of securities, and it seeks to perfect a security interest in the collateral securities so that it has the right to keep and dispose of the underlying collateral in the event of a default.

     The funds in the Delaware Group have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the Investment Company Act of 1940 to allow the Delaware Group funds jointly to invest cash balances. Each Series of the Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

PORTFOLIO LOAN TRANSACTIONS
     The Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.


     It is the understanding of the Manager that the staff of the SEC permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. Government securities, or irrevocable letters of credit payable by banks acceptable to the Fund from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Series; 3) the Fund must be able to terminate the loan after notice, at any time; 4) the Series must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Series may pay reasonable custodian fees in connection with the loan; and 6) the voting rights on the lent securities may pass to the borrower; however, if the directors of the Fund know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the directors to vote the proxy.

     The major risk to which the Series would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Series will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

                                 *     *     *

     The Series may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933. Rule 144A Securities may be freely traded among qualified institutional investors without registration under the 1933 Act.

     Investing in Rule 144A Securities could have the effect of increasing the level of the Series' illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a Rule 144A Security, however, the Board of Directors and the Manager will continue to monitor the liquidity of that security to ensure that the Series has no more than 10% of its net assets in illiquid securities.

ACCOUNTING AND TAX ISSUES

     When the Series writes a call option, an amount equal to the premium received by it is included in the section of the Series' assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which the Series has written expires on its stipulated expiration date, the Series reports a realized gain. If the Series enters into a closing purchase transaction with respect to an option which the Series has written, the Series realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. Any such gain or loss is a short-term capital gain or loss for federal income tax purposes. If a call option which the Series has written is exercised, the Series realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.


     OTHER TAX REQUIREMENTS--The Series has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Series must meet several requirements to maintain its status as a regulated investment company. Among these requirements are that at least 90% of its investment company taxable income be derived from dividends, interest, payment with respect to securities loans and gains from the sale or disposition of securities; that at the close of each quarter of its taxable year at least 50% of the value of its assets consists of cash and cash items, government securities, securities of other regulated investment companies and, subject to certain diversification requirements, other securities; and that less than 30% of its gross income be derived from sales of securities held for less than three months.

     The requirement that not more than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months may restrict the Series in its ability to write covered call options on securities which it has held less than three months, to write options which expire in less than three months, to sell securities which have been held less than three months and to effect closing purchase transactions with respect to options which have been written less than three months prior to such transactions. Consequently, in order to avoid realizing a gain within the three-month period, the Series may be required to defer the closing out of a contract beyond the time when it might otherwise be advantageous to do so.

     The straddle rules of Section 1092 may apply. Generally, the straddle provisions require the deferral of losses to the extent of unrecognized gains related to the offsetting positions in the straddle. Excess losses, if any, can be recognized in the year of loss. Deferred losses will be carried forward and recognized in the following year, subject to the same limitation.

PERFORMANCE INFORMATION*


     From time to time, the Fund may state each Class' total return in advertisements and other types of literature. Any statements of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent one-, five- and ten-year (or life of fund, if applicable) periods. The Fund may also advertise aggregate and average compounded return information of each Class over additional periods of time. The net asset value of a Class fluctuates so shares, when redeemed, may be worth more or less than the original investment, and a Class' results should not be considered as representative of future performance.

     The average annual total rate of return for each Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:


                n
          P(1+T)  = ERV

Where:  P  =  a hypothetical initial
              purchase order of $1,000 from which,
              in the case of only Class A Shares,
              the maximum front-end sales charge is
              deducted;

        T  =  average annual total return;

        n  =  number of years;


      ERV  =  redeemable value of the
              hypothetical $1,000 purchase at the
              end of the period after the deduction
              of the applicable CDSC, if any, with
              respect to Class B Shares and Class C
              Shares.


     * In the case of Class A Shares, the Limited CDSC applicable to only certain redemptions of those shares will not be deducted from any computation of total return. See the Prospectus for the Fund Classes for a description of the Limited CDSC and the limited instances in which it applies. All references to contingent deferred sales charges or a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares.


     Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares and that all distributions are reinvested at net asset value, and, with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, the Series may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.


     The performance of Class A Shares and the Institutional Class, as shown below, is the average annual total return quotations for the one-, three-, five-, ten- and fifteen-year periods ended May 31, 1995, and for the life of these Classes, computed as described above. The average annual total return for Class A Shares at offer reflects the maximum front-end sales charges paid on the purchase of shares. The average annual total return for Class A Shares at net asset value (NAV) does not reflect the payment of the maximum front-end sales charge of 4.75%. Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

     Pursuant to applicable regulation, total return shown for the Institutional Class for the periods prior to the commencement of operations of such Class, as noted below, is calculated by taking the performance of Class A Shares and adjusting it to reflect the elimination of all front-end sales charges.

                           AVERAGE ANNUAL TOTAL RETURN


                              CLASS A      CLASS A        INSTITU-
                             SHARES(1)      SHARES         TIONAL
                             (AT OFFER)    (AT NAV)       CLASS(2)
1 year ended
5/31/95                      9.94%         15.41%         15.60%

3 years ended
5/31/95                     10.03%         11.83%         11.89%

5 years ended
5/31/95                      8.23%          9.29%          9.33%

10 years ended
5/31/95                     11.49%         12.04%         12.06%

15 years ended
5/31/95                     13.92%         14.28%         14.30%

3/18/57(3)
through
5/31/95                     11.73%         11.87%         11.88%



(1) On May 2, 1994, the maximum front-end sales charge was reduced from 8.50% to 5.75%. Effective November 29, 1995, the maximum front-end sales charge was again reduced to 4.75%. The above performance figures are calculated using 4.75% as the applicable sales charge for all time periods, and are more favorable than they would have been had they been calculated using the former front-end sales charges. Also, performance figures for periods after May 1, 1994 reflect applicable Rule 12b-1 distribution expenses. Future performance will be affected by such expenses.


(2) Date of initial public offering was January 13, 1994.


(3) Date of initial public offering of Class A Shares.


     The performance of Class B Shares, as shown below, is the aggregate total return quotation for the period September 6, 1994 (date of initial public offering) through May 31, 1995. The aggregate total return for Class B Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at May 31, 1995. The aggregate total return for Class B Shares excluding deferred sales charge assumes the shares were not redeemed at May 31, 1995 and therefore does not reflect the deduction of a CDSC.

                            AGGREGATE TOTAL RETURN
                        CLASS B SHARES   CLASS B SHARES
                          (INCLUDING       (EXCLUDING
                        DEFERRED SALES   DEFERRED SALES
                            CHARGE)          CHARGE)

Period 9/6/94(1)
through 5/31/95              6.67%            10.67%



(1) Date of initial public offering of Class B Shares; total return for this short of a time period may not be representative of longer-term results.


Information regarding the performance of Class C Shares is not shown because such shares were not offered to the public prior to the date of this Part B.

     Decatur's investment strategy relies on the consistency, reliability and predictability of corporate dividends. Dividends tend to rise over time, despite market conditions, and keep pace with rising prices; they are paid out in "current" dollars. And, just as important, current dividend income can help lessen the effects of adverse market conditions. Decatur's dividend discipline, coupled with the potential for capital gains, seeks to provide investors with a consistently higher total-rate-of-return over time.


     In 1972, Delaware Investment Advisers, a division of the Manager, offered Decatur's time-proven investment style to the institutional investing community. Currently, Delaware Investment Advisers manages approximately $13 billion in institutional assets under management in that style.

     From time to time, the Fund may also quote each Class' actual total return performance, dividend results and other performance information in advertising and other types of literature and may compare that information to, or may separately illustrate similar information reported by, the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average and other unmanaged indices.


     The Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average are industry-accepted unmanaged indices of stocks which are representative of and used to measure broad stock market performance. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees.


     The total return performance for each Class will be computed by adding all reinvested income and realized securities profits distributions plus the change in net asset value during a specific period and dividing by the offering price at the beginning of the period. It will not reflect any income taxes payable by shareholders on the reinvested distributions included in the calculation. Because securities prices fluctuate, past performance should not be considered as a representation of the results which may be realized from an investment in the Series in the future.

      The Series may also state the total return performance for each Class in the form of an average annual return. This average annual return figure will be computed by taking the sum of a Class' annual returns, then dividing that figure by the number of years in the overall period indicated. The computation will reflect the impact of the maximum front-end or contingent deferred sales charge, if any, paid on the illustrated investment amount against the first year's return.


     From time to time, the Series may also quote actual total return performance for each class in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. For example, the performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts as monitored by Bank Rate Monitor, and those of generally-accepted corporate bond and government security price indices of various durations prepared by Lehman Brothers and Salomon Brothers, Inc. These indices are not managed for any investment goal.

     Comparative information on the Consumer Price Index may also be included. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.


     Statistical and performance information and various indices compiled and maintained by organizations such as the following may also be used in preparing exhibits comparing certain industry trends and competitive mutual fund performance to comparable Series activity and performance and in illustrating general financial planning principles. From time to time, certain mutual fund performance ranking information, calculated and provided by these organizations, may also be used in the promotion of sales of the Series. Any indices used are not managed for any investment goal.

     CDA Technologies, Inc., Lipper Analytical Services, Inc. and Morningstar, Inc. are performance evaluation services that maintain statistical performance databases, as reported by a diverse universe of independently-managed mutual funds.

     Ibbotson Associates, Inc. is a consulting firm that provides a variety of historical data including total return, capital appreciation and income on the stock market as well as other investment asset classes, and inflation. With their permission, this information will be used primarily for comparative purposes and to illustrate general financial planning principles.

     Interactive Data Corporation is a statistical access service that maintains a database of various international industry indicators, such as historical and current price/earning information, individual equity and fixed income price and return information.

     Compustat Industrial Databases, a service of Standard & Poor's, may also be used in preparing performance and historical stock and bond market exhibits. This firm maintains fundamental databases that provide financial, statistical and market information covering more than 7,000 industrial and non-industrial companies.

     Russell Indexes is an investment analysis service that provides both current and historical stock performance information, focusing on the business fundamentals of those firms issuing the security.

     Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations.


     The following tables are examples, for purposes of illustration only, of cumulative total return performance for (a) Class A Shares and the Institutional Class for the three-, six- and nine-month periods ended May 31, 1995, for the one-, three-, five-, ten- and fifteen-year periods ended May 31, 1995 and for the life of these Classes and (b) Class B

     Shares for the three- and six-month periods ended May 31, 1995 and for the life of the Class. For these purposes, the calculations assume the reinvestment of any realized securities profits distributions and income dividends paid during the indicated periods. Comparative information on the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average is also included. Pursuant to applicable regulation, total return shown for the Institutional Class for the periods prior to the commencement of operations of such Class is calculated by taking the performance of the Class A Shares and adjusting it to reflect the elimination of all sales charges. Information regarding the past performance of Class C Shares is not shown because such shares were not offered to the public prior to the date of this Part B.


                            CUMULATIVE TOTAL RETURN



                   CLASS A      INSTITU-      STANDARD           DOW
                  SHARES(1)      TIONAL       & POOR'S          JONES
                  (AT OFFER)    CLASS(2)        500(3)       INDUSTRIAL(3)

3 months
ended
5/31/95           3.38%         8.62%         10.19%         12.07%

6 months
ended
5/31/95          11.74%        17.38%         19.16%         21.05%

9 months
 ended
5/31/95           5.45%        10.81%         14.50%         16.48%

1 year
ended
5/31/95           9.94%        15.60%         20.16%         22.17%

3 years
ended
5/31/95          33.21%        40.09%         39.78%         43.22%

5 years
ended
5/31/95          48.54%        56.19%         71.69%         80.86%

10 years
ended
5/31/95         196.85%       212.22%        289.54%        378.81%

15 years
ended
5/31/95         605.87%       642.04%        750.36%        874.57%

3/18/57(4)
through
5/31/95       6,819.21%     7,176.20%           N/A            N/A


                  CLASS B      CLASS B
                  SHARES        SHARES
                (INCLUDING    (EXCLUDING
                 DEFERRED      DEFERRED      STANDARD        DOW
                  SALES         SALES        & POOR'S       JONES
                 CHARGE)       CHARGE)        500(3)     INDUSTRIAL(3)
3 months
ended
5/31/95         4.34%          8.34%          10.19%     12.07%

6 months
ended
5/31/95         12.84%        16.84%          19.16%     21.05%

Period
9/6/94(5)
through
5/31/95          6.67%        10.67%          14.50%     16.48%




(1) On May 2, 1994, the maximum front-end sales charge was reduced from 8.50% to 5.75%. Effective November 29, 1995, the maximum front-end sales charge was again reduced to 4.75%. The above performance figures are calculated using 4.75% as the applicable sales charge for all periods, and are more favorable than they would have been had they been calculated using the former sales charges. Also, performance figures for periods after May 1, 1994 reflect applicable Rule 12b-1 distribution expenses. Future performance will be affected by such expenses.


(2) Date of initial public offering was January 13, 1994.


(3) Source:  Interactive Data Corp.


(4) Date of initial public offering of Class A Shares.


(5) Date of initial public offering of Class B Shares; total return for this short of a time period may not be representative of longer-term results.

See Appendix B for additional performance information.


     Because every investor's goals and risk threshold are different, the Distributor, as distributor for the Fund and other mutual funds in the Delaware Group, will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor will provide information that discusses the Manager's overriding investment philosophy and how that philosophy impacts the Series', and other Delaware Group funds', investment disciplines employed in seeking their objectives. The Distributor may also from time to time cite general or specific information about the institutional clients of the Manager, including the number of such clients serviced by the Manager.

THE POWER OF COMPOUNDING

     When you opt to reinvest your current income for additional Series shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding and the following chart illustrates just how powerful it can be.

COMPOUNDED RETURNS


     Results at various assumed fixed rates of return on a $10,000 investment compounded monthly for 10 years:



                 9% Rate       11% Rate     13% Rate
                 of Return     of Return    of Return

12-'85           $10,938       $11,157      $11,380
12-'86           $11,964       $12,448      $12,951
12-'87           $13,086       $13,889      $14,739
12-'88           $14,314       $15,496      $16,773
12-'89           $15,657       $17,289      $19,089
12-'90           $17,126       $19,290      $21,723
12-'91           $18,732       $21,522      $24,722
12-'92           $20,489       $24,013      $28,134
12-'93           $22,411       $26,791      $32,018
12-'94           $24,514       $29,892      $36,437



     These figures are calculated assuming a fixed constant investment return and assume no fluctuation in the value of principal. These figures, which do not reflect payment of applicable taxes, are not intended to be a projection of investment results and do not reflect the actual performance results of any of the Classes.

TRADING PRACTICES AND BROKERAGE


     The Fund selects brokers or dealers to execute transactions on behalf of the Series for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. Some trades are made on a net basis where the Fund either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty.

     During the fiscal years ended November 30, 1992, 1993 and 1994, the aggregate dollar amounts of brokerage commissions paid by the Series were $2,553,674, $3,497,612 and $3,843,614, respectively.

     The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

     During the fiscal year ended November 30, 1994, portfolio transactions of the Series in the amount of $1,163,364,208, resulting in brokerage commissions of $1,945,804, were directed to brokers for brokerage and research services provided.

     As provided in the Securities Exchange Act of 1934 and the Series' Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Fund believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Fund and to other funds in the Delaware Group. Subject to best price and execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

     The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Fund's Board of Directors that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD"), and subject to seeking best price and execution, the Fund may place orders with broker/dealers that have agreed to defray certain Series expenses such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of the Series as a factor in the selection of brokers and dealers to execute Series portfolio transactions.

PORTFOLIO TURNOVER


     Portfolio trading will be undertaken principally to accomplish the Series' objective in relation to anticipated movements in the general level of interest rates. The Series is free to dispose of portfolio securities at any time, subject to complying with the Code and the Investment Company Act of 1940, when changes in circumstances or conditions make such a move desirable in light of the investment objective. The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover for the Series, such a turnover always being incidental to transactions undertaken with a view to achieving the Series' investment objective.

     The degree of portfolio activity may affect brokerage costs of the Series and taxes payable by the Series' shareholders to the extent of any net realized capital gains. The Series' portfolio turnover rate is not expected to exceed 100%; however, under certain market conditions, the Series may experience a high rate of portfolio turnover which could exceed 100%. The Series' portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Series during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less. A turnover rate of 100% would occur, for example, if all the investments in the Series' portfolio at the beginning of the year were replaced by the end of the year.

     During the past two fiscal years, the Series' portfolio turnover rates were 80% for 1993 and 92% for 1994.

PURCHASING SHARES


     The Distributor serves as the national distributor for the Series' four classes of shares - Class A Shares, Class B Shares, Class C Shares and the Institutional Class, and has agreed to use its best efforts to sell shares of the Fund. See the Prospectuses for additional information on how to invest. Shares of the Series are offered on a continuous basis, and may be purchased through authorized investment dealers or directly by contacting the Fund or its agent.


     The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares, and Class C Shares. Subsequent purchases generally must be at least $100 for Class A Shares, Class B Shares and Class C Shares. The minimum initial and subsequent investment for Class A Shares will be waived for purchases by officers, directors and employees of any Delaware Group fund, the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. Class A shares purchased pursuant to the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act and Class A Shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Delaware Group Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner strategy selected. There are no minimum purchase requirements for the Institutional Class, but certain eligibility requirements must be satisfied.


     There is a maximum purchase limitation of $250,000 with respect to each purchase of Class B Shares; for Class C Shares, each purchase must be in an amount that is less than $1,000,000. (See Investment Plans for purchase limitations applicable to each of the Fund's master retirement plans.) The Fund will reject any order for purchase of more than $250,000 of Class B Shares and $1,000,000 or more for Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more in Class A Shares, which are subject to a lower annual 12b-1 Plan expense charge than Class B Shares and Class C Shares and generally are not subject to a CDSC.

     Selling dealers have the responsibility of transmitting orders promptly. The Fund reserves the right to reject any order for the purchase of its shares if in the opinion of management such rejection is in the Series' best interest.




The NASD has adopted amendments to its Rules of Fair Practice relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.


     Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 4.75%; however, lower front-end sales charges apply for larger purchases. See the table below. Class A Shares are also subject to annual 12b-1 Plan expenses.


     Class B Shares are purchased at net asset value and are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares in the Fund Classes' Prospectus.


     Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within twelve months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.


     Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses. See Determining Offering Price and Net Asset Value and Plans Under Rule 12b-1 for the Fund Classes in this Part B.


     Institutional Class shares, Class A Shares, Class B Shares and Class C Shares represent a proportionate interest in the Series' assets and will receive a proportionate interest in the Series' income, before application, as to the Class A, Class B and Class C Shares, of any expenses under the Series' 12b-1 Plans.


     ** 1 Certificates representing shares purchased are not ordinarily issued unless a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing shares purchased by sending a letter to the Transfer Agent requesting the certificate. No charge is made for any certificate issued. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.
ALTERNATIVE PURCHASE ARRANGEMENTS


     The alternative purchase arrangements of Class A, Class B and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for his or her needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, under their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of .30% of the average daily net assets of the Class A Shares or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in the Series with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the Shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within twelve months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (.25% of which are service fees to be paid by the Fund to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase, and thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of .30% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another class.

CLASS A SHARES


     Purchases of $100,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the accompanying table, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features - Class A Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.


                                Class A Shares
--------------------------------------------------------------------------------
                                                                     Dealer's
                                 Front-End Sales  Charge as % of   Concession**
   Amount of Purchase               Offering          Amount         as % of
                                      Price          Invested     Offering Price
--------------------------------------------------------------------------------
Less than $100,000                    4.75%            5.01%          4.00%
$100,000 but under $250,000           3.75             3.92           3.00
$250,000 but under $500,000           2.50             2.57           2.00
$500,000 but under $1,000,000*        2.00             2.06           1.60
--------------------------------------------------------------------------------



* There is no front-end sales charge on purchases of $1 million or more of Class A Shares but, under certain limited circumstances, a 1% contingent deferred sales charge may apply upon redemption of such shares. The contingent deferred sales charge ("Limited CDSC") that may be applicable arises only in the case of certain net asset value purchases which have triggered the payment of a dealer's commission.


**Based upon the net asset value per share of Class A Shares as of the end of the Fund's most recent fiscal year.


***Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.

  The Fund must be notified when a sale takes place which would qualify for the reduced front-end sales charge on the basis of previous purchases or current purchases. The reduced front-end sales charge will be granted upon confirmation of the shareholder's holdings by the Fund. Such reduced front-end sales charges are not retroactive.


  From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge shown above. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the Securities Act of 1933.

     Certain dealers who enter into an agreement to provide extra training and information on Delaware Group products and services and who increase sales of Delaware Group funds may receive an additional concession of up to .15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional concession will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws.


DEALER'S COMMISSION


     For initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are effected in accordance with the following schedule:

                                                                DEALER'S
                                                               COMMISSION
                                                               ----------
                                                              (as a percent-
                                                              age of amount
AMOUNT OF PURCHASE                                              purchased)
------------------
Up to $2 million                                                  1.00%
Next $1 million up to $3 million                                   .75
Next $2 million up to $5 million                                   .50
Amount over $5 million                                             .25


     In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Group funds as to which a Limited CDSC applies (see Redemption and Repurchase) may be aggregated with those of Class A Shares of the Series. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.


     An exchange from other Delaware Group funds will not qualify for payment of the dealer's commission, unless such exchange is from a Delaware Group fund with assets as to which a dealer's commission or similar payment has not been previously paid. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor in its discretion.


CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES


     Class B and Class C Shares are purchased without the imposition of a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth below, and Class C Shares redeemed within twelve months of purchase may be subject to a CDSC of 1%. CDSC fees are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on redemption of shares received through the reinvestment of dividends or capital gains distributions. See the Prospectus for the Fund Classes under Redemption and Exchange - Waiver of CDSC - Class B and Class C Shares for a list of the instances in which the CDSC is waived.

     The following table sets forth the rates of the CDSC for Class B Shares of the Series:

                                                     CONTINGENT DEFERRED
                                                      SALES CHARGE (AS A
                                                         PERCENTAGE OF
                                                         DOLLAR AMOUNT
YEAR AFTER PURCHASE MADE                              SUBJECT TO CHARGE)
------------------------                              ------------------
       0-2                                                    4%
       3-4                                                    3%
       5                                                      2%
       6                                                      1%
       7 and thereafter                                     None

During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares of the Series, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the Series. See Automatic Conversion of Class B Shares under Buying Shares in the Fund Classes' Prospectus. Such conversion will constitute a tax-free exchange for federal income tax purposes. See Taxes in the Prospectus for the Fund Classes.

PLANS UNDER RULE 12B-1 FOR THE FUND CLASSES


     Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a separate plan for each of the Class A Shares, the Class B Shares and the Class C Shares of the Series (the "Plans"). Each Plan permits the Series to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class to which the Plan applies. The Plans do not apply to the Institutional Class of shares. Such shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of the Institutional Class shares. Shareholders of the Institutional Class may not vote on matters affecting the Plans.


     The Plans permit the Series, pursuant to the Distribution Agreement, to pay out of the assets of the Class A Shares, Class B Shares and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to the Class B and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.


     In addition, the Series may make payments out of the assets of the Class A Shares, Class B Shares and Class C Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such classes.


     The maximum aggregate fee payable by the Series under the Plans, and the Series' Distribution Agreement, is on an annual basis, .30% of the Class A Shares' average daily net assets for the year, and 1% (.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and the Class C Shares' average daily net assets for the year. The Fund's Board of Directors may reduce these amounts at any time.

     The Board of Directors has determined that the annual fee, payable on a monthly basis, under the Plan for the Class A Shares, will be equal to the sum of: (i) the amount obtained by multiplying .30% by the average daily net assets represented by the Class A Shares that were acquired by shareholders on or after May 2, 1994, and (ii) the amount obtained by multiplying .10% by the average daily net assets represented by the Class A Shares that were acquired before May 2, 1994. While this is the method for calculating the 12b-1 fees to be paid by the Class A Shares, the fee is a Class expense so that all shareholders, regardless of when they purchased their shares will bear 12b-1 expenses at the same per share rate. As Class A Shares are sold on or after May 2, 1994, the initial rate of at least .10% will increase over time. Thus, as the proportion of Class A Shares purchased on or after May 2, 1994 to outstanding Class A Shares increases, the expenses attributable to payments under the Plan will also increase (but will not exceed .30% of average daily net assets). While this describes the current formula for calculating the fees which will be payable under the Plan, the Plan permits the Series to pay a full .30% on all Class A Shares assets at any time.


     All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A, Class B and Class C Shares would be borne by such persons without any reimbursement from such classes. Subject to seeking best price and execution, the Series may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

     From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.


     The Plans and the Distribution Agreement, as amended, have all been approved by the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund and who have no direct or indirect financial interest in the Plans, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreement. Continuation of the Plans and the Distribution Agreement, as amended, must be approved annually by the Board of Directors in the same manner as specified above.


     Each year, the directors must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares and Class C Shares and that there is a reasonable likelihood of the Plan relating to a Fund Class providing a benefit to that Class. The Plans and the Distribution Agreement, as amended, may be terminated with respect to a Class at any time without penalty by a majority of those directors who are not "interested persons" or by a majority vote of the outstanding voting securities of the relevant Fund Class. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the outstanding voting securities of the relevant Fund Class, as well as by a majority vote of those directors who are not "interested persons." With respect to the Class A Shares' Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding Class B Shares. Also, any other material amendment to the Plans must be approved by a majority vote of the directors including a majority of the noninterested directors of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of directors who are not "interested persons" of the Fund must be effected by the directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review.


     For the period May 2, 1994 to November 30, 1994, payments from the Class A Shares pursuant to its Plan amount to $769,060 and such amount was used for the following purposes: $4,043 -Advertising; $1,801 - Annual/Semi-Annual Reports; $669,105 - Broker Trails; $60,989 - Commissions to Wholesalers; $23,526 - Promotional-Other; and $9,596 - Promotional-Broker Meetings.


     For the period September 6, 1994 (date of initial public offering) through November 30, 1994, payments from the Class B Shares pursuant to its Plan amounted to $2,282 and such amount was used for the following purposes: $760 - Broker Sales Charges; $557 - Broker Trails; $128 - Commission to Wholesalers; and $837 - Interest on Broker Sales Charges.


     The staff of the SEC has proposed amendments to Rule 12b-1 and other related regulations that could impact Rule 12b-1 Distribution Plans. The Fund intends to amend the Plans, if necessary, to comply with any new rules or regulations the SEC may adopt with respect to Rule 12b-1.


OTHER PAYMENTS TO DEALERS - CLASS A, CLASS B AND CLASS C SHARES

     From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to .25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Group of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares.

     Payments to dealers made in connection with seminars, conferences or contests relating to the promotion of fund shares may be in an amount up to 100% of the expenses incurred or awards made. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Group fund shares.

SPECIAL PURCHASE FEATURES - CLASS A SHARES

BUYING AT NET ASSET VALUE


     Class A Shares may be reinvested without a front-end sales charge under the Dividend Reinvestment Plan and, under certain circumstances, the 12-Month Reinvestment Privilege and the Exchange Privilege.


     Current and former officers, directors and employees of the Fund, any other fund in the Delaware Group, the Manager or any of the Manager's current affiliates and those that may in the future be created, legal counsel to the funds, and registered representatives and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares and any such class of shares of any of the funds in the Delaware Group, including any fund that may be created, at the net asset value per share. Spouses, parents, brothers, sisters and children (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase shares at net asset value. Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within six months of a change of the registered representative's employment, if the purchase is funded by proceeds from an investment where a front-end sales charge has been assessed and the redemption of the investment did not result in the imposition of a contingent deferred sales charge or other redemption charges. Purchase of Class A Shares also may be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of Class A Shares. Officers, directors and key employees of institutional clients of the Manager, or any of its affiliates, may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Such purchasers are required to sign a letter stating that the purchase is for investment only and that the securities may not be resold except to the issuer. Such purchasers may also be required to sign or deliver such other documents as the Fund may reasonably require to establish eligibility for purchase at net asset value. The Fund must be notified in advance that the trade qualifies for purchase at net asset value.

     Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a Delaware Group account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

LETTER OF INTENTION


     The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or the Fund, which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of

Intention may be dated to include shares purchased up to ninety days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on the Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within twenty days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of the Fund and of any class of any of the other mutual funds in the Delaware Group (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter. For purposes of satisfying an investor's obligation under a Letter of Intention, Class B and Class C Shares of the Series and the corresponding classes of shares of other Delaware Group funds which offer such shares may be aggregated with Class A Shares of the Series and the corresponding class of shares of the other Delaware Group funds.


     Employers offering a Delaware Group retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments in Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Group funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of the Series and other Delaware Group funds which offer corresponding classes of shares may also be aggregated for this purpose.

COMBINED PURCHASES PRIVILEGE


     In determining the availability of the reduced front-end sales charge previously set forth with respect to the Class A Shares, purchasers may combine the total amount of any combination of the Class B Shares and/or Class C Shares of the Series, as well as shares of any other class of any of the other Delaware Group funds (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited
CDSC).

     The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under twenty-one years of age; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

RIGHT OF ACCUMULATION


     In determining the availability of the reduced front-end sales charge with respect to Class A

Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of the Series, as well as shares of any other class of any of the other Delaware Group funds which offer such classes (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from shares from a Delaware Group Fund which carried a front-end sales charge, CDSC or Limited
CDSC). If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $60,000 at offering price of additional shares of Class A Shares, the charge applicable to the $60,000 purchase would currently be 3.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-MONTH REINVESTMENT PRIVILEGE


     Holders of the Class A Shares (and of the Institutional Class holding shares which were acquired through an exchange of one of the other mutual funds in the Delaware Group offered with a front-end sales charge) who redeem such shares of the Series have one year from the date of redemption to reinvest all or part of their redemption proceeds in Class A Shares of the Series or in Class A Shares of any of the other funds in the Delaware Group, subject to applicable eligibility and minimum purchase requirements, in states where shares of such other funds may be sold, at net asset value without the payment of a front-end sales charge. This privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Group offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of either Class B or Class C
Shares.

     Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. A redemption and reinvestment could have income tax consequences. It is recommended that a tax adviser be consulted with respect to such transactions. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is proposed to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

     Investors should consult their financial advisers or the Transfer Agent, which also serves as the Fund's shareholder servicing agent, about the applicability of the Limited CDSC (see Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange in the Fund Classes' Prospectus) in connection with the features described above.

GROUP INVESTMENT PLANS


     Group Investment Plans that are not eligible to purchase shares of the Institutional Class may also benefit from the reduced front-end sales charges for investments in Class A Shares set forth in the table on page 5, based on total plan assets. If a company has more than one plan investing in the Delaware Group of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Group investment accounts if they so notify the Fund in connection with each purchase. For other Retirement Plans and special services, see Retirement Plans for the Fund Classes under Investment Plans.

DECATUR INCOME FUND INSTITUTIONAL CLASS

     The Institutional Class is available for purchase only by: (a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, a division of the Manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement account from such institutional advisory accounts; (d) banks, trust companies and similar financial institutions investing for their own account or for the account of their trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the class; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

     Shares of the Institutional Class are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to Rule 12b-1 expenses.

INVESTMENT PLANS

REINVESTMENT PLAN/OPEN ACCOUNT

     Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions of the Institutional Class are reinvested in the account of the holders of such shares (based on the net asset value of the Fund in effect on the reinvestment date). A confirmation of each dividend payment from net investment income and of any distributions from realized securities profits will be mailed to shareholders in the first quarter of the fiscal year.


     Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the Fund. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectus and this Part B, are made for Class A Shares at the public offering price and, for Class B Shares, Class C Shares and the Institutional Class at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

REINVESTMENT OF DIVIDENDS IN OTHER DELAWARE GROUP FUNDS


     Subject to applicable eligibility and minimum initial purchase requirements, and the limitations set forth below, holders of Class A Shares, Class B, and Class C Shares may automatically reinvest dividends and/or distributions from the Series in any of the other mutual funds in the Delaware Group, including the Series, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. Nor will such investments be subject to a CDSC or Limited CDSC. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is proposed to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses. See also Dividend Reinvestment Plan in the Prospectus for the Fund Classes.

     Subject to the following limitations, dividends and/or distributions from other funds in the Delaware Group may be invested in shares of the Fund, provided an account has been established.

Dividends from Class A Shares may not be directed to Class B or Class C Shares of another fund in the Delaware Group. Dividends from Class B Shares may only be directed to Class B Shares of another fund in the Delaware Group that offers such class of shares. Dividends from Class C Shares may only be directed to Class C Shares of another fund in the Delaware Group that offers such class of shares. See Class B Funds and Class C Funds under Buying Shares in the Fund Classes' Prospectus for the funds in the Delaware Group that are eligible for investment by holders of Series shares.

     This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans.

INVESTING BY ELECTRONIC FUND TRANSFER


     Direct Deposit Purchase Plan--Investors may arrange for the Series to accept for investment in Class A, Class B or Class C Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.


     Automatic Investing Plan--Shareholders of the Class A, Class B and Class C Shares may make automatic investments by authorizing, in advance, monthly payments directly from their checking account for deposit into their Series account. This type of investment will be handled in either of the two ways noted below. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

     This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans.

                                 *     *     *


     Investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $25 or more for Class A Shares and $100 or more for Class B or Class C Shares. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

     Payments to the Series from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, the Series may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Series.

DIRECT DEPOSIT PURCHASES BY MAIL

     Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Series accounts. The Series will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact the Fund for proper instructions.

RETIREMENT PLANS FOR THE FUND CLASSES


     An investment in the Series may be suitable for tax-deferred retirement plans. Among the retirement plans noted below, Class B Shares are available for investment only by Individual Retirement Accounts, Simplified Employee Pension Plans, 457 Deferred Compensation Plans and 403(b)(7) Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B and Class C Shares. See the Prospectus for the Fund Classes under Redemption and Exchange - Waiver of CDSC - Class B and Class C Shares for a list of the instances in which the CDSC is waived.


     Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000 for retirement plans. Each purchase of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.


     Minimum investment limitations generally applicable to other investors do not apply to retirement plans, other than Individual Retirement Accounts ("IRAs") for which there is a minimum initial purchase of $250, and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such plans.


     Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of the Institutional Class. See Decatur Income Fund Institutional Class above. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center telephone number.


     IT IS ADVISABLE FOR AN INVESTOR CONSIDERING ANY ONE OF THE RETIREMENT PLANS DESCRIBED BELOW TO CONSULT WITH AN ATTORNEY, ACCOUNTANT OR A QUALIFIED RETIREMENT PLAN CONSULTANT. FOR FURTHER DETAILS, INCLUDING APPLICATIONS FOR ANY OF THESE PLANS, CONTACT YOUR INVESTMENT DEALER OR THE DISTRIBUTOR.


     Taxable distributions from the retirement plans described below may be subject to withholding.


     Please contact your investment dealer or the Distributor for the special application forms required for the plans described below.

PROTOTYPE PROFIT SHARING OR MONEY PURCHASE PENSION PLANS


     Prototype plans are available for self-employed individuals, partnerships and corporations which replace the former Keogh and corporate retirement plans. These plans contain profit sharing or money purchase pension plan provisions. Contributions for plans of this type may be invested only in Class A and Class C Shares.

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")


     A document is available for an individual who wants to establish an IRA by making contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year or elects to be treated as having no compensation for the year. Investments in each of the Fund Classes are permissible.

     The Tax Reform Act of 1986 (the "Act") restructured, and in some cases eliminated, the tax deductibility of IRA contributions. Under the Act, the full deduction for IRAs ($2,000 for each working spouse and $2,250 for one-income couples) was retained for all taxpayers who are not covered by an employer-sponsored retirement plan. Even if a taxpayer (or his or her spouse) is covered by an employer-sponsored retirement plan, the full deduction is still available if the taxpayer's adjusted gross income is below $25,000 ($40,000 for taxpayers filing joint returns). A partial deduction is allowed for married couples with incomes between $40,000 and $50,000, and for single individuals with incomes between $25,000 and $35,000. The Act does not permit deductions for contributions to IRAs by taxpayers whose adjusted gross income before IRA deductions exceeds $50,000 ($35,000 for singles) and who are active participants in an employer-sponsored retirement plan. Taxpayers who are not allowed deductions on IRA contributions still can make nondeductible IRA contributions of as much as $2,000 for each working spouse ($2,250 for one-income couples), and defer taxes on interest or other earnings from the IRAs. Special rules apply for determining the deductibility of contributions made by married individuals filing separate returns.

     A company or association may establish a Group IRA for employees or members who want to purchase shares of the Series. Purchases of $1 million or more of the Class A Shares qualify for purchase at net asset value but may, under certain circumstances, be subject to a Limited CDSC. See Purchasing Shares concerning reduced front-end sales charges applicable to Class A Shares.


     Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. See Class B Shares and Class C Shares under Alternative Purchase Arrangements, Contingent Deferred Sales Charge - Class B Shares and Class C Shares, and Waiver of CDSC - Class B and Class C Shares in the Fund Classes' Prospectus concerning the applicability of a CDSC upon redemption.

     See Appendix A for additional IRA information.

SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP/IRA")


     A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Fund Classes is available for investment by a SEP/IRA.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN ("SAR/SEP")


     Employers with 25 or fewer eligible employees can establish this plan which permits employer contributions and salary deferral contributions in Class A Shares and Class C Shares only.

PROTOTYPE 401(K) DEFINED CONTRIBUTION PLAN


     Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares and Class C Shares or certain other funds in the Delaware Group. Purchases under the plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table on page 6.

DEFERRED COMPENSATION PLAN FOR PUBLIC SCHOOLS AND NON-PROFIT ORGANIZATIONS ("403(B)(7)")


     Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase any of the Fund Classes in conjunction with such an arrangement. Applicable front-end sales charges with respect to Class A Shares for such purchases are set forth in the table on page 6.

DEFERRED COMPENSATION PLAN FOR STATE AND LOCAL GOVERNMENT EMPLOYEES ("457")


     Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of any of the Fund Classes. Although investors may use their own plan, there is available a Delaware Group 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Applicable front-end sales charges for such purchases of Class A Shares are set forth in the table on page 6.

DETERMINING OFFERING PRICE AND NET ASSET VALUE


     Orders for purchases of Class A Shares are effected at the offering price next calculated by the Fund after receipt of the order by the Fund or its agent. Orders for purchases of Class B Shares, Class C Shares and the Institutional Class are effected at the net asset value per share next calculated after receipt of the order by the Fund or its agent. Selling dealers have the responsibility of transmitting orders promptly.


     The offering price for Class A Shares consists of the net asset value per share plus any applicable front-end sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Fund will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.


     An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, is included in the Series' financial statements which are incorporated by reference into this Part B.

     The Series' net asset value per share is computed by adding the value of all the Series' securities and other assets, deducting any liabilities of the Series, and dividing by the number of Series shares outstanding. Expenses and fees are accrued daily. Portfolio securities, except for bonds, which are primarily traded on a national or foreign securities exchange are valued at the last sale price on that exchange. Options are valued at the last reported sales price or, if no sales are reported, at the mean between bid and asked prices. Securities not traded on a particular day, over-the-counter securities and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than sixty days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Use of a pricing service has been approved by the Board of Directors. Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith and in a method approved by the Board of Directors.

     Each Class of the Series will bear, pro-rata, all of the common expenses of the Series. The net asset values of all outstanding shares of each Class of the Series will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Series represented by the value of shares of that Class. All income earned and expenses incurred by the Series will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Series represented by the value of shares of such Classes, except that the Institutional Class will not incur any of the expenses under the Series' 12b-1 Plans and Class A, Class B and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each Class, the net asset value of each Class of the Series will vary.

REDEMPTION AND REPURCHASE


     Any shareholder may require the Fund to redeem Series shares by sending a WRITTEN REQUEST, signed by the record owner or owners exactly as the shares are registered, to the Fund, 1818 Market Street, Philadelphia, PA 19103. In addition, certain expedited redemption methods described below are available when stock certificates have not been issued. The Fund does not issue certificates for Class A Shares, Class C Shares or Institutional Class shares, unless a shareholder specifically requests them. The Fund does not issue certificates for Class B Shares or Class C Shares. If stock certificates have been issued for shares being redeemed, they must accompany the written request. For redemptions of $50,000 or less paid to the shareholder at the address of record, the Fund requires a request signed by all owners of the shares or the investment dealer of record, but does not require signature guarantees. When the redemption is for more than $50,000, or if payment is made to someone else or to another address, signatures of all record owners are required and a signature guarantee may be required. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may request further documentation from corporations, retirement plans, executors, administrators, trustees or guardians.


     In addition to redemption of Series shares by the Fund, the Distributor, acting as agent of the Fund, offers to repurchase Series shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the Fund or its agent, subject to any applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See Determining Offering Price and Net Asset Value. The Fund and the Distributor end their business day at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.


     Orders for the repurchase of Series shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to any applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.


     Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange in the Series' Prospectus for the Fund Classes. Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class C Shares are subject to a CDSC of 1% if shares are redeemed within twelve months following purchase. See Contingent Deferred Sales Charge under Buying Shares in the Series' Prospectus for the Fund Classes. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below, for which there is currently a $7.50 bank wiring cost, neither the Fund nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

     Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order.

     If a shareholder who recently purchased shares by check seeks to redeem all or a portion of those shares in a written request, the Fund will honor the redemption request but will not mail the proceeds until it is reasonably satisfied of the collection of the investment check. This potential delay can be avoided by making investments by wiring Federal Funds.

     If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund will automatically redeem from the shareholder's account the Series shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Series or to the Distributor.

     In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practical, or it is not reasonably practical for the Series fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Series may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

     Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, the Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated to redeem Series shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Series during any 90-day period for any one shareholder.

     The value of the Series' investments is subject to changing market prices. Thus, a shareholder reselling shares to the Series may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

SMALL ACCOUNTS


     Before the Fund involuntarily redeems shares from an account that, under the circumstances listed in the relevant Prospectus, has remained below the minimum amounts required by the Series' Prospectuses and sends the proceeds to the shareholder, the shareholder will be notified in writing that the value of the shares in the account is less than the minimum required and will be allowed sixty days from the date of notice to make an additional investment to meet the required minimum. See The Conditions of Your Purchase under Buying Shares in the Series' Prospectuses. Any redemption in an inactive account established with a minimum investment may trigger mandatory redemption. No CDSC or Limited CDSC will apply to the redemptions described in this paragraph.


     Effective November 29, 1995, the minimum initial investment in Class A Shares was increased from $250 to $1,000. Class A accounts that were established before November 29, 1995 and maintain a balance in excess of $250 will not presently be subject to the $9 quarterly service fee that may be assessed on accounts with balances below the stated minimum, nor subject to involuntary redemption.


                                 *     *     *


     The Fund has available certain redemption privileges, as described below. The Fund reserves the right to suspend or terminate these expedited payment procedures upon sixty days' written notice to shareholders.


EXPEDITED TELEPHONE REDEMPTIONS

     Shareholders of the Fund Classes or their investment dealers of record wishing to redeem any amount of shares of $50,000 or less for which certificates have not been issued may call the Fund at 800-523-1918 (in Philadelphia, 215-988-1241) or, in the case of shareholders of the Institutional Class, their Client Services Representative at 800-828-5052 prior to the time the offering price and net asset value are determined, as noted above, and have the proceeds mailed to them at the record address. Checks payable to the shareholder(s) of record will normally be mailed the next business day, but no later than seven days, after the receipt of the redemption request. This option is only available to individual, joint and individual fiduciary-type accounts.

     In addition, redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check by calling the Fund, as described above. An authorization form must have been completed by the shareholder and filed with the Fund before the request is received. Payment will be made by wire or check to the bank account designated on the authorization form as follows:

     1. PAYMENT BY WIRE: Request that Federal Funds be wired to the bank account designated on the authorization form. Redemption proceeds will normally be wired on the next business day following receipt of the redemption request. There is a $7.50 wiring fee (subject to change) charged by CoreStates Bank, N.A. which will be deducted from the withdrawal proceeds each time the shareholder requests a redemption. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account.


     2. PAYMENT BY CHECK: Request a check be mailed to the bank account designated on the authorization form. Redemption proceeds will normally be mailed the next business day, but no later than seven days, from the date of the telephone request. This procedure will take longer than the Payment by Wire option (1 above) because of the extra time necessary for the mailing and clearing of the check after the bank receives it.

     REDEMPTION REQUIREMENTS: In order to change the name of the bank and the account number it will be necessary to send a written request to the Fund and a signature guarantee may be required. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness.

     To reduce the shareholder's risk of attempted fraudulent use of the telephone redemption procedure, payment will be made only to the bank account designated on the authorization form.

     The Fund will not honor telephone redemptions for Series shares recently purchased by check unless it is reasonably satisfied that the purchase check has cleared.

     If expedited payment under these procedures could adversely affect the Series, the Fund may take up to seven days to pay the shareholder.

     Neither the Fund nor the Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Series shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by shareholders of the Fund Classes are generally tape recorded. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

SYSTEMATIC WITHDRAWAL PLAN


     Shareholders of the Class A Shares, Class B Shares and Class C Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Series does not recommend any specific amount of withdrawal. This $5,000 minimum does not apply for the Series' prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.


     Checks are dated either the 1st or 15th of the month, as selected by the shareholder,

(unless such date falls on a holiday or a weekend) and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market.


     The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.


     Withdrawals under this plan by the holders of Class A Shares or any similar plan of any other investment company charging a front-end sales charge made concurrently with the purchases of the Class A Shares of this or the shares of any other investment company will ordinarily be disadvantageous to the shareholder because of the payment of duplicative sales charges. Shareholders should not purchase Class A Shares while participating in a Systematic Withdrawal Plan and a periodic investment program in a fund managed by the Manager must be terminated before a Systematic Withdrawal Plan can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in Delaware Group funds which do not carry a sales charge. Also, redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. Redemptions of Class B Shares or Class C Shares pursuant to a Systematic Withdrawal Plan may be subject to a CDSC unless the annual amount selected to be withdrawn is less than 12% of the account balance on the date that the Systematic Withdrawal Plan was established. See Waiver of CDSC - Class B and Class C Shares and Waiver of Limited CDSC Class A Shares under Redemption and Exchange in the Prospectus for the Fund Classes.

     An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice. The Systematic Withdrawal Plan is not available with respect to the Institutional Class.

WEALTH BUILDER OPTION

     Shareholders of the Fund Classes may elect to invest in one or more of the other mutual funds in the Delaware Group through our Wealth Builder Option. Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Group, subject to the conditions and limitations set forth in the Fund Classes' Prospectus. See Wealth Builder Option and Redemption and Exchange in the Prospectus for the Fund Classes.

     The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

     Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Exchange Privilege for a brief summary of the tax consequences of exchanges.

     Shareholders can also use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Group, subject to the conditions and limitations described in the Fund Classes' Prospectus. Shareholders can terminate their participation at any time by written notice to the Fund.

     This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Class.

DISTRIBUTIONS AND TAXES


     The Series has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. As such, the Fund will not be subject to federal income tax on net investment income and net realized capital gains which are distributed to shareholders.


     Each Class of shares of the Series will share proportionately in the investment income and expenses of the Series, except that the Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.


     The Series intends to pay dividends from net investment income on a monthly basis. Distributions of net capital gains, if any, realized on sales of investments will be distributed annually during the quarter following the close of the fiscal year. All dividends and any capital gains distributions will be automatically credited to the shareholder's account in additional Series shares of the same Class of the Series unless, in the case of shareholders in the Fund Classes, the shareholder requests in writing that such dividends and/or distributions be paid in cash. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again.

     Any check in payment of dividends or other distributions which cannot be delivered by the U.S. Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. The Series may deduct from a shareholder's account the costs of the Series' effort to locate a shareholder if a shareholder's mail is returned by the U.S. Post Office or the Series is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services. During the fiscal year ended November 30, 1994, dividends totaling $0.86, $0.17 and $0.62 per share of the Class A Shares, the Class B Shares and the Institutional Class, respectively, were paid from net investment income and a long-term capital gain of $0.952 and short-term capital gain of $0.798 per share of the Class A Shares was paid from realized securities profits. In addition to dividend payments from net investment income, a capital gain of $0.42 per share of each Class was paid from realized securities profits on January 5, 1995 to shareholders of record December 27, 1994. Class B Shares were first offered to the public on September 6, 1994 and the Institutional Class was first offered to the public on January 13, 1994.

     Persons not subject to tax will not be required to pay taxes on distributions.

     Dividends from investment income and short-term capital gains distributions are treated by shareholders as ordinary income for federal income tax purposes, whether received in cash or in additional shares. Distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of the length of time an investor has held such shares, and these gains are currently taxed at long-term capital gain rates.

     Under the Tax Reform Act of 1986, each Series of the Fund is treated as a single tax entity and capital gains and losses for each Series are calculated separately.


     A portion of the Series' dividends may qualify for the dividends-received deduction for corporations provided in the federal income tax law. The portion of dividends paid by the Series that so qualifies will be designated each year in a notice mailed to the Series' shareholders, and cannot exceed the gross amount of dividends received by the Series from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Series if the Series was a regular corporation. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. For the fiscal year ended November 30, 1994, 100% of the Series' dividends from net investment income was eligible for this deduction.

     Shareholders will be notified annually by the Fund as to the federal income tax status of dividends and distributions paid by the Series.

INVESTMENT MANAGEMENT AGREEMENT

     The Manager, located at One Commerce Square, Philadelphia, PA 19103, furnishes investment management services to tthe series to the supervision and direction of the Fund's Board of Directors.

     The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. The aggregate assets of these funds on November 30, 1994 were approximately $9,237,192,000. Investment advisory services are also provided to institutional accounts with assets on November 30, 1994 of approximately $15,544,258,000.


      The Investment Management Agreement for the Series is dated April 3, 1995 and was approved by shareholders on March 29, 1995.


     The Agreement has an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Series, and only if the terms and the renewal thereof have been approved by the vote of a majority of the directors of the Fund who are not parties thereto or interested persons of any such party, cast in person at a voting on such approval. The Agreement is terminable without penalty on sixty days' notice by the directors of the Fund or by the Manager. The Agreement will terminate automatically in the event of its assignment.

     The Investment Management Agreement provides that the Series shall pay the Manager a management fee payable monthly and computed on the net asset value of the Series as of each day at the annual rate of .6% on the first $100 million of average daily net assets of the Series, .525% on the next $150 million, .5% on the next $250 million and .475% on the average daily net assets in excess of $500 million, less all directors' fees paid to the unaffiliated directors by the Series.

     On November 30, 1994, the total net assets of the Series were $1,338,753,689. Investment management fees paid by the Series during the past three fiscal years were $7,657,581 for 1992, $7,496,533 for 1993 and $7,128,034 for 1994.

     Under the general supervision of the Board of Directors, the Manager makes all investment decisions which are implemented by the Fund. The Manager pays the salaries of all directors, officers and employees of the Fund who are affiliated with the Manager. The Series pays all of its other expenses, including its proportionate share of rent and certain other administrative expenses.


     The ratio of expenses to average daily net assets for the Decatur Income Fund A Class for the fiscal year ended November 30, 1994 was 0.81%. The ratio of expenses to average daily net assets for the Decatur Income Fund Institutional Class for the period January 13, 1994 (date of initial public offering) to November 30, 1994 was 0.70%, annualized. Based on expenses incurred by the Class A Shares during its fiscal year ended November 30, 1994 the expenses of the Class B Shares are expected to be 1.70% for the fiscal year ending November 30, 1995. The ratios for the Class A Shares and the Class B Shares reflect the impact of their respective 12b-1 Plan. The Series anticipates that the ratio of expenses to average daily net assets of Class C Shares will be identical to that of the Class B Shares.

     By California regulation, the Manager is required to waive certain fees and reimburse the Series for certain expenses to the extent that the Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 2 1/2% of the first $30 million of average daily net assets, 2% of the next $70 million of average daily net assets and 1 1/2% of any additional average daily net assets. For the fiscal year ended November 30, 1994, no such reimbursement was necessary or paid.

DISTRIBUTION AND SERVICE


     The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), located at 1818 Market Street, Philadelphia, PA 19103, serves as the national distributor of Series shares under a Distribution Agreement dated April 3, 1995, as amended on November 29, 1995. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Series on behalf of Class A Shares, Class B Shares and Class C Shares under their respective 12b-1 Plans. Prior to January 3, 1995, Delaware Distributors, Inc. ("DDI") served as the national distributor of the Series' shares. On that date Delaware Distributors, L.P., a newly formed limited partnership, succeeded to the business of DDI. All officers and employees of DDI became officers and employees of Delaware Distributors, L.P. DDI is the corporate general partner of Delaware Distributors, L.P. and both DDI and Delaware Distributors, L.P. are indirect, wholly-owned subsidiaries of Delaware Management Holdings, Inc.

     The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 1818 Market Street, Philadelphia, PA 19103, serves as the Series' shareholder servicing, dividend disbursing and transfer agent pursuant to a Shareholders Services Agreement dated June 29, 1988. The Transfer Agent is also an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc.

OFFICERS AND DIRECTORS


     The business and affairs of the Fund are managed under the direction of its Board of Directors.

     Certain officers and directors of the Fund hold identical positions in each of the other funds in the Delaware Group. On September 15, 1995, the Fund's officers and directors owned less than 1% of the outstanding shares of, respectively, the Class A Shares, the Class B Shares and the Institutional Class.


     As of October 31, 1995, the Fund believes the following shareholders held 5% or more of the outstanding shares of, respectively, the Institutional Class and Class B Shares:


     The Northern Trust Company, Cust. J. Paul Getty Trust, 26-00813/2-255243, P.O. Box 92956, Chicago, IL 60690 held 1,973,880 shares (19.06%); Price
Waterhouse, LLP, 401(k) Savings Plan, National Administrative Center, P.O. Box 30004, Tampa, FL 33630 held 1,859,887 shares (17.96%); Patterson & Co., PNB
Personal Trust Accounting, P.O. Box 7829, Philadelphia, PA 19101 held 1,039,076 shares (10.03%); Brigham Young University, R L Ball & Associates, C-242 ASB, Provo, UT 84602 held 971,663 shares (9.38%); and Grace S & W Linton Nelson Foundation Incorporated 7/5/89, c/o Fred C. Aldridge, Jr., 940 West Valley Road, Suite 1601, Wayne, PA 19087 held 746,759 shares (7.21%) of the outstanding shares of the Institutional Class. Merrill, Lynch, Pierce, Fenner & Smith Inc., Mutual Fund Operations, Attention Book Entry, 4800 Deer Lake Drive East 3rd Fl., Jacksonville, FL 32246 held of record for the benefit of others 77,760 (8.45%) of the outstanding shares of the Class B Shares.


     DMH Corp., Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd. and Delaware Investment Counselors, Inc. are direct or indirect, wholly-owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly-owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. In connection with the merger, a new Investment Management Agreement between the Fund, on behalf of the Series, and the Manager was executed following shareholder approval. DMH and the Manager are now wholly-owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

     Directors and principal officers of the Fund are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and director is One Commerce Square, Philadelphia, PA 19103.

*WAYNE A. STORK (58)


     Chairman, President, Chief Executive Officer, Director and/or Trustee of the Fund, 15 other funds in the Delaware Group (which excludes Delaware Pooled Trust, Inc.), and Delaware Management Holdings, Inc.


     Chairman and Director of Delaware Pooled Trust, Inc. and Delaware Investment Counselors, Inc.


     Chairman, Chief Executive Officer, Chief Investment Officer and Director of Delaware Management Company, Inc.


     Chairman, Chief Executive Officer and Director of DMH Corp.,


     Delaware International Advisers Ltd., Delaware International Holdings Ltd. and Founders Holdings, Inc.


     Director of Delaware Distributors, Inc. and Delaware Service Company,
Inc.


     During the past five years, Mr. Stork has served in various executive capacities at different times within the Delaware organization.


WINTHROP S. JESSUP (50)


     Executive Vice President of the Fund, 15 other funds in the Delaware Group (which excludes Delaware Pooled Trust, Inc.) and Delaware Management Holdings, Inc.


     President and Chief Executive Officer of Delaware Pooled Trust, Inc.


     President and Director of Delaware Investment Counselors, Inc.


     Executive Vice President and Director of DMH Corp., Delaware Management Company, Inc. Delaware International Holdings Ltd. and Founders Holdings, Inc.

     Vice Chairman and Director of Delaware Distributors, Inc.


     Vice Chairman of Delaware Distributors, L.P..


     Director of Delaware Management Trust Company, Delaware Service Company, Inc. and Delaware International Advisers Ltd. During the past five years, Mr. Jessup has served in various executive capacities at different times within the Delaware organization.

RICHARD G. UNRUH, JR. (56)


     Executive Vice President of the Fund and each of the other 16 funds in the Delaware Group.

     Executive Vice President and Director of Delaware Management
     Company,Inc.

     Senior Vice President of Delaware Management Holdings, Inc.


     Director of Delaware International Advisers Ltd.


     During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware organization.


WALTER P. BABICH (68)


     Director and/or Trustee of the Fund and each of the other 16 funds in the Delaware Group.


     460 North Gulph Road, King of Prussia, PA  19406.


     Board Chairman, Citadel Constructors, Inc.


     From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to 1991, he was a partner of I&L Investors.



________________________
*Director affiliated with the investment manager of the Fund and considered an "interested person" as defined in the Investment Company Act of 1940.

ANTHONY D. KNERR (56)




     Director and/or Trustee of the Fund and each of the other 16 funds in the Delaware Group. 500 Fifth Avenue, New York, NY 10110.

Consultant, Anthony Knerr & Associates.


           From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and Treasurer of Columbia **8 University, New York. From 1987 to 1989, he was also a lecturer in English at the University. In addition, Mr. Knerr was Chairman of The Publishing Group, Inc., New York, from 1988 to 1990. Mr. Knerr founded The Publishing Group, Inc. in 1988.


ANN R. LEVEN (55)


     Director and/or Trustee of the Fund and each of the other 16 funds in the Delaware Group. 785 Park Avenue, New York, NY 10021. Treasurer, National Gallery of Art.


           From 1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal Officer of the Smithsonian **10 Institution, Washington, D C, and from 1975 to 1994, she was Adjunct Professor of Columbia Business School.


W. THACHER LONGSTRETH (75)

     Director and/or Trustee of the Fund and each of the other 16 funds in the Delaware Group.

1617 John F. Kennedy Boulevard, Philadelphia, PA  19103.

     Vice Chairman, Packquisition Corp., a financial printing, commercial printing and information processing firm.
     Philadalphia City Councilman.

     President, MLW, Associates.

     Director, Tasty Baking Company.

     Director, Healthcare Services Group.

CHARLES E. PECK (69)


     Director and/or Trustee of the Fund and each of the other 16 funds in the Delaware Group.

     P.O. Box 1102, Columbia, MD  21044.
     Secretary, Enterprise Homes, Inc.
     From 1981 to 1990, Mr. Peck was Chairman and Chief Executive Officer of The Ryland Group,
        Inc., Columbia, MD.

DAVID K. DOWNES (55)


     Senior Vice President/Chief Administrative Officer/Chief Financial Officer of the Fund, each of the other 16 funds in the Delaware Group and Delaware Management Company, Inc. Chairman and Director of Delaware Management Trust Company.
     Senior Vice President/Chief Chief Administrative Officer/Chief Financial
        Officer/Treasurer of Delaware Management Holdings, Inc.
     Senior Vice President/Chief Financial Officer/Treasurer and Director of DMH
        Corp.
     Senior Vice President/Chief Administrative Officer/Chief Financial Officer
        and Director of Delaware Service Company, Inc.
     Senior Vice President/Chief Administrative Officer of Delaware
        Distributors, L.P.
     Senior Vice President/Chief Administrative Officer of Delaware
        Distributors, Inc .
     Chief Financial Officer and Director of Delaware International Holdings
        Ltd.
     Senior Vice President/Chief Financial Officer/Treasurer of Delaware
        Investment Counselors, Inc.
     Senior Vice President and Director of Founders Holdings, Inc.
     Director of Delaware International Advisers Ltd.
     Before joining the Delaware Group in 1992, Mr. Downes was Chief
        Administrative Officer, Chief Financial Officer and Treasurer of Equitable Capital Management Corporation, New York, from December 1985 through August 1992, Executive Vice President from December 1985 through March 1992, and Vice Chairman from March 1992 through August 1992.

GEORGE M. CHAMBERLAIN, JR. (48)


     Senior Vice President and Secretary of the Fund, each of the other 16 funds in the Delaware Group, Delaware Management Holdings, Inc., Delaware Distributors, L.P. and Delaware Investment Counselors, Inc.
        Executive Vice President and Secretary of Delaware Management Trust Company.
     Senior Vice President, Secretary and Director of DMH Corp., Delaware
        Management Company, Inc., Delaware Distributors, Inc. and Delaware Service Company, Inc.
     Corporate Vice President, Secretary and Director of Founders Holdings,
        Inc.Secretary and Director of Delaware International Holdings Ltd. Director of Delaware International Advisers Ltd.
        Attorney.
        During the past five years, Mr. Chamberlain has served in various capacities at different times within the Delaware organization.


JOHN B. FIELDS (50)

     Vice President/Senior Portfolio Manager of the Fund, of seven other equity funds in the Delaware Group and of Delaware Management Company, Inc. Before joining the Delaware Group in 1992, Mr. Fields served as a director of domestic equity risk management for DuPont, Wilmington, DE.

JOSEPH H. HASTINGS (45)

     Vice President/Corporate Controller of the Fund, each of the other 16 funds in the Delaware Group, Delaware Management Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Investment Counselors, Inc. and Founders Holdings, Inc.

    Executive Vice President/Treasurer/Chief Financial Officer of Delaware Management Trust Company.
    Assistant Treasurer of Founders CBO Corporation.
    1818 Market Street, Philadelphia, PA  19103.
    Before joining the Delaware Group in 1992, Mr. Hastings was Chief Financial
        Officer for Prudential Residential Services, L.P., New York, NY from 1989 to 1992. Prior to that, Mr. Hastings served as Controller and Treasurer for Fine Homes International, L.P., Stamford, CT from 1987 to 1989.

MICHAEL P. BISHOF (33)

    Vice President/Treasurer of the Fund, each of the other 16 funds in the Delaware Group, Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Founders Holdings, Inc. and Founders CBO Corporation.
    Prior to joining the Delaware Group in 1995, Mr. Bishof was a vice president for Bankers Trust, New York, NY from 1994 to 1995, a vice president for CS First Boston Investment Management, New York, NY from 1993 to 1994 and an assistant vice president for Equitable Capital Management Corporation, New York, NY from 1987 to 1993.

   The following is a compensation table listing for each director entitled to receive compensation, the aggregate compensation received from the Fund and the total compensation received from all Delaware Group funds for the fiscal year ended November 30, 1994 and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan for Directors/Trustees as of November 30, 1994.



                                          PENSION OR
                                          RETIREMENT     ESTIMATED      TOTAL
                                           BENEFITS       ANNUAL    COMPENSATION
                            AGGREGATE       ACCRUED      BENEFITS    FROM ALL 17
                           COMPENSATION   AS PART OF       UPON        DELAWARE
          NAME              FROM FUND    FUND EXPENSES  RETIREMENT*  GROUP FUNDS

W. Thacher Longstreth       $5,401.00        None         $18,100     $39,619.35
Ann R. Leven                $6,253.86        None         $18,100     $44,590.02
Walter P. Babich            $6,083.32        None         $18,100     $43,595.90
John J. Connolly, Ed.D.     $5,401.00        None         $18,100     $39,619.35
Anthony D. Knerr            $6,166.48        None         $18,100     $43,962.29
Charles E. Peck             $5,058.00        None         $18,100     $36,483.40
John H. Durham              $4,715.00        None         $18,100     $33,813.40


* Under the terms of the Delaware Group Retirement Plan for Directors/Trustees, each disinterested director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each fund in the Delaware Group for a period equal to the lesser of the number of years that such person served as a director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to directors of each fund at the time of such person's retirement. If an eligible director retired as of November 30, 1994, he or she would be entitled to annual payments totaling $18,100, in the aggregate, from all of the funds in the Delaware Group, based on the number of funds in the Delaware Group as of that date.

EXCHANGE PRIVILEGE


     The exchange privileges available for shareholders of the Classes and for shareholders of classes of other funds in the Delaware Group are set forth in the relevant prospectuses for such classes. The following supplements that information. The Fund may modify, terminate or suspend the exchange privilege upon sixty days' notice to shareholders.

     All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses. A shareholder requesting an exchange will be sent a current prospectus and an authorization form for any of the other mutual funds in the Delaware Group. Exchange instructions must be signed by the record owner(s) exactly as the shares are registered.

     An exchange constitutes, for tax purposes, the sale of one fund or series and the purchase of another. The sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.

     In addition, investment advisers and dealers may make exchanges between funds in the Delaware Group on behalf of their clients by telephone or other expedited means. This service may be discontinued or revised at any time by the Transfer Agent. Such exchange requests may be rejected if it is determined that a particular request or the total requests at any time could have an adverse effect on any of the funds. Requests for expedited exchanges may be submitted with a properly completed exchange authorization form, as described above.

TELEPHONE EXCHANGE PRIVILEGE

     Shareholders owning shares for which certificates have not been issued or their investment dealers of record may exchange shares by telephone for shares in other mutual funds in the Delaware Group. This service is automatically provided unless the Fund receives written notice from the shareholder to the contrary.


     Shareholders or their investment dealers of record may contact the Transfer Agent at 800-523-1918 (in Philadelphia, 215-988-1241) or, in the case of shareholders of the Institutional Class, their Client Services Representative at 800-828-5052, to effect an exchange. The shareholder's current Series account number must be identified, as well as the registration of the account, the share or dollar amount to be exchanged and the fund into which the exchange is to be made. Requests received on any day after the time the offering price and net asset value are determined will be processed the following day. See Determining Offering Price and Net Asset Value. Any new account established through the exchange will automatically carry the same registration, shareholder information and dividend option as the account from which the shares were exchanged. The exchange requirements of the fund into which the exchange is being made, such as sales charges, eligibility and investment minimums, must be met. (See the prospectus of the fund desired or inquire by calling the Transfer Agent or, as relevant, your Client Services Representative.) Certain funds are not available for retirement plans.

     The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Group. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and the Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.


     As described in the Fund's Prospectuses, neither the Fund nor the Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Series shares which are reasonably believed to be genuine.


RIGHT TO REFUSE TIMING ACCOUNTS

     With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Series reserves the right to refuse any new Timing Arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Group funds from Timing Firms. The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks or an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.


RESTRICTIONS ON TIMED EXCHANGES


     Timing Accounts operating under existing Timing Agreements may only execute exchanges between the following eight Delaware Group funds: (1) Decatur Income Fund, (2) Decatur Total Return Fund, (3) Delaware Fund, (4) Limited-Term Government Fund, (5) Tax-Free USA Fund, (6) Delaware Cash Reserve, (7) Delchester Fund, and (8) Tax-Free Pennsylvania Fund. No other Delaware Group funds will be available for Timed Exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Group funds not listed above may not be reinvested back into that Timing Account. The Fund reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a timing pattern (as described above).


     The Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected.
A shareholder's purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.


      The Series will terminate, except as noted above, all exchange privileges, including telephone and written redemption privileges, previously made available to Timing Firms. At such time, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

     Following is a summary of the investment objectives of the other Delaware Group funds:

     DELAWARE FUND seeks long-term growth by a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. DEVON FUND seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks the Manager believes have the potential for above average dividend increases over time.

     TREND FUND seeks long-term growth by investing in common stock issued by emerging growth companies exhibiting strong capital appreciation potential.

     VALUE FUND seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

     DELCAP FUND seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

     DECATUR TOTAL RETURN FUND seeks long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal.


     DELCHESTER FUND seeks as high a current income as possible by investing principally in corporate bonds, and also in U.S. Government securities and commercial paper.


     U.S. GOVERNMENT FUND seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


     LIMITED-TERM GOVERNMENT FUND seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and instruments secured by such securities. U.S. GOVERNMENT MONEY FUND seeks maximum current income with preservation of principal and maintenance of liquidity by investing only in short-term securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such securities, while maintaining a stable net asset value.

     DELAWARE CASH RESERVE seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.

     TAX-FREE USA FUND seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. TAX-FREE INSURED FUND invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. TAX-FREE USA INTERMEDIATE FUND seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.

     TAX-FREE MONEY FUND seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.

     TAX-FREE PENNSYLVANIA FUND seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital.

     INTERNATIONAL EQUITY FUND seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. GLOBAL BOND FUND seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed income securities that may also provide the potential for capital appreciation. GLOBAL ASSETS FUND seeks to achieve long-term total return by investing in global securities which will provide higher current income than a portfolio comprised exclusively of equity securities, along with the potential for capital growth.


     DELAWARE GROUP PREMIUM FUND offers nine series available exclusively as funding vehicles for certain insurance company separate accounts. EQUITY/INCOME SERIES seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. HIGH YIELD SERIES seeks as high a current income as possible by investing in rated and unrated corporate bonds, U.S. Government securities and commercial paper. CAPITAL RESERVES SERIES seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. MONEY MARKET SERIES seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. GROWTH SERIES seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. Multiple Strategy Series seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. INTERNATIONAL EQUITY SERIES seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers that provide the potential for capital appreciation and income. VALUE SERIES seeks capital appreciation by investing in small- to mid-cap common stocks whose market values appear low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. EMERGING GROWTH SERIES seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective.

     For more complete information about any of these funds, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.


     Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus(es).

GENERAL INFORMATION


     The Manager is the investment manager of the Series. The Manager or its affiliate, Delaware International Advisers Ltd., also manages the other funds in the Delaware Group. The Manager, through a separate division, also manages private investment accounts. While investment decisions for the Series are made independently from those of the other funds and accounts, they may make investment decisions at the same time.


     Access persons and advisory persons of the Delaware Group of funds, as those terms are defined in Rule 17j-1 under the Investment Company Act of 1940, who provide services to the Manager, Delaware International Advisers Ltd. or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance is received;
(3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities; (4) opening positions may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance
Officer.

     The Distributor acts as national distributor for the Fund and for the other mutual funds in the Delaware Group. As previously described, prior to January 3, 1995, DDI served as the national distributor for the Fund. In its capacity as such, DDI received net commissions from the Fund on behalf of the Class A Shares of the Series after reallowances to dealers, as follows:


FISCAL       TOTAL AMOUNT     AMOUNTS       NET
YEAR       OF UNDERWRITING   REALLOWED   COMMISSION
ENDING        COMMISSION     TO DEALERS    TO DDI
----------  ---------------  ----------  ----------

11/30/94      $2,113,539     $1,761,778    $351,761
11/30/93       2,354,791      1,898,608     456,183
11/30/92       3,077,967      2,484,505     593,462

     For the period September 6, 1994 (date of initial public offering) through November 30, 1994, in its capacity as the Fund's national distributor, DDI received CDSC payments in the amount of $10 with respect to the Class B Shares.


     Effective as of January 3, 1995, all such payments described above have been paid to the Distributor.

     The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for the Fund and for the other mutual funds in the Delaware Group. The Transfer Agent is paid a fee by the Series for providing these services consisting of an annual per account charge of $5.50 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Directors, including a majority of the unaffiliated directors.

     The Manager and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of the Fund's advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause the Fund to delete the words "Delaware Group" from the Fund's name.


     Chemical Bank, 450 West 33rd Street, New York, NY 10001, is custodian of the Series' securities and cash. As custodian for the Series, Chemical Bank maintains a separate account or accounts for the Series; receives, holds and releases portfolio securities on account of the Series; receives and disburses money on behalf of the Series; and collects and receives income and other payments and distributions on account of the Series' portfolio securities.


     The legality of the issuance of the shares offered hereby, registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, has been passed upon for the Fund by Stradley, Ronon, Stevens & Young, Philadelphia, Pennsylvania.

CAPITALIZATION


     The Fund has a present authorized capitalization of seven hundred fifty million shares of capital stock with a $1.00 par value per share. Prior to January 13, 1994, the Series offered only one class of shares, the class currently designated the Class A Shares. Beginning January 13, 1994, the Series began offering the Institutional Class, beginning September 6, 1994, the Series began offering the Class B Shares, and beginning as of the date of this Part B, the Fund began offering the Class C Shares. Each
Class represents a proportionate interest in the assets of the Series, and each has the same voting and other rights and preferences as the other classes of the Series, except that shares of the Institutional Class may not vote on any matter affecting the Fund Classes' Plans under Rule 12b-1. Similarly, as a general matter, shareholders of the Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the 12b-1 Plan that relates to the Class of Shares that they hold. However, Class B Shares may vote on a proposal to increase materially the fees to be paid by the Series under the Plan relating to Class A Shares. General expenses of the Series will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Plans of the Class A, Class B and Class C Shares will be allocated solely to those classes. While all shares have equal voting rights on matters affecting the entire Fund, the Series would vote separately on any matter which affects only this Series, such as any change in its own investment objective and policies or action to dissolve the Series and as otherwise prescribed by the Investment Company Act of 1940. Shares of the Series have a priority in the Series' assets, and in gains on and income from the portfolio of the Series. The Board of Directors has allocated three hundred fifty million shares to the Class A Shares, fifty million shares to the Class B Shares, fifty million shares to the Class C Shares and fifty million shares to the Institutional Class.

     Shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable.

     Prior to May 2, 1994, the Decatur Income Fund series was named the Decatur I Series (which was known and does business as Decatur Fund I). From May 2, 1994 to September 5, 1994, the Decatur Income Fund A Class was known as the Decatur Income Fund class and prior to May 2, 1994, it was known as the Decatur Fund I class. From May 2, 1994 to September 5, 1994, the Decatur Income Fund Institutional Class was known as the Decatur Income Fund (Institutional) class and prior to May 2, 1994, it was known as the Decatur Fund I (Institutional) class.

NONCUMULATIVE VOTING

     THESE SHARES HAVE NONCUMULATIVE VOTING RIGHTS WHICH MEANS THAT THE HOLDERS OF MORE THAN 50% OF THE SHARES OF THE FUND VOTING FOR THE ELECTION OF DIRECTORS CAN ELECT ALL THE DIRECTORS IF THEY CHOOSE TO DO SO, AND, IN SUCH EVENT, THE HOLDERS OF THE REMAINING SHARES WILL NOT BE ABLE TO ELECT ANY DIRECTORS.

     This Part B does not include all of the information contained in the Registration Statement which is on file with the SEC.

APPENDIX A--IRA INFORMATION

The Tax Reform Act of 1986 restructured, and in some cases eliminated, the tax deductibility of IRA contributions. Under the Act, the full deduction for IRAs ($2,000 for each working spouse and $2,250 for one-income couples) was retained for all taxpayers who are not covered by an employer-sponsored retirement plan. Even if a taxpayer (or his or her spouse) is covered by an employer-sponsored retirement plan, the full deduction is still available if the taxpayer's adjusted gross income is below $25,000 ($40,000 for taxpayers filing joint returns). A partial deduction is allowed for married couples with incomes between $40,000 and $50,000, and for single individuals with incomes between $25,000 and $35,000. The Act does not permit deductions for contributions to IRAs by taxpayers whose adjusted gross income before IRA deductions exceeds $50,000 ($35,000 for singles) and who are active participants in an employer-sponsored retirement plan. Taxpayers who were not allowed deductions on IRA contributions still can make nondeductible IRA contributions of as much as $2,000 for each working spouse ($2,250 for one-income couples), and defer taxes on interest or other earnings from the IRAs. Special rules apply for determining the deductibility of contributions made by married individuals filing separate returns.

As illustrated in the following tables, maintaining an Individual Retirement Account remains a valuable opportunity.

For many, an IRA will continue to offer both an up-front tax break with its tax deduction each year and the real benefit that comes with tax-deferred compounding. For others, losing the tax deduction will impact their taxable income status each year. Over the long-term, however, being able to defer taxes on earnings still provides an impressive investment opportunity--a way to have money grow faster due to tax-deferred compounding.

Even if your IRA contribution is no longer deductible, the benefits of saving on a tax-deferred basis can be substantial. The following tables illustrate the benefits of tax-deferred versus taxable compounding. Each reflects a constant 10% rate of return, compounded annually, with the reinvestment of all proceeds. The tables do not take into account any sales charges or fees. Of course, earnings accumulated in your IRA will be subject to tax upon withdrawal. If you choose a mutual fund with a fluctuating net asset value, like the Series, your bottom line at retirement could be lower--it could also be much higher.

$2,000 INVESTED ANNUALLY ASSUMING A 10% ANNUALIZED RETURN


 15% Tax Bracket        Single   -  $0-$22,750
----------------
                        Joint    -  $0-$38,000
                                                                      HOW MUCH YOU
    END OF             CUMULATIVE           HOW MUCH YOU              HAVE WITH FULL
     YEAR          INVESTMENT AMOUNT      HAVE WITHOUT IRA            IRA DEDUCTION

       1                $ 2,000               $ 1,844                    $ 2,200
       5                 10,000                10,929                     13,431
      10                 20,000                27,363                     35,062
      15                 30,000                52,074                     69,899
      20                 40,000                89,231                    126,005
      25                 50,000               145,103                    216,364
      30                 60,000               229,114                    361,887
      35                 70,000               355,438                    596,254
      40                 80,000               545,386                    973,704

[Without IRA--investment of $1,700 ($2,000 less 15%) earning 8.5% (10% less
15%)]



 28% Tax Bracket         Single -  $22,751-$55,100
----------------
                         Joint  -  $38,001-$91,850

   END OF               CUMULATIVE         HOW MUCH YOU          HOW MUCH YOU HAVE WITH FULL IRA
    YEAR             INVESTMENT AMOUNT    HAVE WITHOUT IRA         NO DEDUCTION     DEDUCTION

       1               $ 2,000               $ 1,544                  $ 1,584        $ 2,200
       5                10,000                 8,913                    9,670         13,431
      10                20,000                21,531                   25,245         35,062
      15                30,000                39,394                   50,328         69,899
      20                40,000                64,683                   90,724        126,005
      25                50,000               100,485                  155,782        216,364
      30                60,000               151,171                  260,559        361,887
      35                70,000               222,927                  429,303        596,254
      40                80,000               324,512                  701,067        973,704

[Without IRA--investment of $1,440 ($2,000 less 28%) earning 7.2% (10% less
28%)]
[With IRA--No Deduction--investment of $1,440 ($2,000 less 28%) earning 10%]

31% Tax Bracket         Single -  $55,101-$115,000
-----------------
                        Joint  -  $91,851-$140,000

   END OF       CUMULATIVE         HOW MUCH YOU      HOW MUCH YOU HAVE WITH FULL IRA
    YEAR    INVESTMENT AMOUNT    HAVE WITHOUT IRA    NO DEDUCTION        DEDUCTION

      1         $ 2,000             $ 1,475             $ 1,518           $ 2,200
      5          10,000               8,467               9,268            13,431
     10          20,000              20,286              24,193            35,062
     15          30,000              36,787              48,231            69,899
     20          40,000              59,821              86,943           126,005
     25          50,000              91,978             149,291           216,364
     30          60,000             136,868             249,702           361,887
     35          70,000             199,536             411,415           596,254
     40          80,000             287,021             671,855           973,704


[Without IRA--investment of $1,380 ($2,000 less 31%) earning 6.9% (10% less
31%)]
[With IRA--No Deduction--investment of $1,380 ($2,000 less 31%) earning 10%]

36% Tax Bracket*        Single  -    $115,001-$250,000
---------------
                        Joint   -    $140,001-$250,000

   END OF           CUMULATIVE        HOW MUCH YOU      HOW MUCH YOU HAVE WITH FULL IRA
    YEAR        INVESTMENT AMOUNT   HAVE WITHOUT IRA      NO DEDUCTION      DEDUCTION

      1           $ 2,000           $ 1,362                  $ 1,408         $ 2,200
      5            10,000             7,739                    8,596          13,431
     10            20,000            18,292                   22,440          35,062
     15            30,000            32,683                   44,736          69,899
     20            40,000            52,308                   80,643         126,005
     25            50,000            79,069                  138,473         216,364
     30            60,000           115,562                  231,608         361,887
     35            70,000           165,327                  381,602         596,254
     40            80,000           233,190                  623,170         973,704


[Without IRA--investment of $1,280 ($2,000 less 36%) earning 6.4% (10% less
36%)]
[With IRA--No Deduction--investment of $1,280 ($2,000 less 36%) earning 10%]


39.6% Tax Bracket*       Single  -   over $250,000
-----------------
                         Joint   -   over $250,000

    END OF       CUMULATIVE        HOW MUCH YOU       HOW MUCH YOU HAVE WITH FULL IRA
     YEAR    INVESTMENT AMOUNT   HAVE WITHOUT IRA        NO DEDUCTION      DEDUCTION

       1           $ 2,000          $  1,281               $  1,329         $  2,200
       5            10,000             7,227                  8,112           13,431
      10            20,000            16,916                 21,178           35,062
      15            30,000            29,907                 42,219           69,899
      20            40,000            47,324                 76,107          126,005
      25            50,000            70,677                130,684          216,364
      30            60,000           101,986                218,580          361,887
      35            70,000           143,965                360,137          596,254
      40            80,000           200,249                588,117          973,704

[Without IRA--investment of $1,208 ($2,000 less 39.6%) earning 6.04% (10% less 39.6%)]
[With IRA--No Deduction--investment of $1,208 ($2,000 less 39.6%) earning 10%]


*For tax years beginning after 1992, a 36% tax rate applies to all taxable income in excess of the maximum dollar amounts subject to the 31% tax rate. In addition, a 10% surtax (not applicable to capital gains) applies to certain high-income taxpayers. It is computed by applying a 39.6% rate to taxable income in excess of $250,000. The above tables do not reflect the personal exemption phaseout nor the limitations of itemized deductions that may apply.

       $2,000 SINGLE INVESTMENT AT A RETURN OF 10% COMPOUNDED QUARTERLY


           TAXABLE -  TAXABLE -  TAXABLE -   TAXABLE -   TAXABLE -    TAX
 YEARS      39.6%*      36%*        31%         28%         15%     DEFERRED
---------------------------------------------------------------------------
  10       $ 3,642    $ 3,774    $ 3,964     $ 4,083     $ 4,638   $  5,370
  15         4,915      5,184      5,581       5,833       7,062      8,800
  20         6,633      7,121      7,857       8,334      10,755     14,419
  30        12,081     13,436     15,572      17,012      24,939     38,716
  40        22,001     25,352     30,865      34,728      57,831    103,956


       $2,000 INVESTED ANNUALLY AT A RETURN OF 10% COMPOUNDED QUARTERLY


          TAXABLE -   TAXABLE -  TAXABLE -    TAXABLE -  TAXABLE -      TAX
 YEARS      39.6%*      36%*        31%         28%        15%       DEFERRED
-----------------------------------------------------------------------------
  10      $ 28,226   $ 28,833   $ 29,702    $ 30,239    $ 32,699     $ 35,834
  15        50,104     51,753     54,152      55,654      62,755       72,298
  20        79,629     83,239     88,573      91,966     108,525      132,049
  30       173,245    185,894    205,256     217,971     284,358      390,394
  40       343,737    379,596    436,523     475,187     692,097    1,084,066

*For tax years beginning after 1992, a 36% tax rate applies to all taxable income in excess of the maximum dollar amounts subject to the 31% tax rate. In addition, a 10% surtax (not applicable to capital gains) applies to certain high-income taxpayers. It is computed by applying a 39.6% rate to taxable income in excess of $250,000. The above tables do not reflect the personal exemption phaseout nor the limitations of itemized deductions that may apply.

THE VALUE OF STARTING YOUR IRA EARLY

     The following illustrates how much more you would have contributing $2,000 each January--the earliest opportunity--compared to contributing on April 15th of the following year--the latest, for each tax year.


                 After     5 years       $3,528    more
                          10 years       $6,113
                          20 years      $17,228
                          30 years      $47,295

     Compounded returns for the longest period of time is the key. The above illustration assumes a 10% rate of return and the reinvestment of all proceeds.

     And it pays to shop around. If you get just 2% more per year, it can make a big difference when you retire. A constant 8% versus 10% return, both compounded quarterly, illustrates the point. This chart is based on a yearly investment of $2,000 on January 1. After 30 years the difference can mean as much as 50% more!

                       8% RETURN             10% RETURN

       10 YEARS        $ 31,726              $ 35,834
       30 YEARS        $256,456              $390,394


     The statistical exhibits above are for illustration purposes only and do not reflect the actual performance for the Series either in the past or in the future.

SAI-DIF-CHT


APPENDIX B


DECATUR INCOME FUND PERFORMANCE OVERVIEW


   The following table illustrates the total return on one share invested in Decatur Income Fund A Class(1) during the 10-year period ended May 31, 1995. The results reflect the reinvestment of all dividends and realized securities profits distributions at the net asset value reported at the time of distribution. No adjustment has been made for any income taxes payable by shareholders on income dividends or realized securities profits distributions accepted in shares.


                                                                                                 PERCENTAGE CHANGES DURING YEAR
                                                                                            ----------------------------------------

                                                                                     Cumula-
                                                                                     tive net
                                                                                      asset
                              Net Asset Value               Distributions            value at            Decatur Income Fund
                                                                                     year-end   -----------------------------------
              Maximum                                                   From           with
              offering                                   From           realized        all            Maximum offering to
 Year         price at         Begin-                    invest-        securi-      distribu-         Net Asset Value
Ended         beginning        ning of      End of       ment           ties        tions rein-
May 31        of year/2/        Year        Year        income         profits       vested       Annual         Cumulative/3/

1986            17.40           16.57       18.14         0.91            1.56         21.07      21.1%             21.1%
1987            19.04           18.14       19.37         0.80            2.00         26.17      18.3%             50.4%
1988            20.34           19.37       15.98         0.73            1.75         25.31      -7.9%             45.5%
1989            16.78           15.98       18.88         0.81            0.26         31.87      19.9%             83.2%
1990            19.82           18.88       17.08         1.05            1.49         33.13      -1.0%             90.4%
1991            17.93           17.08       16.44         0.97            0.00         33.96      -2.4%             95.2%
1992            17.26           16.44       17.02         0.81            0.00         36.93       3.6%            112.3%
1993            17.87           17.02       17.72         0.74            0.85         42.21       8.9%            142.6%
1994            18.60           17.72       16.28         0.75            1.75         44.76       1.0%            157.3%
1995            17.09           16.28       17.40         0.81            0.42         51.65       9.9%            196.9%
                                                    ------------------------------
Total Distributions                                       8.38           10.08


Net Asset Value Net      Standard & Poor's          Dow Jones                Consumer Price
  to asset Value               500/5/               Industrial/5/                Index/6/

Annual     Cumulative   Annual    Cumulative    Annual     Cumulative     Annual    Cumulative
27.2%         27.2%     35.7%       35.7%        48.9%        48.9%        1.6%           1.6%
24.2%         57.9%     21.2%       64.4%        26.4%        88.1%        3.8%           5.4%
-3.3%         52.7%     -6.5%       53.7%        -8.3%        72.5%        3.9%           9.6%
25.9%         92.3%     26.8%       94.8%        27.1%       119.3%        5.4%          15.4%
-3.9%         99.9%     16.6%      127.1%        20.7%       164.6%        4.4%          20.5%
 2.5%        104.9%     11.8%      153.8%         9.2%       188.9%        5.0%          26.4%
 8.8%        122.9%      9.8%      178.7%        15.7%       234.1%        3.0%          30.2%
14.3%        154.7%     11.6%      211.0%         7.1%       257.7%        3.2%          34.4%
 6.0%        170.1%      4.3%      224.2%         9.5%       291.7%        2.3%          37.5%
15.4%        211.7%     20.2%      289.6%        22.2%       378.5%        3.2%          41.9%



(1) The Decatur Income Fund A Class began paying 12b-1 payments on May 2, 1994 and performance prior to that date does not reflect such payments.


(2) Reflects a maximum sales charge of 4.75% of total investment. There are reduced sales charges for investments of $100,000 or more.

(3)  Reflects an offering price of $17.40 on May 31, 1985.


(4)  Reflects a net asset value of $16.57 on May 31, 1985.


(5)  Source:  Interactive Data Corp.


(6)  Source:  John Russell Company.


     This period was one of generally rising common stock prices but also covers several years of declining prices. The results illustrated should not be considered as representative of dividend income or capital gain or loss which may be realized from an investment in the Series today.


     The Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average are industry-accepted indices of unmanaged securities used for measuring general market performance. The performance illustrated for these indices reflects the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charges or other fees. In seeking a particular investment objective, the Series' portfolio primarily includes common stocks, which may differ from those in the indices, and also include investments in preferred and fixed income securities.

  The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

SAI-DIF-CHT


APPENDIX B


DECATUR INCOME FUND PERFORMANCE OVERVIEW


  The following table illustrates the total return on one share invested in the Decatur Income Fund B Class during the period September 6, 1994 (date of intial public offering) through May 31, 1995. The results reflect the reinvestment of all dividends and realized securities profits distributions at the net asset value reported at the time of distribution. No adjustment has been made for any income taxes payable by shareholders on income dividends or realized securities profits distributions accepted in shares.


DECATUR INCOME FUND B CLASS


                                                                                      Cumula-         -----------------------------
                                                                                      tive net
                                                                                       asset
                              Net Asset Value           Distributions                 value at                  Decatur Income Fund
                                                                                                       -----------------------------
                                                                                      year-end
             Maximum                                                From                with
             offering                                  From       realized              all                Returns Including
 Year        price at       Begin-                    invest-      securi-            distribu-                 CDSC/(1)/
ended        beginning      ning of      End of        ment         ties             tions rein-
May 31        of year         year        year        income       profits             vested          Annual       Cumulative/(2)



1995           16.59         16.59       17.38           0.45         0.42               18.36       N/A             6.7%




                                                 PERCENTAGE CHANGES DURING YEAR
---------------------------------------------------------------------------------------------------------------------------



--------------------------------


     Returns Excluding                  Standard & Poor's                 Dow Jones                   Consumer Price
         CDSC/(1)/                          500/(3)/                   Industrial/(3)/                  Index/(4)/


  Annual        Cumulative/(2)/       Annual       Cumulative       Annual       Cumulative       Annual       Cumulative
    N/A             10.7%             14.6%         14.6%           16.5%         16.5%            2.2%          2.2%


(1) Total return provided below is on an aggregate basis. Total return for this short of a time period may not be representative of longer-term results.
(2)   Reflects a net asset value of $16.59 on September 2, 1994.
(3)   Source:  Interactive Data Corp.
(4)   Source:  John Russell Company.

      The Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally conservative securities used for measuring general market performance. The performance illustrated for these indices reflects the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charges or other fees. In seeking a particular investment objective, the Fund's portfolio primarily includes common stocks, which may differ from those in the indices, and may also include investments in fixed income securities.

SAI-DIF-CHT

APPENDIX B

DECATUR INCOME FUND PERFORMANCE OVERVIEW

  The following table illustrates the total return on one share invested in Decatur Income Fund Institutional Class(1) during the 10-year period ended May 31, 1995. The results reflect the reinvestment of all dividends and realized securities profits distributions at the net asset value reported at the time of distribution. No adjustment has been made for any income taxes payable by shareholders on income dividends or realized securities profits distributions accepted in shares.

                                                                                   Cumula-       ----------------------------------
                                                                                   tive net
                                                                                    asset
                             Net Asset Value               Distributions           value at
                                                                                   year-end
                                                                       From          with           Decatur Income Fund
                                                        From         realized        all            Net Asset Value Net
 Year                        Beginning                 invest-        securi-      distribu-          To Asset Value
Ended                           of         End of       ment           ties        tions rein-
May 31                         Year        Year        income         profits       vested       Annual         Cumulative
1986                         16.57         18.14         0.91          1.56            21.07      27.2%             27.2%
1987                         18.14         19.37         0.80          2.00            26.17      24.2%             57.9%
1988                         19.37         15.98         0.73          1.75            25.31      -3.3%             52.7%
1989                         15.98         18.88         0.81          0.26            31.87      25.9%             92.3%
1990                         18.88         17.08         1.05          1.49            33.13       3.9%             99.9%
1991                         17.08         16.44         0.97          0.00            33.96       2.5%            104.9%
1992                         16.44         17.02         0.81          0.00            36.93       8.8%            122.9%
1993                         17.02         17.72         0.74          0.85            42.21      14.3%            154.7%
1994                         17.72         16.28         0.75          1.75            44.76       6.0%            170.1%
1995                         16.28         17.40         0.83          0.42            51.74      15.6%            212.2%
                                                        -----         -----
Total Distribution                                       8.40         10.08

                                                   PERCENTAGE CHANGE DURING YEAR
-----------------------------------------------------------------------------------------
               Standard & Poor's                                        Consumer Price
Year                 500                  Dow Jones Industrial              Index
Ended
May 31       Annual    Cumulative        Annual     Cumulative       Annual    Cumulative
 1986        35.7%        35.7%          48.9%        48.9%           1.6%         1.6%
 1987        21.2%        64.4%          26.4%        88.1%           3.8%         5.4%
 1988        -6.5%        53.7%          -8.3%        72.5%           3.9%         9.6%
 1989        26.8%        94.8%          27.1%       119.3%           5.4%        15.4%
 1990        16.6%       127.1%          20.7%       164.6%           4.4%        20.5%
 1991        11.8%       153.8%           9.2%       188.9%           5.0%        26.4%
 1992         9.8%       178.7%          15.7%       234.1%           3.0%        30.2%
 1993        11.6%       211.0%           7.1%       257.7%           3.2%        34.4%
 1994         4.3%       224.2%           9.5%       291.7%           2.3%        37.5%
 1995        20.2%       289.6%          22.2%       378.5%           3.2%        41.9%




(1) Performance for Decatur Income Fund Institutional Class for periods prior to January 13, 1994 (date of initial public offering) is calculated by taking the performance of the Decatur Income Fund A Class and adjusting it to reflect the elimination of all sales charges.

(2)  Reflects a net asset value of $16.57 on May 31, 1985.

(3)  Source:  Interactive Data Corp.

(4)  Source:  John Russell Company.

     This period was one of generally rising common stock prices but also covers several years of declining prices. The results illustrated should not be considered as representative of dividend income or capital gain or loss which may be realized from an investment in the Fund today.

     The Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. The performance illustrated for these indices reflects the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charges or other fees. In seeking a particular investment objective, the Series' portfolio primarily includes common stocks, which may differ from those in the indices, and may also include investments in fixed income securities.

     The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

APPENDIX C

THE COMPANY LIFE CYCLE
      Traditional business theory contends that a typical company progresses through basically four stages of development, keyed closely to a firm's sales.
      1. EMERGING GROWTH--a period of experimentation in which the company builds awareness of a new product or firm.
      2. ACCELERATED DEVELOPMENT--a period of rapid growth with potentially high profitability and acceptance of the product.
      3. MATURING PHASE--a period of diminished real growth due to dependence on replacement or sustained product demand.
      4. CYCLICAL STAGE--a period in which a company faces a potential saturation of demand for its product. At this point, a firm either diversifies or becomes obsolete.

                       HYPOTHETICAL CORPORATE LIFE CYCLE




[chart appears here]


Hypothetical Corporate Life Cycle Chart shows in a line illustration, the stages that a typical company would go through, beginning with the emerging state where sales growth continues at a steep pace to the mature phase where growth levels off to the cyclical state where sales show more definitive highs and lows.

     The above chart illustrates the path traditionally followed by companies that successfully survive the growth sequence.

FINANCIAL STATEMENTS


     Ernst & Young LLP serves as the independent auditors for the Fund and, in its capacity as such, audits the financial statements contained in the Series' Annual Report. The Delaware Group Decatur Fund, Inc.-Decatur Income Fund's Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets, and Notes to Financial Statements, as well as the report of Ernst & Young LLP, independent auditors, for the fiscal year ended November 30, 1994, are included in the Series' Annual Report to shareholders. The Series was formerly known as Decatur Fund I. The financial statements, the notes relating thereto and the report of Ernst & Young LLP, listed above are incorporated by reference from the Annual Report into this Part B. Unaudited financial statements and the notes relating thereto for the six-month period ended May 31, 1995 also are incorporated by reference from the Series' Semi-Annual Report into this Part B.

     The Delaware Group includes funds with a wide range of investment objectives. Stock funds, income funds, tax-free funds, money market funds, global and international funds and closed-end equity funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, shareholders of the Fund Classes should contact their financial adviser or call Delaware Group at 800-523-4640, in Philadelphia call 215-988-1333 and shareholders of the Institutional Class should contact Delaware Group at 800-828-5052.


INVESTMENT MANAGER
Delaware Management Company, Inc.
One Commerce Square
Philadelphia, PA 19103
NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA 19103
SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA 19103
LEGAL COUNSEL
Stradley, Ronon, Stevens & Young
One Commerce Square
Philadelphia, PA 19103
INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA 19103
CUSTODIAN
Chemical Bank
450 West 33rd Street
New York, NY 10001

DECATUR INCOME FUND

_______________________________________________________

A CLASS

_______________________________________________________

B CLASS


_______________________________________________________

C CLASS

_______________________________________________________

INSTITUTIONAL CLASS

_______________________________________________________

CLASSES OF DELAWARE GROUP
DECATUR FUND, INC.

_______________________________________________________










PART B

STATEMENT OF
ADDITIONAL INFORMATION

_______________________________________________________

November 29, 1995










                                            DELAWARE GROUP
__________________________________________________________

                                     PART B--STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                                               NOVEMBER 29, 1995

--------------------------------------------------------------------------------

DELAWARE GROUP DECATUR FUND, INC.
--------------------------------------------------------------------------------

DECATUR TOTAL RETURN FUND
--------------------------------------------------------------------------------

1818 MARKET STREET
PHILADELPHIA, PA  19103
--------------------------------------------------------------------------------
FOR MORE INFORMATION ABOUT THE

DECATUR TOTAL RETURN FUND
INSTITUTIONAL CLASS:
     800-828-5052
FOR PROSPECTUS AND PERFORMANCE OF

THE DECATUR TOTAL RETURN FUND A CLASS,

THE DECATUR TOTAL RETURN FUND B CLASS

AND THE DECATUR TOTAL RETURN FUND C CLASS:
     NATIONWIDE 800-523-4640

     PHILADELPHIA 215-988-1333
INFORMATION ON EXISTING ACCOUNTS OF

THE DECATUR TOTAL RETURN FUND A CLASS,

THE DECATUR TOTAL RETURN FUND B CLASS

AND THE DECATUR TOTAL RETURN FUND C CLASS:
      (SHAREHOLDERS ONLY)
     NATIONWIDE 800-523-1918

     PHILADELPHIA 215-988-1241
DEALER SERVICES:
      (BROKER/DEALERS ONLY)
     NATIONWIDE 800-362-7500

     PHILADELPHIA 215-988-1050
--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------
COVER PAGE
--------------------------------------------------------------------------------
INVESTMENT POLICIES AND PORTFOLIO TECHNIQUES
--------------------------------------------------------------------------------
ACCOUNTING AND TAX ISSUES
--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
TRADING PRACTICES AND BROKERAGE
--------------------------------------------------------------------------------
PURCHASING SHARES
--------------------------------------------------------------------------------
INVESTMENT PLANS
--------------------------------------------------------------------------------
DETERMINING OFFERING PRICE
     AND NET ASSET VALUE
--------------------------------------------------------------------------------
REDEMPTION AND REPURCHASE
--------------------------------------------------------------------------------
DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT AGREEMENT
--------------------------------------------------------------------------------
OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------
EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------
APPENDIX A -- IRA INFORMATION
--------------------------------------------------------------------------------
APPENDIX B
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Delaware Group Decatur Fund, Inc. (the "Fund") is a professionally-managed mutual fund of the series type. This Statement of Additional Information ("Part B" of the registration statement) describes the Decatur Total Return Fund series (the "Series") of the Fund. The Series offers four classes (individually, a "Class" and collectively, the "Classes") of shares - Decatur Total Return Fund A Class (the "Class A Shares"), Decatur Total Return Fund B Class (the "Class B Shares") and Decatur Total Return Fund C Class (the "Class C Shares") together, the "Fund Classes") and Decatur Total Return Fund Institutional Class (the "Institutional Class"). Class B Shares, Class C Shares and Institutional Class shares may be purchased at a price equal to the next determined net asset value per share. Class A Shares may be purchased at the public offering price, which is equal to the next determined net asset value per share, plus a front-end sales charge. Class A Shares are subject to a maximum front-end sales charge of 4.75% and annual 12b-1 Plan expenses of up to 0.30%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") which may be imposed on redemptions made within six years of purchase and annual 12b-1 Plan expenses of up to 1% which are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares under Buying Shares in the Fund Classes' Prospectus. Class C Shares are subject to a CDSC which may be imposed on redemptions made within twelve months of purchase and annual 12b-1 Plan expenses of up to 1% which are assessed against the Class C Shares for the life of the investment. All references to "shares" in this Part B refer to all Classes of shares of the Series, except where noted.


     This Part B supplements the information contained in the current Prospectus for the Fund Classes dated, November 29, 1995 and the current Prospectus for the Institutional Class dated January 30, 1995 and the supplement thereto dated November 29, 1995, as they may be amended from time to time. It should be read in conjunction with the respective Class' Prospectus. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into each Class' Prospectus. A Prospectus relating to the Fund Classes and a Prospectus relating to the Institutional Class may be obtained by writing or calling your investment dealer or by contacting the Fund's national distributor, Delaware Distributors, L.P. (the "Distributor"), 1818 Market Street, Philadelphia, PA 19103.

INVESTMENT POLICIES AND PORTFOLIO
TECHNIQUES

     INVESTMENT RESTRICTIONS--The Fund has adopted the following restrictions for the Series which, along with its investment objective, cannot be changed without approval by the holders of a "majority" of the Series' outstanding shares, which is a vote by the holders of the lesser of a) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

     The Series shall not:


     1. Invest more than 5% of the market or other fair value of its assets in the securities of any one issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities).

     2. Invest in securities of other investment companies except as part of a merger, consolidation or other acquisition.

     3. Make loans. However, (i) the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, or of other securities authorized to be purchased by the Series' investment policies, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Series; and (ii) the Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

     4. Purchase or sell real estate but this shall not prevent the Series from investing in companies which own real estate or in securities secured by real estate or interests therein.

     5. Purchase more than 10% of the outstanding voting or nonvoting securities of any issuer, or invest in companies for the purpose of exercising control or management.

     6. Act as an underwriter of securities of other issuers, except that the Series may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Series might be deemed to be an underwriter for the purposes of the Securities Act of 1933.


     7. Make any investment which would cause more than 25% of the market or other fair value of its total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     8. Deal in commodities, except that the Series may invest in financial futures, including futures contracts on stocks and stock indices, interest rates and foreign currencies and other types of financial futures that may be developed in the future, and may purchase or sell options on such futures, and enter into closing transactions with respect to those activities.

     9. Purchase securities on margin, make short sales of securities or maintain a net short position.

     10. Invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

     11. Invest in warrants valued at lower of cost or market exceeding 5% of the Series' net assets. Included in that amount, but not to exceed 2% of the Series' net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange.

     12. Purchase or retain the securities of any issuer which has an officer, director or security holder who is a director or officer of the Fund or of its investment manager if or so long as the directors and officers of the Fund and of its investment manager together own beneficially more than 5% of any class of securities of such issuer.

     13. Invest in interests in oil, gas or other mineral exploration or development programs.

     14. Invest more than 10% of the value of the Series' net assets in repurchase agreements maturing in more than seven days and in other illiquid assets.

     15. Borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Series has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Series' net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Series shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Securities and Exchange Commission (the "SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Series will not pledge more than 10% of its net assets. The Series will not issue senior securities as defined in the Investment Company Act of 1940, except for notes to banks.

      Although not a fundamental investemnt restriction, the Series currently does not invest its assets in real estate limited partnerships.

     The application of the Series' investment policy will be dependent upon the judgment of Delaware management Company, Inc. (the "Manager"). In accordance with the judgement of the Manager, the proportions of the Series' assets invested in particular industries will vary from time to time. The securities in which the Series invest may or may not be listed on a national stock exchange, but if they are not so listed will generally have an established over-the-counter market. While management believes that the investement objective can be achieved by investing in common stock, the portfolio may be invested in other securities including, but not limited to, convertible securities, preferred stocks, bonds, warrants and foreign securities. in periods during which the Manager feels that market conditions warrant a more defensive portfolio positioning, the Series may also invest temporarily in various types of fixed income obligations.

     Securities will not normally be purchased while the Series has an outstanding borrowing.

     Although it is not a matter of fundamental policy, the Fund may invest not more than 5% of its assets in foreign securities (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934 or American Depository Receipts,on which there are no such limits). Foreign marketss may be more votatile than U.S. markets. Such investments involve sovereign risk the normal risks associated with American securities. These risks include political risks, foreign taxes and exchange controls and currency fluctuations. For example, foreign portfolio investemnts would increase with a fall in the value of the dollar) and control regulations apart from market fluctuations. The Fund may also experience delays in foreign securities settlement.

     In addition, from time to time, the series may also engage in the following investemnt techniques:

     A. OPTIONS--The Series may write call options and purchase put options on a covered basis only, and will not engage in option writing strategies for speculative purposes.

COVERED CALL WRITING
     The Series may write covered call options from time to time on such portion of its portfolio, without limit, as the Manager determines is appropriate in seeking to obtain the Series' investment objective. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Series, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to the Series of writing covered calls is that the Series receives additional income, in the form of a premium, which may offset any capital loss or decline in market value of the security. However, if the security rises in value, the Series may not fully participate in the market appreciation.

     During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

     With respect to both options on actual portfolio securities owned by the Series and options on stock indices, the Series may enter into closing purchase transactions. A closing purchase transaction is one in which the Series, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

     Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Series to write another call option on the underlying security with either a different exercise price or expiration date or both. The Series may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

     If a call option expires unexercised, the Series will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Series will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.

     The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

     The Series will write call options only on a covered basis, which means that the Series will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Series would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by the Series will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

PURCHASING PUT OPTIONS

     The Series may invest up to 2% of its total assets in the purchase of put options. The Series will, at all times during which it holds a put option, own the security covered by such option.

     The Series intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Series to protect an unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Series will lose the value of the premium paid. The Series may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

     The Series may sell a put option purchased on individual portfolio securities or stock indices. Additionally, the Series may enter into closing sale transactions. A closing sale transaction is one in which the Series, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

 OPTIONS ON STOCK INDICES

     A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.

     Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to the Series on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

     As with stock options, the Series may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange or it may let the option expire unexercised.

     A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following Exchanges among others: The Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange.

     The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Series' portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Series will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Since the Series' portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, the Series bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument. Accordingly, successful use by the Series of options on stock indices will be subject to the Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

     Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on the Series' ability to effectively hedge its securities. The Series will enter into an option position only if there appears to be a liquid secondary market for such options.

     The Series will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets.

     B. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS--As noted in the Prospectus, the Series may enter into futures contracts relating to securities, securities indices, interest rates or foreign currencies. (Unless otherwise specified, interest rate futures contracts, securities and securities index futures contracts and foreign currency futures contracts are collectively referred to as "futures contracts.") Such investment strategies will be used as a hedge and not for speculation.

     As noted in the Prospectus, the Series may purchase and write options on the types of futures contracts, as further described in the Prospectus.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in the Series' portfolio. If the futures price at expiration of the option is below the exercise price, the Series will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Series' portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, the Series will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Series intends to purchase. If a put or call option the Series has written is exercised, the Series will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, the Series' losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The Series may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Series could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Series will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by the Series will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Series could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Series will suffer a loss equal to the price of the call, but the securities which the Series intends to purchase may be less expensive.

     C. REPURCHASE AGREEMENTS--In order to invest its cash reserves or when in a temporary defensive posture, the Series may enter into repurchase agreements with banks or broker/dealers deemed to be creditworthy by the Manager, under guidelines approved by the Board of Directors. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Series) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Generally, repurchase agreements are of short duration, often less than one week, but on occasion for longer periods. Not more than 10% of the Series' assets may be invested in repurchase agreements of over seven-days' maturity or other illiquid assets. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Series, if any, would be the difference between the repurchase price and the market value of the security. The Series will limit its investments in repurchase agreements, to those which the Manager, under the guidelines of the Board of Directors, determines to present minimal credit risks and which are of high quality. In addition, the Series must have collateral of at least 100% of the repurchase price, including the portion representing the Series' yield under such agreements, which is monitored on a daily basis. Such collateral is held by the Custodian in book entry form. Such agreements may be considered loans under the Investment Company Act of 1940, but the Series considers repurchase agreements contracts for the purchase and sale of securities, and it seeks to perfect a security interest in the collateral securities so that it has the right to keep and dispose of the underlying collateral in the event of default.

     The funds in the Delaware Group have obtained exemption from the joint-transaction prohibitions of Section 17(d) of the Investment Company Act of 1940 to allow the Delaware Group funds jointly to invest cash balances. Each Series of the Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

PORTFOLIO LOAN TRANSACTIONS

     The Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.


     It is the understanding of the Manager that the staff of the SEC permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. Government securities, or irrevocable letters of credit payable by banks acceptable to the Fund from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Series; 3) the Fund must be able to terminate the loan after notice, at any time; 4) the Series must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Series may pay reasonable custodian fees in connection with the loan; and 6) the voting rights on the lent securities may pass to the borrower; however, if the directors of the Fund know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the directors to vote the proxy.

     The major risk to which the Series would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Series will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

                                 *     *     *

     The Series may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933 ("1933 Act"). Rule 144A Securities may be freely traded among qualified institutional investors without registration under the 1933 Act.

     Investing in Rule 144A Securities could have the effect of increasing the level of the Series' illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a Rule 144A Security, however, the Board of Directors and the Manager will continue to monitor the liquidity of that security to ensure that the Series has no more than 10% of its net assets in illiquid securities.

ACCOUNTING AND TAX ISSUES

     When the Series writes a call option, an amount equal to the premium received by it is included in the section of the Series' assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which the Series has written expires on its stipulated expiration date, the Series reports a realized gain. If the Series enters into a closing purchase transaction with respect to an option which the Series has written, the Series realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. Any such gain or loss is a short-term capital gain or loss for federal income tax purposes. If a call option which the Series has written is exercised, the Series realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.


     OTHER TAX REQUIREMENTS--The Series has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Series must meet several requirements to maintain its status as a regulated investment company. Among these requirements are that at least 90% of its investment company taxable income be derived from dividends, interest, payment with respect to securities loans and gains from the sale or disposition of securities; that at the close of each quarter of its taxable year at least 50% of the value of its assets consist of cash and cash items, government securities, securities of other regulated investment companies and, subject to certain diversification requirements, other securities; and that less than 30% of its gross income be derived from sales of securities held for less than three months.

     The requirement that not more than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months may restrict the Series in its ability to write covered call options on securities which it has held less than three months, to write options which expire in less than three months, to sell securities which have been held less than three months and to effect closing purchase transactions with respect to options which have been written less than three months prior to such transactions. Consequently, in order to avoid realizing a gain within the three-month period, the Series may be required to defer the closing out of a contract beyond the time when it might otherwise be advantageous to do so.

     The straddle rules of Section 1092 may apply. Generally, the straddle provisions require the deferral of losses to the extent of unrecognized gains related to the offsetting positions in the straddle. Excess losses, if any, can be recognized in the year of loss. Deferred losses will be carried forward and recognized in the following year, subject to the same limitation.

PERFORMANCE INFORMATION*


     From time to time, the Fund may state each Class' total return in advertisements and other types of literature. Any statements of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent one-, five- and ten-year periods. The Fund may also advertise aggregate and average total return information of each Class over additional periods of time. The net asset value of a Class fluctuates so shares, when redeemed, may be worth more or less than the original investment, and a Class' results should not be considered as representative of future performance.

     The average annual total rate of return for each Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:


                       n
                    P(1+T)  = ERV


 Where:  P  =  a hypothetical initial purchase order
               of $1,000 from which, in the case
               only of Class A Shares, the
               maximum front-end sales charge,
               if any, is deducted;

         T  =  average annual total return;

         n  =  number of years;


       ERV  =  redeemable value of the
               hypothetical $1,000 purchase at the
               end of the period after
               the deduction of the applicable CDSC,
               if any, with respect to Class B
               Shares and Class C Shares.


     * In the case of Class A Shares, the Limited CDSC applicable to only certain redemptions of those shares will not be deducted from any computation of total return. See the Prospectus for the Fund Classes for a description of the Limited CDSC and the limited instances in which it applies. All references to contingent deferred sales charges or a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares.


     Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares and that all distributions are reinvested at net asset value, and, with respect to Class B Shares and Class C Shares reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, the Series may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.


     The performance of Class A Shares and the Institutional Class, as shown below, is the average annual total return quotations for the one-, three- and five-year periods ended May 31, 1995 and for the life of these Classes, computed as described above. The average annual total return for Class A Shares at offer reflects the maximum front-end sales charges paid on the purchase of shares. The average annual total return for the Class A Shares at net asset value (NAV) does not reflect the payment of the maximum front-end sales charge of 4.75%. Stock prices fluctuated during the periods covered and past results should not be considered as representative of future performance.


     Pursuant to applicable regulation, total return shown for the Institutional Class for the periods prior to the commencement of operations of such Class is calculated by taking the performance of Class A Shares and adjusting it to reflect the elimination of all sales charges. However, for those periods, no adjustment has been made to eliminate the impact of 12b-1 payments, and performance would have been affected had such an adjustment been made.


     In the case of Class A Shares, the Limited CDSC, applicable only to certain redemptions of those shares, will not be deducted from any computation of total return. See the Prospectus for the Fund Classes for a description of the Limited CDSC and the limited instances in which it applies. All references to a CDSC will apply to Class B Shares or Class C Shares.

                        AVERAGE ANNUAL TOTAL RETURN


                        CLASS A     CLASS A    INSTITU-
                        SHARES       SHARES     TIONAL
                     (AT OFFER)(2)  (AT NAV)   CLASS(3)
1 year ended
5/31/95                  10.71%       16.27%     16.63%

3 years ended
5/31/95                  10.05%       11.86%     12.05%

5 years ended
5/31/95                   9.30%       10.37%     10.48%

Period 8/27/86(1)
through 5/31/95          10.90%       11.52%     11.59%


(1) Date of initial public offering of Class A Shares.
(2) Prior to November 29, 1995, the maximum front-end sales charge was 5.75%. Effective November 29, 1995, the maximum front-end sales charge was reduced to 4.75% and the above performance numbers are calculated using 4.75% as the applicable sales charge for all time periods, and are more favorable than they would have been had they been calculated using the former front-end sales charges.
(3) Date of initial public offering was July 26, 1993.


     The performance of Class B Shares, as shown below, is the aggregate total return quotation for the period September 6, 1994 (date of initial public offering) through May 31, 1995. The aggregate total return for Class B Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at May 31, 1995. The aggregate total return for Class B Shares excluding deferred sales charge assumes the shares were not redeemed at May 31, 1995 and therefore does not reflect the deduction of a CDSC.


                          AGGREGATE TOTAL RETURN
                 CLASS B SHARES        CLASS B SHARES
                    (INCLUDING            (EXCLUDING
                     DEFERRED              DEFERRED
                   SALES CHARGE)         SALES CHARGE)
Period
9/6/94(1)
through
5/31/95                7.68%               11.68%

(1) Date of initial public offering of Class B Shares; total return for this short of a time period may not be representative of longer-term results.



     Information regarding the performance of Class C Shares is not shown because such shares were not offered to the public prior to the date of this Part B.

     Decatur's investment strategy relies on the consistency, reliability and predictability of corporate dividends. Dividends tend to rise over time, despite market conditions, and keep pace with rising prices; they are paid out in "current" dollars. And, just as important, current dividend income can help lessen the effects of adverse market conditions. Decatur's dividend discipline, coupled with the potential for capital gains, seeks to provide investors with a consistently higher total-rate-of-return over time.


     In 1972, Delaware Investment Advisers, a division of the Manager, offered Decatur's time-proven investment style to the institutional investing community. Currently, Delaware Investment Advisers manages approximately $13 billion in institutional assets under management in that style.

     From time to time, the Series may also quote each Class' actual total return performance, dividend results and other performance information in advertising and other types of literature and may compare that information to, or may separately illustrate similar information reported by, the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average and other unmanaged indices.


     The Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. The total return performance for these indices reported will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. In seeking a particular investment objective, the Series' portfolio primarily includes common stocks considered by the Manager to be more aggressive than those tracked by these indices.


     The total return performance for each Class will be computed by adding all reinvested income and realized securities profits distributions plus the change in net asset value during a specific period and dividing by the offering price at the beginning of the period. It will not reflect any income taxes payable by shareholders on the reinvested distributions included in the calculation. Because securities prices fluctuate, past performance should not be considered as a representation of the results which may be realized from an investment in the Series in the future.

     The Series may also state the total return performance for each Class in the form of an average annual return. This average annual return figure will be computed by taking the sum of a Class' annual returns, then dividing that figure by the number of years in the overall period indicated. The computation will reflect the impact of the maximum front-end or contingent deferred sales charge, if any, paid on the illustrated investment amount against the first year's return.


     From time to time, the Series may also quote actual total return performance for each Class in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. For example, the performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts as monitored by Bank Rate Monitor, and those of generally-accepted corporate bond and government security price indices of various durations prepared by Lehman Brothers and Salomon Brothers, Inc. These indices are not managed for any investment goal.

     Comparative information on the Consumer Price Index may also be included. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

     Statistical and performance information and various indices compiled and maintained by organizations such as the following may also be used in preparing exhibits comparing certain industry trends and competitive mutual fund performance to comparable Series activity and performance and in illustrating general financial planning principles. From time to time, certain mutual fund performance ranking information, calculated and provided by these organizations, may also be used in the promotion of sales of the Series. Any indices used are not managed for any investment goal.

     CDA Technologies, Inc., Lipper Analytical Services, Inc. and Morningstar, Inc. are performance evaluation services that maintain statistical performance databases, as reported by a diverse universe of independently-managed mutual funds.

     Ibbotson Associates, Inc. is a consulting firm that provides a variety of historical data including total return, capital appreciation and income on the stock market as well as other investment asset classes, and inflation. With their permission, this information will be used primarily for comparative purposes and to illustrate general financial planning principles.

     Interactive Data Corporation is a statistical access service that maintains a database of various international industry indicators, such as historical and current price/earning information, individual equity and fixed income price and return information.

     Compustat Industrial Databases, a service of Standard & Poor's, may also be used in preparing performance and historical stock and bond market exhibits. This firm maintains fundamental databases that provide financial, statistical and market information covering more than 7,000 industrial and non-industrial companies.

     Russell Indexes is an investment analysis service that provides both current and historical stock performance information, focusing on the business fundamentals of those firms issuing the security.

     Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations.


     The following tables are examples, for purposes of illustration only, of cumulative total return performance for the Class A Shares and the Institutional Class for the three-, six- and nine-month periods ended May 31, 1995, for the one-, three- and five-year periods ended May 31, 1995 and for the life of these Classes. Pursuant to applicable regulation, total return shown for the Institutional Class for the periods prior to the commencement of operations of such Class is calculated by taking the performance of the Class A Shares and adjusting it to reflect the elimination of all sales charges. However, for those periods no adjustment has been made to eliminate the impact of 12b-1 payments, and performance would have been affected had such an adjustment been made. Cumulative total return for the Class B Shares for the three- and six-month periods ended May 31, 1995 and for the life of this Class is also provided below. For these purposes, the calculations assume the reinvestment of any realized securities profits distributions and income dividends paid during the indicated periods. Comparative information on the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average is also included. Information regarding the performance of Class C Shares is not shown because such Shares were not offered to the public prior to the date of this Part B.



                              CUMULATIVE    TOTAL RETURN
                                INSTITU-       STANDARD       DOW
                    CLASS A      TIONAL        & POOR'S      JONES

                    SHARES        CLASS(3)                  INDUSTRIAL
                    (AT OFFER)
3 months
 ended
5/31/95                3.90%        9.08%       10.19%        12.07%

6 months
 ended
5/31/95               12.86%       18.63%       19.16%        21.05%

9 months
 ended
5/31/95                6.26%       11.85%       14.50%        16.48%

 1 year
 ended
5/31/95               10.71%       16.63%       20.16%        22.17%

 3 years
  ended
5/31/95               33.27%       40.69%       39.78%        43.22%

 5 years
  ended
5/31/95               55.97%       64.60%       71.69%        80.86%

 Period
8/27/86(1)
through
5/31/95              147.50%      161.34%      178.05%       214.02%

             CLASS B         CLASS B
             SHARES           SHARES
           (INCLUDING       (EXCLUDING
            DEFERRED         DEFERRED       STANDARD        DOW
              SALES           SALES         & POOR'S       JONES
             CHARGE)         CHARGE)          500        INDUSTRIAL
3 months
 ended
5/31/95       4.87%            8.87%         10.19%        12.07%

6 months
 ended
5/31/95      14.02%           18.02%         19.16%        21.05%

Period
9/6/94(4)
through
5/31/95       7.68%           11.68%         14.50%        16.48%



(1) Date of initial public offering of Class A Shares.
(2) Prior to November 29, 1995, the maximum front-end sales charge was 5.75%. Effective November 29, 1995, the maximum front-end sales charge was reduced to 4.75% and the above performance numbers are calculated using 4.75% as the applicable sales charge for all periods, and are more favorable than they would have been had they been calculated using the former sales charges.
(3) Date of initial public offering was July 26, 1993.
(4) Date of initial public offering of Class B Shares; total return for this short of a time period may not be representative of longer-term results.


     Because every investor's goals and risk threshold are different, the Distributor, as distributor for the Fund and other mutual funds in the Delaware Group, will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor will provide information that discusses the Manager's overriding investment philosophy and how that philosophy impacts the Series', and other Delaware Group funds', investment disciplines employed in seeking their objectives. The Distributor may also from time to time cite general or specific information about the institutional clients of the Manager, including the number of such clients serviced by the Manager.

THE POWER OF COMPOUNDING

     When you opt to reinvest your current income for additional Series shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding and the following chart illustrates just how powerful it can be.


COMPOUNDED RETURNS
     Results at various assumed fixed rates of return on a $10,000 investment compounded quarterly for 10 years:


            8% Rate    10% Rate   12% Rate   14% Rate
            of Return  of Return  of Return  of Return
12-'85      $10,824    $11,038    $11,255    $11,475
12-'86      $11,717    $12,184    $12,668    $13,168
12-'87      $12,682    $13,449    $14,258    $15,111
12-'88      $13,728    $14,845    $16,047    $17,340
12-'89      $14,859    $16,386    $18,061    $19,898
12-'90      $16,084    $18,087    $20,328    $22,833
12-'91      $17,410    $19,965    $22,879    $26,202
12-'92      $18,845    $22,038    $25,751    $30,067
12-'93      $20,399    $24,325    $28,983    $34,503
12-'94      $22,080    $26,851    $32,620    $39,593



     These figures are calculated assuming a fixed constant investment return and assume no fluctuation in the value of principal. These figures do not reflect payment of applicable taxes, are not intended to be a projection of investment results and do not reflect the actual performance results of any of the Classes.

TRADING PRACTICES AND BROKERAGE


     The Fund selects brokers or dealers to execute transactions on behalf of the Series for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. Some trades are made on a net basis where the Fund either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty.

     During the fiscal years ended November 30, 1992, 1993 and 1994, the aggregate dollar amounts of brokerage commissions paid by the Series were $1,072,626, $1,600,528 and $895,815, respectively.

     The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchases or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

     During the fiscal year ended November 30, 1994, portfolio transactions of the Series in the amount of $266,710,679 resulting in brokerage commissions of $390,266 were directed to brokers for brokerage and research services provided.

     As provided in the Securities Exchange Act of 1934 and the Series' Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Fund believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Fund and to other funds in the Delaware Group. Subject to best price and execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

     The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Fund's Board of Directors that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD"), and subject to seeking best price and execution, the Fund may place orders with broker/dealers that have agreed to defray certain Series expenses such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of the Series as a factor in the selection of brokers and dealers to execute Series portfolio transactions.


PORTFOLIO TURNOVER
     Portfolio trading will be undertaken principally to accomplish the Series' objective in relation to anticipated movements in the general level of interest rates. The Series is free to dispose of portfolio securities at any time, subject to complying with the Code and the Investment Company Act of 1940, when changes in circumstances or conditions make such a move to one or more funds and desirable in light of the investment objective. The Series will not attempt to achieve or be limited to a predetermined rate of portfolio turnover for the Series, such a turnover always being incidental to transactions undertaken with a view to achieving the Series' investment objective.

     The degree of portfolio activity may affect brokerage costs of the Series and taxes payable by the Series' shareholders to the extent of any net realized capital gains. The Series' portfolio turnover rate is not expected to exceed 100%; however, under certain market conditions the Series may experience a high rate of portfolio turnover which could exceed 100%. The Series' portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Series during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less. A turnover rate of 100% would occur, for example, if all the investments in the Series' portfolio at the beginning of the year were replaced by the end of the year.

     During the fiscal years ended November 30, 1993 and 1994, the Series' portfolio turnover rates were 119% and 74%, respectively.

     In investing for capital appreciation, the Series may hold securities for any period of time. Portfolio turnover will be increased if the Series writes a large number of call options which are subsequently exercised. The portfolio turnover rate also may be affected by cash requirements from redemptions and repurchases of Series shares. Total brokerage costs generally increase with higher portfolio turnover rates.

PURCHASING SHARES

       The Distributor serves as the national distributor for the Series' four classes of shares - Class A Shares, Class B Shares, Class C Shares and the Institutional Class, and has agreed to use its best efforts to sell shares of the Fund. See the Prospectuses for additional information on how to invest. Shares of the Series are offered on a continuous basis, and may be purchased through authorized investment dealers or directly by contacting the Fund or its agent.


       The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares, and Class C Shares. Subsequent purchases generally must be at least $100 for Class A Shares, Class B Shares and Class C Shares. The minimum initial and subsequent investment for Class A Shares will be waived for purchases by officers, directors and employees of any Delaware Group fund, the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. Class A shares purchased pursuant to the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act and Class A Shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Delaware Group Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner strategy selected. There are no minimum purchase requirements for the Institutional Class, but certain eligibility requirements must be satisfied.


       There is a maximum purchase limitation of $250,000 with respect to each purchase of Class B Shares; for Class C Shares, each purchase must be in an amount that is less than $1,000,000. (See Investment Plans for purchase limitations applicable to each of the Fund's master retirement plans.) The Fund will reject any order for purchase of more than $250,000 of Class B Shares and $1,000,000 or more for Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more in Class A Shares, which are subject to a lower annual 12b-1 Plan expense charge than Class B Shares and Class C Shares and generally are not subject to a CDSC.


       Selling dealers have the responsibility of transmitting orders promptly. The Fund reserves the right to reject any order for the purchase of its shares if in the opinion of management such rejection is in the Series' best interest.





       The NASD has adopted amendments to its Rules of Fair Practice relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.


       Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 4.75%; however, lower front-end sales charges apply for larger purchases. See the table below. Class A Shares are also subject to annual 12b-1 Plan expenses.


       Class B Shares are purchased at net asset value and are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares in the Fund Classes' Prospectus.


       Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within twelve months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

       Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses. See Determining Offering Price and Net Asset Value and Plans Under Rule 12b-1 for the Fund Classes in this Part B.


       Institutional Class shares, Class A Shares, Class B Shares and Class C Shares represent a proportionate interest in the Series' assets and will receive a proportionate interest in the Series' income, before application, as to the Class A, Class B and Class C Shares, of any expenses under the Series' 12b-1 Plans.


       Certificates representing shares purchased are not ordinarily issued unless a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing shares purchased by sending a letter to the Transfer Agent requesting the certificate. No charge is made for any certificate issued. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

ALTERNATIVE PURCHASE ARRANGEMENTS


       The alternative purchase arrangements of Class A, Class B and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for his or her needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, under their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of .30% of the average daily net assets of the Class A Shares or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in the Series with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the Shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within twelve months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (.25% of which are service fees to be paid by the Fund to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase, and thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of .30% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another class.

CLASS A SHARES


       Purchases of $100,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the accompanying table, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features - Class A Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.


                                Class A Shares
_______________________________________________________________________________
                                                                   Dealer's
                                Front-End Sales Charge as % of   Concession**
   Amount of Purchase             Offering             Amount      as % of
                                    Price             Invested   Offering Price
_______________________________________________________________________________
Less than $100,000                   4.75%               4.95%       4.00%
$100,000 but under $250,000          3.75                3.90        3.00
$250,000 but under $500,000          2.50                2.60        2.00
$500,000 but under $1,000,000*       2.00                2.03        1.60

--------------------------------------------------------------------------------



* There is no front-end sales charge on purchases of $1 million or more of Class A Shares but, under certain limited circumstances, a 1% contingent deferred sales charge may apply upon redemption of such shares. The contingent deferred sales charge ("Limited CDSC") that may be applicable arises only in the case of certain net asset value purchases which have triggered the payment of a dealer's commission.


** Based upon the net asset value per share of Class A Shares as of the end of the Fund's most recent fiscal year.


***Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.
--------------------------------------------------------------------------------

 The Fund must be notified when a sale takes place which would qualify for the reduced front-end sales charge on the basis of previous purchases or current purchases. The reduced front-end sales charge will be granted upon confirmation of the shareholder's holdings by the Fund. Such reduced front-end sales charges are not retroactive.


 From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge shown above. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the Securities Act of 1933.

     Certain dealers who enter into an agreement to provide extra training and information on Delaware Group products and services and who increase sales of Delaware Group funds may receive an additional concession of up to .15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional concession will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws.


DEALER'S COMMISSION


     For initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are effected in accordance with the following schedule:

                                               DEALER'S
                                              COMMISSION
                                              ----------
                                            (as a percent-
                                            age of amount
AMOUNT OF PURCHASE                            purchased)
------------------

Up to $2 million                                1.00%
Next $1 million up to $3 million                 .75
Next $2 million up to $5 million                 .50
Amount over $5 million                           .25


     In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Group funds as to which a Limited CDSC applies (see Redemption and Repurchase) may be aggregated with those of Class A Shares of the Series. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.


     An exchange from other Delaware Group funds will not qualify for payment of the dealer's commission, unless such exchange is from a Delaware Group fund with assets as to which a dealer's commission or similar payment has not been previously paid. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor in its discretion.


CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES


     Class B and Class C Shares are purchased without the imposition of a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth below, and Class C Shares redeemed within twelve months of purchase may be subject to a CDSC of 1%. CDSC fees are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on redemption of shares received through the reinvestment of dividends or capital gains distributions. See the Prospectus for the Fund Classes under Redemption and Exchange - Waiver of CDSC - Class B and Class C Shares for a list of the instances in which the CDSC is waived.


     The following table sets forth the rates of the CDSC for Class B Shares of the Series:

                             CONTINGENT DEFERRED
                              SALES CHARGE (AS A
                                PERCENTAGE OF
                                DOLLAR AMOUNT
YEAR AFTER PURCHASE MADE      SUBJECT TO CHARGE)
------------------------      ------------------
        0-2                           4%
        3-4                           3%
        5                             2%
        6                             1%
        7 and thereafter             None

During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares of the Series, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the Series. See Automatic Conversion of Class B Shares under Buying Shares in the Fund Classes' Prospectus. Such conversion will constitute a tax-free exchange for federal income tax purposes. See Taxes in the Prospectus for the Fund Classes.

PLANS UNDER RULE 12B-1 FOR THE FUND CLASSES

   Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a separate plan for each of the Class A Shares, the Class B Shares and the Class C Shares of the Series (the "Plans"). Each Plan permits the Series to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class to which the Plan applies. The Plans do not apply to the Institutional Class of shares. Such shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of the Institutional Class shares. Shareholders of the Institutional Class may not vote on matters affecting the Plans.


   The Plans permit the Series, pursuant to the Distribution Agreement, to pay out of the assets of the Class A Shares, Class B Shares and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to the Class B and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.


   In addition, the Series may make payments out of the assets of the Class A Shares, Class B Shares and Class C Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such classes.


   The maximum aggregate fee payable by the Series under the Plans, and the Series' Distribution Agreement, is on an annual basis, .30% of the Class A Shares' average daily net assets for the year, and 1% (.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and the Class C Shares' average daily net assets for the year. The Fund's Board of Directors may reduce these amounts at any time.


   The Board of Directors has determined that the annual fee, payable on a monthly basis, under the Plan for the Class A Shares, will be equal to the sum of: (i) the amount obtained by multiplying .30% by the average daily net assets represented by the Class A Shares that were acquired by shareholders on or after May 2, 1994, and (ii) the amount obtained by multiplying .10% by the average daily net assets represented by the Class A Shares that were acquired before May 2, 1994. While this is the method for calculating the 12b-1 fees to be paid by the Class A Shares, the fee is a Class expense so that all shareholders, regardless of when they purchased their shares will bear 12b-1 expenses at the same per share rate. As Class A Shares are sold on or after May 2, 1994, the initial rate of at least .10% will increase over time. Thus, as the proportion of Class A Shares purchased on or after May 2, 1994 to outstanding Class A Shares increases, the expenses attributable to payments under the Plan will also increase (but will not exceed .30% of average daily net assets). While this describes the current formula for calculating the fees which will be payable under the Plan, the Plan permits the Series to pay a full .30% on all Class A Shares assets at any time.


   All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A, Class B and Class C Shares would be borne by such persons without any reimbursement from such classes. Subject to seeking best price and execution, the Series may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

   From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.


   The Plans and the Distribution Agreement, as amended, have all been approved by the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund and who have no direct or indirect financial interest in the Plans, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreement. Continuation of the Plans and the Distribution Agreement and the form of dealer's and, as amended, must be approved annually by the Board of Directors in the same manner as specified above.


   Each year, the directors must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, the Class A Shares, Class B Shares and Class C Shares and that there is a reasonable likelihood of the Plan relating to a Fund Class providing a benefit to that Class. The Plans and the Distribution Agreement, as amended, may be terminated with respect to a Class at any time without penalty by a majority of those directors who are not "interested persons" or by a majority vote of the outstanding voting securities of the relevant Fund Class. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the outstanding voting securities of the relevant Fund Class, as well as by a majority vote of those directors who are not "interested persons." With respect to the Class A Shares' Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding Class B Shares. Also, any other material amendment to the Plans must be approved by a majority vote of the directors including a majority of the noninterested directors of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of directors who are not "interested persons" of the Fund must be effected by the directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review.


   For the fiscal year ended November 30, 1994, payments from the Class A Shares pursuant to its Plan amounted to $1,278,668 and such amount was used for the following purposes: $31,877 -Advertising; $37,614 - Annual/Semi-Annual Reports; $777,288 - Broker Trails; $66,730 -Commissions to Wholesalers; $36,738 - Dealer Service Expenses; $214,035 - Promotional-Other; $16,688 - Promotional-Broker Meetings; $25,900 -Prospectus Printing; $5,611 - Telephone; and $66,187 - Wholesaler Expenses. For the period September 6, 1994 (date of initial public offering) though November 30, 1994, payments from the Class B Shares pursuant to its Plan amounted to $1,564 and such amount was used for the following purposes:
$538 - Broker Sales Charges; $376 -Broker Trails; $90 - Commission to Wholesalers; and $560 - Interest on Broker Sales Charges.


   The Staff of the SEC has proposed amendments to Rule 12b-1 and other related regulations that could impact Rule 12b-1 Distribution Plans. The Fund intends to amend the Plans, if necessary, to comply with any new rules or regulations the SEC may adopt with respect to Rule 12b-1.


OTHER PAYMENTS TO DEALERS - CLASS A, CLASS B AND CLASS C SHARES

   From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to .25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Group of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares.

   Payments to dealers made in connection with seminars, conferences or contests relating to the promotion of fund shares may be in an amount up to 100% of the expenses incurred or awards made. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Group fund shares.

SPECIAL PURCHASE FEATURES - CLASS A SHARES

BUYING AT NET ASSET VALUE


   Class A Shares may be reinvested without a front-end sales charge under the Dividend Reinvestment Plan and, under certain circumstances, the 12-Month Reinvestment Privilege and the Exchange Privilege.


   Current and former officers, directors and employees of the Fund, any other fund in the Delaware Group, the Manager or any of the Manager's current affiliates and those that may in the future be created, legal counsel to the funds, and registered representatives and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares and any such class of shares of any of the funds in the Delaware Group, including any fund that may be created, at the net asset value per share. Spouses, parents, brothers, sisters and children (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase shares at net asset value. Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within six months of a change of the registered representative's employment, if the purchase is funded by proceeds from an investment where a front-end sales charge has been assessed and the redemption of the investment did not result in the imposition of a contingent deferred sales charge or other redemption charges. Purchase of Class A Shares also may be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of Class A Shares. Officers, directors and key employees of institutional clients of the Manager, or any of its affiliates, may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Such purchasers are required to sign a letter stating that the purchase is for investment only and that the securities may not be resold except to the issuer. Such purchasers may also be required to sign or deliver such other documents as the Fund may reasonably require to establish eligibility for purchase at net asset value. The Fund must be notified in advance that the trade qualifies for purchase at net asset value.



   Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a Delaware Group account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.


LETTER OF INTENTION

   The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or the Fund, which provides for the holding in escrow by the Transfer

Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to ninety days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on the Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within twenty days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of the Fund and of any class of any of the other mutual funds in the Delaware Group (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter. For purposes of satisfying an investor's obligation under a Letter of Intention, Class B and Class C Shares of the Series and the corresponding classes of shares of other Delaware Group funds which offer such shares may be aggregated with Class A Shares of the Series and the corresponding class of shares of the other Delaware Group funds.


   Employers offering a Delaware Group retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments in Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Group funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of the Series and other Delaware Group funds which offer corresponding classes of shares may also be aggregated for this purpose.

COMBINED PURCHASES PRIVILEGE

   In determining the availability of the reduced front-end sales charge previously set forth with respect to the Class A Shares, purchasers may combine the total amount of any combination of the Class B Shares and/or Class C Shares of the Series, as well as shares of any other class of any of the other Delaware Group funds (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited
CDSC).

   The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under twenty-one years of age; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

RIGHT OF ACCUMULATION


   In determining the availability of the reduced front-end sales charge with respect to Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of the Series, as well as shares of any other class of any of the other Delaware Group funds which offer such classes (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from shares from a Delaware Group Fund which carried a front-end sales charge, CDSC or Limited CDSC). If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $60,000 at offering price of additional shares of Class A Shares, the charge applicable to the $60,000 purchase would currently be 3.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-MONTH REINVESTMENT PRIVILEGE


   Holders of the Class A Shares (and of the Institutional Class holding shares which were acquired through an exchange of one of the other mutual funds in the Delaware Group offered with a front-end sales charge) who redeem such shares of the Series have one year from the date of redemption to reinvest all or part of their redemption proceeds in Class A Shares of the Series or in Class A Shares of any of the other funds in the Delaware Group, subject to applicable eligibility and minimum purchase requirements, in states where shares of such other funds may be sold, at net asset value without the payment of a front-end sales charge. This privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Group offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of either Class B or Class C Shares.


   Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. A redemption and reinvestment could have income tax consequences. It is recommended that a tax adviser be consulted with respect to such transactions. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is proposed to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

   Investors should consult their financial advisers or the Transfer Agent, which also serves as the Fund's shareholder servicing agent, about the applicability of the Limited CDSC (see Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange in the Fund Classes' Prospectus) in connection with the features described above.

GROUP INVESTMENT PLANS


   Group Investment Plans that are not eligible to purchase shares of the Institutional Class may also benefit from the reduced front-end sales charges for investments in Class A Shares set forth in the table on page _______, based on total plan assets. If a company has more than one plan investing in the Delaware Group of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Group investment accounts if they so notify the Fund in connection with each purchase.

For other retirement plans and special services, see Retirement Plans for the Fund Classes under Investment Plans.

DECATUR TOTAL RETURN FUND INSTITUTIONAL CLASS

   The Institutional Class is available for purchase only by: (a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, a division of the Manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) banks, trust companies and similar financial institutions investing for their own account or for the account of their trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the class; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

   Shares of the Institutional Class are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to Rule 12b-1 expenses.

INVESTMENT PLANS

REINVESTMENT PLAN/OPEN ACCOUNT

   Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions of the Institutional Class are reinvested in the account of the holders of such shares (based on the net asset value of the Fund in effect on the reinvestment date). A confirmation of each dividend payment from net investment income and of any distributions from realized securities profits will be mailed to shareholders in the first quarter of the fiscal year.


   Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the Fund. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectus and this Part B, are made for Class A Shares at the public offering price and, for Class B Shares, Class C Shares and the Institutional Class at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

REINVESTMENT OF DIVIDENDS IN OTHER DELAWARE GROUP FUNDS

   Subject to applicable eligibility and minimum initial purchase requirements, and the limitations set forth below, holders of Class A Shares, Class B, and Class C Shares may automatically reinvest dividends and/or distributions from the Series in any of the other mutual funds in the Delaware Group, including the Series, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. Nor will such investments be subject to a CDSC or Limited CDSC. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is proposed to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses. See also Dividend Reinvestment Plan in the Prospectus for the Fund Classes.


   Subject to the following limitations, dividends and/or distributions from other funds in the Delaware Group may be invested in shares of the Fund, provided an account has been established. Dividends from Class A Shares may not be directed to Class B or Class C Shares of another fund in the Delaware Group. Dividends from Class B Shares may only be directed to Class B Shares of another fund in the Delaware Group that offers such class of shares. Dividends from Class C Shares may only be directed to Class C Shares of another fund in the Delaware Group that offers such class of shares. See Class B Funds and Class C Funds under Buying Shares in the Fund Classes' Prospectus for the funds in the Delaware Group that are eligible for investment by holders of Series shares.


   This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans.

INVESTING BY ELECTRONIC FUND TRANSFER


   Direct Deposit Purchase Plan--Investors may arrange for the Series to accept for investment in Class A, Class B or Class C Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.


   Automatic Investing Plan--Shareholders of the Class A, Class B and Class C Shares may make automatic investments by authorizing, in advance, monthly payments directly from their checking account for deposit into their Series account. This type of investment will be handled in either of the two ways noted below. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

   This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans.

                                 *     *     *


   Investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $25 or more for Class A Shares and $100 or more for Class B or Class C Shares. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

   Payments to the Series from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, the Series may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Series.

DIRECT DEPOSIT PURCHASES BY MAIL

   Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Series accounts. The Series will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact the Fund for proper instructions.

RETIREMENT PLANS FOR THE FUND CLASSES


   An investment in the Series may be suitable for tax-deferred retirement plans. Among the retirement plans noted below, Class B Shares are available for investment only by Individual Retirement Accounts, Simplified Employee Pension Plans, 457 Deferred Compensation Plans and 403(b)(7) Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B and Class C Shares. See the Prospectus for the Fund Classes under Redemption and Exchange - Waiver of CDSC - Class B and Class C Shares for a list of the instances in which the CDSC is waived.


   Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000 for retirement plans. Each purchase of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.



   Minimum investment limitations generally applicable to other investors do not apply to retirement plans, other than Individual Retirement Accounts ("IRAs") for which there is a minimum initial purchase of $250, and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such plans.


   Certain shareholder investment services available to non-retirement plan
shareholders may not be available to retirement plan shareholders.   Certain
retirement plans may qualify to purchase shares of the Institutional Class. See Decatur Total Return Fund Institutional Class above. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center telephone number.


   IT IS ADVISABLE FOR AN INVESTOR CONSIDERING ANY ONE OF THE RETIREMENT PLANS DESCRIBED BELOW TO CONSULT WITH AN ATTORNEY, ACCOUNTANT OR A QUALIFIED RETIREMENT PLAN CONSULTANT. FOR FURTHER DETAILS, INCLUDING APPLICATIONS FOR ANY OF THESE PLANS, CONTACT YOUR INVESTMENT DEALER OR THE DISTRIBUTOR.


   Taxable distributions from the retirement plans described below may be subject to withholding.


   Please contact your investment dealer or the Distributor for the special application forms required for the plans described below.

PROTOTYPE PROFIT SHARING OR MONEY PURCHASE PENSION PLANS


   Prototype plans are available for self-employed individuals, partnerships and corporations which replace the former Keogh and corporate retirement plans. These plans contain profit sharing or money purchase pension plan provisions. Contributions for plans of this type may be invested only in Class A and Class C Shares.

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")


   A document is available for an individual who wants to establish an IRA by making contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year or elects to be treated as having no compensation for the year. Investments in each of the Fund Classes are permissible.

   The Tax Reform Act of 1986 (the "Act") restructured, and in some cases eliminated, the tax deductibility of IRA contributions. Under the Act, the full deduction for IRAs ($2,000 for each working spouse and $2,250 for one-income couples) was retained for all taxpayers who are not covered by an employer-sponsored retirement plan. Even if a taxpayer (or his or her spouse) is covered by an employer-sponsored retirement plan, the full deduction is still available if the taxpayer's adjusted gross income is below $25,000 ($40,000 for taxpayers filing joint returns). A partial deduction is allowed for married couples with incomes between $40,000 and $50,000, and for single individuals with incomes between $25,000 and $35,000. The Act does not permit deductions for contributions to IRAs by taxpayers whose adjusted gross income before IRA deductions exceeds $50,000 ($35,000 for singles) and who are active participants in an employer-sponsored retirement plan. Taxpayers who are not allowed deductions on IRA contributions still can make nondeductible IRA contributions of as much as $2,000 for each working spouse ($2,250 for one-income couples), and defer taxes on interest or other earnings from the IRAs. Special rules apply for determining the deductibility of contributions made by married individuals filing separate returns.


   A company or association may establish a Group IRA for employees or members who want to purchase shares of the Series. Purchases of $1 million or more of the Class A Shares qualify for purchase at net asset value but may, under certain circumstances, be subject to a Limited CDSC. See Purchasing Shares concerning reduced front-end sales charges applicable to Class A Shares.


   Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. See Class B Shares and Class C Shares under Alternative Purchase Arrangements, Contingent Deferred Sales Charge - Class B Shares and Class C Shares, and Waiver of CDSC - Class B and Class C Shares in the Fund Classes' Prospectus concerning the applicability of a CDSC upon redemption.

   See Appendix A for additional IRA information.

SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP/IRA")

   A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Fund Classes is available for investment by a SEP/IRA.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN ("SAR/SEP")


   Employers with 25 or fewer eligible employees can establish this plan which permits employer contributions and salary deferral contributions in Class A Shares and Class C Shares only.

PROTOTYPE 401(K) DEFINED CONTRIBUTION PLAN


   Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares and Class C Shares or certain other funds in the Delaware Group. Purchases under the plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table on page _____.

DEFERRED COMPENSATION PLAN FOR PUBLIC SCHOOLS AND NON-PROFIT ORGANIZATIONS ("403(B)(7)")


   Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase any of the Fund Classes in conjunction with such an arrangement. Applicable front-end sales charges with respect to Class A Shares for such purchases are set forth in the table on page _____.

DEFERRED COMPENSATION PLAN FOR STATE AND LOCAL GOVERNMENT EMPLOYEES ("457")


   Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of any of the Fund Classes. Although investors may use their own plan, there is available a Delaware Group 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Applicable front-end sales charges for such purchases of Class A Shares are set forth in the table on page _____.

DETERMINING OFFERING PRICE AND NET ASSET VALUE


   Orders for purchases of Class A Shares are effected at the offering price next calculated by the Fund after receipt of the order by the Fund or its agent. Orders for purchases of Class B Shares, Class C Shares and the Institutional Class are effected at the net asset value per share next calculated after receipt of the order by the Fund or its agent. Selling dealers have the responsibility of transmitting orders promptly.


   The offering price for Class A Shares consists of the net asset value per share plus any applicable front-end sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Fund will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

   An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, is included in the Series' financial statements which are incorporated by reference into this Part B.

   The Series' net asset value per share is computed by adding the value of all the Series' securities and other assets, deducting any liabilities of the Series, and dividing by the number of Series shares outstanding. Expenses and fees are accrued daily. Portfolio securities, except for bonds, which are primarily traded on a national or foreign securities exchange are valued at the last sale price on that exchange. Options are valued at the last reported sales price or, if no sales are reported, at the mean between bid and asked prices. Securities not traded on a particular day, over-the-counter securities and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than sixty days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Use of a pricing service has been approved by the Board of Directors. Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith and in a method approved by the Board of Directors.


   Each Class of the Series will bear, pro-rata, all of the common expenses of the Series. The net asset values of all outstanding shares of each Class of the Series will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Series represented by the value of shares of that Class. All income earned and expenses incurred by the Series will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Series represented by the value of shares of such Classes, except that the Institutional Class will not incur any of the expenses under the Series' 12b-1 Plans and Class A, Class B and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each Class, the net asset value of each Class of the Series will vary.

REDEMPTION AND REPURCHASE


   Any shareholder may require the Fund to redeem Series shares by sending a WRITTEN REQUEST, signed by the record owner or owners exactly as the shares are registered, to the Fund, 1818 Market Street, Philadelphia, PA 19103. In addition, certain expedited redemption methods described below are available when stock certificates have not been issued. The Fund does not issue certificates for Class A Shares, Class C Shares or Institutional Class shares, unless a shareholder specifically requests them. The Fund does not issue certificates for Class B Shares or Class C Shares. If stock certificates have been issued for shares being redeemed, they must accompany the written request. For redemptions of $50,000 or less paid to the shareholder at the address of record, the Fund requires a request signed by all owners of the shares or the investment dealer of record, but does not require signature guarantees. When the redemption is for more than $50,000, or if payment is made to someone else or to another address, signatures of all record owners are required and a signature guarantee may be required. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may request further documentation from corporations, retirement plans, executors, administrators, trustees or guardians.


   In addition to redemption of Series shares by the Fund, the Distributor, acting as agent of the Fund, offers to repurchase Series shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the Fund or its agent, subject to any applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See Determining Offering Price and Net Asset Value. The Fund and the Distributor end their business day at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.


   Orders for the repurchase of Series shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to any applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.


   Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange in the Series' Prospectus for the Fund Classes. Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed within twelve months following purchase. See Contingent Deferred Sales Charge under Buying Shares in the Series' Prospectus for the Fund Classes. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below, for which there is currently a $7.50 bank wiring cost, neither the Fund nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

   Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order.

   If a shareholder who recently purchased shares by check seeks to redeem all or a portion of those shares in a written request, the Fund will honor the redemption request but will not mail the proceeds until it is reasonably satisfied of the collection of the investment check. This potential delay can be avoided by making investments by wiring Federal Funds.

   If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund will automatically redeem from the shareholder's account the Series shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Series or to the Distributor.

   In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practical, or it is not reasonably practical for the Series fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Series may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

   Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, the Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated to redeem Series shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Series during any 90-day period for any one shareholder.

   The value of the Series' investments is subject to changing market prices. Thus, a shareholder reselling shares to the Series may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

SMALL ACCOUNTS

   Before the Fund involuntarily redeems shares from an account that, under the circumstances listed in the relevant Prospectus, has remained below the minimum amounts required by the Series' Prospectuses and sends the proceeds to the shareholder, the shareholder will be notified in writing that the value of the shares in the account is less than the minimum required and will be allowed sixty days from the date of notice to make an additional investment to meet the required minimum. See The Conditions of Your Purchase under Buying Shares in the Series' Prospectuses. Any redemption in an inactive account established with a minimum investment may trigger mandatory redemption. No CDSC or Limited CDSC will apply to the redemptions described in this paragraph.


   Effective November 29, 1995, the minimum initial investment in Class A Shares was increased from $250 to $1,000. Class A accounts that were established before November 29, 1995 and maintain a balance in excess of $250 will not presently be subject to the $9 quarterly service fee that may be assessed on accounts with balances below the stated minimum, nor subject to involuntary redemption.


                                 *     *     *


   The Fund has available certain redemption privileges, as described below. The Fund reserves the right to suspend or terminate these expedited payment procedures upon sixty days' written notice to shareholders.


EXPEDITED TELEPHONE REDEMPTIONS


   Shareholders of the Fund Classes or their investment dealers of record wishing to redeem any amount of shares of $50,000 or less for which certificates have not been issued may call the Fund at 800-523-1918 (in Philadelphia, 215-988-1241) or, in the case of shareholders of the Institutional Class, their Client Services Representative at 800-828-5052 prior to the time the offering price and net asset value are determined, as noted above, and have the proceeds mailed to them at the record address. Checks payable to the shareholder(s) of record will normally be mailed the next business day, but no later than seven days, after the receipt of the redemption request. This option is only available to individual, joint and individual fiduciary-type accounts.

   In addition, redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check by calling the Fund, as described above. An authorization form must have been completed by the shareholder and filed with the Fund before the request is received. Payment will be made by wire or check to the bank account designated on the authorization form as follows:

   1. PAYMENT BY WIRE: Request that Federal Funds be wired to the bank account designated on the authorization form. Redemption proceeds will normally be wired on the next business day following receipt of the redemption request. There is a $7.50 wiring fee (subject to change) charged by CoreStates Bank, N.A. which will be deducted from the withdrawal proceeds each time the shareholder requests a redemption. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account.


   2. PAYMENT BY CHECK: Request a check be mailed to the bank account designated on the authorization form. Redemption proceeds will normally be mailed the next business day, but no later than seven days, from the date of the telephone request. This procedure will take longer than the Payment by Wire option (1 above) because of the extra time necessary for the mailing and clearing of the check after the bank receives it.

   REDEMPTION REQUIREMENTS: In order to change the name of the bank and the account number it will be necessary to send a written request to the Fund and a signature guarantee may be required. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness.

   To reduce the shareholder's risk of attempted fraudulent use of the telephone redemption procedure, payment will be made only to the bank account designated on the authorization form.

   The Fund will not honor telephone redemptions for Series shares recently purchased by check unless it is reasonably satisfied that the purchase check has cleared.

   If expedited payment under these procedures could adversely affect the Series, the Fund may take up to seven days to pay the shareholder.

   Neither the Fund nor the Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Series shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by shareholders of the Fund Classes are generally tape recorded. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

SYSTEMATIC WITHDRAWAL PLAN


   Shareholders of the Class A Shares, Class B Shares and Class C Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Series does not recommend any specific amount of withdrawal. This $5,000 minimum does not apply for the Series' prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.


   Checks are dated either the 1st or 15th of the month, as selected by the shareholder, (unless such date falls on a holiday or a weekend) and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market.


   The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.


   Withdrawals under this plan by the holders of Class A Shares or any similar plan of any other investment company charging a front-end sales charge made concurrently with the purchases of the Class A Shares of this or the shares of any other investment company will ordinarily be disadvantageous to the shareholder because of the payment of duplicative sales charges. Shareholders should not purchase Class A Shares while participating in a Systematic Withdrawal Plan and a periodic investment program in a fund managed by the Manager must be terminated before a Systematic Withdrawal Plan can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in Delaware Group funds which do not carry a sales charge. Also, redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. Redemptions of Class B Shares or Class C Shares pursuant to a Systematic Withdrawal Plan may be subject to a CDSC unless the annual amount selected to be withdrawn is less than 12% of the account balance on the date that the Systematic Withdrawal Plan was established. See Waiver of CDSC - Class B and Class C Shares and Waiver of Limited CDSC Class A Shares under Redemption and Exchange in the Prospectus for the Fund Classes.


   An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice. The Systematic Withdrawal Plan is not available with respect to the Institutional Class.




WEALTH BUILDER OPTION

   Shareholders of the Fund Classes may elect to invest in one or more of the other mutual funds in the Delaware Group through our Wealth Builder Option. Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Group, subject to the conditions and limitations set forth in the Fund Classes' Prospectus. See Wealth Builder Option and Redemption and Exchange in the Prospectus for the Fund Classes.

   The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

   Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Exchange Privilege for a brief summary of the tax consequences of exchanges.

   Shareholders can also use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Group, subject to the conditions and limitations described in the Fund Classes' Prospectus. Shareholders can terminate their participation at any time by written notice to the Fund.

   This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Class.

DISTRIBUTIONS AND TAXES


The Series, and intends to continue to qualify, has qualified as a regulated investment company under Subchapter M of the Code. As such, the Series will not be subject to federal income tax on net investment income and net realized capital gains which are distributed to shareholders.



     Each Class of shares of the Series will share proportionately in the investment income and expenses of the Series, except that Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.

     The Series intends to pay out all of its net investment income on a quarterly basis. Distributions of net capital gains, if any, realized on sales of investments will be distributed annually during the quarter following the close of the fiscal year.

     All dividends and any capital gains distributions will be automatically credited to the shareholder's account in additional shares of the same Class unless, in the case of shareholders in the Fund Classes, the shareholder requests in writing that such dividends and/or distributions be paid in cash. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again.




     Any check in payment of dividends or other distributions which cannot be delivered by the U.S. Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. The Series may deduct from a shareholder's account the costs of the Series' effort to locate a shareholder if a shareholder's mail is returned by the U.S. Post Office or the Series is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services. See also Other Tax Requirements under Accounting and Tax Issues.

     During the fiscal year ended November 30, 1994, dividends totaling $0.43, $0.10 and $0.45 per share of the Class A Shares, the Class B Shares and the Institutional Class, respectively, were paid from net investment income. The Class A Shares and the Institutional Class also paid a capital gain of $1.66 per share from realized securities profits during the fiscal year ended November 30, 1994. Dividends of $0.10, $0.09 and $0.14 per share of the Class A Shares, the Class B Shares and the Institutional Class, respectively, were paid from net investment income and a capital gain of $0.42 per share of each Class was paid from realized securities profits on January 5, 1995 to shareholders of record December 27, 1994.

     Persons not subject to tax will not be required to pay taxes on distributions. Dividends from investment income and short-term capital gains distributions are treated by shareholders as ordinary income for federal income tax purposes, whether received in cash or in additional shares. Distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of the length of time an investor has held such shares, and these gains are currently taxed at long-term capital gain rates. Under the Tax Reform Act of 1986, each Series of the Fund is treated as a single tax entity and capital gains and losses for each Series are calculated separately.

     A portion of the Series' dividends may qualify for the dividends-received deduction for corporations provided in the federal income tax law. The portion of dividends paid by the Series that so qualifies will be designated each year in a notice mailed to the Series' shareholders, and cannot exceed the gross amount of dividends received by the Series from domestic (U.S.)

corporations that would have qualified for the dividends-received deduction in the hands of the Series if the Series was a regular corporation. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. For the fiscal year ended November 30, 1994, 100% of the dividends from net investment income of the Series was eligible for this deduction.

     Shareholders will be notified annually by the Fund as to the federal income tax status of dividends and distributions paid by the Series.

INVESTMENT MANAGEMENT AGREEMENT

     The Manager, located at One Commerce Square, Philadelphia, PA 19103, furnishes investment management services to the Series, subject to the supervision and direction of the Fund's Board of Directors.

     The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. The aggregate assets of these funds on November 30, 1994 were approximately $9,237,192,000. Investment advisory services are also provided to institutional accounts with assets on November 30, 1994 of approximately $15,544,258,000.


     The Investment Management Agreement for the Series is dated April 3, 1995 and was approved by shareholders on March 29, 1995.


     The Agreement has an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Series, and only if the terms and the renewal thereof have been approved by the vote of a majority of the directors of the Fund who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty on sixty days' notice by the directors of the Fund or by the Manager. The Agreement will terminate automatically in the event of its assignment.

     The annual compensation paid by the Series for investment management services is equal to .60% on the first $500 million of the Series' average daily net assets, .575% on the next $250 million and .55% on the average daily net assets in excess of $750 million, less all directors' fees paid to the unaffiliated directors by the Series.

     On November 30, 1994, the total net assets of the Series were $405,963,326. Investment management fees paid by the Series during the past three fiscal years were $2,425,145 for 1992, $2,567,182 for 1993 and $2,542,011 for 1994.

     Under the general supervision of the Board of Directors, the Manager makes all investment decisions which are implemented by the Fund. The Manager pays the salaries of all directors, officers and employees of the Fund who are affiliated with the Manager. The Series pays all of its other expenses, including its proportionate share of rent and certain other administrative expenses.


     The ratio of expenses to average daily net assets for the Decatur Total Return Fund A Class and for the Decatur Total Return Fund Institutional Class for the fiscal year ended November 30, 1994 was 1.26% and 0.96%, respectively. Based on expenses incurred by the Class A Shares during its fiscal year ended November 30, 1994, the expenses of the Class B Shares are expected to be 1.96% for the fiscal year ending November 30, 1995. The expense ratio for the Class A Shares and the Class B Shares reflects the impact of its respective 12b-1 Plan. The Series anticipates that the ratio of expenses to average daily net assets of Class C Shares will be identical to that of Class B Shares.

     By California regulation, the Manager is required to waive certain fees and reimburse the Series for certain expenses to the extent that the Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 2 1/2% of the first $30 million of average daily net assets, 2% of the next $70 million of average daily net assets and 1 1/2% of any additional average daily net assets. For the fiscal year ended November 30, 1994, no such reimbursement was necessary or paid.

DISTRIBUTION AND SERVICE


     The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), located at 1818 Market Street, Philadelphia, PA 19103, serves as the national distributor of Series shares under a Distribution Agreement dated April 3, 1995, as amended on November 29, 1995. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Series on behalf of the Class A, Class B and Class C Shares of the Series under their respective 12b-1 Plans. Prior to January 3, 1995, Delaware Distributors, Inc. ("DDI") served as the national distributor of the Series' shares. On that date, Delaware Distributors, L.P., a newly formed limited partnership, succeeded to the business of DDI. All officers and employees of DDI became officers and employees of Delaware Distributors, L.P. DDI is the corporate general partner of Delaware Distributors, L.P. and both DDI and Delaware Distributors, L.P. are indirect, wholly-owned subsidiaries of Delaware Management Holdings, Inc.


     The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 1818 Market Street, Philadelphia, PA 19103, serves as the Series' shareholder servicing, dividend disbursing and transfer agent pursuant to a Shareholders Services Agreement dated June 29, 1988. The Transfer Agent is also an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc.

OFFICERS AND DIRECTORS


    The business and affairs of the Fund are managed under the direction of its Board of Directors. Certain officers and directors of the Fund hold identical positions in each of the other funds in the Delaware Group. On September 15, 1995, the Fund's officers and directors owned less than 1% of the outstanding shares of the Class A Shares and the Class B Shares and approximately 2.84% of the Institutional Class.


     As of October 31, 1995, the Fund believes the following shareholders held 5% or more of the outstanding shares of, respectively, the Institutional Class and Class B Shares:


     First Trust NA, Trst Northern States Power Employee Retirement Saving Plan, Mutual Funds A/C 21736111, P.O. Box 64482, St. Paul MN 55164 held 506,436 shares (68.77%); Delaware Management Company, Inc., Employee Profit Sharing Trust, 1818 Market Street, Philadelphia, PA 19103 held 82,844 shares (11.24%); and Castle Harlan, Inc., 401(k) Plan, 150 East 58th Street, New York, NY 10155 held 49,293 shares (6.77%) of the outstanding shares of the Institutional Class. Shares held by Delaware Management Company, Inc., Employee Profit Sharing Trust and Castle Harlan, Inc., 401(k) Plan are beneficially owned by the participants in those plans. Merrill, Lynch, Pierce, Fenner & Smith Inc., Mutual Fund Operations, Attention Book Entry, 4800 Deer Lake Drive East, 3rd Fl., Jacksonville, FL 32246 held of record for the benefit of others 80,072 shares (9.85%) of the outstanding shares of the Class B Shares.


     DMH Corp., Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd. and Delaware Investment Counselors, Inc. are direct or indirect, wholly-owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly-owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. In connection with the merger, a new Investment Management Agreement between the Fund on behalf of the Series and the Manager was executed following shareholder approval. DMH and the Manager are now wholly-owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.


     Directors and principal officers of the Fund are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and director is One Commerce Square, Philadelphia, PA 19103.

*WAYNE A. STORK (58)


     Chairman, President, Chief Executive Officer, Director and/or Trustee of the Fund, 15 other funds in the Delaware Group (which excludes Delaware Pooled Trust, Inc.), and Delaware Management Holdings, Inc.


     Chairman and Director of Delaware Pooled Trust, Inc. and Delaware Investment Counselors, Inc. Chairman, Chief Executive Officer, Chief Investment Officer and Director of Delaware Management Company, Inc.


     Chairman, Chief Executive Officer and Director of DMH Corp.,
         Delaware International Advisers Ltd., Delaware International Holdings Ltd. and Founders Holdings, Inc.


     Director of Delaware Distributors, Inc. and Delaware Service Company, Inc.



     During the past five years, Mr. Stork has served in various executive capacities at different times within the Delaware organization.





WINTHROP S. JESSUP (50)

     Executive Vice President of the Fund, 15 other funds in the Delaware Group
        (which excludes Delaware Pooled Trust, Inc.) and Delaware Management Holdings, Inc.

     President and Chief Executive Officer of Delaware Pooled Trust, Inc. President and Director of Delaware Investment Counselors, Inc.

     Executive Vice President and Director of DMH Corp., Delaware Management Company, Inc.

     Delaware International Holdings Ltd. and Founders Holdings, Inc. Vice Chairman and Director of Delaware Distributors, Inc.
     Vice Chairman of Delaware Distributors, L.P.

     Director of Delaware Management Trust Company, Delaware Service Company,
        Inc. and Delaware International Advisers Ltd.
     During the past five years, Mr. Jessup has served in various executive capacities at different times within the Delaware organization.

RICHARD G. UNRUH, JR. (56)

     Executive Vice President of the Fund and each of the other 16 funds in the Delaware Group.

     Executive Vice President and Director of Delaware Management Company,
        Inc.


     Senior Vice President of Delaware Management Holdings, Inc.


     Director of Delaware International Advisers Ltd.


     During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware organization.

WALTER P. BABICH (68)


     Director and/or Trustee of the Fund and each of the other 16 funds in the Delaware Group.


     460 North Gulph Road, King of Prussia, PA  19406.


     Board Chairman, Citadel Constructors, Inc.


     From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to 1991, he was a partner of I&L Investors.



-----------------------------
*Director affiliated with the investment manager of the Fund and considered an "interested person" as defined in the Investment Company Act of 1940.

ANTHONY D. KNERR (56)
   Director and/or Trustee of the Fund and each of the other 16 funds in the Delaware Group.
   500 Fifth Avenue, New York, NY  10110.

Consultant, Anthony Knerr & Associates.
   From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and
       8Treasurer of Columbia
       **8 University, New York. From 1987 to 1989, he was also a lecturer in English at the University. In addition, Mr. Knerr was Chairman of The Publishing Group, Inc., New York, from 1988 to 1990. Mr. Knerr founded The Publishing Group, Inc. in 1988.


ANN R. LEVEN (55)
   Director and/or Trustee of the Fund and each of the other 16 funds in the Delaware Group.
   785 Park Avenue, New York, NY  10021.
   Treasurer, National Gallery of Art.
   From 1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal Officer of the Smithsonian
      Institution, Washington, DC, and from 1975 to 1994, she was Adjunct Professor of Columbia Business School.


W. THACHER LONGSTRETH (75)
   Director and/or Trustee of the Fund and each of the other 16 funds in the Delaware Group.
   1617 John F. Kennedy Boulevard, Philadelphia, PA  19103.
   Vice Chairman, Packquisition Corp., a financial printing, commercial printing and information processing firm.
   Philadelphia City Councilman.
   President, MLW, Associates.
   Director, Tasty Baking Company.
   Director, Healthcare Services Group.


CHARLES E. PECK (69)
   Director and/or Trustee of the Fund and each of the other 16 funds in the Delaware Group.

   P.O. Box 1102, Columbia, MD  21044.
   Secretary, Enterprise Homes, Inc.
   From 1981 to 1990, Mr. Peck was Chairman and Chief Executive Officer of The Ryland Group,
      Inc., Columbia, MD.


DAVID K. DOWNES (55)
   Senior Vice President/Chief Administrative Officer/Chief Financial Officer of the Fund, each of the other 16 funds in the Delaware Group and Delaware Management Company, Inc.
   Chairman and Director of Delaware Management Trust Company.
   Senior Vice President/Chief Administrative Officer/Chief Financial Officer/Treasurer of Delaware Management Holdings, Inc.
   Senior Vice President/Chief Financial Officer/Treasurer and Director of DMH Corp.
   Senior Vice President/Chief Administrative Officer/Chief Financial Officer
      and Director of Delaware Service Company, Inc.
   Senior Vice President/Chief Administrative Officer of Delaware Distributors,
      L.P.
   Senior Vice President/Chief Administrative Officer of Delaware Distributors,
      Inc.
   Chief Financial Officer and Director of Delaware International Holdings Ltd. Senior Vice President/Chief Financial Officer/Treasurer of Delaware Investment Counselors, Inc.
   Senior Vice President and Director of Founders Holdings, Inc.
   Director of Delaware International Advisers Ltd.
   Before joining the Delaware Group in 1992, Mr. Downes was Chief Administrative Officer, Chief Financial Officer and Treasurer of Equitable
      Capital Management Corporation, New York, from December 1985 through August 1992, Executive Vice President from December 1985 through March 1992, and Vice Chairman from March 1992 through August 1992.

GEORGE M. CHAMBERLAIN, JR. (48)
   Senior Vice President and Secretary of the Fund, each of the other 16 funds in the Delaware Group, Delaware Management Holdings, Inc., Delaware Distributors, L.P. and Delaware Investment Counselors, Inc.
   Executive Vice President and Secretary of Delaware Management Trust Company. Senior Vice President, Secretary and Director of DMH Corp., Delaware Management Company, Inc.,
      Delaware Distributors, Inc. and Delaware Service Company, Inc.
   Corporate Vice President, Secretary and Director of Founders Holdings, Inc. Secretary and Director of Delaware International Holdings Ltd.
   Director of Delaware International Advisers Ltd.
   Attorney.
   During the past five years, Mr. Chamberlain has served in various capacities at different times within the Delaware organization.


JOHN B. FIELDS (50)
   Vice President/Senior Portfolio Manager of the Fund, of seven other equity funds in the Delaware Group and of Delaware Management Company, Inc. Before joining the Delaware Group in 1992, Mr. Fields served as a director of domestic equity risk management for DuPont, Wilmington, DE.


JOSEPH H. HASTINGS (45)
   Vice President/Corporate Controller of the Fund, each of the other 16 funds in the Delaware Group, Delaware Management Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Investment Counselors, Inc. and Founders Holdings, Inc.
   Executive Vice President/Treasurer/Chief Financial Officer of Delaware Management Trust Company. Assistant Treasurer of Founders CBO Corporation. 1818 Market Street, Philadelphia, PA 19103.
   Before joining the Delaware Group in 1992, Mr. Hastings was Chief Financial
      Officer for Prudential Residential Services, L.P., New York, NY from 1989 to 1992. Prior to that, Mr. Hastings served as Controller and Treasurer for Fine Homes International, L.P., Stamford, CT from 1987 to 1989.


MICHAEL P. BISHOF (33)
   Vice President/Treasurer of the Fund, each of the other 16 funds in the Delaware Group, Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Founders Holdings, Inc. and Founders CBO Corporation.
   Prior to joining the Delaware Group in 1995, Mr. Bishof was a vice president for Bankers Trust, New York, NY from 1994 to 1995, a vice president for CS First Boston Investment Management, New York, NY from 1993 to 1994 and an assistant vice president for Equitable Capital Management Corporation, New York, NY from 1987 to 1993.

   The following is a compensation table listing for each director entitled to receive compensation, the aggregate compensation received from the Fund and the total compensation received from all Delaware Group funds for the fiscal year ended November 30, 1994 and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan for Directors/Trustees as of November 30, 1994.

                                            PENSION OR
                                            RETIREMENT     ESTIMATED      TOTAL
                                             BENEFITS       ANNUAL     COMPENSATION
                              AGGREGATE       ACCRUED      BENEFITS    FROM ALL 17
                            COMPENSATION    AS PART OF       UPON        DELAWARE
          NAME                FROM FUND    FUND EXPENSES  RETIREMENT*  GROUP FUNDS

W. Thacher Longstreth         $5,401.00           None      $18,100    $39,619.35
Ann R. Leven                  $6,253.86           None      $18,100    $44,590.02
Walter P. Babich              $6,083.32           None      $18,100    $43,595.90
John J. Connolly, Ed.D.       $5,401.00           None      $18,100    $39,619.35
Anthony D. Knerr              $6,166.48           None      $18,100    $43,962.29
Charles E. Peck               $5,058.00           None      $18,100    $36,483.40
John H. Durham                $4,715.00           None      $18,100    $33,813.40


* Under the terms of the Delaware Group Retirement Plan for Directors/Trustees, each disinterested director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each fund in the Delaware Group for a period equal to the lesser of the number of years that such person served as a director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to directors of each fund at the time of such person's retirement. If an eligible director retired as of November 30, 1994, he or she would be entitled to annual payments totaling $18,100, in the aggregate, from all of the funds in the Delaware Group, based on the number of funds in the Delaware Group as of that date.

EXCHANGE PRIVILEGE


   The exchange privileges available for shareholders of the Classes and for shareholders of classes of other funds in the Delaware Group are set forth in the relevant prospectuses for such classes. The following supplements that information. The Fund may modify, terminate or suspend the exchange privilege upon sixty days' notice to shareholders.

   All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses. A shareholder requesting an exchange will be sent a current prospectus and an authorization form for any of the other mutual funds in the Delaware Group. Exchange instructions must be signed by the record owner(s) exactly as the shares are registered.

   An exchange constitutes, for tax purposes, the sale of one fund or series and the purchase of another. The sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.

   In addition, investment advisers and dealers may make exchanges between funds in the Delaware Group on behalf of their clients by telephone or other expedited means. This service may be discontinued or revised at any time by the Transfer Agent. Such exchange requests may be rejected if it is determined that a particular request or the total requests at any time could have an adverse effect on any of the funds. Requests for expedited exchanges may be submitted with a properly completed exchange authorization form, as described above.

TELEPHONE EXCHANGE PRIVILEGE

   Shareholders owning shares for which certificates have not been issued or their investment dealers of record may exchange shares by telephone for shares in other mutual funds in the Delaware Group. This service is automatically provided unless the Fund receives written notice from the shareholder to the contrary.


   Shareholders or their investment dealers of record may contact the Transfer Agent at 800-523-1918 (in Philadelphia, 215-988-1241) or, in the case of shareholders of the Institutional Class, their Client Services Representative at 800-828-5052, to effect an exchange. The shareholder's current Series account number must be identified, as well as the registration of the account, the share or dollar amount to be exchanged and the fund into which the exchange is to be made. Requests received on any day after the time the offering price and net asset value are determined will be processed the following day. See Determining Offering Price and Net Asset Value. Any new account established through the exchange will automatically carry the same registration, shareholder information and dividend option as the account from which the shares were exchanged. The exchange requirements of the fund into which the exchange is being made, such as sales charges, eligibility and investment minimums, must be met. (See the prospectus of the fund desired or inquire by calling the Transfer Agent or, as relevant, your Client Services Representative.) Certain funds are not available for retirement plans.

   The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Group. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and the Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.


   As described in the Fund's Prospectuses, neither the Fund nor the Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Series shares which are reasonably believed to be genuine.

RIGHT TO REFUSE TIMING ACCOUNTS


   With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Series reserves the right to refuse any new Timing Arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Group funds from Timing Firms. The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.


RESTRICTIONS ON TIMED EXCHANGES

   Timing Accounts operating under existing Timing Agreements may only execute exchanges between the following eight Delaware Group funds: (1) Decatur Income Fund, (2) Decatur Total Return Fund, (3) Delaware Fund, (4) Limited-Term Government Fund, (5) Tax-Free USA Fund, (6) Delaware Cash Reserve, (7) Delchester Fund, and (8) Tax-Free Pennsylvania Fund. No other Delaware Group funds will be available for Timed Exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Group funds not listed above may not be reinvested back into that Timing Account. The Fund reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a timing pattern (as described above).


   The Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected.
A shareholder's purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.


   The Series will terminate, except as noted above, all exchange privileges, including telephone and written redemption privileges, previously made available to Timing Firms. At such time, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

   Following is a summary of the investment objectives of the other Delaware Group funds:


   DELAWARE FUND seeks long-term growth by a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. DEVON FUND seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks the Manager believes have the potential for above average dividend increases over time.

   TREND FUND seeks long-term growth by investing in common stock issued by emerging growth companies exhibiting strong capital appreciation potential.
   VALUE FUND seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

   DELCAP FUND seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

   DECATUR INCOME FUND seeks the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal.


   DELCHESTER FUND seeks as high a current income as possible by investing principally in corporate bonds, and also in U.S. Government securities and commercial paper.


   U.S. GOVERNMENT FUND seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


   LIMITED-TERM GOVERNMENT FUND seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and instruments secured by such securities. U.S. GOVERNMENT MONEY FUND seeks maximum current income with preservation of principal and maintenance of liquidity by investing only in short-term securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities, while maintaining a stable net asset value.

   DELAWARE CASH RESERVE seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.

   TAX-FREE USA FUND seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. TAX-FREE INSURED FUND invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. TAX-FREE USA INTERMEDIATE FUND seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.

   TAX-FREE MONEY FUND seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.

   TAX-FREE PENNSYLVANIA FUND seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital.

   INTERNATIONAL EQUITY FUND seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. GLOBAL BOND FUND seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed income securities that may also provide the potential for capital appreciation. GLOBAL ASSETS FUND seeks to achieve long-term total return by investing in global securities which will provide higher current income than a portfolio comprised exclusively of equity securities, along with the potential for capital growth.


   DELAWARE GROUP PREMIUM FUND offers nine series available exclusively as funding vehicles for certain insurance company separate accounts. EQUITY/INCOME SERIES seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. HIGH YIELD SERIES seeks as high a current income as possible by investing in rated and unrated corporate bonds, U.S. Government securities and commercial paper. CAPITAL RESERVES SERIES seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. MONEY MARKET SERIES seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. GROWTH SERIES seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. MULTIPLE STRATEGY SERIES seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. INTERNATIONAL EQUITY SERIES seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers that provide the potential for capital appreciation and income. VALUE SERIES seeks capital appreciation by investing in small- to mid-cap common stocks whose market values appear low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. EMERGING GROWTH SERIES seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective.

   For more complete information about any of these funds, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.


   Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus(es).

GENERAL INFORMATION


   The Manager is the investment manager of the Series. The Manager or its affiliate, Delaware International Advisers Ltd., also manages the other funds in the Delaware Group. The Manager, through a separate division, also manages private investment accounts. While investment decisions for the Series are made independently from those of the other funds and accounts, they may make investment decisions at the same time.


   Access persons and advisory persons of the Delaware Group of funds, as those terms are defined in SEC Rule 17j-1 under the Investment Company Act of 1940, who provide services to the Manager, Delaware International Advisers Ltd. or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance is received;
(3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities; (4) opening positions may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance
Officer.

   The Distributor acts as national distributor for the Fund and for the other mutual funds in the Delaware Group. As previously described, prior to January 3, 1995, DDI served as the national distributor for the Fund. In its capacity as such, DDI received net commissions from the Series on behalf of the Class A Shares, after reallowances to dealers, as follows:

FISCAL           TOTAL AMOUNT       AMOUNTS          NET
YEAR            OF UNDERWRITING    REALLOWED      COMMISSION
ENDING            COMMISSION       TO DEALERS       TO DDI
------          ---------------    ----------     ----------

11/30/94          $1,406,240       $1,218,424     $187,816
11/30/93           1,771,659        1,533,223      238,436
11/30/92           1,948,084        1,732,709      215,375


     Effective as of January 3, 1995, all such payments described above have been paid to the Distributor.

     The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for the Fund and for the other mutual funds in the Delaware Group. The Transfer Agent is paid a fee by the Series for providing these services consisting of an annual per account charge of $5.50 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Directors, including a majority of the unaffiliated directors.

     The Manager and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of the Fund's advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause the Fund to delete the words "Delaware Group" from the Fund's name.


     Chemical Bank, 450 West 33rd Street, New York, NY 10001, is custodian of the Series, securities and cash. As custodian for the Series, Chemical Bank maintains a separate account or accounts for the Series; receives, holds and releases portfolio securities on account of the Series; receives and disburses money on behalf of the Series; and collects and receives income and other payments and distributions on account of the Series' portfolio securities.


     The legality of the issuance of the shares offered hereby, registered pursuant to Rule 24f-2 under the Investment Company Act of 1940 has been passed upon for the Fund by Stradley, Ronon, Stevens & Young, Philadelphia, Pennsylvania.

CAPITALIZATION


     The Fund has a present authorized capitalization of seven hundred fifty million shares of capital stock with a $1.00 par value per share. Two hundred million shares are allocated to the Series. Prior to July 26, 1993, the Series offered only one class of shares, the class currently designated the Class A Shares. The Series currently offers four classes of shares, each representing a proportionate interest in the assets of the Series, and each having the same voting and other rights and preferences as the other classes of the Series, except that shares of the Institutional Class may not vote on any matter affecting the Fund Classes' Plans under Rule 12b-1. Similarly, as a general matter, shareholders of the Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the 12b-1 Plan that relates to the Class of Shares that they hold. However, Class B Shares may vote on a proposal to increase materially the fees to be paid by the Series under the Plan relating to Class A Shares. General expenses of the Series will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Plans of the Class A, Class B and Class C Shares will be allocated solely to those classes. The Board of Directors has allocated one hundred million shares to the Class A Shares, fifty million shares to the Class B Shares and fifty million shares to the Institutional Class. While all shares have equal voting rights on matters affecting the entire Fund, the Series would vote separately on any matter which affects only this Series, such as any change in its own investment objective and policy or action to dissolve the Series and as otherwise prescribed by the Investment Company Act of 1940. Shares of the Series have a priority in the Series' assets, and in gains on and income from the portfolio of the Series.

     Shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable.

     From May 2, 1994 to September 5, 1994, the
Decatur Total Return Fund A Class was known as the Decatur Total Return Fund class and prior to May 2, 1994, it was known as the Decatur Fund II class. From May 2, 1994 to September 5, 1994, the Decatur Total Return Fund Institutional Class was known as the Decatur Total Return Fund (Institutional) class and prior to May 2, 1994, it was known as the Decatur Fund II (Institutional) class.

NONCUMULATIVE VOTING

     THESE SHARES HAVE NONCUMULATIVE VOTING RIGHTS WHICH MEANS THAT THE HOLDERS OF MORE THAN 50% OF THE SHARES OF THE FUND VOTING FOR THE ELECTION OF DIRECTORS CAN ELECT ALL THE DIRECTORS IF THEY CHOOSE TO DO SO, AND, IN SUCH EVENT, THE HOLDERS OF THE REMAINING SHARES WILL NOT BE ABLE TO ELECT ANY DIRECTORS.

     This Part B does not include all of the information contained in the Registration Statement which is on file with the SEC.

APPENDIX A--IRA INFORMATION

The Tax Reform Act of 1986 restructured, and in some cases eliminated, the tax deductibility of IRA contributions. Under the Act, the full deduction for IRAs ($2,000 for each working spouse and $2,250 for one-income couples) was retained for all taxpayers who are not covered by an employer-sponsored retirement plan. Even if a taxpayer (or his or her spouse) is covered by an employer-sponsored retirement plan, the full deduction is still available if the taxpayer's adjusted gross income is below $25,000 ($40,000 for taxpayers filing joint returns). A partial deduction is allowed for married couples with incomes between $40,000 and $50,000, and for single individuals with incomes between $25,000 and $35,000. The Act does not permit deductions for contributions to IRAs by taxpayers whose adjusted gross income before IRA deductions exceeds $50,000 ($35,000 for singles) and who are active participants in an employer-sponsored retirement plan. Taxpayers who were not allowed deductions on IRA contributions still can make nondeductible IRA contributions of as much as $2,000 for each working spouse ($2,250 for one-income couples), and defer taxes on interest or other earnings from the IRAs. Special rules apply for determining the deductibility of contributions made by married individuals filing separate returns.

As illustrated in the following tables, maintaining an Individual Retirement Account remains a valuable opportunity.

For many, an IRA will continue to offer both an up-front tax break with its tax deduction each year and the real benefit that comes with tax-deferred compounding. For others, losing the tax deduction will impact their taxable income status each year. Over the long-term, however, being able to defer taxes on earnings still provides an impressive investment opportunity--a way to have money grow faster due to tax-deferred compounding.

Even if your IRA contribution is no longer deductible, the benefits of saving on a tax-deferred basis can be substantial. The following tables illustrate the benefits of tax-deferred versus taxable compounding. Each reflects a constant 10% rate of return, compounded annually, with the reinvestment of all proceeds. The tables do not take into account any sales charges or fees. Of course, earnings accumulated in your IRA will be subject to tax upon withdrawal. If you choose a mutual fund with a fluctuating net asset value, like the Series, your bottom line at retirement could be lower--it could also be much higher.

$2,000 INVESTED ANNUALLY ASSUMING A 10% ANNUALIZED RETURN

  15% Tax Bracket         Single  -  $0-$22,750
  ---------------
                          Joint   -  $0-$38,000

                                                                    HOW MUCH YOU
    END OF            CUMULATIVE           HOW MUCH YOU            HAVE WITH FULL
     YEAR         INVESTMENT AMOUNT      HAVE WITHOUT IRA          IRA DEDUCTION

      1               $ 2,000                $  1,844                 $  2,200
      5                10,000                  10,929                   13,431
     10                20,000                  27,363                   35,062
     15                30,000                  52,074                   69,899
     20                40,000                  89,231                  126,005
     25                50,000                 145,103                  216,364
     30                60,000                 229,114                  361,887
     35                70,000                 355,438                  596,254
     40                80,000                 545,386                  973,704

[Without IRA--investment of $1,700 ($2,000 less 15%) earning 8.5% (10% less
15%)]



 28% Tax Bracket          Single  -  $22,751-$55,100
 ---------------
                          Joint   -  $38,001-$91,850

 END OF              CUMULATIVE           HOW MUCH YOU          HOW MUCH YOU HAVE WITH FULL IRA
  YEAR           INVESTMENT AMOUNT      HAVE WITHOUT IRA           NO DEDUCTION   DEDUCTION

      1               $ 2,000                $  1,544                $ 1,584      $  2,200
      5                10,000                   8,913                  9,670        13,431
     10                20,000                  21,531                 25,245        35,062
     15                30,000                  39,394                 50,328        69,899
     20                40,000                  64,683                 90,724       126,005
     25                50,000                 100,485                155,782       216,364
     30                60,000                 151,171                260,559       361,887
     35                70,000                 222,927                429,303       596,254
     40                80,000                 324,512                701,067       973,704

[Without IRA--investment of $1,440 ($2,000 less 28%) earning 7.2% (10% less
28%)]
[With IRA--No Deduction--investment of $1,440 ($2,000 less 28%) earning 10%]


31% Tax Bracket       Single  -  $55,101-$115,000
-----------------
                      Joint   -  $91,851-$140,000

     END OF            CUMULATIVE           HOW MUCH YOU        HOW MUCH YOU HAVE           WITH FULL IRA
      YEAR         INVESTMENT AMOUNT      HAVE WITHOUT IRA         NO DEDUCTION              DEDUCTION
        1              $ 2,000             $     1,475              $  1,518                $  2,200
        5               10,000                   8,467                 9,268                  13,431
       10               20,000                  20,286                24,193                  35,062
       15               30,000                  36,787                48,231                  69,899
       20               40,000                  59,821                86,943                 126,005
       25               50,000                  91,978               149,291                 216,364
       30               60,000                 136,868               249,702                 361,887
       35               70,000                 199,536               411,415                 596,254
       40               80,000                 287,021               671,855                 973,704

[Without IRA--investment of $1,380 ($2,000 less 31%) earning 6.9% (10% less
31%)]
[With IRA--No Deduction--investment of $1,380 ($2,000 less 31%) earning 10%]

36% Tax Bracket*        Single   -   $115,001-$250,000
------------------
                        Joint    -   $140,001-$250,000

      END OF                CUMULATIVE              HOW MUCH YOU             HOW MUCH YOU HAVE       WITH FULL IRA
       YEAR              INVESTMENT AMOUNT         HAVE WITHOUT IRA             NO DEDUCTION            DEDUCTION
         1                    $ 2,000                 $  1,362                   $  1,408               $  2,200
         5                     10,000                    7,739                      8,596                 13,431
        10                     20,000                   18,292                     22,440                 35,062
        15                     30,000                   32,683                     44,736                 69,899
        20                     40,000                   52,308                     80,643                126,005
        25                     50,000                   79,069                    138,473                216,364
        30                     60,000                  115,562                    231,608                361,887
        35                     70,000                  165,327                    381,602                596,254
        40                     80,000                  233,190                    623,170                973,704

[Without IRA--investment of $1,280 ($2,000 less 36%) earning 6.4% (10% less
36%)]
[With IRA--No Deduction--investment of $1,280 ($2,000 less 36%) earning 10%]

39.6% Tax Bracket*                 Single   -   over $250,000
------------------
                                   Joint    -   over $250,000

   END OF       CUMULATIVE        HOW MUCH YOU       HOW MUCH YOU   HAVE WITH FULL IRA
    YEAR    INVESTMENT AMOUNT   HAVE WITHOUT IRA     NO DEDUCTION        DEDUCTION
      1           $ 2,000          $  1,281            $  1,329          $  2,200
      5            10,000             7,227               8,112            13,431
     10            20,000            16,916              21,178            35,062
     15            30,000            29,907              42,219            69,899
     20            40,000            47,324              76,107           126,005
     25            50,000            70,677             130,684           216,364
     30            60,000           101,986             218,580           361,887
     35            70,000           143,965             360,137           596,254
     40            80,000           200,249             588,117           973,704

[Without IRA--investment of $1,208 ($2,000 less 39.6%) earning 6.04% (10% less 39.6%)]
[With IRA--No Deduction--investment of $1,208 ($2,000 less 39.6%) earning 10%]


* For tax years beginning after 1992, a 36% tax rate applies to all taxable income in excess of the maximum dollar amounts subject to the 31% tax rate. In addition, a 10% surtax (not applicable to capital gains) applies to certain high-income taxpayers. It is computed by applying a 39.6% rate to taxable income in excess of $250,000. The above tables do not reflect the personal exemption phaseout nor the limitations of itemized deductions that may apply.

        $2,000 SINGLE INVESTMENT AT A RETURN OF 10% COMPOUNDED QUARTERLY


           TAXABLE -  TAXABLE -  TAXABLE -   TAXABLE -   TAXABLE -     TAX
 YEARS      39.6%*       36%*      31%         28%         15%       DEFERRED
------------------------------------------------------------------------------
  10       $ 3,642    $ 3,774    $ 3,964     $ 4,083     $ 4,638   $  5,370
  15         4,915      5,184      5,581       5,833       7,062      8,800
  20         6,633      7,121      7,857       8,334      10,755     14,419
  30        12,081     13,436     15,572      17,012      24,939     38,716
  40        22,001     25,352     30,865      34,728      57,831    103,956


        $2,000 INVESTED ANNUALLY AT A RETURN OF 10% COMPOUNDED QUARTERLY


           TAXABLE -  TAXABLE -  TAXABLE -   TAXABLE -   TAXABLE -      TAX
 YEARS      39.6%*      36%*       31%         28%         15%        DEFERRED
-----------------------------------------------------------------------------
  10      $ 28,226   $ 28,833   $ 29,702    $ 30,239    $ 32,699   $   35,834
  15        50,104     51,753     54,152      55,654      62,755       72,298
  20        79,629     83,239     88,573      91,966     108,525      132,049
  30       173,245    185,894    205,256     217,971     284,358      390,394
  40       343,773    379,596    436,523     475,187     692,097    1,084,066

* For tax years beginning after 1992, a 36% tax rate applies to all taxable income in excess of the maximum dollar amounts subject to the 31% tax rate. In addition, a 10% surtax (not applicable to capital gains) applies to certain high-income taxpayers. It is computed by applying a 39.6% rate to taxable income in excess of $250,000. The above tables do not reflect the personal exemption phaseout nor the limitations of itemized deductions that may apply.

THE VALUE OF STARTING YOUR IRA EARLY

     The following illustrates how much more you would have contributing $2,000 each January--the earliest opportunity--compared to contributing on April 15th of the following year--the latest, for each tax year.

                 After     5 years     $ 3,528  more
                          10 years     $ 6,113
                          20 years     $17,228
                          30 years     $47,295

     Compounded returns for the longest period of time is the key. The above illustration assumes a 10% rate of return and the reinvestment of all proceeds.

     And it pays to shop around. If you get just 2% more per year, it can make a big difference when you retire. A constant 8% versus 10% return, both compounded quarterly, illustrates the point. This chart is based on a yearly investment of $2,000 on January 1. After 30 years the difference can mean as much as 50% more!


                        8% Return      10% Return
                        ---------      ----------
     10 Years            $ 31,726       $ 35,834
     30 Years            $256,465       $390,394


     The statistical exhibits above are for illustration purposes only and do not reflect the actual performance for the Series either in the past or in the future.

APPENDIX B

THE COMPANY LIFE CYCLE
     Traditional business theory contends that a typical company progresses through basically four stages of development, keyed closely to a firm's sales.

     1. EMERGING GROWTH--a period of experimentation in which the company builds awareness of a new product or firm.

     2. ACCELERATED DEVELOPMENT--a period of rapid growth with potentially high profitability and acceptance of the product.

     3. MATURING PHASE--a period of diminished real growth due to dependence on replacement or sustained product demand.

     4. CYCLICAL STAGE--a period in which a company faces a potential saturation of demand for its product. At this point, a firm either diversifies or becomes obsolete.

                       HYPOTHETICAL CORPORATE LIFE CYCLE



[Chart Appears Here]

     Hypothetical Corporate Life Cycle Chart shows in a line illustration, the stages that a typical company would go through, beginning with the emerging state where sales growth continues at a steep pace to the mature phase where growth levels off to the cyclical state where sales show more definitive highs and lows.

     The above chart illustrates the path traditionally followed by companies that successfully survive the growth sequence.

FINANCIAL STATEMENTS


     Ernst & Young LLP serves as the independent auditors for the Fund and, in its capacity as such, audits the financial statements contained in the Series' Annual Report. The Delaware Group Decatur Fund, Inc. - Decatur Total Return Fund's Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets, and Notes to Financial Statements, as well as the report of Ernst & Young LLP, independent auditors, for the fiscal year ended November 30, 1994 are included in the Series' Annual Report to shareholders. The Series was formerly known as Decatur Fund II. The financial statements, the notes relating thereto and the report of Ernst & Young LLP, listed above are incorporated by reference from the Annual Report into this Part B. In addition, unaudited financial statements and the notes relating thereto for the six-month period ended May 31, 1995 are incorporated by reference from the Series' Semi-Annual Report into this Part B.

     The Delaware Group includes funds with a wide range of investment objectives. Stock funds, income funds, tax-free funds, money market funds, global and international funds and closed-end equity funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, shareholders of the Fund Classes should contact their financial adviser or call Delaware Group at 800-523-4640, in Philadelphia call 215-988-1333 and shareholders of the Institutional Class should contact Delaware Group at 800-828-5052.

INVESTMENT MANAGER
Delaware Management Company, Inc.
One Commerce Square
Philadelphia, PA  19103
NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA  19103
SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA  19103
LEGAL COUNSEL
Stradley, Ronon, Stevens & Young
One Commerce Square
Philadelphia, PA  19103
INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA  19103
CUSTODIAN
Chemical Bank
450 West 33rd Street
New York, NY  10001


DECATUR TOTAL RETURN FUND

------------------------------

A CLASS

------------------------------

B CLASS

------------------------------

C CLASS

------------------------------

INSTITUTIONAL CLASS

------------------------------

CLASSES OF DELAWARE GROUP
DECATUR FUND, INC.

------------------------------








PART B

STATEMENT OF
ADDITIONAL INFORMATION

------------------------------

November 29, 1995









                      DELAWARE
                      GROUP
------------------------------

                                              Form N-1A
                                              File No. 2-13017
                                              Delaware Group Decatur Fund, Inc.



                                    PART C
                                    ------

                               Other Information
                               -----------------


Item 24.  Financial Statements and Exhibits
          ---------------------------------

          (a)   Financial Statements:

                Part A - Financial Highlights

               *Part B - Statements of Net Assets
                         Statements of Operations
                         Statements of Changes in Net Assets
                         Notes to Financial Statements
                         Accountant's Reports


          * The financial statements and Accountant's Reports listed above for each Series are incorporated by reference into Part B from the Registrant's Annual Reports for the fiscal year ended November 30, 1994 which are included herein as an Exhibit. In addition, the unaudited financial statements for each Series for the six-month period ended May 31, 1995 are incorporated by reference into Part B from the Registrant's Semi-Annual Reports. The Registrant's Semi-Annual Reports were electronically filed with the Commission on August 4, 1995.


          (b)  Exhibits:

                 (1)  Articles of Incorporation.
                      -------------------------

                      (a) Articles of Incorporation, as amended and supplemented to date, attached as Exhibit.

                      (b) Form of Articles Supplementary (November 1995) attached as Exhibit.

                 (2)  By-Laws.  By-Laws, as amended to date, attached as
                      -------
                                Exhibit.

                 (3)  Voting Trust Agreement.  Inapplicable.
                      ----------------------

                                           Form N-1A
                                           File No. 2-13017
                                           Delaware Group Decatur Fund, Inc.



                 (4)  Copies of All Instruments Defining the Rights of Holders.
                      --------------------------------------------------------

                      (a)  Articles of Incorporation, Articles of Amendment and
                           ----------------------------------------------------
                           Articles Supplementary.  Article Second of Articles
                           ----------------------
                           Supplementary (June 30, 1993, April 27, 1994 and September 2, 1994), Article Fifth of the Articles of Incorporation (March 4, 1983) and Article Eleventh of Articles of Amendment (May 2, 1985) attached as
                           Exhibit 24(b)(1)(a) and Form of Articles
                           Supplementary (November 1995) attached as Exhibit 24(b)(1)(b).

                      (b)  By-Laws.  Article II, Article III, as amended, and
                           -------
                           Article XIII, which was subsequently redesignated as
                           Article XIV, attached as Exhibit 24(b)(2).

                 (5)  Investment Management Agreements. Investment Management
                      --------------------------------
                      Agreements between Delaware Management Company, Inc. and the Registrant on behalf of each Series dated April 3, 1995 attached as Exhibit.

                 (6)  (a)  Distribution Agreements.
                           -----------------------

                           (i) Form of Distribution Agreements (April 1995) included as Module.

                           (ii) Form of Amendment No. 1 to Distribution Agreement (November 1995) included as Module.

                      (b)  Administration and Service Agreement.  Form of
                           ------------------------------------
                           Administration and Service Agreement (as amended November 1995) included as Module.

                      (c)  Dealer's Agreement.  Form of Dealer's Agreement (as
                           ------------------
                           amended November 1995) included as Module.

                      (d) Form of Mutual Fund Agreement for the Delaware Group of Funds incorporated into this filing by reference to Post-Effective Amendment No. 102 filed January 30, 1995.

                 (7)  Bonus, Profit Sharing, Pension Contracts. Amended and
                      ----------------------------------------
                      Restated Profit Sharing Plan included as Module.

                 (8)  Custodian Agreements. Incorporated into this filing by
                      --------------------
                      reference to Post-Effective Amendment No. 83 filed January 30, 1989, Post-Effective Amendment No. 84 filed January 30, 1989, Post-Effective Amendment No. 90 filed January 28, 1992 and Post-Effective Amendment No. 91 filed January 28, 1992.

                                           Form N-1A
                                           File No. 2-13017
                                           Delaware Group Decatur Fund, Inc.



                 (9)  Other Material Contracts. Shareholders Services Agreements
                      ------------------------
                      incorporated into this filing by reference to Post-Effective Amendment No. 81 filed November 30, 1988 and Post-Effective Amendment No. 82 filed November 30, 1988.

                (10)  Opinion of Counsel. Filed with letter relating to Rule
                      ------------------
                      24f-2 on January 26, 1995.

                (11)  Consents of Auditors. Attached as Exhibit.
                      --------------------

             (12-13)  Inapplicable.

                (14)  Model Plans. Incorporated into this filing by reference to
                      -----------
                      Post-Effective Amendment No. 93 filed February 1, 1993 and Post-Effective Amendment No. 95 filed May 27, 1993.

                      Amended Model Plans included as Module.

              **(15)  Plans under Rule 12b-1.
                      ----------------------

                      (a)  Form of Plan under Rule 12b-1 for Class A (November
                           1995) included as Module.

                      (b)  Form of Plan under Rule 12b-1 for Class B (November
                           1995) included as Module.

                      (c)  Form of Plan under Rule 12b-1 for Class C (November
                           1995) included as Module.

                (16)  Schedules of Computation for each Performance Quotation.
                      -------------------------------------------------------
                      Attached as Exhibit.

                (17)  Financial Data Schedules. Attached as Exhibit.
                      ------------------------

                (18)  Plan under Rule 18f-3. Form of Plan under Rule 18f-3
                      ---------------------
                      included as Module.

                (19)  Other:  Directors' Power of Attorney. Attached as Exhibit.
                              ----------------------------

                (20)  Other:  Financial Statements. The Registrant's Annual
                              --------------------
                              Reports for the fiscal year ended November 30, 1994 attached as Exhibit.

** Relates to Decatur Income Fund's and Decatur Total Return Fund's retail classes only.

Item 25.  Persons Controlled by or under Common Control with Registrant. None.
          -------------------------------------------------------------

                                           Form N-1A
                                           File No. 2-13017
                                           Delaware Group Decatur Fund, Inc.



Item 26.  Number of Holders of Securities.
          -------------------------------

                (1)                                       (2)

                                                         Number of
          Title of Class                                 Record Holders*
          --------------                                 --------------
          Delaware Group Decatur Fund, Inc.'s
          Decatur Income Fund series:


          Decatur Income Fund A Class
          Common Stock Par Value                         78,583 Accounts as of
          $1.00 Per Share                                October 31, 1995

          Decatur Income Fund B Class
          Common Stock Par Value                         1,009 Accounts as of
          $1.00 Per Share                                October 31, 1995

          Decatur Income Fund C Class
          Common Stock Par Value                         0 Accounts as of
          $1.00 Per Share                                October 31, 1995

          Decatur Income Fund Institutional Class
          Common Stock Par Value                         97 Accounts as of
          $1.00 Per Share                                October 31, 1995

          Delaware Group Decatur Fund, Inc.'s
          Decatur Total Return Fund series:

          Decatur Total Return Fund A Class
          Common Stock Par Value                         36,478 Accounts as of
          $1.00 Per Share                                October 31, 1995

          Decatur Total Return Fund B Class
          Common Stock Par Value                         993 Accounts as of
          $1.00 Per Share                                October 31, 1995

          Decatur Total Return Fund C Class
          Common Stock Par Value                         0 Accounts as of
          $1.00 Per Share                                October 31, 1995

* Class C Shares were not offered prior to the effective date of this Registration Statement.

                                           Form N-1A
                                           File No. 2-13017
                                           Delaware Group Decatur Fund, Inc.

                                                         Number of
          Title of Class                                 Record Holders
          --------------                                 --------------
          Decatur Total Return Fund Institutional Class
          Common Stock Par Value                         11 Accounts as of
          $1.00 Per Share                                October 31, 1995

Item 27.  Indemnification.  Incorporated into this filing by reference to
          ---------------
          Post-Effective Amendment No. 75 filed May 23, 1986 and Article VII of the By-Laws, as amended, attached as Exhibit 24(b)(2).

Item 28.  Business and Other Connections of Investment Adviser.
          ----------------------------------------------------

          Delaware Management Company, Inc. (the "Manager") or its affiliate, Delaware International Advisers Ltd., also serves as investment manager to the other funds in the Delaware Group (Delaware Group Delaware Fund, Inc., Delaware Group Trend Fund, Inc., Delaware Group Value Fund, Inc., Delaware Group DelCap Fund, Inc., Delaware Group Delchester High-Yield Bond Fund, Inc., Delaware Group Government Fund, Inc., Delaware Group Limited-Term Government Funds, Inc., Delaware Group Cash Reserve, Inc., Delaware Group Tax-Free Fund, Inc., DMC Tax-Free Income Trust-Pennsylvania, Delaware Group Tax-Free Money Fund, Inc., Delaware Group Premium Fund, Inc., Delaware Group Global & International Funds, Inc., Delaware Pooled Trust, Inc., Delaware Group Dividend and Income Fund, Inc. and Delaware Group Global Dividend and Income Fund, Inc.) and provides investment advisory services to institutional accounts, primarily retirement plans and endowment funds. In addition, certain directors of the Manager also serve as directors/trustees of the other Delaware Group funds, and certain officers are also officers of these other funds. A company owned by the Manager's parent company acts as principal underwriter to the mutual funds in the Delaware Group (see Item 29 below) and another such company acts as the shareholder servicing, dividend disbursing and transfer agent for all of the mutual funds in the Delaware Group.

          The following persons serving as directors or officers of the Manager have held the following positions during the past two years:

                                           Form N-1A
                                           File No. 2-13017
                                           Delaware Group Decatur Fund, Inc.

Name and Principal           Positions and Offices with the Manager and its
Business Address*            Affiliates and Other Positions and Offices Held
-----------------------      ----------------------------------------------------------------------
Wayne A. Stork               Chairman of the Board, Chief Executive Officer, Chief Investment
                             Officer and Director of Delaware Management Company, Inc.; President,
                             Chief Executive Officer, Chairman of the Board and Director of the
                             Registrant, and with the exception of Delaware Pooled Trust, Inc., each of the other funds in the Delaware Group and Delaware Management
                             Holdings, Inc.; Chairman of the Board and Director of Delaware Pooled
                             Trust, Inc. and Delaware Investment Counselors, Inc.; Chairman, Chief
                             Executive Officer and Director of DMH Corp., Delaware International
                             Advisers Ltd., Delaware International Holdings Ltd. and Founders
                             Holdings, Inc.; and Director of Delaware Distributors, Inc. and
                             Delaware Service Company, Inc.

Winthrop S. Jessup           Executive Vice President and Director of Delaware Management Company,
                             Inc., DMH Corp., Delaware International Holdings Ltd. and Founders
                             Holdings, Inc.; Executive Vice President of the Registrant and, with the exception of Delaware Pooled Trust, Inc., each of the other funds in the Delaware Group and Delaware Management Holdings, Inc.;
                             President and Chief Executive Officer of Delaware Pooled Trust, Inc.;
                             Vice Chairman of Delaware Distributors, L.P.; Vice Chairman and
                             Director of Delaware Distributors, Inc.; Director of Delaware Service
                             Company, Inc., Delaware Management Trust Company and Delaware
                             International Advisers Ltd.; and President and Director of Delaware
                             Investment Counselors, Inc.

Richard G. Unruh, Jr.        Executive Vice President and Director of Delaware Management Company,
                             Inc.; Executive Vice President of the Registrant and each of the other funds in the Delaware Group; Senior Vice President of Delaware
                             Management Holdings, Inc.; and Director of Delaware International
                             Advisers Ltd.

                             Board of Directors, Chairman of Finance Committee, Keystone Insurance
                             Company since 1989, 2040 Market Street, Philadelphia, PA; Board of
                             Directors, Chairman of Finance Committee, Mid Atlantic, Inc., since
                             1989, 2040 Market Street, Philadelphia, PA

Paul E. Suckow               Senior Vice President/Chief Investment Officer, Fixed Income of
                             Delaware Management Company, Inc., the Registrant, each of the other funds in the Delaware Group and Delaware Management Holdings, Inc.;
                             Senior Vice President and Director of Founders Holdings, Inc.; and
                             Director of Founders CBO Corporation

*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                           Form N-1A
                                           File No. 2-13017
                                           Delaware Group Decatur Fund, Inc.

Name and Principal           Positions and Offices with the Manager and its
Business Address*            Affiliates and Other Positions and Offices Held
-----------------------      ----------------------------------------------------------------------
David K. Downes              Senior Vice President, Chief Administrative Officer and Chief
                             Financial Officer of Delaware Management Company, Inc., the Registrant
                             and each of the other funds in the Delaware Group; Chairman and
                             Director of Delaware Management Trust Company; Senior Vice President,
                             Chief Administrative Officer, Chief Financial Officer and Treasurer of
                             Delaware Management Holdings, Inc.; Senior Vice President, Chief
                             Financial Officer, Treasurer and Director of DMH Corp.; Senior Vice
                             President, Chief Administrative Officer and Director of Delaware
                             Distributors, Inc.; Senior Vice President and Chief Administrative
                             Officer of Delaware Distributors, L.P.; Senior Vice President, Chief
                             Administrative Officer, Chief Financial Officer and Director of
                             Delaware Service Company, Inc.; Chief Financial Officer and Director
                             of Delaware International Holdings Ltd.; Senior Vice President, Chief
                             Financial Officer and Treasurer of Delaware Investment Counselors,
                             Inc.; Senior Vice President and Director of Founders Holdings, Inc.;
                             and Director of Delaware International Advisers Ltd.

George M. Chamberlain, Jr.   Senior Vice President, Secretary and Director of Delaware Management
                             Company, Inc., DMH Corp., Delaware Distributors, Inc. and Delaware
                             Service Company, Inc.; Senior Vice President and Secretary of the
                             Registrant, each of the other funds in the Delaware Group, Delaware
                             Distributors, L.P., Delaware Investment Counselors, Inc. and Delaware
                             Management Holdings, Inc.; Executive Vice President, Secretary and
                             Director of Delaware Management Trust Company; Corporate Vice
                             President, Secretary and Director of Founders Holdings, Inc.;
                             Secretary and Director of Delaware International Holdings Ltd.; and
                             Director of Delaware International Advisers Ltd.

                             Director of ICI Mutual Insurance Co. since 1992, P.O. Box 730,
                             Burlington, VT


*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                           Form N-1A
                                           File No. 2-13017
                                           Delaware Group Decatur Fund, Inc.

Name and Principal           Positions and Offices with the Manager and its
Business Address*            Affiliates and Other Positions and Offices Held
-----------------------      ----------------------------------------------------------------------
Richard J. Flannery          Managing Director/Corporate Tax & Affairs of Delaware Management
                             Company, Inc., Delaware Management Holdings, Inc., DMH Corp., Delaware
                             Distributors, L.P., Delaware Distributors, Inc., Delaware Service
                             Company, Inc., Delaware Management Trust Company, Delaware
                             International Holdings Ltd., Delaware Investment Counselors, Inc. and
                             Founders CBO Corporation; Vice President of the Registrant and each of the other funds in the Delaware Group; Managing Director/Corporate Tax
                             & Affairs and Director of Founders Holdings, Inc.; and Director of
                             Delaware International Advisers Ltd.

                             Limited Partner of Stonewall Links, L.P. since 1991, Bulltown Rd.,
                             Elverton, PA; Director and Member of Executive Committee of Stonewall
                             Links, Inc. since 1991, Bulltown Rd., Elverton, PA

Michael P. Bishof/1/         Vice President and Treasurer of Delaware Management Company, Inc., the
                             Registrant, each of the other funds in the Delaware Group, Delaware
                             Management Holdings, Inc., DMH Corp., Delaware Distributors, L.P.,
                             Delaware Distributors, Inc., Delaware Service Company, Inc., Founders
                             Holdings, Inc. and Founders CBO Corporation

Eric E. Miller               Vice President and Assistant Secretary of Delaware Management Company,
                             Inc., the Registrant, each of the other funds in the Delaware Group,
                             Delaware Management Holdings, Inc., DMH Corp., Delaware Distributors,
                             L.P., Delaware Distributors Inc., Delaware Service Company, Inc.,
                             Delaware Management Trust Company, Founders Holdings, Inc. and
                             Delaware Investment Counselors, Inc.

Richelle S. Maestro          Vice President and Assistant Secretary of Delaware Management Company,
                             Inc., the Registrant, each of the other funds in the Delaware Group,
                             Delaware Management Holdings, Inc., Delaware Distributors, L.P.,
                             Delaware Distributors, Inc., Delaware Service Company, Inc., DMH
                             Corp., Delaware Management Trust Company, Delaware Investment
                             Counselors, Inc. and Founders Holdings, Inc.; and Assistant Secretary
                             of Founders CBO Corporation

                             General Partner of Tri-R Associates since 1989, 10001 Sandmeyer Ln.,
                             Philadelphia, PA


*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                           Form N-1A
                                           File No. 2-13017
                                           Delaware Group Decatur Fund, Inc.

Name and Principal           Positions and Offices with the Manager and its
Business Address*            Affiliates and Other Positions and Offices Held
-----------------------      ----------------------------------------------------------------------
Joseph H. Hastings           Vice President/Corporate Controller of Delaware Management Company,
                             Inc., the Registrant, each of the other funds in the Delaware Group,
                             Delaware Management Holdings, Inc., DMH Corp., Delaware Distributors,
                             L.P., Delaware Distributors, Inc., Delaware Service Company, Inc.,
                             Delaware Investment Counselors, Inc. and Founders Holdings, Inc.;
                             Executive Vice President, Chief Financial Officer and Treasurer of
                             Delaware Management Trust Company; and Assistant Treasurer of Founders
                             CBO Corporation

Bruce A. Ulmer               Vice President/Director of Internal Audit of Delaware Management
                             Company, Inc., the Registrant, each of the other funds in the Delaware
                             Group, Delaware Management Holdings, Inc., DMH Corp. and Delaware
                             Management Trust Company

Lisa O. Brinkley/2/          Vice President/Compliance of Delaware Management Company, Inc., the
                             Registrant, each of the other funds in the Delaware Group, DMH Corp.,
                             Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware
                             Service Company, Inc., Delaware Management Trust Company and Delaware
                             Investment Counselors, Inc.

Rosemary E. Milner           Vice President/Legal of Delaware Management Company, Inc., the
                             Registrant, each of the other funds in the Delaware Group, Delaware
                             Distributors, L.P. and Delaware Distributors, Inc.

Douglas L. Anderson/3/       Vice President/Operations of Delaware Management Company, Inc. and
                             Delaware Service Company, Inc.; and Vice President/Operations and
                             Director of Delaware Management Trust Company

Michael T. Taggart/4/        Vice President/Facilities Management and Administrative Services of
                             Delaware Management Company, Inc.

Gerald T. Nichols            Vice President/Senior Portfolio Manager of Delaware Management
                             Company, Inc., each of the tax-exempt funds, the fixed income funds and the closed-end funds in the Delaware Group; Vice President of
                             Founders Holdings, Inc.; and Treasurer and Director of Founders CBO
                             Corporation


*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                           Form N-1A
                                           File No. 2-13017
                                           Delaware Group Decatur Fund, Inc.

Name and Principal           Positions and Offices with the Manager and its
Business Address*            Affiliates and Other Positions and Offices Held
-----------------------      ----------------------------------------------------------------------
J. Michael Pokorny           Vice President/Senior Portfolio Manager of Delaware Management
                             Company, Inc., each of the tax-exempt funds and the fixed income funds in the Delaware Group

Gary A. Reed                 Vice President/Senior Portfolio Manager of Delaware Management
                             Company, Inc., each of the tax-exempt funds and the fixed income funds in the Delaware Group and Delaware Investment Counselors, Inc.

Paul A. Matlack              Vice President/Senior Portfolio Manager of Delaware Management
                             Company, Inc., each of the tax-exempt funds, the fixed income funds and the closed-end funds in the Delaware Group; Vice President of
                             Founders Holdings, Inc.; and Secretary and Director of Founders CBO
                             Corporation

James R. Raith, Jr.          Vice President/Senior Portfolio Manager of Delaware Management
                             Company, Inc., each of the tax-exempt funds, the fixed income funds and the closed-end funds in the Delaware Group; Vice President of
                             Founders Holdings, Inc.; and President and Director of Founders CBO
                             Corporation

Patrick P. Coyne             Vice President/Senior Portfolio Manager of Delaware Management
                             Company, Inc., each of the tax-exempt funds and the fixed income funds in the Delaware Group

Roger A. Early/5/            Vice President/Senior Portfolio Manager of Delaware Management
                             Company, Inc., each of the tax-exempt funds and the fixed income funds in the Delaware Group

Edward N. Antoian            Vice President/Senior Portfolio Manager of Delaware Management
                             Company, Inc., the Registrant and each of the other equity funds in the Delaware Group

George H. Burwell            Vice President/Senior Portfolio Manager of Delaware Management
                             Company, Inc., the Registrant and each of the other equity funds in the Delaware Group

John B. Fields               Vice President/Senior Portfolio Manager of Delaware Management
                             Company, Inc., the Registrant, each of the other equity funds in the
                             Delaware Group and Delaware Investment Counselors, Inc.


*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                           Form N-1A
                                           File No. 2-13017
                                           Delaware Group Decatur Fund, Inc.

Name and Principal           Positions and Offices with the Manager and its
Business Address*            Affiliates and Other Positions and Offices Held
-----------------------      ----------------------------------------------------------------------
Edward A. Trumpbour          Vice President/Senior Portfolio Manager of Delaware Management
                             Company, Inc., the Registrant and each of the other equity funds in the Delaware Group

David C. Dalrymple           Vice President/Senior Portfolio Manager of Delaware Management
                             Company, Inc., the Registrant and each of the other equity funds in the Delaware Group

/1/ VICE PRESIDENT/GLOBAL INVESTMENT MANAGEMENT OPERATIONS, Bankers Trust and VICE PRESIDENT, CS First Boston Investment Management prior to June 1995.

/2/ VICE PRESIDENT AND COMPLIANCE OFFICER, Banc One Securities Corporation prior to June 1994 and ASSISTANT VICE PRESIDENT AND COMPLIANCE OFFICER, Aetna Life and Casualty prior to March 1993.

/3/  VICE PRESIDENT OF OPERATIONS, Supervised Service Company prior to
     March 1994.

/4/ ASSISTANT VICE PRESIDENT/ADMINISTRATIVE SERVICES, United Pacific Life Insurance prior to January 1994.

/5/ SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER, Federated Investors prior to July 1994.

Item 29.  Principal Underwriters.
          ----------------------

          (a) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Group.

          (b) Information with respect to each director, officer or partner of principal underwriter:

Name and Principal                    Positions and Offices              Positions and Offices
Business Address*                     with Underwriter                   with Registrant
----------------------------          ---------------------              ------------------------
Delaware Distributors, Inc.           General Partner                    None

Delaware Management
Company, Inc.                         Limited Partner                    Investment Manager

Delaware Investment
Counselors, Inc.                      Limited Partner                    None

Winthrop S. Jessup                    Vice Chairman                      Executive Vice President

Keith E. Mitchell                     President and Chief                None
                                      Executive Officer




*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                           Form N-1A
                                           File No. 2-13017
                                           Delaware Group Decatur Fund, Inc.

Name and Principal               Positions and Offices                    Positions and Offices
Business Address*                with Underwriter                         with Registrant
--------------------------       ----------------------------             ----------------------------
David K. Downes                  Senior Vice President and                Senior Vice President/Chief
                                 Chief Administrative Officer             Administrative Officer/Chief
                                                                          Financial Officer
George M. Chamberlain, Jr.       Senior Vice President/                   Senior Vice President/
                                 Secretary                                Secretary

J. Lee Cook                      Senior Vice President/                   None
                                 National Sales Manager

Stephen H. Slack                 Senior Vice President/                   None
                                 Wholesaler

William F. Hostler               Senior Vice President/                   None
                                 Marketing Services

Minette van Noppen               Senior Vice President/                   None
                                 Retirement Services

Richard J. Flannery              Managing Director/Corporate              Vice President
                                 & Tax Affairs

Eric E. Miller                   Vice President/                          Vice President/
                                 Assistant Secretary                      Assistant Secretary

Richelle S. Maestro              Vice President/                          Vice President/
                                 Assistant Secretary                      Assistant Secretary

Joseph H. Hastings               Vice President/                          Vice President/
                                 Corporate Controller                     Corporate Controller

Michael P. Bishof                Vice President/Treasurer                 Vice President/Treasurer

Lisa O. Brinkley                 Vice President/                          Vice President/
                                 Compliance                               Compliance

Rosemary E. Milner               Vice President/Legal                     Vice President/Legal

*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                           Form N-1A
                                           File No. 2-13017
                                           Delaware Group Decatur Fund, Inc.




Name and Principal               Positions and Offices                    Positions and Offices
Business Address*                with Underwriter                         with Registrant
---------------------------      ---------------------                    ---------------------
Diane M. Anderson                Vice President/                          None
                                 Retirement Services

Denise F. Guerriere              Vice President/Client Services           None

Julia R. Vander Els              Vice President/                          None
                                 Retirement Services

Jerome J. Alrutz                 Vice President/                          None
                                 Retirement Services

Martin J. Cole                   Vice President/                          None
                                 Retirement Services

Joanne A. Mettenheimer           Vice President/                          None
                                 National Accounts

Christopher H. Price             Vice President/Annuity                   None
                                 Marketing & Administration

Thomas S. Butler                 Vice President/                          None
                                 DDI Administration

Frank Albanese                   Vice President/Wholesaler                None

William S. Carroll               Vice President/Wholesaler                None

William S. Castetter             Vice President/Wholesaler                None

Thomas J. Chadie                 Vice President/Wholesaler                None

Robert M. Frank                  Vice President/Wholesaler                None

Douglas R. Glennon               Vice President/Wholesaler                None

Alan D. Kessler                  Vice President/Wholesaler                None

William M. Kimbrough             Vice President/Wholesaler                None

*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                           Form N-1A
                                           File No. 2-13017
                                           Delaware Group Decatur Fund, Inc.


Name and Principal               Positions and Offices                    Positions and Offices
Business Address*                with Underwriter                         with Registrant
-----------------------          -------------------------                ---------------------
Mac McAuliffe                    Vice President/Wholesaler                None

Patrick L. Murphy                Vice President/Wholesaler                None

Henry W. Orvin                   Vice President/Wholesaler                None

Philip G. Rickards               Vice President/Wholesaler                None

Dion D. Rooney                   Vice President/Wholesaler                None

Michael W. Rose                  Vice President/Wholesaler                None

Thomas E. Sawyer                 Vice President/Wholesaler                None

Sanford G. Simmons, Jr.          Vice President/Wholesaler                None

Robert E. Stansbury              Vice President/Wholesaler                None

Larry D. Stone                   Vice President/Wholesaler                None

*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

          (c)  Not Applicable.

Item 30.  Location of Accounts and Records.
          --------------------------------

          All accounts and records are maintained in Philadelphia at 1818 Market Street, Philadelphia, PA 19103 or One Commerce Square, Philadelphia, PA 19103.

Item 31.  Management Services.  None.
          -------------------

Item 32.  Undertakings.
          ------------

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                           Form N-1A
                                           File No. 2-13017
                                           Delaware Group Decatur Fund, Inc.



          (d) The Registrant hereby undertakes to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia and Commonwealth of Pennsylvania on this 21st day of November, 1995.

                               DELAWARE GROUP DECATUR FUND, INC.


                                By /s/Wayne A. Stork
                                  ----------------------------
                                             Wayne A. Stork
                                     Chairman of the Board, President,
                                    Chief Executive Officer and Director


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

           Signature                                         Title                                                  Date
-------------------------------                    ------------------------------------------               ----------------------
                                                   Chairman of the Board, President,
/s/Wayne A. Stork                                  Chief Executive Officer and Director                     November 21, 1995
--------------------------------------------------
Wayne A. Stork

                                                   Senior Vice President/Chief Administrative
                                                   Officer/Chief Financial Officer (Principal
                                                   Financial Officer and Principal Accounting
/s/David K. Downes                                 Officer)                                                 November 21, 1995
--------------------------------------------------
David K. Downes

/s/Walter P. Babich                        *       Director                                                 November 21, 1995
--------------------------------------------
Walter P. Babich
/s/Anthony D. Knerr                        *       Director                                                 November 21, 1995
--------------------------------------------
Anthony D. Knerr
/s/Ann R. Leven                            *       Director                                                 November 21, 1995
--------------------------------------------
Ann R. Leven
/s/W. Thacher Longstreth                   *       Director                                                 November 21, 1995
--------------------------------------------
W. Thacher Longstreth
/s/Charles E. Peck                         *       Director                                                 November 21, 1995
--------------------------------------------
Charles E. Peck

                              *By/s/Wayne A. Stork
                                 --------------------------------------
                                          Wayne A. Stork
                                       as Attorney-in-Fact for
                                   each of the persons indicated

                               INDEX TO EXHIBITS




  Exhibit No.         Exhibit
  -----------         -------

  EX-99.B1A           Articles of Incorporation, as amended and supplemented to
                      date

  EX-99.B1B           Form of Articles Supplementary (November 1995)

  EX-99.B2            By-Laws, as amended to date

  EX-99.B5            Investment Management Agreements (April 3, 1995)

 . EX-99.B6AI          Form of Distribution Agreement (April 1995)
  (Module Name
  DIS_AGR_NON_MON)

 . EX-99.B6AII         Form of Amendment No. 1 to Distribution Agreement
  (Module Name        (November 1995)
  AMD_DIS_AGR_NON)

 . EX-99.B6B           Form of Administration and Service Agreement (as amended
  (Module Name        November 1995)
  ADMIN_SER_AGREE)

 . EX-99.B6C           Form of Dealer's Agreement (as amended November 1995)
  (Module Name
  DEALERS_AGREE)

  EX-99.B7            Amended and Restated Profit Sharing Plan
 . (Module Name
  PROF_SHARE_PLAN)

 . EX-99.B11           Consents of Auditors

  EX-99.B14           Amended Model Plans
 . (Module Name
  MODEL_PLANS)

  EX-99.B15A          Form of Plan under Rule 12b-1 for Class A (November 1995)
 . (Module Name
  CL_A_SHARE_NON)

  EX-99.B15B          Form of Plan under Rule 12b-1 for Class B (November 1995)
 . (Module Name
  CL_B_SHARE_ALL)

  EX-99.B15C          Form of Plan under Rule 12b-1 for Class C (November 1995)
 . (Module Name
  CL_C_SHARE_ALL)

  EX-99.B16           Schedules of Computation for each Performance Quotation

  EX-27               Financial Data Schedules

  EX-99.B18           Form of Plan under Rule 18f-3
 . (Module Name
  PLAN)

  EX-99.B19           Directors' Power of Attorney

  EX-99.B20           Financial Statements:  Annual Reports for the fiscal year
                      ended November 30, 1994